UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Blue Chip Growth Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	(22.85)%	16.45%	17.05%
Class K	(22.78)%	16.55%	17.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

68,000
60,000
50,000
40,000
30,000
20,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$48,263	Fidelity® Blue Chip Growth Fund
$43,927	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2022, the fund's share classes returned about -23%, underperforming the -11.93% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary detractor. Weak picks in the consumer discretionary and information technology sectors hampered the fund's relative result. Also hindering our result was stock selection in the industrials sector, primarily within the transportation industry. The biggest individual relative detractor was an overweight position in Lyft (-75%). The fund's stake in Snap returned about -87%. We increased our non-benchmark stake in the company the past year. Another notable relative detractor was an overweighting in Carvana (-92%). This period we added to our stake. Conversely, the top contributor to performance versus the benchmark was an overweighting in energy. Stock selection in materials also helped. The fund's non-benchmark stake in Celsius Holdings (+30%) was a notable relative contributor. We increased our position in the company the past year. An outsized stake in Dollar Tree (+73%), a position we established this period, also contributed, as did an overweighting in energy company Hess (+49%), a position we added to during the past 12 months. Notable changes in positioning include a lower allocation to the communication services and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	12.7
Microsoft Corp.	8.6
Amazon.com, Inc.	7.8
Alphabet, Inc. Class A	6.2
NVIDIA Corp.	5.4
Tesla, Inc.	4.7
Marvell Technology, Inc.	3.5
Meta Platforms, Inc. Class A	2.2
Lowe's Companies, Inc.	1.6
NXP Semiconductors NV	1.6
54.3

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	41.1
Consumer Discretionary	29.8
Communication Services	10.6
Health Care	7.0
Energy	4.7
Industrials	2.7
Materials	1.5
Consumer Staples	1.4
Financials	1.0
Real Estate	0.1
Utilities	0.1

Asset Allocation (% of fund's net assets)

As of July 31, 2022
Stocks	97.8%
Convertible Securities	2.1%
Other Investments	0.1%

Foreign investments - 7.2%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 10.5%
Diversified Telecommunication Services - 0.0%
Starry, Inc.	2,949,276	$8,966
Entertainment - 1.5%
Bilibili, Inc. ADR (a)(b)	2,827,543	69,105
Endeavor Group Holdings, Inc. (a)	1,711,779	39,011
Netflix, Inc. (a)	1,959,212	440,627
Sea Ltd. ADR (a)	862,324	65,813
Universal Music Group NV	830,603	18,802
		633,358
Interactive Media & Services - 8.9%
Alphabet, Inc. Class A (a)	21,783,040	2,533,803
Meta Platforms, Inc. Class A (a)	5,642,325	897,694
Snap, Inc. Class A (a)	23,165,555	228,876
		3,660,373
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	239,592	34,276

TOTAL COMMUNICATION SERVICES		4,336,973

CONSUMER DISCRETIONARY - 29.2%
Automobiles - 5.3%
Neutron Holdings, Inc. (a)(c)(d)	7,152,433	197
Rad Power Bikes, Inc. (a)(c)(d)	928,091	4,835
Rivian Automotive, Inc. (e)	305,005	10,462
Rivian Automotive, Inc. (b)	3,719,386	127,575
Tesla, Inc. (a)	2,175,437	1,939,293
XPeng, Inc. ADR (a)	3,465,612	84,665
		2,167,027
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc. Class A (a)(b)	3,568,710	396,055
Booking Holdings, Inc. (a)	40,739	78,858
Caesars Entertainment, Inc. (a)	3,785,260	172,949
Chipotle Mexican Grill, Inc. (a)	149,324	233,576
Hilton Worldwide Holdings, Inc.	1,064,692	136,355
Marriott International, Inc. Class A	1,375,360	218,435
Penn National Gaming, Inc. (a)	7,213,931	249,241
Sonder Holdings, Inc. (a)	891,027	1,381
Sonder Holdings, Inc.:
rights (a)(d)	16,222	7
rights (a)(d)	16,221	6
rights (a)(d)	16,222	6
rights (a)(d)	16,221	5
rights (a)(d)	16,221	5
rights (a)(d)	16,221	4
Sweetgreen, Inc. Class A(b)	6,887,711	108,206
		1,595,089
Internet & Direct Marketing Retail - 10.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	850,750	76,032
Amazon.com, Inc. (a)	23,712,200	3,199,961
Deliveroo PLC Class A (a)(e)	11,930,913	13,170
FSN E-Commerce Ventures Private Ltd. (a)(c)	6,140,430	97,301
JD.com, Inc.:
Class A	122,968	3,668
sponsored ADR	1,434,834	85,373
Lyft, Inc. (a)	17,847,020	247,360
Pinduoduo, Inc. ADR (a)	2,224,330	109,014
Uber Technologies, Inc. (a)	17,173,353	402,715
Wayfair LLC Class A (a)	1,026,816	55,356
		4,289,950
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	2,305,048	381,163
Ollie's Bargain Outlet Holdings, Inc. (a)	782,450	46,125
Target Corp.	256,666	41,934
		469,222
Specialty Retail - 4.6%
American Eagle Outfitters, Inc. (b)(f)	9,635,167	116,007
Burlington Stores, Inc. (a)	482,113	68,041
Carvana Co. Class A (a)(b)	4,721,711	137,638
Fanatics, Inc. Class A (c)(d)	1,693,889	109,459
Five Below, Inc. (a)	1,335,420	169,692
Floor & Decor Holdings, Inc. Class A (a)(b)	1,218,497	98,174
Lowe's Companies, Inc.	3,485,017	667,485
RH (a)	675,010	188,618
TJX Companies, Inc.	3,449,022	210,942
Victoria's Secret & Co. (a)	2,374,150	87,749
Warby Parker, Inc. (a)(b)	3,932,771	48,727
		1,902,532
Textiles, Apparel & Luxury Goods - 3.9%
Capri Holdings Ltd. (a)	4,267,429	207,738
Crocs, Inc. (a)	2,628,223	188,286
Deckers Outdoor Corp. (a)	753,002	235,848
Hermes International SCA	11,493	15,670
lululemon athletica, Inc. (a)	1,407,975	437,190
LVMH Moet Hennessy Louis Vuitton SE	124,961	86,767
NIKE, Inc. Class B	3,061,791	351,861
On Holding AG	2,530,472	55,088
Tory Burch LLC (a)(c)(d)(g)	293,611	14,214
		1,592,662

TOTAL CONSUMER DISCRETIONARY		12,016,482

CONSUMER STAPLES - 1.3%
Beverages - 1.0%
Boston Beer Co., Inc. Class A (a)	163,473	62,190
Celsius Holdings, Inc. (a)(b)	3,507,810	312,055
Constellation Brands, Inc. Class A (sub. vtg.)	75,200	18,523
		392,768
Food & Staples Retailing - 0.2%
Albertsons Companies, Inc.	797,946	21,425
BJ's Wholesale Club Holdings, Inc. (a)	427,520	28,943
Blink Health LLC Series A1 (a)(c)(d)	51,117	1,939
Sysco Corp.	371,771	31,563
Walmart, Inc.	29,836	3,940
		87,810
Food Products - 0.0%
The Real Good Food Co. LLC:
Class B (d)(f)	1,262,073	0
Class B unit (e)(f)	1,262,073	8,203
The Real Good Food Co., Inc. (f)	48,238	314
		8,517
Household Products - 0.1%
Procter & Gamble Co.	307,340	42,693
Tobacco - 0.0%
JUUL Labs, Inc.:
Class A (a)(c)(d)	21,148	163
Class B (a)(c)(d)	6,625	51
		214

TOTAL CONSUMER STAPLES		532,002

ENERGY - 4.7%
Energy Equipment & Services - 0.1%
Halliburton Co.	981,543	28,759
Schlumberger Ltd.	119,800	4,436
U.S. Silica Holdings, Inc. (a)	523,671	7,242
		40,437
Oil, Gas & Consumable Fuels - 4.6%
Antero Resources Corp. (a)	2,005,681	79,505
Cenovus Energy, Inc. (Canada)	1,885,138	35,920
Cheniere Energy, Inc.	289,183	43,256
Denbury, Inc. (a)	705,103	50,704
Devon Energy Corp.	1,822,843	114,566
Diamondback Energy, Inc.	1,273,424	163,024
EOG Resources, Inc.	1,606,058	178,626
EQT Corp.	392,459	17,280
Equinor ASA	376,771	14,507
Exxon Mobil Corp.	1,212,503	117,528
Hess Corp.	1,932,676	217,368
Imperial Oil Ltd.	382,158	18,315
Marathon Oil Corp. (b)	2,095,729	51,974
Northern Oil & Gas, Inc.	511,782	14,755
Occidental Petroleum Corp.	1,575,252	103,573
Ovintiv, Inc.	171,330	8,753
Phillips 66 Co.	1,153,260	102,640
Pioneer Natural Resources Co.	684,404	162,170
Range Resources Corp. (a)	228,465	7,555
Reliance Industries Ltd.	6,959,093	221,079
Reliance Industries Ltd. sponsored GDR (e)	291,622	18,401
Valero Energy Corp.	1,222,942	135,465
		1,876,964

TOTAL ENERGY		1,917,401

FINANCIALS - 1.0%
Banks - 0.3%
Kotak Mahindra Bank Ltd.	779,186	17,874
Wells Fargo & Co.	2,364,611	103,735
		121,609
Consumer Finance - 0.5%
American Express Co.	1,414,549	217,869
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(c)(d)	6,428,801	12,150
Berkshire Hathaway, Inc. Class B (a)	42,267	12,705
Rapyd Financial Network 2016 Ltd. (a)(c)(d)	204,327	14,013
		38,868
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	21,032

TOTAL FINANCIALS		399,378

HEALTH CARE - 7.0%
Biotechnology - 1.2%
Alnylam Pharmaceuticals, Inc. (a)	700,793	99,541
Arcutis Biotherapeutics, Inc. (a)	468,796	11,373
Argenx SE ADR (a)	89,447	32,577
Ascendis Pharma A/S sponsored ADR (a)	431,406	36,898
Avidity Biosciences, Inc. (a)	191,213	3,115
Cibus Corp.:
Series C (a)(c)(d)(g)	3,045,600	7,523
Series D (a)(c)(d)(g)	1,716,640	4,240
Series E (a)(c)(d)(g)	2,099,645	5,186
CytomX Therapeutics, Inc. (a)(e)	378,621	541
Generation Bio Co. (a)	797,756	5,090
Horizon Therapeutics PLC (a)	1,630,728	135,302
Instil Bio, Inc. (a)	538,310	3,036
Karuna Therapeutics, Inc. (a)	170,670	22,230
Regeneron Pharmaceuticals, Inc. (a)	99,193	57,700
Vertex Pharmaceuticals, Inc. (a)	252,108	70,694
Verve Therapeutics, Inc. (a)	461,600	11,365
		506,411
Health Care Equipment & Supplies - 1.2%
Axonics Modulation Technologies, Inc. (a)	713,323	46,273
DexCom, Inc. (a)	2,347,105	192,650
Insulet Corp. (a)	302,241	74,895
Oddity Tech Ltd. (c)(d)	23,418	8,174
Shockwave Medical, Inc. (a)(b)	866,519	182,775
		504,767
Health Care Providers & Services - 1.6%
agilon health, Inc. (a)	372,220	9,317
Alignment Healthcare, Inc. (a)	908,865	13,342
Centene Corp. (a)	318,112	29,575
Cigna Corp.	27,769	7,646
Elevance Health, Inc.	25,336	12,088
Guardant Health, Inc. (a)	1,984,311	99,553
LifeStance Health Group, Inc. (a)	1,408,577	8,395
Surgery Partners, Inc. (a)	576,680	22,710
UnitedHealth Group, Inc.	825,737	447,830
		650,456
Health Care Technology - 0.0%
Certara, Inc. (a)	381,033	8,760
MultiPlan Corp. warrants (a)(c)	138,859	88
		8,848
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	185,604	7,452
Danaher Corp.	608,592	177,386
ICON PLC (a)	100,090	24,147
Olink Holding AB ADR (a)	625,354	8,411
Seer, Inc. (a)	315,323	2,838
Thermo Fisher Scientific, Inc.	148,042	88,590
Veterinary Emergency Group LLC Class A (c)(d)(g)	524,494	27,470
		336,294
Pharmaceuticals - 2.2%
AstraZeneca PLC sponsored ADR	66,457	4,401
Chiasma, Inc. warrants 12/16/24 (a)(d)	55,391	0
Eli Lilly & Co.	1,534,868	506,031
Nuvation Bio, Inc. (a)	46,151	127
Roche Holding AG (participation certificate)	45,901	15,239
Sanofi SA sponsored ADR	81,256	4,038
Zoetis, Inc. Class A	1,922,381	350,931
		880,767

TOTAL HEALTH CARE		2,887,543

INDUSTRIALS - 2.2%
Aerospace & Defense - 1.1%
Airbus Group NV	275,948	29,753
General Dynamics Corp.	36,959	8,377
Howmet Aerospace, Inc.	1,116,509	41,456
L3Harris Technologies, Inc.	137,344	32,958
Lockheed Martin Corp.	57,324	23,721
Northrop Grumman Corp.	53,257	25,505
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	2,961,836	207,329
Class C (a)(c)(d)	27,830	1,948
The Boeing Co. (a)	628,270	100,090
		471,137
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (c)	2,469,600	17,786
Electrical Equipment - 0.5%
Acuity Brands, Inc.	697,125	127,156
Generac Holdings, Inc. (a)	222,771	59,769
		186,925
Industrial Conglomerates - 0.1%
General Electric Co.	751,170	55,519
Machinery - 0.2%
Deere & Co.	184,695	63,384
Road & Rail - 0.3%
Avis Budget Group, Inc. (a)	309,353	56,312
Bird Global, Inc. (a)(c)	1,821,129	980
Bird Global, Inc.:
Class A (a)(b)	10,668,977	5,740
rights (a)(d)	262,923	5
rights (a)(d)	262,922	3
rights (a)(d)	262,922	0
Hertz Global Holdings, Inc. (b)	2,632,126	56,380
		119,420

TOTAL INDUSTRIALS		914,171

INFORMATION TECHNOLOGY - 40.1%
IT Services - 2.3%
MasterCard, Inc. Class A	1,276,790	451,716
MongoDB, Inc. Class A (a)	165,249	51,635
Okta, Inc. (a)	1,451,786	142,928
Shift4 Payments, Inc. (a)(b)	977,754	35,620
Snowflake, Inc. (a)(b)	244,820	36,701
Toast, Inc.	26,343	421
Twilio, Inc. Class A (a)	1,632,351	138,423
Visa, Inc. Class A	373,154	79,150
		936,594
Semiconductors & Semiconductor Equipment - 13.4%
Advanced Micro Devices, Inc. (a)	3,239,267	306,014
ASML Holding NV	88,068	50,590
Cirrus Logic, Inc. (a)	668,807	57,156
Enphase Energy, Inc. (a)	20,200	5,740
GlobalFoundries, Inc.	3,182,075	163,813
Lam Research Corp.	155,867	78,013
Marvell Technology, Inc.	25,696,431	1,430,777
Monolithic Power Systems, Inc.	129,615	60,235
NVIDIA Corp.	12,273,845	2,229,298
NXP Semiconductors NV	3,629,074	667,314
onsemi (a)	2,435,192	162,622
SolarEdge Technologies, Inc. (a)	28,700	10,336
Synaptics, Inc. (a)	163,391	23,684
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	798,763	70,675
Teradyne, Inc.	1,658,914	167,368
		5,483,635
Software - 11.7%
Atlassian Corp. PLC (a)	109,203	22,858
Atom Tickets LLC (a)(c)(d)(g)	1,204,239	0
Bill.Com Holdings, Inc. (a)(b)	346,730	46,836
Coupa Software, Inc. (a)	735,477	48,115
Crowdstrike Holdings, Inc. (a)(b)	460,813	84,605
Datadog, Inc. Class A (a)	439,209	44,804
EngageSmart, Inc.	508,369	9,593
Epic Games, Inc. (a)(c)(d)	6,131	5,702
HubSpot, Inc. (a)(b)	414,399	127,635
Intuit, Inc.	378,306	172,572
Microsoft Corp.	12,559,839	3,526,049
Paycom Software, Inc. (a)	99,402	32,851
Pine Labs Private Ltd. (a)(c)(d)	9,912	5,547
Riskified Ltd. Class A (e)	77,625	341
Salesforce.com, Inc. (a)	2,558,606	470,835
ServiceNow, Inc. (a)	209,828	93,722
Stripe, Inc. Class B (a)(c)(d)	173,600	5,021
Tanium, Inc. Class B (a)(c)(d)	554,900	5,455
Zoom Video Communications, Inc. Class A (a)(b)	1,019,348	105,869
		4,808,410
Technology Hardware, Storage & Peripherals - 12.7%
Apple, Inc.	32,219,275	5,235,953

TOTAL INFORMATION TECHNOLOGY		16,464,592

MATERIALS - 1.3%
Chemicals - 0.9%
Cabot Corp.	300,627	22,325
CF Industries Holdings, Inc.	897,620	85,714
Nutrien Ltd. (b)	1,650,701	141,306
The Mosaic Co.	2,126,540	111,984
		361,329
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	5,444,001	171,758

TOTAL MATERIALS		533,087

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Welltower, Inc.	43,770	3,779
Real Estate Management & Development - 0.1%
WeWork, Inc. (a)(b)	11,722,600	55,917

TOTAL REAL ESTATE		59,696

UTILITIES - 0.1%
Electric Utilities - 0.0%
ORSTED A/S (e)	86,808	10,106
Multi-Utilities - 0.1%
Sempra Energy	93,061	15,430

TOTAL UTILITIES		25,536

TOTAL COMMON STOCKS
(Cost $22,446,858)		40,086,861

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 2.0%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc.:
Series B (a)(c)(d)	524,232	20,623
Series E (a)(c)(d)	43,813	1,724
Series F (c)(d)	457,142	17,984
		40,331
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (a)(c)(d)	120,997	630
Series C (a)(c)(d)	476,111	2,481
Series D (c)(d)	867,000	4,517
		7,628
Hotels, Restaurants & Leisure - 0.1%
Discord, Inc. Series I (c)(d)	6,100	2,336
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(g)	68,723	16,915
Series 4 (a)(c)(d)(g)	6,272	1,470
Series 5 (a)(c)(d)(g)	25,187	5,496
		26,217
Internet & Direct Marketing Retail - 0.2%
GoBrands, Inc.:
Series G (a)(c)(d)	166,200	37,915
Series H (c)(d)	104,029	23,732
Instacart, Inc.:
Series H (a)(c)(d)	245,379	12,890
Series I (a)(c)(d)	118,846	6,243
		80,780
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(d)	276,495	5,079
CelLink Corp. Series D (c)(d)	771,513	14,319
		19,398
TOTAL CONSUMER DISCRETIONARY		134,023
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Blink Health LLC Series C (a)(c)(d)	170,685	6,476
Food Products - 0.0%
AgBiome LLC Series C (a)(c)(d)	1,091,300	6,919
Bowery Farming, Inc. Series C1 (a)(c)(d)	161,262	5,339
		12,258
Tobacco - 0.1%
JUUL Labs, Inc.:
Series C (a)(c)(d)	2,570,575	19,793
Series D (a)(c)(d)	13,822	106
Series E (a)(c)(d)	14,959	115
		20,014
TOTAL CONSUMER STAPLES		38,748
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series D2 (c)(d)	5,347	1,089
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	3,301	731
TOTAL HEALTH CARE		1,820
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
ABL Space Systems:
Series B (a)(c)(d)	270,130	14,363
Series B2 (c)(d)	141,569	7,527
Relativity Space, Inc. Series E (a)(c)(d)	2,480,614	49,240
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	97,277	68,094
Series H (a)(c)(d)	25,767	18,037
Series N (a)(c)(d)	79,406	55,584
		212,845
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(d)	101,010	10,421
TOTAL INDUSTRIALS		223,266
INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.1%
Meesho Series F (c)(d)	546,589	37,239
Xsight Labs Ltd. Series D (a)(c)(d)	1,192,000	8,916
		46,155
Electronic Equipment & Components - 0.1%
Enevate Corp. Series E (a)(c)(d)	12,084,432	13,398
Menlo Micro, Inc. Series C (c)(d)	4,680,700	4,926
		18,324
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	646,522	20
ByteDance Ltd. Series E1 (a)(c)(d)	293,038	42,063
Yanka Industries, Inc. Series F (a)(c)(d)	508,854	10,162
		52,245
Semiconductors & Semiconductor Equipment - 0.2%
Alif Semiconductor Series C (c)(d)	391,847	7,954
Astera Labs, Inc.:
Series A (c)(d)	672,992	6,844
Series B (c)(d)	114,587	1,165
Series C (c)(d)	1,572,300	15,990
Series D (c)(d)	2,623,426	26,679
GaN Systems, Inc.:
Series F1 (c)(d)	661,660	4,440
Series F2 (c)(d)	349,385	2,344
SiMa.ai:
Series B (a)(c)(d)	2,821,200	20,005
Series B1 (c)(d)	188,978	1,340
		86,761
Software - 0.3%
Bolt Technology OU Series E (c)(d)	170,267	26,892
Databricks, Inc.:
Series G (a)(c)(d)	145,986	23,098
Series H (c)(d)	91,308	14,447
Dataminr, Inc. Series D (a)(c)(d)	277,250	6,027
Delphix Corp. Series D (a)(c)(d)	675,445	4,924
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,928,086	0
Malwarebytes Corp. Series B (a)(c)(d)	1,056,193	20,258
Mountain Digital, Inc. Series D (c)(d)	524,265	7,654
Nuvia, Inc. Series B (a)(c)	1,606,942	1,313
Skyryse, Inc. Series B (c)(d)	560,000	13,138
Stripe, Inc. Series H (a)(c)(d)	73,100	2,114
Tenstorrent, Inc. Series C1 (a)(c)(d)	77,800	4,379
		124,244
TOTAL INFORMATION TECHNOLOGY		327,729
MATERIALS - 0.2%
Metals & Mining - 0.2%
Diamond Foundry, Inc. Series C (a)(c)(d)	2,271,329	70,729
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (a)(c)(d)	341,408	11,147

TOTAL CONVERTIBLE PREFERRED STOCKS		847,793

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (a)(c)(d)	50,654,200	1,393
Series 1D (a)(c)(d)	85,315,542	2,346
Waymo LLC Series A2 (a)(c)(d)	81,316	5,052
		8,791
Internet & Direct Marketing Retail - 0.2%
Circle Internet Financial Ltd. Series E (c)	1,244,183	60,401
TOTAL CONSUMER DISCRETIONARY		69,192
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	29,758	6,440
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
Gupshup, Inc. (a)(c)(d)	709,497	13,104
Software - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(c)(d)	23,689	13,256
Series A (a)(c)(d)	5,920	3,313
Series B (a)(c)(d)	6,440	3,604
Series B2 (a)(c)(d)	5,209	2,915
Series C (a)(c)(d)	9,690	5,423
Series C1 (a)(c)(d)	2,041	1,142
Series D (a)(c)(d)	2,183	1,222
		30,875
TOTAL INFORMATION TECHNOLOGY		43,979

TOTAL NONCONVERTIBLE PREFERRED STOCKS		119,611

TOTAL PREFERRED STOCKS
(Cost $857,505)		967,404
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 10/27/25 (c)(d)(h)	20,045	18,311
4% 5/22/27 (c)(d)	2,433	2,689
4% 6/12/27 (c)(d)	647	715
		21,715
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ZKH Group Ltd. 8% 12/23/22 (c)(d)	12,068	12,068
TOTAL CONVERTIBLE BONDS
(Cost $35,193)		33,783

Preferred Securities - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	5,145	5,145
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (c)(d)(i)	15,508	15,508
Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(i)	4,320	4,320
TOTAL PREFERRED SECURITIES
(Cost $24,973)		24,973
	Shares	Value (000s)

Money Market Funds - 1.9%
Fidelity Cash Central Fund 2.01% (j)	233	0
Fidelity Securities Lending Cash Central Fund 2.01% (j)(k)	776,371,180	776,449
TOTAL MONEY MARKET FUNDS
(Cost $776,449)		776,449
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $24,140,978)		41,889,470
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(782,524)
NET ASSETS - 100%		$41,106,946

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,582,931,000 or 3.9% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $61,224,000 or 0.1% of net assets.

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ABL Space Systems Series B	3/24/21	$12,165
ABL Space Systems Series B2	10/22/21	$9,626
AgBiome LLC Series C	6/29/18	$6,912
Algolia SAS Series D	7/23/21	$8,086
Alif Semiconductor Series C	3/8/22	$7,954
Ant International Co. Ltd. Class C	5/16/18	$24,503
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Astera Labs, Inc. Series A	5/17/22	$6,844
Astera Labs, Inc. Series B	5/17/22	$1,165
Astera Labs, Inc. Series C	8/24/21	$5,286
Astera Labs, Inc. Series D	5/17/22 - 5/27/22	$26,679
Atom Tickets LLC	8/15/17	$7,000
Beta Technologies, Inc. Series A	4/9/21	$7,401
Bird Global, Inc.	5/11/21	$18,211
Blink Health LLC Series A1	12/30/20	$1,385
Blink Health LLC Series C	11/7/19 - 7/14/21	$6,515
Bolt Technology OU Series E	1/3/22	$44,235
Bowery Farming, Inc. Series C1	5/18/21	$9,716
ByteDance Ltd. Series E1	11/18/20	$32,109
Castle Creek Biosciences, Inc. Series D2	6/28/21	$917
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$9,831
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$1,360
CelLink Corp. Series D	1/20/22	$16,066
Cibus Corp. Series C	2/16/18	$6,396
Cibus Corp. Series D	5/10/19	$2,146
Cibus Corp. Series E	6/23/21	$3,695
Circle Internet Financial Ltd. Series E	5/11/21	$20,193
Databricks, Inc. Series G	2/1/21	$25,893
Databricks, Inc. Series H	8/31/21	$20,129
Dataminr, Inc. Series D	3/6/15	$3,535
Delhivery Private Ltd.	5/20/21	$12,055
Delphix Corp. Series D	7/10/15	$6,079
Diamond Foundry, Inc. Series C	3/15/21	$54,512
Discord, Inc. Series I	9/15/21	$3,359
Enevate Corp. Series E	1/29/21	$13,398
Enevate Corp. 0% 1/29/23	1/29/21	$5,145
Epic Games, Inc.	7/30/20	$3,525
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$60,327
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$16,851
GaN Systems, Inc. Series F1	11/30/21	$5,611
GaN Systems, Inc. Series F2	11/30/21	$2,963
GaN Systems, Inc. 0%	11/30/21	$15,508
GoBrands, Inc. Series G	3/2/21	$41,503
GoBrands, Inc. Series H	7/22/21	$40,414
Gupshup, Inc.	6/8/21	$16,223
Instacart, Inc. Series H	11/13/20	$14,723
Instacart, Inc. Series I	2/26/21	$14,856
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	12/20/17	$453
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
JUUL Labs, Inc. Series E	12/20/17	$321
Malwarebytes Corp. Series B	12/21/15	$10,958
Meesho Series F	9/21/21	$41,908
Menlo Micro, Inc. Series C	2/9/22	$6,204
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$9,415
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$878
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$3,590
Mountain Digital, Inc. Series D	11/5/21	$12,040
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$72
Neutron Holdings, Inc. Series 1C	7/3/18	$9,262
Neutron Holdings, Inc. Series 1D	1/25/19	$20,689
Neutron Holdings, Inc. 4% 10/27/25	10/29/21	$20,045
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$2,433
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$647
Nuvia, Inc. Series B	3/16/21	$1,313
Oddity Tech Ltd.	1/6/22	$10,079
Pine Labs Private Ltd.	6/30/21	$3,696
Pine Labs Private Ltd. Series 1	6/30/21	$8,833
Pine Labs Private Ltd. Series A	6/30/21	$2,207
Pine Labs Private Ltd. Series B	6/30/21	$2,401
Pine Labs Private Ltd. Series B2	6/30/21	$1,942
Pine Labs Private Ltd. Series C	6/30/21	$3,613
Pine Labs Private Ltd. Series C1	6/30/21	$761
Pine Labs Private Ltd. Series D	6/30/21	$814
Rad Power Bikes, Inc.	1/21/21	$4,477
Rad Power Bikes, Inc. Series A	1/21/21	$584
Rad Power Bikes, Inc. Series C	1/21/21	$2,297
Rad Power Bikes, Inc. Series D	9/17/21	$8,309
Rapyd Financial Network 2016 Ltd.	3/30/21	$15,000
Reddit, Inc. Series B	7/26/17	$7,442
Reddit, Inc. Series E	5/18/21	$1,861
Reddit, Inc. Series F	8/11/21	$28,249
Redwood Materials Series C	5/28/21	$16,184
Relativity Space, Inc. Series E	5/27/21	$56,645
SiMa.ai Series B	5/10/21	$14,465
SiMa.ai Series B1	4/25/22	$1,340
Skyryse, Inc. Series B	10/21/21	$13,821
Space Exploration Technologies Corp. Class A	10/16/15 - 5/24/22	$55,406
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Space Exploration Technologies Corp. Series N	8/4/20	$21,440
Stripe, Inc. Class B	5/18/21	$6,966
Stripe, Inc. Series H	3/15/21	$2,933
Tanium, Inc. Class B	4/21/17	$2,755
Tenstorrent, Inc. Series C1	4/23/21	$4,626
Tenstorrent, Inc. 0%	4/23/21	$4,320
Tory Burch LLC	5/14/15	$20,890
Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	$21,636
Waymo LLC Series A2	5/8/20	$6,982
Xsight Labs Ltd. Series D	2/16/21	$9,531
Yanka Industries, Inc. Series F	4/8/21	$16,221
ZKH Group Ltd. 8% 12/23/22	2/24/22	$12,068

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$21,837	$2,635,627	$2,657,464	$26	$--	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	726,752	4,624,105	4,574,408	11,634	--	--	776,449	2.1%
Total	$748,589	$ 7,259,732	$ 7,231,872	$11,660	$--	$--	$776,449

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
American Eagle Outfitters, Inc.	$284,750	$38,074	$8,448	$6,517	$1,986	$(200,355)	$116,007
BARK, Inc.	--	--	--	--	--	--	--
BARK, Inc.	15,731	15,341	9,228	--	(25,656)	3,812	--
Switchback II Corp. Class A	--	27,269	17	--	--	--	--
The Real Good Food Co. LLC Class B	--	--	--	--	--	--	--
The Real Good Food Co. LLC Class B unit	--	--	--	--	--	--	--
The Real Good Food Co. LLC Class B unit	--	--	--	--	--	(3,913)	8,203
The Real Good Food Co. LLC 1%	12,116	--	--	--	--	--	--
The Real Good Food Co., Inc.	--	612	17	--	(16)	(265)	314
Tupperware Brands Corp.	91,752	--	76,724	--	(18,415)	3,387	--
Total	$404,349	$81,296	$94,434	$6,517	$(42,101)	$(197,334)	$124,524

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,377,304	$4,309,205	$27,768	$40,331
Consumer Discretionary	12,219,697	11,700,008	248,137	271,552
Consumer Staples	570,750	529,849	--	40,901
Energy	1,917,401	1,681,815	235,586	--
Financials	399,378	334,309	38,906	26,163
Health Care	2,895,803	2,819,623	15,327	60,853
Industrials	1,137,437	657,347	47,539	432,551
Information Technology	16,836,300	16,444,180	--	392,120
Materials	603,816	533,087	--	70,729
Real Estate	59,696	59,696	--	--
Utilities	36,683	15,430	10,106	11,147
Corporate Bonds	33,783	--	--	33,783
Preferred Securities	24,973	--	--	24,973
Money Market Funds	776,449	776,449	--	--
Total Investments in Securities:	$41,889,470	$39,860,998	$623,369	$1,405,103
Net unrealized depreciation on unfunded commitments	$(2,642)	--	--	(2,642)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$284,618
Net Realized Gain (Loss) on Investment Securities	(10,286)
Net Unrealized Gain (Loss) on Investment Securities	132,323
Cost of Purchases	37,769
Proceeds of Sales	(29)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(11,844)
Ending Balance	$432,551
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$122,024
Other Investments in Securities
Beginning Balance	$1,117,834
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(219,697)
Cost of Purchases	371,867
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	1,794
Transfers out of Level 3	(299,246)
Ending Balance	$972,552
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(219,697)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $770,329) — See accompanying schedule: Unaffiliated issuers (cost $23,171,096)	$40,988,497
Fidelity Central Funds (cost $776,449)	776,449
Other affiliated issuers (cost $193,433)	124,524
Total Investment in Securities (cost $24,140,978)		$41,889,470
Foreign currency held at value (cost $14,060)		14,081
Receivable for investments sold		65,195
Receivable for fund shares sold		28,547
Dividends receivable		8,760
Interest receivable		897
Distributions receivable from Fidelity Central Funds		610
Other receivables		1,124
Total assets		42,008,684
Liabilities
Payable to custodian bank	$1,455
Payable for investments purchased	6,755
Unrealized depreciation on unfunded commitments	2,642
Payable for fund shares redeemed	25,179
Accrued management fee	16,510
Notes payable to affiliates	44,166
Other affiliated payables	4,336
Other payables and accrued expenses	24,284
Collateral on securities loaned	776,411
Total liabilities		901,738
Net Assets		$41,106,946
Net Assets consist of:
Paid in capital		$23,494,140
Total accumulated earnings (loss)		17,612,806
Net Assets		$41,106,946
Net Asset Value and Maximum Offering Price
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($36,726,496 ÷ 276,262 shares)		$132.94
Class K:
Net Asset Value, offering price and redemption price per share ($4,380,450 ÷ 32,818 shares)		$133.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends (including $6,517 earned from other affiliated issuers)		$221,683
Interest		787
Income from Fidelity Central Funds (including $11,634 from security lending)		11,660
Total income		234,130
Expenses
Management fee
Basic fee	$273,342
Performance adjustment	55,072
Transfer agent fees	59,158
Accounting fees	2,395
Custodian fees and expenses	796
Independent trustees' fees and expenses	176
Registration fees	684
Audit	212
Legal	58
Interest	146
Miscellaneous	181
Total expenses before reductions	392,220
Expense reductions	(1,649)
Total expenses after reductions		390,571
Net investment income (loss)		(156,441)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,736,681
Affiliated issuers	(42,101)
Foreign currency transactions	324
Total net realized gain (loss)		1,694,904
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,970)	(14,515,545)
Affiliated issuers	(197,334)
Unfunded commitments	14,518
Assets and liabilities in foreign currencies	(228)
Total change in net unrealized appreciation (depreciation)		(14,698,589)
Net gain (loss)		(13,003,685)
Net increase (decrease) in net assets resulting from operations		$(13,160,126)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(156,441)	$(208,750)
Net realized gain (loss)	1,694,904	6,541,185
Change in net unrealized appreciation (depreciation)	(14,698,589)	11,099,412
Net increase (decrease) in net assets resulting from operations	(13,160,126)	17,431,847
Distributions to shareholders	(4,919,350)	(2,930,025)
Share transactions - net increase (decrease)	2,233,155	4,804,160
Total increase (decrease) in net assets	(15,846,321)	19,305,982
Net Assets
Beginning of period	56,953,267	37,647,285
End of period	$41,106,946	$56,953,267

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$187.79	$138.12	$103.05	$99.75	$83.20
Income from Investment Operations
Net investment income (loss)A,B	(.50)	(.73)	(.17)	(.04)	.11C
Net realized and unrealized gain (loss)	(38.32)	60.84	39.23	8.65	20.20
Total from investment operations	(38.82)	60.11	39.06	8.61	20.31
Distributions from net investment income	–	–	–	(.11)	(.08)
Distributions from net realized gain	(16.03)	(10.44)	(3.99)	(5.20)	(3.68)
Total distributions	(16.03)	(10.44)	(3.99)	(5.31)	(3.76)
Net asset value, end of period	$132.94	$187.79	$138.12	$103.05	$99.75
Total ReturnD	(22.85)%	45.70%	39.45%	9.09%	25.21%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.76%	.79%	.79%	.80%	.72%
Expenses net of fee waivers, if any	.76%	.79%	.79%	.80%	.72%
Expenses net of all reductions	.76%	.78%	.78%	.80%	.72%
Net investment income (loss)	(.31)%	(.44)%	(.16)%	(.04)%	.12%C
Supplemental Data
Net assets, end of period (in millions)	$36,726	$48,318	$31,023	$23,023	$20,714
Portfolio turnover rateG	34%H	41%H	49%H	45%H	41%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .02%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$188.45	$138.50	$103.24	$99.92	$83.34
Income from Investment Operations
Net investment income (loss)A,B	(.37)	(.60)	(.08)	.05	.20C
Net realized and unrealized gain (loss)	(38.45)	61.04	39.33	8.66	20.22
Total from investment operations	(38.82)	60.44	39.25	8.71	20.42
Distributions from net investment income	–	–	–	(.19)	(.16)
Distributions from net realized gain	(16.15)	(10.49)	(3.99)	(5.20)	(3.68)
Total distributions	(16.15)	(10.49)	(3.99)	(5.39)	(3.84)
Net asset value, end of period	$133.48	$188.45	$138.50	$103.24	$99.92
Total ReturnD	(22.78)%	45.83%	39.57%	9.20%	25.33%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.68%	.71%	.70%	.70%	.62%
Expenses net of fee waivers, if any	.68%	.71%	.69%	.70%	.62%
Expenses net of all reductions	.68%	.70%	.69%	.70%	.62%
Net investment income (loss)	(.23)%	(.36)%	(.07)%	.05%	.22%C
Supplemental Data
Net assets, end of period (in millions)	$4,380	$8,635	$6,625	$5,316	$5,669
Portfolio turnover rateG	34%H	41%H	49%H	45%H	41%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,346,347	Market approach	Discount rate	5.3% - 20.9% / 11.0%	Decrease
			Transaction price	$1.11 - $700.00 / $253.21	Increase
		Recovery value	Recovery value	$0.00 - $0.43 / $0.00	Increase
			Discount for lack of marketability	5.0%	Decrease
		Book value	Book value multiple	1.7	Increase
		Market comparable	Discount rate	30.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	1.5 - 26.0 / 7.2	Increase
			Enterprise value/Gross profit multiple (EV/GP)	8.8	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	9.3 - 20.0 / 13.2	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
			Liquidity preference	$218.20 - $246.13 / $232.90	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	25.0% - 42.0% / 32.0%	Decrease
			Exit multiple	2.3 - 5.5 / 3.6	Increase
		Black scholes	Term	5.0	Increase
			Volatility	75.0% - 80.0% / 79.5%	Increase
Corporate Bonds	$33,783	Market approach	Transaction price	$100.00	Increase
		Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.8	Increase
			Probability rate	10.0% - 60.0% / 33.3%	Increase
		Black scholes	Term	1.0 - 1.4 / 1.2	Increase
			Volatility	75.0%	Increase
Preferred Securities	$24,973	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Blue Chip Growth Fund	$765

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, deferred Trustee compensation, net operating losses, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,204,914
Gross unrealized depreciation	(3,694,637)
Net unrealized appreciation (depreciation)	$17,510,277
Tax Cost	$24,376,552

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$195,298
Net unrealized appreciation (depreciation) on securities and other investments	$17,510,127

The Fund intends to elect to defer to its next fiscal year $68,789 of ordinary losses recognized during the period January 1, 2022 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$408,457	$ 91,335
Long-term Capital Gains	4,510,893	2,838,690
Total	$4,919,350	$ 2,930,025

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Blue Chip Growth Fund	Twitter, Inc.	$19,661	-
	Stripe, Inc.	$2,642	$(2,642)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Blue Chip Growth Fund	82,514.20

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth Fund	17,903,317	19,337,115

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Blue Chip Growth Fund	10,273	673,294	1,424,375	Blue Chip Growth, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Blue Chip Growth Fund	3,999	470,324	671,180	Blue Chip Growth, Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$56,297.12
Class K	2,861.04
	$59,158

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Growth Fund	–(a)

 (a) Amount represents less than 0.005%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth Fund	$430

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	Borrower	$20,694.61%		$138

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Blue Chip Growth Fund	1,663,091	1,040,190	26,673

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Blue Chip Growth Fund	122

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Blue Chip Growth Fund	$70

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Growth Fund	$1,225	$311	$7,267

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	$18,004.82%		$8

9. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,649.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Blue Chip Growth Fund
Distributions to shareholders
Blue Chip Growth	$4,200,150	$2,429,319
Class K	719,200	500,706
Total	$4,919,350	$2,930,025

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Blue Chip Growth Fund
Blue Chip Growth
Shares sold	59,594	70,865	$9,796,348	$11,644,088
Reinvestment of distributions	21,851	15,428	3,946,089	2,291,021
Shares redeemed	(62,488)	(53,595)	(9,722,466)	(8,742,664)
Net increase (decrease)	18,957	32,698	$4,019,971	$5,192,445
Class K
Shares sold	6,939	11,284	$1,053,095	$1,843,570
Reinvestment of distributions	3,969	3,365	719,197	500,706
Shares redeemed	(23,912)	(16,657)	(3,559,108)	(2,732,561)
Net increase (decrease)	(13,004)	(2,008)	$(1,786,816)	$(388,285)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Blue Chip Growth Fund
Blue Chip Growth	.74%
Actual		$1,000.00	$817.20	$3.33
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class K	.65%
Actual		$1,000.00	$817.60	$2.93
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $1,185,772,125, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividend distributed in September during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Blue Chip Growth designates 18%; and Class K designates 17%; of the dividend distributed in September during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth designates 22%; and Class K designates 21%; of the dividend distributed in September during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCF-ANN-0922
1.536058.125

Fidelity® Blue Chip Growth K6 Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Blue Chip Growth K6 Fund	(22.62)%	16.40%	16.47%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022

Period Ending Values
$22,052	Fidelity® Blue Chip Growth K6 Fund
$21,819	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2022, the fund returned -22.62%, trailing the -11.93% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary detractor. Weak picks in the consumer discretionary and industrials sectors hindered the fund's relative result. Also hampering performance were stock picks in the information technology sector, especially within the software & services industry. The fund's biggest individual relative detractor was an overweighting in Lyft, which returned -75% the past year. Another notable relative detractor was an out-of-benchmark stake in Snap (-87%). We added to our stake in the company the past year. Also hurting performance was our outsized stake in Carvana, which returned -92%. We increased our position the past 12 months. In contrast, the top contributor to performance versus the benchmark was an overweighting in energy. Stock selection in materials also lifted the fund's relative performance. Lastly, the fund's position in cash was a contributor. Our non-benchmark stake in Celsius Holdings was the fund's largest individual relative contributor, driven by a gain of approximately 29%. We added to our stake in the company in the past year. An outsized stake in Dollar Tree (+73%), a position we established this period, also contributed, as did an overweighting in semiconductor company Nvidia (-7%), a position we added to during the past 12 months. Notable changes in positioning include a lower allocation to the communication services and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	11.2
Microsoft Corp.	7.5
Amazon.com, Inc.	6.6
NVIDIA Corp.	5.2
Tesla, Inc.	4.7
Alphabet, Inc. Class A	4.5
Marvell Technology, Inc.	4.0
Meta Platforms, Inc. Class A	2.7
NXP Semiconductors NV	1.8
Lowe's Companies, Inc.	1.8
50.0

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	39.7
Consumer Discretionary	29.7
Communication Services	9.7
Health Care	8.1
Energy	4.8
Industrials	2.2
Materials	1.6
Consumer Staples	1.4
Financials	1.1
Real Estate	0.1
Utilities	0.1

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	97.3%
Convertible Securities	1.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 7.4%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 0.0%
Starry, Inc.	199,782	$607,337
Entertainment - 1.7%
Bilibili, Inc. ADR (a)	511,426	12,499,251
Endeavor Group Holdings, Inc. (a)	178,452	4,066,921
Netflix, Inc. (a)	363,634	81,781,287
Sea Ltd. ADR (a)	218,977	16,712,325
Universal Music Group NV	147,536	3,339,702
		118,399,486
Interactive Media & Services - 7.8%
Alphabet, Inc. Class A (a)	2,661,700	309,608,944
Meta Platforms, Inc. Class A (a)	1,149,375	182,865,563
Snap, Inc. Class A (a)	4,080,143	40,311,813
		532,786,320
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	43,891	6,279,046

TOTAL COMMUNICATION SERVICES		658,072,189

CONSUMER DISCRETIONARY - 29.3%
Automobiles - 5.2%
Neutron Holdings, Inc. (a)(b)(c)	491,550	13,518
Rad Power Bikes, Inc. (a)(b)(c)	101,681	529,758
Rivian Automotive, Inc.	592,847	20,334,652
Rivian Automotive, Inc. (d)	34,190	1,172,717
Tesla, Inc. (a)	358,120	319,246,074
XPeng, Inc. ADR (a)	622,763	15,214,100
		356,510,819
Hotels, Restaurants & Leisure - 4.2%
Airbnb, Inc. Class A (a)	648,564	71,977,633
Booking Holdings, Inc. (a)	7,798	15,094,511
Caesars Entertainment, Inc. (a)	691,855	31,610,855
Chipotle Mexican Grill, Inc. (a)	27,265	42,648,458
Hilton Worldwide Holdings, Inc.	198,840	25,465,439
Marriott International, Inc. Class A	252,676	40,130,002
Penn National Gaming, Inc. (a)	1,317,928	45,534,412
Sonder Holdings, Inc. (a)	69,768	108,140
Sonder Holdings, Inc.:
rights (a)(c)	1,448	623
rights (a)(c)	1,447	550
rights (a)(c)	1,447	506
rights (a)(c)	1,447	463
rights (a)(c)	1,447	420
rights (a)(c)	1,447	391
Sweetgreen, Inc. Class A	998,394	15,684,770
		288,257,173
Internet & Direct Marketing Retail - 9.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	153,884	13,752,613
Amazon.com, Inc. (a)	3,329,440	449,307,928
Deliveroo PLC Class A (a)(d)	1,133,995	1,251,719
FSN E-Commerce Ventures Private Ltd. (a)(b)	629,400	9,973,425
JD.com, Inc.:
Class A	21,869	652,408
sponsored ADR	259,330	15,430,135
Lyft, Inc. (a)	3,206,204	44,437,987
Pinduoduo, Inc. ADR (a)	402,285	19,715,988
Uber Technologies, Inc. (a)	3,276,746	76,839,694
Wayfair LLC Class A (a)	184,684	9,956,314
		641,318,211
Multiline Retail - 1.3%
Dollar Tree, Inc. (a)	418,304	69,170,749
Ollie's Bargain Outlet Holdings, Inc. (a)	138,425	8,160,154
Target Corp.	46,601	7,613,671
		84,944,574
Specialty Retail - 5.0%
American Eagle Outfitters, Inc.	1,657,135	19,951,905
Burlington Stores, Inc. (a)	97,428	13,750,014
Carvana Co. Class A (a)(e)	801,563	23,365,561
Fanatics, Inc. Class A (b)(c)	183,732	11,872,762
Five Below, Inc. (a)	243,055	30,884,999
Floor & Decor Holdings, Inc. Class A (a)(e)	229,546	18,494,521
Lowe's Companies, Inc.	639,988	122,576,902
RH (a)	126,010	35,210,974
TJX Companies, Inc.	623,678	38,144,146
Victoria's Secret & Co. (a)	446,732	16,511,215
Warby Parker, Inc. (a)(e)	703,069	8,711,025
		339,474,024
Textiles, Apparel & Luxury Goods - 4.2%
Capri Holdings Ltd. (a)	752,637	36,638,369
Crocs, Inc. (a)	475,460	34,061,954
Deckers Outdoor Corp. (a)	133,738	41,888,079
Hermes International SCA	1,994	2,718,649
lululemon athletica, Inc. (a)	243,292	75,544,599
LVMH Moet Hennessy Louis Vuitton SE	21,551	14,964,041
NIKE, Inc. Class B	624,699	71,790,409
On Holding AG	457,404	9,957,685
		287,563,785

TOTAL CONSUMER DISCRETIONARY		1,998,068,586

CONSUMER STAPLES - 1.4%
Beverages - 1.1%
Boston Beer Co., Inc. Class A (a)	29,090	11,066,709
Celsius Holdings, Inc. (a)(e)	640,611	56,988,755
Constellation Brands, Inc. Class A (sub. vtg.)	12,300	3,029,613
		71,085,077
Food & Staples Retailing - 0.2%
Albertsons Companies, Inc.	146,286	3,927,779
BJ's Wholesale Club Holdings, Inc. (a)	87,353	5,913,798
Blink Health LLC Series A1 (a)(b)(c)	5,757	218,421
Sysco Corp.	66,980	5,686,602
Walmart, Inc.	4,800	633,840
		16,380,440
Food Products - 0.0%
The Real Good Food Co. LLC:
Class B (c)	139,521	1
Class B unit (d)	139,521	906,887
The Real Good Food Co., Inc.	8,674	56,381
		963,269
Household Products - 0.1%
Procter & Gamble Co.	54,687	7,596,571
Tobacco - 0.0%
JUUL Labs, Inc. Class A (a)(b)(c)	23,134	178,132

TOTAL CONSUMER STAPLES		96,203,489

ENERGY - 4.8%
Energy Equipment & Services - 0.1%
Halliburton Co.	222,525	6,519,983
Schlumberger Ltd.	19,700	729,491
Tenaris SA sponsored ADR	38,596	1,083,004
U.S. Silica Holdings, Inc. (a)	91,813	1,269,774
		9,602,252
Oil, Gas & Consumable Fuels - 4.7%
Antero Resources Corp. (a)	350,489	13,893,384
Cenovus Energy, Inc. (Canada)	336,650	6,414,634
Cheniere Energy, Inc.	50,257	7,517,442
Denbury, Inc. (a)	125,451	9,021,181
Devon Energy Corp.	324,554	20,398,219
Diamondback Energy, Inc.	229,801	29,419,124
EOG Resources, Inc.	290,840	32,347,225
EQT Corp.	70,865	3,120,186
Equinor ASA	68,162	2,624,504
Exxon Mobil Corp.	216,427	20,978,269
Hess Corp.	353,175	39,721,592
Imperial Oil Ltd.	67,217	3,221,356
Marathon Oil Corp.	373,222	9,255,906
Northern Oil & Gas, Inc.	84,313	2,430,744
Occidental Petroleum Corp.	272,947	17,946,265
Ovintiv, Inc.	27,200	1,389,648
Phillips 66 Co.	203,572	18,117,908
Pioneer Natural Resources Co.	121,610	28,815,490
Range Resources Corp. (a)	36,300	1,200,441
Reliance Industries Ltd.	747,491	23,746,566
Reliance Industries Ltd. sponsored GDR (d)	48,925	3,087,168
Valero Energy Corp.	217,041	24,041,632
		318,708,884

TOTAL ENERGY		328,311,136

FINANCIALS - 1.1%
Banks - 0.4%
Kotak Mahindra Bank Ltd.	72,602	1,665,485
Wells Fargo & Co.	545,787	23,943,676
		25,609,161
Consumer Finance - 0.6%
American Express Co.	267,838	41,252,409
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	403,977	763,517
Berkshire Hathaway, Inc. Class B (a)	7,669	2,305,301
		3,068,818
Insurance - 0.0%
The Travelers Companies, Inc.	2	317
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	65,160	1,964,163

TOTAL FINANCIALS		71,894,868

HEALTH CARE - 8.1%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	116,056	16,484,594
Arcutis Biotherapeutics, Inc. (a)	77,091	1,870,228
Argenx SE ADR (a)	14,215	5,177,245
Ascendis Pharma A/S sponsored ADR (a)	68,372	5,847,857
Avidity Biosciences, Inc. (a)	31,654	515,644
Cibus Corp.:
Series C (a)(b)(c)(f)	133,810	330,511
Series D (a)(b)(c)(f)	134,400	331,968
Series E (a)(b)(c)(f)	232,441	574,129
Day One Biopharmaceuticals, Inc. (a)	315	5,396
Generation Bio Co. (a)	114,301	729,240
Horizon Therapeutics PLC (a)	298,870	24,797,244
Immunocore Holdings PLC ADR (a)	118	5,445
Instil Bio, Inc. (a)	92,341	520,803
Karuna Therapeutics, Inc. (a)	26,770	3,486,793
Regeneron Pharmaceuticals, Inc. (a)	17,732	10,314,527
Vertex Pharmaceuticals, Inc. (a)	44,392	12,447,961
Verve Therapeutics, Inc. (a)	79,103	1,947,516
		85,387,101
Health Care Equipment & Supplies - 1.2%
Axonics Modulation Technologies, Inc. (a)	114,166	7,405,948
DexCom, Inc. (a)	444,124	36,453,698
Insulet Corp. (a)	45,046	11,162,399
Oddity Tech Ltd. (b)(c)	2,786	972,398
Shockwave Medical, Inc. (a)(e)	138,392	29,191,025
		85,185,468
Health Care Providers & Services - 2.2%
agilon health, Inc. (a)	62,131	1,555,139
Alignment Healthcare, Inc. (a)	148,109	2,174,240
Centene Corp. (a)	55,475	5,157,511
Cigna Corp.	4,500	1,239,120
Elevance Health, Inc.	4,494	2,144,087
Guardant Health, Inc. (a)	348,608	17,489,663
LifeStance Health Group, Inc. (a)	265,869	1,584,579
Surgery Partners, Inc. (a)	100,279	3,948,987
UnitedHealth Group, Inc.	206,581	112,037,140
		147,330,466
Health Care Technology - 0.0%
Certara, Inc. (a)	66,277	1,523,708
MultiPlan Corp. warrants (a)(b)	13,856	8,735
		1,532,443
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc. (a)	31,446	1,262,557
Danaher Corp.	110,710	32,268,644
ICON PLC (a)	17,730	4,277,363
Olink Holding AB ADR (a)	108,305	1,456,702
Seer, Inc. (a)	53,872	484,848
Thermo Fisher Scientific, Inc.	24,935	14,921,353
Veterinary Emergency Group LLC Class A (b)(c)(f)	62,379	3,267,025
		57,938,492
Pharmaceuticals - 2.5%
AstraZeneca PLC sponsored ADR	8,600	569,578
Eli Lilly & Co.	317,896	104,807,132
Roche Holding AG (participation certificate)	8,350	2,772,238
Sanofi SA sponsored ADR	14,869	738,989
Zoetis, Inc. Class A	349,573	63,814,551
		172,702,488

TOTAL HEALTH CARE		550,076,458

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.8%
Airbus Group NV	47,479	5,119,267
General Dynamics Corp.	6,597	1,495,342
Howmet Aerospace, Inc.	193,583	7,187,737
L3Harris Technologies, Inc.	22,470	5,392,126
Lockheed Martin Corp.	9,582	3,965,127
Northrop Grumman Corp.	9,458	4,529,436
Space Exploration Technologies Corp. Class A (a)(b)(c)	108,282	7,579,740
The Boeing Co. (a)	108,967	17,359,533
		52,628,308
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (b)	271,900	1,958,272
Electrical Equipment - 0.5%
Acuity Brands, Inc.	120,882	22,048,877
Generac Holdings, Inc. (a)	40,494	10,864,540
		32,913,417
Industrial Conglomerates - 0.2%
General Electric Co.	164,018	12,122,570
Machinery - 0.2%
Deere & Co.	37,016	12,703,151
Road & Rail - 0.3%
Avis Budget Group, Inc. (a)	54,554	9,930,465
Bird Global, Inc. (a)(b)	201,367	108,335
Bird Global, Inc.:
Class A (a)(e)	1,735,744	933,830
rights (a)(c)	25,742	515
rights (a)(c)	25,742	257
rights (a)(c)	25,741	0
Hertz Global Holdings, Inc. (e)	508,490	10,891,856
		21,865,258

TOTAL INDUSTRIALS		134,190,976

INFORMATION TECHNOLOGY - 39.1%
IT Services - 2.7%
MasterCard, Inc. Class A	270,726	95,780,152
MongoDB, Inc. Class A (a)	34,727	10,851,146
Okta, Inc. (a)	251,628	24,772,777
Shift4 Payments, Inc. (a)(e)	173,295	6,313,137
Snowflake, Inc. (a)	45,052	6,753,745
Toast, Inc.	3,400	54,332
Twilio, Inc. Class A (a)	299,370	25,386,576
Visa, Inc. Class A	66,236	14,049,318
		183,961,183
Semiconductors & Semiconductor Equipment - 14.0%
Advanced Micro Devices, Inc. (a)	582,114	54,992,310
ASML Holding NV	15,895	9,130,724
Cirrus Logic, Inc. (a)	112,221	9,590,407
Enphase Energy, Inc. (a)	3,300	937,794
GlobalFoundries, Inc.	593,513	30,554,049
Lam Research Corp.	25,451	12,738,480
Marvell Technology, Inc.	4,848,375	269,957,520
Monolithic Power Systems, Inc.	20,316	9,441,252
NVIDIA Corp.	1,946,471	353,537,528
NXP Semiconductors NV	668,453	122,915,138
onsemi (a)	446,236	29,799,640
SolarEdge Technologies, Inc. (a)	4,800	1,728,624
Synaptics, Inc. (a)	26,650	3,862,918
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	144,874	12,818,452
Teradyne, Inc.	302,951	30,564,726
		952,569,562
Software - 11.2%
Atlassian Corp. PLC (a)	22,475	4,704,467
Bill.Com Holdings, Inc. (a)	61,556	8,314,984
Coupa Software, Inc. (a)	131,855	8,625,954
Crowdstrike Holdings, Inc. (a)	83,845	15,393,942
Datadog, Inc. Class A (a)	77,301	7,885,475
EngageSmart, Inc.	102,915	1,942,006
Epic Games, Inc. (a)(b)(c)	607	564,510
HubSpot, Inc. (a)	75,488	23,250,304
Intuit, Inc.	82,585	37,672,799
Microsoft Corp.	1,821,808	511,454,378
Paycom Software, Inc. (a)	15,700	5,188,693
Pine Labs Private Ltd. (a)(b)(c)	1,109	620,596
Riskified Ltd. Class A (d)	6,825	29,962
Salesforce.com, Inc. (a)	553,330	101,823,787
ServiceNow, Inc. (a)	41,161	18,384,972
Stripe, Inc. Class B (a)(b)(c)	19,200	555,264
Zoom Video Communications, Inc. Class A (a)	192,795	20,023,689
		766,435,782
Technology Hardware, Storage & Peripherals - 11.2%
Apple, Inc.	4,724,365	767,756,550

TOTAL INFORMATION TECHNOLOGY		2,670,723,077

MATERIALS - 1.5%
Chemicals - 1.0%
Cabot Corp.	64,687	4,803,657
CF Industries Holdings, Inc.	180,353	17,221,908
Nutrien Ltd.	324,034	27,738,555
The Mosaic Co.	409,845	21,582,438
		71,346,558
Metals & Mining - 0.5%
Freeport-McMoRan, Inc.	992,514	31,313,817

TOTAL MATERIALS		102,660,375

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Welltower, Inc.	8,036	693,828
Real Estate Management & Development - 0.1%
WeWork, Inc. (a)(e)	2,031,531	9,690,403

TOTAL REAL ESTATE		10,384,231

UTILITIES - 0.1%
Electric Utilities - 0.0%
ORSTED A/S (d)	15,754	1,834,028
Multi-Utilities - 0.1%
Sempra Energy	16,876	2,798,041

TOTAL UTILITIES		4,632,069

TOTAL COMMON STOCKS
(Cost $5,342,666,173)		6,625,217,454

Preferred Stocks - 1.3%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc.:
Series E (a)(b)(c)	4,835	190,209
Series F (b)(c)	51,156	2,012,477
		2,202,686
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (a)(b)(c)	13,256	69,064
Series C (a)(b)(c)	52,162	271,764
Series D (b)(c)	102,800	535,588
		876,416
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (b)(c)	700	268,093
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (a)(b)(c)	18,300	4,174,779
Series H (b)(c)	11,467	2,615,967
Instacart, Inc.:
Series H (a)(b)(c)	27,205	1,429,079
Series I (a)(b)(c)	13,064	686,252
		8,906,077
Textiles, Apparel & Luxury Goods - 0.1%
Algolia SAS Series D (b)(c)	30,436	559,109
CelLink Corp. Series D (b)(c)	92,760	1,721,626
		2,280,735
TOTAL CONSUMER DISCRETIONARY		12,331,321
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Blink Health LLC Series C (a)(b)(c)	16,970	643,842
Food Products - 0.0%
AgBiome LLC Series C (a)(b)(c)	68,700	435,558
Bowery Farming, Inc. Series C1 (a)(b)(c)	17,874	591,808
		1,027,366
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(c)	12,508	96,312
TOTAL CONSUMER STAPLES		1,767,520
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
ABL Space Systems:
Series B (a)(b)(c)	29,724	1,580,425
Series B2 (b)(c)	17,155	912,131
Relativity Space, Inc. Series E (a)(b)(c)	276,014	5,478,878
Space Exploration Technologies Corp. Series N (a)(b)(c)	8,141	5,698,700
		13,670,134
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(b)(c)	11,104	1,145,600
TOTAL INDUSTRIALS		14,815,734
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Meesho Series F (b)(c)	63,600	4,333,068
Xsight Labs Ltd. Series D (a)(b)(c)	130,900	979,132
		5,312,200
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (a)(b)(c)	1,325,513	1,469,575
Menlo Micro, Inc. Series C (b)(c)	560,500	589,926
		2,059,501
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	31,950	4,586,103
Yanka Industries, Inc. Series F (a)(b)(c)	55,991	1,118,140
		5,704,243
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (b)(c)	47,598	966,170
Astera Labs, Inc.:
Series A (b)(c)	84,721	861,570
Series B (b)(c)	14,425	146,695
Series C (b)(c)	180,900	1,839,663
Series D (b)(c)	330,609	3,362,128
GaN Systems, Inc.:
Series F1 (b)(c)	78,477	526,581
Series F2 (b)(c)	41,439	278,056
SiMa.ai:
Series B (a)(b)(c)	313,000	2,219,452
Series B1 (b)(c)	20,966	148,668
		10,348,983
Software - 0.2%
Bolt Technology OU Series E (b)(c)	20,165	3,184,807
Databricks, Inc.:
Series G (a)(b)(c)	16,000	2,531,520
Series H (b)(c)	10,524	1,665,107
Mountain Digital, Inc. Series D (b)(c)	62,139	907,229
Nuvia, Inc. Series B (a)(b)	178,648	145,995
Skyryse, Inc. Series B (b)(c)	67,400	1,581,204
Stripe, Inc. Series H (a)(b)(c)	8,086	233,847
Tenstorrent, Inc. Series C1 (a)(b)(c)	8,600	484,008
		10,733,717
TOTAL INFORMATION TECHNOLOGY		34,158,644
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(b)(c)	249,802	7,778,834
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (a)(b)(c)	37,990	1,240,374

TOTAL CONVERTIBLE PREFERRED STOCKS		74,295,113

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (a)(b)(c)	3,178,083	87,397
Series 1D (a)(b)(c)	5,904,173	162,365
Waymo LLC Series A2 (a)(b)(c)	7,817	485,670
		735,432
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (b)	137,547	6,677,480
TOTAL CONSUMER DISCRETIONARY		7,412,912
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
Gupshup, Inc. (a)(b)(c)	78,911	1,457,486
Software - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(b)(c)	2,652	1,484,059
Series A (a)(b)(c)	663	371,015
Series B (a)(b)(c)	721	403,472
Series B2 (a)(b)(c)	583	326,247
Series C (a)(b)(c)	1,085	607,166
Series C1 (a)(b)(c)	228	127,589
Series D (a)(b)(c)	244	136,542
		3,456,090
TOTAL INFORMATION TECHNOLOGY		4,913,576

TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,326,488

TOTAL PREFERRED STOCKS
(Cost $87,911,844)		86,621,601
	Principal Amount	Value

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 10/27/25 (b)(c)(g)	2,430,300	2,220,079
4% 5/22/27 (b)(c)	237,400	262,446
4% 6/12/27 (b)(c)	64,200	70,973
		2,553,498
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ZKH Group Ltd. 8% 12/23/22 (b)(c)	1,427,037	1,427,037
TOTAL CONVERTIBLE BONDS
(Cost $4,158,937)		3,980,535

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (b)(c)	564,345	564,345
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (b)(c)(h)	1,839,388	1,839,388
Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(h)	480,000	480,000
TOTAL INFORMATION TECHNOLOGY
(Cost $2,883,733)		2,883,733
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund 2.01% (i)	91,370,850	91,389,124
Fidelity Securities Lending Cash Central Fund 2.01% (i)(j)	83,999,697	84,008,097
TOTAL MONEY MARKET FUNDS
(Cost $175,397,221)		175,397,221
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $5,613,017,908)		6,894,100,544
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(72,816,063)
NET ASSETS - 100%		$6,821,284,481

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $133,906,885 or 2.0% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,282,481 or 0.1% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ABL Space Systems Series B	3/24/21	$1,338,638
ABL Space Systems Series B2	10/22/21	$1,166,473
AgBiome LLC Series C	6/29/18	$435,125
Algolia SAS Series D	7/23/21	$890,102
Alif Semiconductor Series C	3/8/22	$966,170
Ant International Co. Ltd. Class C	5/16/18	$1,539,709
Astera Labs, Inc. Series A	5/17/22	$861,570
Astera Labs, Inc. Series B	5/17/22	$146,695
Astera Labs, Inc. Series C	8/24/21	$608,150
Astera Labs, Inc. Series D	5/17/22 - 5/27/22	$3,362,128
Beta Technologies, Inc. Series A	4/9/21	$813,590
Bird Global, Inc.	5/11/21	$2,013,670
Blink Health LLC Series A1	12/30/20	$155,957
Blink Health LLC Series C	11/7/19 - 7/14/21	$647,847
Bolt Technology OU Series E	1/3/22	$5,238,796
Bowery Farming, Inc. Series C1	5/18/21	$1,076,896
ByteDance Ltd. Series E1	11/18/20	$3,500,895
CelLink Corp. Series D	1/20/22	$1,931,625
Cibus Corp. Series C	2/16/18	$281,001
Cibus Corp. Series D	5/10/19	$168,000
Cibus Corp. Series E	6/23/21	$409,096
Circle Internet Financial Ltd. Series E	5/11/21	$2,232,400
Databricks, Inc. Series G	2/1/21	$2,837,886
Databricks, Inc. Series H	8/31/21	$2,320,041
Delhivery Private Ltd.	5/20/21	$1,327,209
Diamond Foundry, Inc. Series C	3/15/21	$5,995,248
Discord, Inc. Series I	9/15/21	$385,437
Enevate Corp. Series E	1/29/21	$1,469,576
Enevate Corp. 0% 1/29/23	1/29/21	$564,345
Epic Games, Inc.	7/30/20	$349,025
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$6,838,362
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$1,727,162
GaN Systems, Inc. Series F1	11/30/21	$665,485
GaN Systems, Inc. Series F2	11/30/21	$351,403
GaN Systems, Inc. 0%	11/30/21	$1,839,388
GoBrands, Inc. Series G	3/2/21	$4,569,827
GoBrands, Inc. Series H	7/22/21	$4,454,821
Gupshup, Inc.	6/8/21	$1,804,316
Instacart, Inc. Series H	11/13/20	$1,632,300
Instacart, Inc. Series I	2/26/21	$1,633,000
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$645,585
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$342,963
Meesho Series F	9/21/21	$4,876,358
Menlo Micro, Inc. Series C	2/9/22	$742,943
Mountain Digital, Inc. Series D	11/5/21	$1,427,041
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$4,916
Neutron Holdings, Inc. Series 1C	7/3/18	$581,081
Neutron Holdings, Inc. Series 1D	1/25/19	$1,431,762
Neutron Holdings, Inc. 4% 10/27/25	10/29/21	$2,430,300
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$237,400
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$64,200
Nuvia, Inc. Series B	3/16/21	$145,994
Oddity Tech Ltd.	1/6/22	$1,199,122
Pine Labs Private Ltd.	6/30/21	$413,502
Pine Labs Private Ltd. Series 1	6/30/21	$988,825
Pine Labs Private Ltd. Series A	6/30/21	$247,206
Pine Labs Private Ltd. Series B	6/30/21	$268,832
Pine Labs Private Ltd. Series B2	6/30/21	$217,377
Pine Labs Private Ltd. Series C	6/30/21	$404,553
Pine Labs Private Ltd. Series C1	6/30/21	$85,012
Pine Labs Private Ltd. Series D	6/30/21	$90,978
Rad Power Bikes, Inc.	1/21/21	$490,493
Rad Power Bikes, Inc. Series A	1/21/21	$63,945
Rad Power Bikes, Inc. Series C	1/21/21	$251,621
Rad Power Bikes, Inc. Series D	9/17/21	$985,215
Reddit, Inc. Series E	5/18/21	$205,363
Reddit, Inc. Series F	8/11/21	$3,161,154
Redwood Materials Series C	5/28/21	$1,800,858
Relativity Space, Inc. Series E	5/27/21	$6,302,807
SiMa.ai Series B	5/10/21	$1,604,876
SiMa.ai Series B1	4/25/22	$148,668
Skyryse, Inc. Series B	10/21/21	$1,663,430
Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	$6,963,718
Space Exploration Technologies Corp. Series N	8/4/20	$2,198,070
Stripe, Inc. Class B	5/18/21	$770,465
Stripe, Inc. Series H	3/15/21	$324,451
Tenstorrent, Inc. Series C1	4/23/21	$511,307
Tenstorrent, Inc. 0%	4/23/21	$480,000
Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	$2,587,644
Waymo LLC Series A2	5/8/20	$671,224
Xsight Labs Ltd. Series D	2/16/21	$1,046,676
Yanka Industries, Inc. Series F	4/8/21	$1,784,814
ZKH Group Ltd. 8% 12/23/22	2/24/22	$1,427,037

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$145,904,096	$1,386,584,548	$1,441,099,520	$347,882	$--	$--	$91,389,124	0.2%
Fidelity Securities Lending Cash Central Fund 2.01%	76,396,587	1,249,766,406	1,242,154,896	1,516,739	--	--	84,008,097	0.2%
Total	$222,300,683	$2,636,350,954	$2,683,254,416	$1,864,621	$--	$--	$175,397,221

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$660,274,875	$654,125,150	$3,947,039	$2,202,686
Consumer Discretionary	2,017,812,819	1,960,059,721	32,267,354	25,485,744
Consumer Staples	97,971,009	95,806,935	--	2,164,074
Energy	328,311,136	301,940,066	26,371,070	--
Financials	71,894,868	67,501,703	3,629,648	763,517
Health Care	550,076,458	541,819,454	2,780,973	5,476,031
Industrials	149,006,710	119,532,925	7,077,539	22,396,246
Information Technology	2,709,795,297	2,669,128,702	--	40,666,595
Materials	110,439,209	102,660,375	--	7,778,834
Real Estate	10,384,231	10,384,231	--	--
Utilities	5,872,443	2,798,041	1,834,028	1,240,374
Corporate Bonds	3,980,535	--	--	3,980,535
Preferred Securities	2,883,733	--	--	2,883,733
Money Market Funds	175,397,221	175,397,221	--	--
Total Investments in Securities:	$6,894,100,544	$6,701,154,524	$77,907,651	$115,038,369
Net Unrealized Depreciation on Unfunded Commitments	$(291,212)	$--	$--	$(291,212)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$99,867,208
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(7,286,824)
Cost of Purchases	51,694,924
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	74,895
Transfers out of Level 3	(29,311,834)
Ending Balance	$115,038,369
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(7,136,200)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $83,523,650) — See accompanying schedule: Unaffiliated issuers (cost $5,437,620,687)	$6,718,703,323
Fidelity Central Funds (cost $175,397,221)	175,397,221
Total Investment in Securities (cost $5,613,017,908)		$6,894,100,544
Foreign currency held at value (cost $1,554,830)		1,557,740
Receivable for investments sold		8,774,892
Receivable for fund shares sold		9,669,277
Dividends receivable		1,398,768
Interest receivable		101,335
Distributions receivable from Fidelity Central Funds		251,980
Total assets		6,915,854,536
Liabilities
Payable for investments purchased	$1,099,213
Unrealized depreciation on unfunded commitments	291,212
Payable for fund shares redeemed	4,701,392
Accrued management fee	2,354,111
Other payables and accrued expenses	2,113,302
Collateral on securities loaned	84,010,825
Total liabilities		94,570,055
Net Assets		$6,821,284,481
Net Assets consist of:
Paid in capital		$5,784,327,376
Total accumulated earnings (loss)		1,036,957,105
Net Assets		$6,821,284,481
Net Asset Value, offering price and redemption price per share ($6,821,284,481 ÷ 337,791,111 shares)		$20.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$28,124,825
Interest		90,966
Income from Fidelity Central Funds (including $1,516,739 from security lending)		1,864,621
Total income		30,080,412
Expenses
Management fee	$29,343,358
Independent trustees' fees and expenses	21,382
Interest	846
Total expenses before reductions	29,365,586
Expense reductions	(211)
Total expenses after reductions		29,365,375
Net investment income (loss)		715,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $422,476)	(122,803,919)
Foreign currency transactions	18,761
Total net realized gain (loss)		(122,785,158)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $461,946)	(1,444,753,691)
Unfunded commitments	1,594,331
Assets and liabilities in foreign currencies	(2,894)
Total change in net unrealized appreciation (depreciation)		(1,443,162,254)
Net gain (loss)		(1,565,947,412)
Net increase (decrease) in net assets resulting from operations		$(1,565,232,375)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$715,037	$(5,562,556)
Net realized gain (loss)	(122,785,158)	624,106,868
Change in net unrealized appreciation (depreciation)	(1,443,162,254)	1,305,751,766
Net increase (decrease) in net assets resulting from operations	(1,565,232,375)	1,924,296,078
Distributions to shareholders	(450,387,568)	(67,572,204)
Share transactions
Proceeds from sales of shares	3,628,936,951	2,518,663,293
Reinvestment of distributions	450,387,568	67,572,204
Cost of shares redeemed	(1,698,109,014)	(1,841,618,316)
Net increase (decrease) in net assets resulting from share transactions	2,381,215,505	744,617,181
Total increase (decrease) in net assets	365,595,562	2,601,341,055
Net Assets
Beginning of period	6,455,688,919	3,854,347,864
End of period	$6,821,284,481	$6,455,688,919
Other Information
Shares
Sold	162,418,203	104,587,712
Issued in reinvestment of distributions	16,489,637	2,932,429
Redeemed	(72,616,870)	(75,489,262)
Net increase (decrease)	106,290,970	32,030,879

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$27.89	$19.32	$13.69	$12.79	$10.32
Income from Investment Operations
Net investment income (loss)A,B	–C	(.03)	.03	.04	.05D
Net realized and unrealized gain (loss)	(5.83)	8.91	5.64	.91	2.44
Total from investment operations	(5.83)	8.88	5.67	.95	2.49
Distributions from net investment income	–	(.02)	(.04)	(.05)	(.01)
Distributions from net realized gain	(1.87)	(.29)	–C	–	–C
Total distributions	(1.87)	(.31)	(.04)	(.05)	(.02)E
Net asset value, end of period	$20.19	$27.89	$19.32	$13.69	$12.79
Total ReturnF,G	(22.62)%	46.28%	41.55%	7.48%	24.10%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.01%	(.10)%	.19%	.34%	.45%D
Supplemental Data
Net assets, end of period (000 omitted)	$6,821,284	$6,455,689	$3,854,348	$2,290,237	$1,680,044
Portfolio turnover rateJ	37%K	44%K	49%K	51%K	40%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Amount represents less than $.005 per share.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 108,174,101	Market approach	Discount rate	5.3% - 20.9% / 13.2%	Decrease
			Transaction price	$1.11 - $700.00 / $203.02	Increase
		Recovery value	Recovery value	$0.00 - $0.43 / $0.00	Increase
			Discount for lack of marketability	5.0%	Decrease
		Book value	Book value multiple	1.7	Increase
		Market comparable	Discount rate	30.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	1.5 - 26.0 / 7.0	Increase
			Enterprise value/Gross profit multiple (EV/GP)	8.8	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	20.0	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	25.0% - 42.0% / 31.2%	Decrease
			Exit multiple	2.3 - 5.5 / 3.5	Increase
		Black scholes	Term	5.0	Increase
			Volatility	75.0% - 80.0% / 79.6%	Increase
Corporate Bonds	$ 3,980,535	Market approach	Transaction price	$100.00	Increase
		Market comparable	Discount rate	29.2%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.8	Increase
			Probability rate	10.0% - 60.0% / 33.3%	Increase
		Black scholes	Term	1.0 - 1.4 / 1.2	Increase
			Volatility	75.0%	Increase
Preferred Securities	$ 2,883,733	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,880,450,174
Gross unrealized depreciation	(639,489,784)
Net unrealized appreciation (depreciation)	$1,240,960,390
Tax Cost	$5,652,848,942

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$1,240,960,511

The Fund intends to elect to defer to its next fiscal year $201,890,077 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$96,227,267	$12,379,228
Long-term Capital Gains	354,160,301	55,192,976
Total	$450,387,568	$67,572,204

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Blue Chip Growth K6 Fund	Twitter, Inc.	$2,471,086	--
	Stripe, Inc.	$291,212	$(291,212)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Blue Chip Growth K6 Fund	4,503,633.07

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth K6 Fund	3,070,538,777	2,342,447,505

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	3,743,610	60,349,449	101,901,059

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	63,577,402	1,334,865,017

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	8,383,867	140,556,215	228,833,036

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	9,520,954	232,997,303

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth K6 Fund	$56,392

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth K6 Fund	Borrower	$12,088,000.32%		$846

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Blue Chip Growth K6 Fund	215,875,826	111,696,209	(11,187,297)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Blue Chip Growth K6 Fund	12,884

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Growth K6 Fund	$162,333	$79,839	$72,953

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $211.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Blue Chip Growth K6 Fund	.45%
Actual		$1,000.00	$818.10	$2.03
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2022, $46,495,653, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.76% of the short-term capital gain dividends distributed in September, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 9% of the dividends distributed in September, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 11% of the dividends distributed in September, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCFK6-ANN-0922
1.9884007.105

Fidelity® Blue Chip Value Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	4.28%	6.33%	10.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$26,954	Fidelity® Blue Chip Value Fund
$28,643	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2022, the fund gained 4.28%, outperforming the -1.43% result of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection was the primary contributor. Favorable picks and an overweighting in the strong-performing utilities sector, along with investment choices in financials, bolstered the fund's relative result. The biggest individual relative contributor was an overweight stake in Exxon Mobil (+52%), one of our biggest holdings. Also adding value was an outsized position in Centene, which gained 35%. We increased our allocation in the company the past 12 months. Another notable relative contributor was a larger-than-benchmark position in Cigna (+23%), where we added to our stake this period. In contrast, the biggest detractor from performance versus the benchmark was an underweighting in energy. Stock selection in consumer staples and an overweighting in communication services also hurt the portfolio's relative return, as did the fund’s foreign holdings, hampered in part by continued U.S. dollar strength. The biggest individual relative detractor was our outsized exposure to Comcast (-35%), though we increased our position in the stock. The fund's non-benchmark stake in Samsung Electronics (-29%), one of its largest holdings, proved detrimental as well. Avoiding Chevron, a benchmark component that gained 68%, further weighed on the portfolio’s relative performance. Notable changes in positioning include increased exposure to the utilities sector and a lower allocation to information technology stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Exxon Mobil Corp.	5.9
Berkshire Hathaway, Inc. Class B	5.1
Centene Corp.	4.8
Cigna Corp.	4.8
Comcast Corp. Class A	4.4
Activision Blizzard, Inc.	3.1
Samsung Electronics Co. Ltd.	3.0
UnitedHealth Group, Inc.	2.9
Verizon Communications, Inc.	2.7
PG&E Corp.	2.4
39.1

Market Sectors as of July 31, 2022

% of fund's net assets
Health Care	21.8
Financials	17.8
Utilities	12.4
Communication Services	12.3
Information Technology	6.9
Industrials	6.7
Energy	6.7
Consumer Staples	6.0
Consumer Discretionary	3.2
Materials	2.2

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments - 16.2%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	83.8%
United Kingdom	5.4%
Switzerland	3.2%
Korea (South)	3.0%
Canada	1.6%
France	1.5%
Bailiwick of Guernsey	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value
COMMUNICATION SERVICES - 12.3%
Diversified Telecommunication Services - 2.7%
Verizon Communications, Inc.	434,200	$20,055,698
Entertainment - 3.1%
Activision Blizzard, Inc.	288,100	23,033,595
Interactive Media & Services - 2.1%
Alphabet, Inc. Class A (a)	134,000	15,586,880
Media - 4.4%
Comcast Corp. Class A	854,600	32,064,592

TOTAL COMMUNICATION SERVICES		90,740,765

CONSUMER DISCRETIONARY - 3.2%
Diversified Consumer Services - 1.7%
H&R Block, Inc.	315,700	12,615,372
Specialty Retail - 1.5%
Ross Stores, Inc.	132,300	10,750,698

TOTAL CONSUMER DISCRETIONARY		23,366,070

CONSUMER STAPLES - 6.0%
Food Products - 2.0%
Mondelez International, Inc.	227,900	14,594,716
Household Products - 4.0%
Reckitt Benckiser Group PLC	175,500	14,235,645
Spectrum Brands Holdings, Inc.	92,700	6,446,358
The Clorox Co.	66,400	9,418,176
		30,100,179

TOTAL CONSUMER STAPLES		44,694,895

ENERGY - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
Exxon Mobil Corp.	450,200	43,637,887
Parex Resources, Inc.	333,600	6,210,631
		49,848,518
FINANCIALS - 17.8%
Banks - 7.5%
Bank of America Corp.	471,400	15,938,034
JPMorgan Chase & Co.	151,100	17,430,896
M&T Bank Corp.	72,300	12,829,635
PNC Financial Services Group, Inc.	57,000	9,458,580
		55,657,145
Diversified Financial Services - 5.1%
Berkshire Hathaway, Inc. Class B (a)	126,500	38,025,900
Insurance - 5.2%
Chubb Ltd.	75,200	14,185,728
The Travelers Companies, Inc.	69,000	10,950,300
Willis Towers Watson PLC	64,700	13,389,018
		38,525,046

TOTAL FINANCIALS		132,208,091

HEALTH CARE - 21.8%
Biotechnology - 0.9%
Regeneron Pharmaceuticals, Inc. (a)	11,200	6,514,928
Health Care Providers & Services - 16.4%
Centene Corp. (a)	385,600	35,849,232
Cigna Corp.	129,300	35,604,048
Elevance Health, Inc.	33,800	16,125,980
Humana, Inc.	26,700	12,869,400
UnitedHealth Group, Inc.	39,500	21,422,430
		121,871,090
Pharmaceuticals - 4.5%
AstraZeneca PLC sponsored ADR	186,567	12,356,332
Roche Holding AG (participation certificate)	30,040	9,973,416
Sanofi SA sponsored ADR	224,400	11,152,680
		33,482,428

TOTAL HEALTH CARE		161,868,446

INDUSTRIALS - 6.7%
Aerospace & Defense - 4.0%
Northrop Grumman Corp.	29,600	14,175,440
The Boeing Co. (a)	97,400	15,516,794
		29,692,234
Electrical Equipment - 1.3%
Regal Rexnord Corp.	71,100	9,548,730
Machinery - 1.4%
Oshkosh Corp.	123,300	10,616,130

TOTAL INDUSTRIALS		49,857,094

INFORMATION TECHNOLOGY - 3.9%
IT Services - 2.7%
Amdocs Ltd.	127,000	11,056,620
Cognizant Technology Solutions Corp. Class A	134,500	9,140,620
		20,197,240
Software - 1.2%
NortonLifeLock, Inc.	342,700	8,406,431

TOTAL INFORMATION TECHNOLOGY		28,603,671

MATERIALS - 2.2%
Chemicals - 1.4%
DuPont de Nemours, Inc.	164,800	10,090,704
Metals & Mining - 0.8%
Lundin Mining Corp.	1,125,200	6,344,105

TOTAL MATERIALS		16,434,809

UTILITIES - 12.4%
Electric Utilities - 11.4%
Constellation Energy Corp.	249,833	16,513,961
Evergy, Inc.	116,700	7,965,942
Exelon Corp.	270,500	12,575,545
NextEra Energy, Inc.	91,800	7,756,182
PG&E Corp. (a)	1,617,200	17,562,792
PPL Corp.	222,600	6,473,208
Southern Co.	198,300	15,247,287
		84,094,917
Independent Power and Renewable Electricity Producers - 1.0%
The AES Corp.	334,900	7,441,478

TOTAL UTILITIES		91,536,395

TOTAL COMMON STOCKS
(Cost $588,314,525)		689,158,754

Nonconvertible Preferred Stocks - 3.0%
INFORMATION TECHNOLOGY - 3.0%
Technology Hardware, Storage & Peripherals - 3.0%
Samsung Electronics Co. Ltd.
(Cost $22,461,558)	502,300	21,993,295

Money Market Funds - 3.7%
Fidelity Cash Central Fund 2.01% (b)
(Cost $27,866,227)	27,860,655	27,866,227
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $638,642,310)		739,018,276
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,966,930
NET ASSETS - 100%		$740,985,206

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$16,453,065	$210,315,133	$198,901,971	$103,254	$--	$--	$27,866,227	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	508,500	46,977,277	47,485,777	2,863	--	--	--	0.0%
Total	$16,961,565	$257,292,410	$246,387,748	$106,117	$--	$--	$27,866,227

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$90,740,765	$90,740,765	$--	$--
Consumer Discretionary	23,366,070	23,366,070	--	--
Consumer Staples	44,694,895	30,459,250	14,235,645	--
Energy	49,848,518	49,848,518	--	--
Financials	132,208,091	132,208,091	--	--
Health Care	161,868,446	151,895,030	9,973,416	--
Industrials	49,857,094	49,857,094	--	--
Information Technology	50,596,966	28,603,671	21,993,295	--
Materials	16,434,809	16,434,809	--	--
Utilities	91,536,395	91,536,395	--	--
Money Market Funds	27,866,227	27,866,227	--	--
Total Investments in Securities:	$739,018,276	$692,815,920	$46,202,356	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $610,776,083)	$711,152,049
Fidelity Central Funds (cost $27,866,227)	27,866,227
Total Investment in Securities (cost $638,642,310)		$739,018,276
Receivable for fund shares sold		1,683,134
Dividends receivable		781,629
Reclaims receivable		398,268
Distributions receivable from Fidelity Central Funds		37,633
Other receivables		30,921
Total assets		741,949,861
Liabilities
Payable for fund shares redeemed	$518,329
Accrued management fee	287,397
Transfer agent fee payable	91,485
Other affiliated payables	18,933
Other payables and accrued expenses	48,511
Total liabilities		964,655
Net Assets		$740,985,206
Net Assets consist of:
Paid in capital		$624,744,183
Total accumulated earnings (loss)		116,241,023
Net Assets		$740,985,206
Net Asset Value, offering price and redemption price per share ($740,985,206 ÷ 31,151,081 shares)		$23.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$11,914,334
Income from Fidelity Central Funds (including $2,863 from security lending)		106,117
Total income		12,020,451
Expenses
Management fee
Basic fee	$3,141,773
Performance adjustment	(688,420)
Transfer agent fees	957,588
Accounting fees	217,497
Custodian fees and expenses	16,624
Independent trustees' fees and expenses	1,914
Registration fees	60,878
Audit	57,549
Legal	2,723
Miscellaneous	1,810
Total expenses before reductions	3,769,936
Expense reductions	(18,641)
Total expenses after reductions		3,751,295
Net investment income (loss)		8,269,156
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,551,024
Foreign currency transactions	(561)
Total net realized gain (loss)		43,550,463
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(27,902,510)
Assets and liabilities in foreign currencies	(18,556)
Total change in net unrealized appreciation (depreciation)		(27,921,066)
Net gain (loss)		15,629,397
Net increase (decrease) in net assets resulting from operations		$23,898,553

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,269,156	$6,251,929
Net realized gain (loss)	43,550,463	(6,264,172)
Change in net unrealized appreciation (depreciation)	(27,921,066)	142,840,460
Net increase (decrease) in net assets resulting from operations	23,898,553	142,828,217
Distributions to shareholders	(7,053,848)	(4,701,233)
Share transactions
Proceeds from sales of shares	365,164,911	195,046,443
Reinvestment of distributions	5,127,250	3,381,384
Cost of shares redeemed	(171,960,863)	(186,531,345)
Net increase (decrease) in net assets resulting from share transactions	198,331,298	11,896,482
Total increase (decrease) in net assets	215,176,003	150,023,466
Net Assets
Beginning of period	525,809,203	375,785,737
End of period	$740,985,206	$525,809,203
Other Information
Shares
Sold	15,508,949	9,600,833
Issued in reinvestment of distributions	216,360	185,697
Redeemed	(7,331,297)	(9,106,809)
Net increase (decrease)	8,394,012	679,721

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$23.11	$17.02	$19.71	$19.90	$18.85
Income from Investment Operations
Net investment income (loss)A,B	.33	.27	.31	.32	.26
Net realized and unrealized gain (loss)	.66	6.03	(2.63)	(.14)C	1.01
Total from investment operations	.99	6.30	(2.32)	.18	1.27
Distributions from net investment income	(.31)	(.21)	(.31)	(.29)	(.21)
Distributions from net realized gain	–	–	(.06)	(.09)	–D
Total distributions	(.31)	(.21)	(.37)	(.37)E	(.22)E
Net asset value, end of period	$23.79	$23.11	$17.02	$19.71	$19.90
Total ReturnF	4.28%	37.36%	(12.03)%	.99%C	6.79%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	.63%	.58%	.63%	.65%	.70%
Expenses net of fee waivers, if any	.63%	.58%	.63%	.65%	.70%
Expenses net of all reductions	.63%	.58%	.61%	.65%	.70%
Net investment income (loss)	1.38%	1.35%	1.71%	1.67%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$740,985	$525,809	$375,786	$477,706	$393,503
Portfolio turnover rateI	41%	52%	119%	44%	45%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been .91%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$125,016,943
Gross unrealized depreciation	(24,731,768)
Net unrealized appreciation (depreciation)	$100,285,175
Tax Cost	$638,733,101

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,363,148
Undistributed long-term capital gain	$11,596,428
Net unrealized appreciation (depreciation) on securities and other investments	$100,281,448

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$7,053,848	$ 4,701,233
Total	$7,053,848	$ 4,701,233

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Value Fund	428,719,130	241,584,670

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .41% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Value Fund	$4,531

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Blue Chip Value Fund	50,486,141	14,487,362	2,737,327

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Blue Chip Value Fund	$686

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Value Fund	$277	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $18,641.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Blue Chip Value Fund	.67%
Actual		$1,000.00	$979.40	$3.29
Hypothetical-C		$1,000.00	$1,021.47	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $13,762,177, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Value Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2021 and for different time periods ended December 31, 2021 (which periods are not reflected in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020 and May 2021. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCV-ANN-0922
1.788861.119

Fidelity® Dividend Growth Fund

Annual Report

July 31, 2022

Contents

Notes to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

In July 2021, the Board of Trustees approved modifying the fund's investment policies to better reflect the focus on companies with current/historical dividends versus current/potential for dividends. On October 1, 2021, Fidelity added the Morningstar U.S. Dividend Growth Index as a supplemental benchmark to signal the fund's commitment to dividend-paying companies.

On October 1, 2021, Fidelity increased dividend distribution frequency for the fund because it includes income as a component of its investment strategy. Dividend distributions will be paid four times a year: April, July, October, and December. Quarterly dividend distributions will commence in April 2022. Please note that there are no changes to the frequency of capital gain distributions.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	(2.83)%	9.21%	11.11%
Class K	(2.75)%	9.31%	11.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$28,688	Fidelity® Dividend Growth Fund
$36,428	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear-market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Zach Turner:  For the fiscal year ending July 31, 2022, the fund's share classes returned roughly -3%, outperforming the -4.64% result of the benchmark S&P 500® index. The largest contributor to performance versus the benchmark was stock selection in the health care sector, primarily driven by the health care equipment & services industry. Also bolstering the portfolio's relative result was an underweighting and security selection among communication services stocks, along with positioning in the utilities sector. Not owning PayPal Holdings, a benchmark component that returned about -69%, was the top individual relative contributor. Adding further value on a relative basis this period was our decision to avoid Amazon.com, a sizable benchmark component that returned -19%. A smaller-than-benchmark stake in Meta Platforms (-55%) helped as well. Conversely, the largest detractor from performance versus the benchmark was security selection in industrials. Subpar investment choices among energy and materials firms also hurt. The fund's largest individual relative detractor was an underweight stake in benchmark heavyweight Apple, which gained roughly 12% the past year and was among our biggest holdings. The portfolio’s second-largest relative detractor this period was avoiding Tesla, a benchmark component that gained about 30%. Also holding back performance was our outsized exposure to Newmont, which returned roughly -41% in the portfolio. Notable changes in positioning the past 12 months include a higher allocation to the utilities and consumer staples sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Microsoft Corp.	7.0
UnitedHealth Group, Inc.	2.3
Cigna Corp.	2.0
Bristol-Myers Squibb Co.	1.8
Apple, Inc.	1.8
Verizon Communications, Inc.	1.7
Visa, Inc. Class A	1.5
Keurig Dr. Pepper, Inc.	1.4
Genpact Ltd.	1.3
The Coca-Cola Co.	1.3
22.1

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	21.1
Health Care	13.5
Consumer Staples	9.4
Industrials	8.6
Utilities	8.3
Financials	7.7
Consumer Discretionary	7.5
Energy	6.7
Communication Services	6.6
Real Estate	4.2
Materials	3.5

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	97.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Foreign investments - 13.8%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	86.2%
Canada	6.1%
Bermuda	1.3%
Sweden	0.9%
Bailiwick of Jersey	0.8%
India	0.7%
Spain	0.6%
Germany	0.6%
Switzerland	0.5%
Other	2.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 2.8%
Cellnex Telecom SA (a)	884,500	$39,563
Deutsche Telekom AG	1,534,600	29,156
Verizon Communications, Inc.	2,212,400	102,191
		170,910
Entertainment - 1.3%
Activision Blizzard, Inc.	732,200	58,539
Electronic Arts, Inc.	166,500	21,850
		80,389
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (b)	451,400	52,507
Meta Platforms, Inc. Class A (b)	265,100	42,177
		94,684
Media - 1.0%
Comcast Corp. Class A	1,614,592	60,579

TOTAL COMMUNICATION SERVICES		406,562

CONSUMER DISCRETIONARY - 7.5%
Diversified Consumer Services - 0.2%
H&R Block, Inc.	328,000	13,107
Hotels, Restaurants & Leisure - 2.1%
Churchill Downs, Inc.	109,600	22,994
Domino's Pizza, Inc.	86,700	33,996
Expedia, Inc. (b)	198,400	21,040
Hilton Worldwide Holdings, Inc.	64,200	8,222
Krispy Kreme, Inc. (c)	585,200	8,357
Marriott International, Inc. Class A	29,600	4,701
Restaurant Brands International, Inc. (c)	575,400	30,847
Starbucks Corp.	800	68
		130,225
Household Durables - 2.0%
D.R. Horton, Inc.	710,800	55,464
Lennar Corp. Class A	801,000	68,085
		123,549
Multiline Retail - 1.4%
Dollar General Corp.	312,800	77,709
Target Corp.	64,100	10,473
		88,182
Specialty Retail - 1.8%
Camping World Holdings, Inc. (c)	196,800	5,321
Lowe's Companies, Inc.	311,200	59,604
TJX Companies, Inc.	501,500	30,672
Williams-Sonoma, Inc. (c)	103,900	15,005
		110,602

TOTAL CONSUMER DISCRETIONARY		465,665

CONSUMER STAPLES - 9.4%
Beverages - 3.6%
Constellation Brands, Inc. Class A (sub. vtg.)	221,400	54,533
Keurig Dr. Pepper, Inc.	2,259,100	87,518
The Coca-Cola Co.	1,236,700	79,359
		221,410
Food & Staples Retailing - 1.8%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,039,700	46,450
Sysco Corp.	70,600	5,994
Walmart, Inc.	431,500	56,980
		109,424
Food Products - 0.7%
Archer Daniels Midland Co.	164,500	13,616
The J.M. Smucker Co.	223,100	29,521
		43,137
Household Products - 1.2%
Reynolds Consumer Products, Inc. (c)	2,109,000	61,288
Spectrum Brands Holdings, Inc.	225,175	15,659
		76,947
Tobacco - 2.1%
Altria Group, Inc.	1,399,814	61,396
Philip Morris International, Inc.	167,600	16,282
Swedish Match Co. AB	5,221,700	54,663
		132,341

TOTAL CONSUMER STAPLES		583,259

ENERGY - 6.7%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	648,500	16,660
Oil, Gas & Consumable Fuels - 6.4%
ARC Resources Ltd.	3,508,900	49,213
Cameco Corp. (c)	693,700	17,877
Canadian Natural Resources Ltd. (c)	878,100	48,471
Cool Co. Ltd. (b)	958,100	8,861
Energy Transfer LP	4,031,300	45,594
Enterprise Products Partners LP	2,611,900	69,816
Exxon Mobil Corp.	756,397	73,318
Reliance Industries Ltd. sponsored GDR (a)	711,400	44,889
Viper Energy Partners LP	1,262,722	38,816
		396,855

TOTAL ENERGY		413,515

FINANCIALS - 7.7%
Banks - 1.7%
Bank of America Corp.	826,500	27,944
Wells Fargo & Co.	1,780,493	78,110
		106,054
Capital Markets - 2.5%
BlackRock, Inc. Class A	47,600	31,853
Brookfield Asset Management, Inc. Class A	500,400	24,845
Intercontinental Exchange, Inc.	688,100	70,179
S&P Global, Inc.	72,468	27,315
		154,192
Diversified Financial Services - 0.4%
Apollo Global Management, Inc. (c)	467,600	26,700
Insurance - 3.1%
Arthur J. Gallagher & Co.	420,300	75,229
Brookfield Asset Management Reinsurance Partners Ltd.	2,825	140
Marsh & McLennan Companies, Inc.	270,900	44,417
The Travelers Companies, Inc.	453,800	72,018
		191,804

TOTAL FINANCIALS		478,750

HEALTH CARE - 13.5%
Biotechnology - 0.5%
AbbVie, Inc.	205,500	29,491
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	426,300	25,007
Becton, Dickinson & Co.	142,400	34,790
		59,797
Health Care Providers & Services - 6.1%
Cigna Corp.	439,000	120,883
CVS Health Corp.	416,700	39,870
Humana, Inc.	145,600	70,179
UnitedHealth Group, Inc.	267,006	144,808
		375,740
Life Sciences Tools & Services - 1.5%
Danaher Corp.	66,600	19,412
Thermo Fisher Scientific, Inc.	127,400	76,237
		95,649
Pharmaceuticals - 4.4%
AstraZeneca PLC (United Kingdom)	174,500	22,954
Bristol-Myers Squibb Co.	1,541,800	113,754
Eli Lilly & Co.	182,200	60,070
Merck KGaA	20,200	3,847
Perrigo Co. PLC	361,800	15,149
Pfizer, Inc.	237,900	12,016
Roche Holding AG (participation certificate)	96,260	31,959
Sanofi SA	99,200	9,858
UCB SA	63,800	4,975
		274,582

TOTAL HEALTH CARE		835,259

INDUSTRIALS - 8.6%
Aerospace & Defense - 2.1%
Airbus Group NV	114,100	12,302
L3Harris Technologies, Inc.	76,200	18,286
Lockheed Martin Corp.	44,300	18,332
Northrop Grumman Corp.	98,900	47,363
The Boeing Co. (b)	213,500	34,013
		130,296
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	78,800	15,357
Airlines - 0.1%
Copa Holdings SA Class A (b)(c)	70,600	4,746
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	124,900	8,703
Commercial Services & Supplies - 0.9%
GFL Environmental, Inc.	2,012,700	55,703
Industrial Conglomerates - 1.4%
General Electric Co.	957,850	70,795
Hitachi Ltd.	257,800	13,052
		83,847
Machinery - 2.2%
Allison Transmission Holdings, Inc.	1,620,202	67,838
Caterpillar, Inc.	58,100	11,518
Deere & Co.	105,400	36,171
Fortive Corp.	133,300	8,591
Toro Co.	137,100	11,789
		135,907
Marine - 0.2%
2020 Bulkers Ltd. (d)	1,128,200	13,190
Professional Services - 0.5%
Equifax, Inc.	122,300	25,550
Leidos Holdings, Inc.	63,300	6,773
		32,323
Road & Rail - 0.9%
Canadian Pacific Railway Ltd. (c)	417,800	32,952
TFI International, Inc. (Canada)	226,100	22,583
		55,535

TOTAL INDUSTRIALS		535,607

INFORMATION TECHNOLOGY - 21.1%
Electronic Equipment & Components - 0.2%
Jabil, Inc.	247,000	14,657
Vontier Corp.	6,702	173
		14,830
IT Services - 6.0%
Cognizant Technology Solutions Corp. Class A	380,800	25,879
DXC Technology Co. (b)	266,500	8,421
Fidelity National Information Services, Inc.	559,300	57,138
Genpact Ltd.	1,656,000	79,620
Global Payments, Inc.	115,600	14,140
MasterCard, Inc. Class A	63,200	22,360
SS&C Technologies Holdings, Inc.	1,212,200	71,726
Visa, Inc. Class A	452,100	95,895
		375,179
Semiconductors & Semiconductor Equipment - 3.8%
Broadcom, Inc.	83,500	44,713
KLA Corp.	45,900	17,604
Lam Research Corp.	39,800	19,920
Marvell Technology, Inc.	1,299,600	72,362
Microchip Technology, Inc.	82,700	5,695
NVIDIA Corp.	187,300	34,019
NXP Semiconductors NV	84,400	15,519
Teradyne, Inc.	221,300	22,327
Universal Display Corp.	35,400	4,087
		236,246
Software - 8.9%
Intuit, Inc.	149,300	68,106
Microsoft Corp.	1,550,200	435,206
Oracle Corp.	625,400	48,681
		551,993
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	677,272	110,063
Samsung Electronics Co. Ltd.	502,690	23,706
		133,769

TOTAL INFORMATION TECHNOLOGY		1,312,017

MATERIALS - 3.5%
Chemicals - 1.3%
CF Industries Holdings, Inc.	257,100	24,550
Valvoline, Inc.	1,645,800	53,028
		77,578
Metals & Mining - 2.2%
Barrick Gold Corp.	769,200	12,107
Freeport-McMoRan, Inc.	844,700	26,650
Glencore Xstrata PLC	9,375,700	53,139
Newmont Corp.	1,051,300	47,603
		139,499

TOTAL MATERIALS		217,077

REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 4.2%
American Tower Corp.	226,900	61,451
Crown Castle International Corp.	130,000	23,486
CubeSmart	283,200	12,990
Digital Realty Trust, Inc.	279,800	37,060
Four Corners Property Trust, Inc.	1,029,500	30,092
National Retail Properties, Inc.	508,300	24,200
Park Hotels & Resorts, Inc.	770,300	12,009
Public Storage	65,400	21,347
Simon Property Group, Inc.	326,000	35,417
		258,052
UTILITIES - 8.3%
Electric Utilities - 4.3%
Constellation Energy Corp.	233,576	15,439
Duke Energy Corp.	85,200	9,366
Edison International	973,700	65,988
Exelon Corp.	1,263,330	58,732
FirstEnergy Corp.	844,800	34,721
NextEra Energy, Inc.	298,300	25,203
PG&E Corp. (b)	283,324	3,077
Southern Co.	733,400	56,391
		268,917
Gas Utilities - 0.5%
Brookfield Infrastructure Corp. A Shares	643,200	29,465
Independent Power and Renewable Electricity Producers - 1.8%
NextEra Energy Partners LP	484,200	40,063
The AES Corp.	2,339,200	51,977
Vistra Corp.	894,300	23,118
		115,158
Multi-Utilities - 1.7%
CenterPoint Energy, Inc.	1,804,700	57,191
Dominion Energy, Inc.	557,800	45,728
		102,919

TOTAL UTILITIES		516,459

TOTAL COMMON STOCKS
(Cost $5,145,265)		6,022,222

Money Market Funds - 4.7%
Fidelity Cash Central Fund 2.01% (e)	176,891,293	176,927
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	114,731,938	114,743
TOTAL MONEY MARKET FUNDS
(Cost $291,670)		291,670
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $5,436,935)		6,313,892
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(110,476)
NET ASSETS - 100%		$6,203,416

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $84,452,000 or 1.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$3,046	$989,306	$815,425	$669	$--	$--	$176,927	0.3%
Fidelity Securities Lending Cash Central Fund 2.01%	62,875	1,103,235	1,051,367	488	--	--	114,743	0.3%
Total	$65,921	$2,092,541	$1,866,792	$1,157	$--	$--	$291,670

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
2020 Bulkers Ltd.	$--	$13,411	$--	$1,681	$--	$(221)	$13,190
Total	$--	$13,411	$--	$1,681	$--	$(221)	$13,190

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$406,562	$337,843	$68,719	$--
Consumer Discretionary	465,665	465,665	--	--
Consumer Staples	583,259	528,596	54,663	--
Energy	413,515	413,515	--	--
Financials	478,750	478,750	--	--
Health Care	835,259	766,641	68,618	--
Industrials	535,607	510,253	25,354	--
Information Technology	1,312,017	1,288,311	23,706	--
Materials	217,077	163,938	53,139	--
Real Estate	258,052	258,052	--	--
Utilities	516,459	516,459	--	--
Money Market Funds	291,670	291,670	--	--
Total Investments in Securities:	$6,313,892	$6,019,693	$294,199	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $114,313) — See accompanying schedule: Unaffiliated issuers (cost $5,131,854)	$6,009,032
Fidelity Central Funds (cost $291,670)	291,670
Other affiliated issuers (cost $13,411)	13,190
Total Investment in Securities (cost $5,436,935)		$6,313,892
Cash		1,147
Foreign currency held at value (cost $209)		209
Receivable for investments sold		14,723
Receivable for fund shares sold		1,279
Dividends receivable		8,876
Distributions receivable from Fidelity Central Funds		317
Other receivables		592
Total assets		6,341,035
Liabilities
Payable for investments purchased	$17,810
Payable for fund shares redeemed	2,404
Accrued management fee	1,509
Other affiliated payables	729
Other payables and accrued expenses	428
Collateral on securities loaned	114,739
Total liabilities		137,619
Net Assets		$6,203,416
Net Assets consist of:
Paid in capital		$4,792,026
Total accumulated earnings (loss)		1,411,390
Net Assets		$6,203,416
Net Asset Value and Maximum Offering Price
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($5,660,951 ÷ 172,491 shares)		$32.82
Class K:
Net Asset Value, offering price and redemption price per share ($542,465 ÷ 16,554 shares)		$32.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends (including $1,681 earned from other affiliated issuers)		$112,805
Income from Fidelity Central Funds (including $488 from security lending)		1,157
Total income		113,962
Expenses
Management fee
Basic fee	$34,414
Performance adjustment	(13,258)
Transfer agent fees	8,038
Accounting fees	1,124
Custodian fees and expenses	101
Independent trustees' fees and expenses	22
Registration fees	84
Audit	70
Legal	10
Interest	4
Miscellaneous	21
Total expenses before reductions	30,630
Expense reductions	(206)
Total expenses after reductions		30,424
Net investment income (loss)		83,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	672,975
Foreign currency transactions	158
Total net realized gain (loss)		673,133
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(939,809)
Affiliated issuers	(221)
Assets and liabilities in foreign currencies	(172)
Total change in net unrealized appreciation (depreciation)		(940,202)
Net gain (loss)		(267,069)
Net increase (decrease) in net assets resulting from operations		$(183,531)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,538	$87,646
Net realized gain (loss)	673,133	407,543
Change in net unrealized appreciation (depreciation)	(940,202)	1,823,885
Net increase (decrease) in net assets resulting from operations	(183,531)	2,319,074
Distributions to shareholders	(571,295)	(129,527)
Share transactions - net increase (decrease)	37,007	(1,180,808)
Total increase (decrease) in net assets	(717,819)	1,008,739
Net Assets
Beginning of period	6,921,235	5,912,496
End of period	$6,203,416	$6,921,235

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$36.80	$26.38	$29.59	$33.79	$35.06
Income from Investment Operations
Net investment income (loss)A,B	.44	.42	.58	.59	.65
Net realized and unrealized gain (loss)	(1.37)	10.59	(2.29)	1.01C	3.72
Total from investment operations	(.93)	11.01	(1.71)	1.60	4.37
Distributions from net investment income	(.55)	(.59)	(.49)	(.60)	(.60)
Distributions from net realized gain	(2.50)	–	(1.01)	(5.20)	(5.04)
Total distributions	(3.05)	(.59)	(1.50)	(5.80)	(5.64)
Net asset value, end of period	$32.82	$36.80	$26.38	$29.59	$33.79
Total ReturnD	(2.83)%	42.42%	(6.24)%	5.38%C	13.60%
Ratios to Average Net AssetsB,E,F
Expenses before reductions	.48%	.49%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.47%	.49%	.49%	.50%	.50%
Expenses net of all reductions	.47%	.48%	.48%	.49%	.49%
Net investment income (loss)	1.27%	1.31%	2.11%	2.05%	1.94%
Supplemental Data
Net assets, end of period (in millions)	$5,661	$6,114	$4,685	$5,728	$6,055
Portfolio turnover rateG	52%	93%	69%	101%	115%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$36.76	$26.36	$29.56	$33.76	$35.04
Income from Investment Operations
Net investment income (loss)A,B	.47	.44	.61	.63	.69
Net realized and unrealized gain (loss)	(1.37)	10.57	(2.28)	1.01C	3.71
Total from investment operations	(.90)	11.01	(1.67)	1.64	4.40
Distributions from net investment income	(.59)	(.61)	(.52)	(.63)	(.64)
Distributions from net realized gain	(2.50)	–	(1.01)	(5.20)	(5.04)
Total distributions	(3.09)	(.61)	(1.53)	(5.84)D	(5.68)
Net asset value, end of period	$32.77	$36.76	$26.36	$29.56	$33.76
Total ReturnE	(2.75)%	42.53%	(6.11)%	5.50%C	13.70%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.38%	.39%	.39%	.40%	.40%
Expenses net of fee waivers, if any	.38%	.39%	.39%	.39%	.40%
Expenses net of all reductions	.38%	.38%	.38%	.38%	.39%
Net investment income (loss)	1.36%	1.41%	2.22%	2.16%	2.05%
Supplemental Data
Net assets, end of period (in millions)	$542	$807	$1,228	$1,480	$1,212
Portfolio turnover rateH	52%	93%	69%	101%	115%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.31%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Dividend Growth Fund	$347

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustee compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,126,358
Gross unrealized depreciation	(247,716)
Net unrealized appreciation (depreciation)	$878,642
Tax Cost	$5,435,250

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,913
Undistributed long-term capital gain	$525,833
Net unrealized appreciation (depreciation) on securities and other investments	$875,848

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$319,003	$ 129,527
Long-term Capital Gains	252,292	–
Total	$571,295	$ 129,527

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend Growth Fund	3,378,741	4,002,387

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$7,800.13
Class K	238.04
	$8,038

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Dividend Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Dividend Growth Fund	$82

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	Borrower	$12,038.32%		$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Dividend Growth Fund	229,513	410,051	48,140

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Dividend Growth Fund	$8

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Dividend Growth Fund	$51	$9	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	$1,935.58%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $206.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Dividend Growth Fund
Distributions to shareholders
Dividend Growth	$510,637	$101,466
Class K	60,658	28,061
Total	$571,295	$129,527

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Dividend Growth Fund
Dividend Growth
Shares sold	9,180	8,974	$317,840	$287,945
Reinvestment of distributions	14,043	3,455	487,723	96,813
Shares redeemed	(16,893)	(23,848)	(581,352)	(736,056)
Net increase (decrease)	6,330	(11,419)	$224,211	$(351,298)
Class K
Shares sold	3,443	7,248	$117,316	$222,321
Reinvestment of distributions	1,749	1,002	60,658	28,061
Shares redeemed	(10,595)	(32,868)	(365,178)	(1,079,892)
Net increase (decrease)	(5,403)	(24,618)	$(187,204)	$(829,510)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Dividend Growth Fund
Dividend Growth	.47%
Actual		$1,000.00	$955.60	$2.28
Hypothetical-C		$1,000.00	$1,022.46	$2.36
Class K	.37%
Actual		$1,000.00	$956.00	$1.79
Hypothetical-C		$1,000.00	$1,022.96	$1.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $669,674,851, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividend distributed in September during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Dividend Growth designates 17%, 99%, 100%, and 100% Class K designates 17%, 93%, 100% and 100%; of the dividends distributed in September, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth designates 24%, 100%, 100%, and 100%; Class K designates 24%, 100%, 100%, and 100%; of the dividends distributed in September, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Dividend Growth and Class K designate 2% of the dividends distributed in September during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in January 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DGF-ANN-0922
1.536090.125

Fidelity® Growth & Income Portfolio

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	0.26%	10.72%	12.33%
Class K	0.33%	10.83%	12.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$31,992	Fidelity® Growth & Income Portfolio
$36,428	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending July 31, 2022, the fund's share classes returned about 0%, outperforming the -4.64% result of the benchmark S&P 500® index. The primary contributors to performance versus the benchmark were an overweighting and stock selection in energy. Strong picks in the health care sector, especially within the health care equipment & services industry, also bolstered the fund's relative result. Also helping relative performance was an underweight in the communication services sector, primarily driven by the media & entertainment industry. The fund's foreign holdings also contributed overall, despite continued U.S.-dollar strength. The biggest individual relative contributor by far was an overweight position in Exxon Mobil (+77%). Exxon Mobil was the fund's largest holding as of period end. Our second-largest relative contributor this period was avoiding Meta Platforms, a benchmark component that returned approximately -55%. The fund's non-benchmark stake in Cenovus Energy gained 130% and helped relative performance. Conversely, the biggest detractor from performance versus the benchmark was security selection in industrials. An underweighting in utilities and stock selection in materials also hindered the fund's relative performance. The biggest individual relative detractor was an overweight position in General Electric (-28%). General Electric was among our biggest holdings. Another notable relative detractor was an outsized stake in Comcast (-35%), which was among the fund's largest holdings. Avoiding Tesla, a benchmark component that gained about 30%, also hurt relative performance. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Exxon Mobil Corp.	7.4
Microsoft Corp.	6.4
Wells Fargo & Co.	5.4
General Electric Co.	4.4
Apple, Inc.	3.5
Bank of America Corp.	2.8
Comcast Corp. Class A	2.0
Bristol-Myers Squibb Co.(a)	1.9
Hess Corp.(a)	1.8
Visa, Inc. Class A	1.7
37.3

 (a) Security or a portion of the security is pledged as collateral for call options written.

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	19.5
Financials	16.5
Industrials	15.5
Health Care	13.8
Energy	12.8
Consumer Staples	6.2
Communication Services	5.1
Consumer Discretionary	2.7
Materials	2.3
Utilities	1.5
Real Estate	1.1

Asset Allocation (% of fund's net assets)

As of July 31, 2022*,**
Stocks	96.6%
Convertible Securities	0.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 14.1%

 ** Written options - (0.0)%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	85.9%
Canada	4.0%
United Kingdom	1.9%
Netherlands	1.7%
Germany	1.6%
France	1.1%
Spain	0.8%
Switzerland	0.5%
Sweden	0.5%
Other	2.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	459,900	$20,571
Elisa Corp. (A Shares)	113,800	6,285
Verizon Communications, Inc.	767,174	35,436
		62,292
Entertainment - 1.7%
Activision Blizzard, Inc.	168,450	13,468
Nintendo Co. Ltd. ADR	261,200	14,627
The Walt Disney Co. (b)	457,090	48,497
Universal Music Group NV	1,751,900	39,657
Warner Music Group Corp. Class A	411,600	12,348
		128,597
Media - 2.6%
Comcast Corp. Class A	4,109,612	154,193
Interpublic Group of Companies, Inc.	1,618,531	48,346
		202,539

TOTAL COMMUNICATION SERVICES		393,428

CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.4%
BorgWarner, Inc.	742,652	28,562
Hotels, Restaurants & Leisure - 0.7%
Churchill Downs, Inc.	106,100	22,260
Marriott International, Inc. Class A	109,923	17,458
Starbucks Corp.	143,260	12,146
		51,864
Household Durables - 0.2%
Sony Group Corp. sponsored ADR	128,714	10,991
Whirlpool Corp.	34,394	5,946
		16,937
Multiline Retail - 0.1%
Target Corp.	65,900	10,767
Specialty Retail - 1.2%
Lowe's Companies, Inc.	451,314	86,440
TJX Companies, Inc.	12,200	746
Williams-Sonoma, Inc.	11,200	1,618
		88,804
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	28,100	3,229
Puma AG	90,754	6,087
Tapestry, Inc.	3,700	124
		9,440

TOTAL CONSUMER DISCRETIONARY		206,374

CONSUMER STAPLES - 6.2%
Beverages - 2.5%
Diageo PLC sponsored ADR	216,911	41,517
Keurig Dr. Pepper, Inc.	982,600	38,066
Pernod Ricard SA	62,400	12,213
Remy Cointreau SA	36,314	7,148
Remy Cointreau SA rights 9/19/22 (b)(c)	36,314	37
The Coca-Cola Co.	1,406,710	90,269
		189,250
Food & Staples Retailing - 1.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	44,400	1,984
Sysco Corp.	744,636	63,220
Walmart, Inc.	240,800	31,798
		97,002
Food Products - 0.3%
Lamb Weston Holdings, Inc.	308,360	24,564
Household Products - 0.3%
Colgate-Palmolive Co.	62,300	4,906
Kimberly-Clark Corp.	12,500	1,647
Spectrum Brands Holdings, Inc.	228,683	15,903
		22,456
Personal Products - 0.2%
Haleon PLC sponsored ADR (b)	1,998,911	14,052
Tobacco - 1.7%
Altria Group, Inc.	2,091,767	91,745
Swedish Match Co. AB	3,942,600	41,273
		133,018

TOTAL CONSUMER STAPLES		480,342

ENERGY - 12.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	59,500	1,529
Oil, Gas & Consumable Fuels - 12.7%
Canadian Natural Resources Ltd.	514,415	28,405
Cenovus Energy, Inc. (Canada)	5,365,573	102,237
Energy Transfer LP	138,600	1,568
Enterprise Products Partners LP	103,500	2,767
Exxon Mobil Corp.	5,821,399	564,269
Hess Corp. (d)	1,229,364	138,267
Imperial Oil Ltd.	788,126	37,771
Kosmos Energy Ltd. (b)	4,011,375	25,432
Phillips 66 Co.	179,987	16,019
Tourmaline Oil Corp.	887,600	55,611
		972,346

TOTAL ENERGY		973,875

FINANCIALS - 16.5%
Banks - 11.9%
Bank of America Corp.	6,327,036	213,917
JPMorgan Chase & Co.	543,275	62,672
M&T Bank Corp.	119,194	21,151
PNC Financial Services Group, Inc.	496,701	82,423
Truist Financial Corp.	1,395,932	70,453
U.S. Bancorp	1,053,237	49,713
Wells Fargo & Co.	9,468,070	415,364
		915,693
Capital Markets - 3.1%
Ashmore Group PLC	1,225,000	3,219
Brookfield Asset Management, Inc. Class A	300,902	14,940
Intercontinental Exchange, Inc.	12,600	1,285
KKR & Co. LP	505,852	28,055
Morgan Stanley	342,151	28,843
Northern Trust Corp.	791,653	78,991
Raymond James Financial, Inc.	386,170	38,026
S&P Global, Inc.	1,100	415
State Street Corp.	638,291	45,344
		239,118
Consumer Finance - 0.2%
Discover Financial Services	128,468	12,975
Insurance - 0.9%
American Financial Group, Inc.	40,800	5,454
Brookfield Asset Management Reinsurance Partners Ltd.	2,086	104
Chubb Ltd.	119,756	22,591
Marsh & McLennan Companies, Inc.	162,070	26,573
Old Republic International Corp.	213,800	4,975
The Travelers Companies, Inc.	82,627	13,113
		72,810
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	246,323	10,286
Radian Group, Inc.	741,568	16,589
		26,875

TOTAL FINANCIALS		1,267,471

HEALTH CARE - 13.5%
Biotechnology - 0.0%
Intercept Pharmaceuticals, Inc. (b)	204,504	2,609
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	42,500	4,626
Becton, Dickinson & Co.	102,086	24,941
Boston Scientific Corp. (b)	1,274,696	52,326
GN Store Nord A/S	48,000	1,664
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	858,851	17,813
Sonova Holding AG	24,692	8,846
		110,216
Health Care Providers & Services - 6.1%
Cardinal Health, Inc.	781,711	46,559
Cigna Corp.	362,154	99,723
CVS Health Corp.	798,112	76,363
Humana, Inc.	37,100	17,882
McKesson Corp.	279,834	95,586
UnitedHealth Group, Inc.	237,687	128,907
		465,020
Life Sciences Tools & Services - 0.4%
Danaher Corp.	95,103	27,720
Pharmaceuticals - 5.6%
Bayer AG	800,735	46,707
Bristol-Myers Squibb Co. (d)	1,987,636	146,648
Eli Lilly & Co.	85,448	28,171
GSK PLC sponsored ADR	1,599,128	67,435
Johnson & Johnson	616,089	107,520
Sanofi SA sponsored ADR	290,597	14,443
UCB SA	248,600	19,386
Viatris, Inc.	86,400	837
		431,147

TOTAL HEALTH CARE		1,036,712

INDUSTRIALS - 15.5%
Aerospace & Defense - 3.0%
Airbus Group NV	356,400	38,428
General Dynamics Corp.	138,461	31,385
Huntington Ingalls Industries, Inc.	103,184	22,374
MTU Aero Engines AG	51,500	9,901
Raytheon Technologies Corp.	189,325	17,647
Safran SA	117,300	12,893
The Boeing Co. (b)	607,720	96,816
		229,444
Air Freight & Logistics - 2.1%
DSV A/S	37,500	6,319
Expeditors International of Washington, Inc.	8,400	893
FedEx Corp.	106,674	24,865
United Parcel Service, Inc. Class B	649,199	126,522
		158,599
Airlines - 0.0%
Copa Holdings SA Class A (b)	30,400	2,043
Building Products - 0.4%
A.O. Smith Corp.	103,800	6,567
Johnson Controls International PLC	447,411	24,120
		30,687
Commercial Services & Supplies - 0.5%
GFL Environmental, Inc.	1,054,800	29,192
Healthcare Services Group, Inc.	704,598	10,104
Ritchie Bros. Auctioneers, Inc.	15,600	1,124
		40,420
Electrical Equipment - 1.0%
Acuity Brands, Inc.	137,915	25,156
Hubbell, Inc. Class B	130,472	28,576
Regal Rexnord Corp.	21,000	2,820
Rockwell Automation, Inc.	19,318	4,931
Vertiv Holdings Co.	1,544,000	17,632
		79,115
Industrial Conglomerates - 4.6%
3M Co.	110,466	15,823
General Electric Co.	4,617,811	341,302
		357,125
Machinery - 1.9%
Allison Transmission Holdings, Inc.	287,900	12,054
Caterpillar, Inc.	35,023	6,943
Cummins, Inc.	54,176	11,990
Donaldson Co., Inc.	619,612	33,713
Epiroc AB (A Shares)	32,700	578
Flowserve Corp.	342,178	11,579
Fortive Corp.	273,088	17,601
Kardex AG	6,600	1,317
Nordson Corp.	99,127	22,897
Otis Worldwide Corp.	87,573	6,846
Stanley Black & Decker, Inc.	54,118	5,267
Westinghouse Air Brake Tech Co.	128,247	11,987
		142,772
Professional Services - 0.5%
Equifax, Inc.	58,223	12,163
RELX PLC (London Stock Exchange)	856,066	25,348
Robert Half International, Inc.	9,500	752
		38,263
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A	748,309	41,120
Trading Companies & Distributors - 0.9%
Brenntag SE	74,700	5,247
Fastenal Co.	126,376	6,491
MSC Industrial Direct Co., Inc. Class A	7,200	595
Watsco, Inc.	197,991	54,240
		66,573
Transportation Infrastructure - 0.1%
Aena SME SA (a)(b)	49,200	6,223

TOTAL INDUSTRIALS		1,192,384

INFORMATION TECHNOLOGY - 19.5%
Electronic Equipment & Components - 0.3%
CDW Corp.	105,964	19,236
IT Services - 4.4%
Amadeus IT Holding SA Class A (b)	560,200	32,665
DXC Technology Co. (b)	112,900	3,568
Edenred SA	640,600	32,802
Fidelity National Information Services, Inc.	478,132	48,846
Genpact Ltd.	525,271	25,255
Global Payments, Inc.	121,500	14,862
IBM Corp.	196,242	25,666
MasterCard, Inc. Class A	33,667	11,911
Unisys Corp. (b)	805,430	11,050
Visa, Inc. Class A	626,375	132,860
		339,485
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	153,108	26,328
Applied Materials, Inc.	147,200	15,600
Intel Corp.	678,516	24,637
Lam Research Corp.	32,530	16,282
Marvell Technology, Inc.	480,900	26,777
NVIDIA Corp.	15,300	2,779
NXP Semiconductors NV	208,226	38,289
Qualcomm, Inc.	777,872	112,838
Teradyne, Inc.	78,000	7,869
		271,399
Software - 7.7%
Intuit, Inc.	57,900	26,412
Microsoft Corp.	1,761,482	494,518
Open Text Corp.	165,128	6,754
SAP SE sponsored ADR	569,745	53,106
Temenos Group AG	116,330	9,166
		589,956
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	1,654,012	268,793
FUJIFILM Holdings Corp.	62,600	3,576
Samsung Electronics Co. Ltd.	162,180	7,648
		280,017

TOTAL INFORMATION TECHNOLOGY		1,500,093

MATERIALS - 2.3%
Chemicals - 0.7%
DuPont de Nemours, Inc.	704,198	43,118
PPG Industries, Inc.	54,322	7,023
		50,141
Metals & Mining - 1.6%
First Quantum Minerals Ltd.	1,520,500	27,785
Freeport-McMoRan, Inc.	1,953,412	61,630
Glencore Xstrata PLC	5,966,100	33,814
		123,229

TOTAL MATERIALS		173,370

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	140,978	38,181
Equinix, Inc.	1,100	774
Public Storage	2,400	783
Simon Property Group, Inc.	406,060	44,114
		83,852
UTILITIES - 1.5%
Electric Utilities - 1.3%
Constellation Energy Corp.	47,813	3,160
Duke Energy Corp.	116,721	12,831
Entergy Corp.	134,863	15,527
Exelon Corp.	143,440	6,669
NextEra Energy, Inc.	31,300	2,645
PG&E Corp. (b)	1,096,300	11,906
Southern Co.	620,366	47,700
		100,438
Multi-Utilities - 0.2%
Sempra Energy	68,596	11,373

TOTAL UTILITIES		111,811

TOTAL COMMON STOCKS
(Cost $5,081,210)		7,419,712

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	154,800	7,686
Boston Scientific Corp. Series A, 5.50%	92,400	10,071
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $16,980)		17,757
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.0%
Interactive Media & Services - 0.0%
Snap, Inc. 0.125% 3/1/28 (a)	5,478	3,684
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26	13,148	8,555
TOTAL CONVERTIBLE BONDS
(Cost $14,509)		12,239
	Shares	Value (000s)

Other - 0.1%
Energy - Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $18,052)	18,052,449	5,387

Money Market Funds - 2.8%
Fidelity Cash Central Fund 2.01% (h)
(Cost $214,836)	214,793,320	214,836
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $5,345,587)		7,669,931
NET OTHER ASSETS (LIABILITIES) - 0.2%		13,800
NET ASSETS - 100%		$7,683,731

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Bristol-Myers Squibb Co.	Chicago Board Options Exchange	970	$7,157	$80.00	9/16/22	$(35)
Hess Corp.	Chicago Board Options Exchange	1,191	13,395	125.00	8/19/22	(98)
TOTAL WRITTEN OPTIONS						$(133)

For the period, the average monthly contracts for written options in the aggregate was 7,019.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,478,000 or 0.4% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $20,552,000.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,387,000 or 0.1% of net assets.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$13,016	$729,457	$527,637	$758	$--	$--	$214,836	0.4%
Fidelity Securities Lending Cash Central Fund 2.01%	105,352	231,674	337,026	4,158	--	--	--	0.0%
Total	$118,368	$961,131	$864,663	$4,916	$--	$--	$214,836

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$393,428	$333,200	$60,228	$--
Consumer Discretionary	206,374	206,374	--	--
Consumer Staples	480,342	439,032	41,310	--
Energy	973,875	973,875	--	--
Financials	1,267,471	1,267,471	--	--
Health Care	1,054,469	990,005	64,464	--
Industrials	1,192,384	1,097,348	95,036	--
Information Technology	1,500,093	1,456,204	43,889	--
Materials	173,370	139,556	33,814	--
Real Estate	83,852	83,852	--	--
Utilities	111,811	111,811	--	--
Corporate Bonds	12,239	--	12,239	--
Other	5,387	--	--	5,387
Money Market Funds	214,836	214,836	--	--
Total Investments in Securities:	$7,669,931	$7,313,564	$350,980	$5,387
Derivative Instruments:
Liabilities
Written Options	$(133)	$(133)	$--	$--
Total Liabilities	$(133)	$(133)	$--	$--
Total Derivative Instruments:	$(133)	$(133)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(133)
Total Equity Risk	0	(133)
Total Value of Derivatives	$0	$(133)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,130,751)	$7,455,095
Fidelity Central Funds (cost $214,836)	214,836
Total Investment in Securities (cost $5,345,587)		$7,669,931
Cash		11
Restricted cash		474
Foreign currency held at value (cost $1)		1
Receivable for investments sold		10,527
Receivable for fund shares sold		2,372
Dividends receivable		7,064
Interest receivable		59
Distributions receivable from Fidelity Central Funds		305
Other receivables		398
Total assets		7,691,142
Liabilities
Payable for investments purchased on a delayed delivery basis	$37
Payable for fund shares redeemed	3,306
Accrued management fee	2,591
Transfer agent fee payable	813
Written options, at value (premium received $1,003)	133
Other affiliated payables	88
Other payables and accrued expenses	443
Total liabilities		7,411
Net Assets		$7,683,731
Net Assets consist of:
Paid in capital		$5,249,464
Total accumulated earnings (loss)		2,434,267
Net Assets		$7,683,731
Net Asset Value and Maximum Offering Price
Growth and Income:
Net Asset Value, offering price and redemption price per share ($7,360,433 ÷ 150,473.0 shares)		$48.92
Class K:
Net Asset Value, offering price and redemption price per share ($323,298 ÷ 6,616.2 shares)		$48.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends		$168,498
Interest		820
Income from Fidelity Central Funds (including $4,158 from security lending)		4,916
Income before foreign taxes withheld		174,234
Less foreign taxes withheld		(10,029)
Total income		164,205
Expenses
Management fee	$33,594
Transfer agent fees	9,751
Accounting fees	1,180
Custodian fees and expenses	120
Independent trustees' fees and expenses	26
Registration fees	143
Audit	82
Legal	11
Interest	3
Miscellaneous	27
Total expenses before reductions	44,937
Expense reductions	(247)
Total expenses after reductions		44,690
Net investment income (loss)		119,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,114
Foreign currency transactions	78
Written options	7,286
Total net realized gain (loss)		276,478
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(391,650)
Assets and liabilities in foreign currencies	(155)
Written options	(1,024)
Total change in net unrealized appreciation (depreciation)		(392,829)
Net gain (loss)		(116,351)
Net increase (decrease) in net assets resulting from operations		$3,164

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$119,515	$129,001
Net realized gain (loss)	276,478	282,937
Change in net unrealized appreciation (depreciation)	(392,829)	2,126,751
Net increase (decrease) in net assets resulting from operations	3,164	2,538,689
Distributions to shareholders	(483,440)	(256,518)
Share transactions - net increase (decrease)	94,863	(684,045)
Total increase (decrease) in net assets	(385,413)	1,598,126
Net Assets
Beginning of period	8,069,144	6,471,018
End of period	$7,683,731	$8,069,144

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$51.87	$38.15	$38.98	$39.34	$35.31
Income from Investment Operations
Net investment income (loss)A,B	.76	.78	.83	.87	.65
Net realized and unrealized gain (loss)	(.61)	14.49	(.37)	(.05)C	4.12
Total from investment operations	.15	15.27	.46	.82	4.77
Distributions from net investment income	(1.06)	(.79)	(.84)	(.77)	(.74)
Distributions from net realized gain	(2.05)	(.75)	(.46)	(.42)	–
Total distributions	(3.10)D	(1.55)D	(1.29)D	(1.18)D	(.74)
Net asset value, end of period	$48.92	$51.87	$38.15	$38.98	$39.34
Total ReturnE	.26%	41.01%	1.27%	2.26%C	13.66%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.57%	.58%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.57%	.58%	.60%	.61%	.61%
Expenses net of all reductions	.57%	.58%	.60%	.61%	.61%
Net investment income (loss)	1.51%	1.71%	2.18%	2.31%	1.76%
Supplemental Data
Net assets, end of period (in millions)	$7,360	$7,219	$5,451	$5,927	$6,280
Portfolio turnover rateH	12%	16%	32%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.14%

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$51.82	$38.11	$38.94	$39.31	$35.28
Income from Investment Operations
Net investment income (loss)A,B	.81	.81	.86	.91	.69
Net realized and unrealized gain (loss)	(.62)	14.48	(.35)	(.06)C	4.12
Total from investment operations	.19	15.29	.51	.85	4.81
Distributions from net investment income	(1.10)	(.83)	(.88)	(.81)	(.78)
Distributions from net realized gain	(2.05)	(.75)	(.46)	(.42)	–
Total distributions	(3.15)	(1.58)	(1.34)	(1.22)D	(.78)
Net asset value, end of period	$48.86	$51.82	$38.11	$38.94	$39.31
Total ReturnE	.33%	41.15%	1.39%	2.35%C	13.79%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.49%	.49%	.50%	.51%	.51%
Expenses net of fee waivers, if any	.48%	.49%	.50%	.51%	.51%
Expenses net of all reductions	.48%	.49%	.50%	.50%	.50%
Net investment income (loss)	1.60%	1.80%	2.28%	2.41%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$323	$850	$1,020	$497	$591
Portfolio turnover rateH	12%	16%	32%	36%	38%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.23%

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth & Income Portfolio	$357

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,622,368
Gross unrealized depreciation	(326,877)
Net unrealized appreciation (depreciation)	$2,295,491
Tax Cost	$5,374,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,854
Undistributed long-term capital gain	$130,237
Net unrealized appreciation (depreciation) on securities and other investments	$2,295,380

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$207,211	$ 135,840
Long-term Capital Gains	276,229	120,678
Total	$483,440	$ 256,518

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	($) Amount	% of Net Assets
Fidelity Growth & Income Portfolio	5,861.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth & Income Portfolio	948,449	1,375,258

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$9,558.13
Class K	193.04
	$9,751

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth & Income Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth & Income Portfolio	$18

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth & Income Portfolio	Borrower	$47,135.32%		$3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Growth & Income Portfolio	92,462	84,815	19,220

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Growth & Income Portfolio	558

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth & Income Portfolio	$10

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth & Income Portfolio	$188	$–	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $247.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Growth & Income Portfolio
Distributions to shareholders
Growth and Income	$441,736	$217,556
Class K	41,704	38,962
Total	$483,440	$256,518

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Growth & Income Portfolio
Growth and Income
Shares sold	18,506	6,082	$948,009	$285,882
Reinvestment of distributions	8,279	4,876	415,917	205,315
Shares redeemed	(15,495)	(14,649)	(779,035)	(650,432)
Net increase (decrease)	11,290	(3,691)	$584,891	$(159,235)
Class K
Shares sold	1,472	4,151	$75,794	$182,762
Reinvestment of distributions	827	937	41,704	38,962
Shares redeemed	(12,089)	(15,439)	(607,526)	(746,534)
Net increase (decrease)	(9,790)	(10,351)	$(490,028)	$(524,810)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Growth & Income Portfolio
Growth and Income	.58%
Actual		$1,000.00	$946.30	$2.80
Hypothetical-C		$1,000.00	$1,021.92	$2.91
Class K	.49%
Actual		$1,000.00	$946.50	$2.36
Hypothetical-C		$1,000.00	$1,022.36	$2.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $231,252,339, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in September during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Growth and Income designates 30%, 59%, 62%, 100%, and 100%; Class K designates 30%, 58%, 58%, 100% and 100%; of the dividends distributed in September, October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth and Income designates 70%, 76%, 77%, 100%, and 100%; Class K designates 70%, 74%, 72%, 100%, and 100%; of the dividends distributed in September, October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Growth and Income designates 4%, 2%, and 2%; Class K designates 4%, 2%, and 2%; of the dividends distributed in September, October and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

2021 Total Return % vs. Lipper Growth & Income Funds and S&P 500:

75% beaten
25% beaten
Benchmark
Retail Class
40.000
35.000
30.000
25.000
20.000
15.000
37.081
30.005
28.595
17.985
1 Year
60.000
50.000
40.000
30.000
20.000
56.068
41.938
39.652
29.323
3 Year
120.000
100.000
80.000
60.000
40.000
118.265
87.190
83.575
56.863
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	93%	65%	80%
Class K	93%	67%	82%

The Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense the representative class. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GAI-ANN-0922
1.536189.125

Fidelity® Leveraged Company Stock Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	(10.85)%	10.29%	11.65%
Class K	(10.77)%	10.41%	11.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

38,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$30,090	Fidelity® Leveraged Company Stock Fund
$31,950	Russell Midcap® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Managers Mark Notkin and Brian Chang:  For the fiscal year, the fund's share classes returned roughly -11%, trailing the -9.83% result of the benchmark, the Russell MidCap® Index, as well as the Fidelity U.S. Leveraged Stock Linked Index. Versus the benchmark, market selection was the primary detractor, especially an overweighting within the communication services sector. An overweighting and stock picking in the consumer discretionary sector, primarily within the consumer services industry, also hurt. Also hampering our result was an overweighting in information technology. The fund's largest individual relative detractor was an outsized stake in Caesars Entertainment, which returned -48% the past year. The company was among our biggest holdings. The fund's non-benchmark stake in Meta Platforms returned approximately -57% and hurt our relative result. We decreased our stake in the company the past 12 months. The fund's non-benchmark stake in PayPal Holdings, a position not held at period end, returned about -51% and detracted. In contrast, the largest contributor to performance versus the benchmark were stock picks in health care. Security selection in communication services also helped the fund's relative performance. The top individual relative contributor was an overweighting in CF Industries Holdings, which gained 107% the past year. Also lifting performance was our outsized stake in Nexstar Broadcasting Group, which gained roughly 31%. Nexstar was among the fund's largest holdings at period end. Another notable relative contributor was an overweighting in Cheniere Energy (+78%), a sizable holding as of July 31. Notable changes in positioning include higher allocations to the energy, materials and health care sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Microsoft Corp.	3.9
IQVIA Holdings, Inc.	3.6
Alphabet, Inc. Class A	3.5
Nexstar Broadcasting Group, Inc. Class A	3.5
Thermo Fisher Scientific, Inc.	3.3
Cheniere Energy, Inc.	3.1
UnitedHealth Group, Inc.	3.0
JBS SA	2.9
Caesars Entertainment, Inc.	2.8
Adobe, Inc.	2.7
32.3

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	24.5
Health Care	15.3
Consumer Discretionary	12.0
Communication Services	9.3
Materials	7.5
Energy	7.2
Consumer Staples	5.5
Financials	4.9
Industrials	3.8
Utilities	3.7
Real Estate	0.5

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	94.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

* Foreign investments - 5.0%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (000s)
COMMUNICATION SERVICES - 9.3%
Interactive Media & Services - 4.6%
Alphabet, Inc. Class A (a)	676,000	$78,632
Cars.com, Inc. (a)	497,300	5,848
Meta Platforms, Inc. Class A (a)	109,400	17,406
		101,886
Media - 3.5%
Nexstar Broadcasting Group, Inc. Class A (b)	409,098	77,062
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc. (a)	182,500	26,108

TOTAL COMMUNICATION SERVICES		205,056

CONSUMER DISCRETIONARY - 12.0%
Automobiles - 2.3%
Tesla, Inc. (a)	56,500	50,367
Hotels, Restaurants & Leisure - 5.7%
Airbnb, Inc. Class A (a)	7,700	855
Boyd Gaming Corp.	1,057,399	58,696
Caesars Entertainment, Inc. (a)	1,369,780	62,585
Studio City International Holdings Ltd.:
ADR (c)	631,958	1,258
(NYSE) ADR (a)	695,700	1,384
		124,778
Household Durables - 1.5%
Lennar Corp. Class A	73,300	6,231
Tempur Sealy International, Inc.	990,732	27,225
		33,456
Specialty Retail - 1.9%
Lowe's Companies, Inc.	115,400	22,103
Ulta Beauty, Inc. (a)	28,900	11,239
Victoria's Secret & Co. (a)	64,200	2,373
Williams-Sonoma, Inc. (b)	45,800	6,614
		42,329
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	402,500	13,536

TOTAL CONSUMER DISCRETIONARY		264,466

CONSUMER STAPLES - 5.5%
Food & Staples Retailing - 1.2%
Albertsons Companies, Inc.	346,200	9,295
BJ's Wholesale Club Holdings, Inc. (a)	246,200	16,668
		25,963
Food Products - 4.3%
Darling Ingredients, Inc. (a)	446,483	30,932
JBS SA	10,456,300	64,547
		95,479

TOTAL CONSUMER STAPLES		121,442

ENERGY - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
Antero Resources Corp. (a)	829,200	32,869
Cheniere Energy, Inc.	462,300	69,151
Chesapeake Energy Corp. (b)	262,000	24,673
Denbury, Inc. (a)	285,900	20,559
Occidental Petroleum Corp.	195,500	12,854
		160,106
FINANCIALS - 4.9%
Banks - 2.0%
Bank of America Corp.	652,399	22,058
JPMorgan Chase & Co.	199,700	23,037
		45,095
Consumer Finance - 1.3%
OneMain Holdings, Inc.	760,200	28,279
Insurance - 1.6%
Arthur J. Gallagher & Co.	191,700	34,312

TOTAL FINANCIALS		107,686

HEALTH CARE - 15.3%
Biotechnology - 0.7%
Regeneron Pharmaceuticals, Inc. (a)	25,000	14,542
Health Care Providers & Services - 5.6%
HCA Holdings, Inc.	87,700	18,629
Humana, Inc.	60,200	29,016
Tenet Healthcare Corp. (a)	170,409	11,267
UnitedHealth Group, Inc.	121,800	66,057
		124,969
Life Sciences Tools & Services - 8.3%
Charles River Laboratories International, Inc. (a)	122,900	30,791
IQVIA Holdings, Inc. (a)	333,500	80,130
Thermo Fisher Scientific, Inc.	119,900	71,749
		182,670
Pharmaceuticals - 0.7%
Bristol-Myers Squibb Co.	208,000	15,346

TOTAL HEALTH CARE		337,527

INDUSTRIALS - 3.8%
Building Products - 0.8%
Builders FirstSource, Inc. (a)	120,900	8,221
Carrier Global Corp.	258,900	10,493
		18,714
Electrical Equipment - 0.0%
Array Technologies, Inc. (a)	45,100	760
Marine - 0.0%
Genco Shipping & Trading Ltd.	831	16
Professional Services - 1.3%
ASGN, Inc. (a)	278,300	28,876
Road & Rail - 0.3%
XPO Logistics, Inc. (a)	111,600	6,667
Trading Companies & Distributors - 1.4%
United Rentals, Inc. (a)	93,200	30,073

TOTAL INDUSTRIALS		85,106

INFORMATION TECHNOLOGY - 24.5%
Electronic Equipment & Components - 2.3%
CDW Corp.	213,000	38,666
Zebra Technologies Corp. Class A (a)	33,100	11,840
		50,506
IT Services - 4.1%
Global Payments, Inc.	357,200	43,693
SS&C Technologies Holdings, Inc.	438,297	25,934
Visa, Inc. Class A	96,300	20,426
		90,053
Semiconductors & Semiconductor Equipment - 9.1%
KLA Corp.	33,800	12,964
Lam Research Corp.	71,700	35,887
Marvell Technology, Inc.	502,700	27,990
Microchip Technology, Inc.	509,000	35,050
NVIDIA Corp.	100,100	18,181
NXP Semiconductors NV	121,700	22,378
onsemi (a)	723,500	48,315
		200,765
Software - 9.0%
Adobe, Inc. (a)	144,400	59,221
Microsoft Corp.	308,900	86,726
Palo Alto Networks, Inc. (a)	63,900	31,892
Salesforce.com, Inc. (a)	120,800	22,230
		200,069

TOTAL INFORMATION TECHNOLOGY		541,393

MATERIALS - 7.5%
Chemicals - 4.2%
CF Industries Holdings, Inc.	449,000	42,875
The Chemours Co. LLC	1,387,728	49,389
		92,264
Containers & Packaging - 2.3%
Berry Global Group, Inc. (a)	407,300	23,481
WestRock Co.	659,700	27,945
		51,426
Metals & Mining - 1.0%
Cleveland-Cliffs, Inc. (a)	183,300	3,246
First Quantum Minerals Ltd.	1,069,400	19,542
		22,788

TOTAL MATERIALS		166,478

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Crown Castle International Corp.	63,000	11,382
UTILITIES - 3.7%
Electric Utilities - 2.6%
NRG Energy, Inc.	610,148	23,033
PG&E Corp. (a)	3,118,902	33,871
		56,904
Independent Power and Renewable Electricity Producers - 1.1%
Vistra Corp.	955,800	24,707

TOTAL UTILITIES		81,611

TOTAL COMMON STOCKS
(Cost $1,270,518)		2,082,253

Money Market Funds - 7.6%
Fidelity Cash Central Fund 2.01% (d)	129,437,121	129,463
Fidelity Securities Lending Cash Central Fund 2.01% (d)(e)	39,223,145	39,227
TOTAL MONEY MARKET FUNDS
(Cost $168,687)		168,690
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,439,205)		2,250,943
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(40,571)
NET ASSETS - 100%		$2,210,372

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,258,000 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$81,374	$632,953	$584,864	$439	$--	$--	$129,463	0.2%
Fidelity Securities Lending Cash Central Fund 2.01%	12,633	517,673	491,079	30	--	--	39,227	0.1%
Total	$94,007	$1,150,626	$1,075,943	$469	$--	$--	$168,690

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$205,056	$205,056	$--	$--
Consumer Discretionary	264,466	264,466	--	--
Consumer Staples	121,442	121,442	--	--
Energy	160,106	160,106	--	--
Financials	107,686	107,686	--	--
Health Care	337,527	337,527	--	--
Industrials	85,106	85,106	--	--
Information Technology	541,393	541,393	--	--
Materials	166,478	166,478	--	--
Real Estate	11,382	11,382	--	--
Utilities	81,611	81,611	--	--
Money Market Funds	168,690	168,690	--	--
Total Investments in Securities:	$2,250,943	$2,250,943	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $38,577) — See accompanying schedule: Unaffiliated issuers (cost $1,270,518)	$2,082,253
Fidelity Central Funds (cost $168,687)	168,690
Total Investment in Securities (cost $1,439,205)		$2,250,943
Receivable for fund shares sold		174
Dividends receivable		792
Distributions receivable from Fidelity Central Funds		184
Total assets		2,252,093
Liabilities
Payable for fund shares redeemed	$1,174
Accrued management fee	992
Other affiliated payables	272
Other payables and accrued expenses	56
Collateral on securities loaned	39,227
Total liabilities		41,721
Net Assets		$2,210,372
Net Assets consist of:
Paid in capital		$1,189,248
Total accumulated earnings (loss)		1,021,124
Net Assets		$2,210,372
Net Asset Value and Maximum Offering Price
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($1,936,630 ÷ 48,840 shares)		$39.65
Class K:
Net Asset Value, offering price and redemption price per share ($273,742 ÷ 6,871 shares)		$39.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends		$28,692
Income from Fidelity Central Funds (including $30 from security lending)		469
Total income		29,161
Expenses
Management fee	$14,988
Transfer agent fees	3,077
Accounting fees	762
Custodian fees and expenses	50
Independent trustees' fees and expenses	9
Registration fees	59
Audit	59
Legal	8
Miscellaneous	10
Total expenses before reductions	19,022
Expense reductions	(83)
Total expenses after reductions		18,939
Net investment income (loss)		10,222
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	320,152
Foreign currency transactions	(40)
Total net realized gain (loss)		320,112
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(607,749)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(607,754)
Net gain (loss)		(287,642)
Net increase (decrease) in net assets resulting from operations		$(277,420)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,222	$1,874
Net realized gain (loss)	320,112	206,382
Change in net unrealized appreciation (depreciation)	(607,754)	856,332
Net increase (decrease) in net assets resulting from operations	(277,420)	1,064,588
Distributions to shareholders	(239,412)	(3,020)
Share transactions - net increase (decrease)	(168,539)	(81,410)
Total increase (decrease) in net assets	(685,371)	980,158
Net Assets
Beginning of period	2,895,743	1,915,585
End of period	$2,210,372	$2,895,743

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$48.37	$30.88	$29.94	$34.31	$37.25
Income from Investment Operations
Net investment income (loss)A,B	.17	.03C	.08D	(.02)	.02
Net realized and unrealized gain (loss)	(4.89)	17.50	.89	.42	3.42E
Total from investment operations	(4.72)	17.53	.97	.40	3.44
Distributions from net investment income	(.12)	(.04)	(.03)	–	(.07)
Distributions from net realized gain	(3.89)	–	–	(4.77)	(6.32)
Total distributions	(4.00)F	(.04)	(.03)	(4.77)	(6.38)F
Net asset value, end of period	$39.65	$48.37	$30.88	$29.94	$34.31
Total ReturnG	(10.85)%	56.84%	3.24%	1.93%	10.91%E
Ratios to Average Net AssetsB,H,I
Expenses before reductions	.74%	.75%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.74%	.75%	.78%	.78%	.78%
Expenses net of all reductions	.74%	.75%	.77%	.78%	.77%
Net investment income (loss)	.38%	.06%C	.27%D	(.06)%	.07%
Supplemental Data
Net assets, end of period (in millions)	$1,937	$2,534	$1,631	$1,945	$2,372
Portfolio turnover rateJ	26%	15%	31%	53%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .16%.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$48.58	$31.01	$30.04	$34.40	$37.34
Income from Investment Operations
Net investment income (loss)A,B	.21	.06C	.11D	.01	.06
Net realized and unrealized gain (loss)	(4.91)	17.59	.91	.42	3.42E
Total from investment operations	(4.70)	17.65	1.02	.43	3.48
Distributions from net investment income	(.16)	(.08)	(.05)	–	(.11)
Distributions from net realized gain	(3.89)	–	–	(4.79)	(6.32)
Total distributions	(4.04)F	(.08)	(.05)	(4.79)	(6.42)F
Net asset value, end of period	$39.84	$48.58	$31.01	$30.04	$34.40
Total ReturnG	(10.77)%	57.00%	3.38%	2.03%	11.01%E
Ratios to Average Net AssetsB,H,I
Expenses before reductions	.65%	.66%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.67%	.67%	.67%
Expenses net of all reductions	.65%	.66%	.66%	.67%	.66%
Net investment income (loss)	.47%	.15%C	.38%D	.05%	.18%
Supplemental Data
Net assets, end of period (in millions)	$274	$362	$285	$347	$431
Portfolio turnover rateJ	26%	15%	31%	53%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .05%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .27%.

 E Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$872,630
Gross unrealized depreciation	(70,947)
Net unrealized appreciation (depreciation)	$801,683
Tax Cost	$1,449,260

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,996
Undistributed long-term capital gain	$251,837
Net unrealized appreciation (depreciation) on securities and other investments	$801,678

The Fund intends to elect to defer to its next fiscal year $36,386 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$10,485	$ 3,020
Long-term Capital Gains	228,927	-
Total	$239,412	$ 3,020

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Leveraged Company Stock Fund	642,924	1,088,620

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .57% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$2,947.13
Class K	130.04
	$3,077

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Leveraged Company Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Leveraged Company Stock Fund	$10

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Leveraged Company Stock Fund	35,741	69,746	39,160

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Leveraged Company Stock Fund	$3

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Leveraged Company Stock Fund	$3	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $83.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Leveraged Company Stock Fund
Distributions to shareholders
Leveraged Company Stock	$209,842	$2,357
Class K	29,570	663
Total	$239,412	$3,020

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock
Shares sold	1,890	7,227	$85,159	$292,008
Reinvestment of distributions	4,268	65	199,167	2,241
Shares redeemed	(9,699)	(7,729)	(427,361)	(312,433)
Net increase (decrease)	(3,541)	(437)	$(143,035)	$(18,184)
Class K
Shares sold	517	1,225	$23,487	$52,765
Reinvestment of distributions	631	19	29,570	663
Shares redeemed	(1,729)	(2,968)	(78,561)	(116,654)
Net increase (decrease)	(581)	(1,724)	$(25,504)	$(63,226)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	.74%
Actual		$1,000.00	$903.60	$3.49
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class K	.65%
Actual		$1,000.00	$904.20	$3.07
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $362,837,687, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Leveraged Company Stock and Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock and Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

2021 Total Return % vs. Morningstar Mid-Cap Blend and Fid US Leveraged Stock:

75% beaten
25% beaten
Benchmark
Retail Class
44.000
42.000
40.000
38.000
36.000
34.000
43.330
42.830
37.370
34.265
70.000
60.000
50.000
40.000
30.000
20.000
64.190
42.345
32.963
29.015
120.000
100.000
80.000
60.000
113.600
88.705
67.883
61.608
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	66%	96%	94%
Class K	67%	96%	96%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LSF-ANN-0922
1.762413.121

Fidelity® OTC Portfolio

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	(20.30)%	15.24%	18.20%
Class K	(20.21)%	15.36%	18.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

71,000
60,000
50,000
40,000
30,000
20,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$53,237	Fidelity® OTC Portfolio
$46,971	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2022, the fund's share classes returned about -20%, underperforming the -14.95% result of the benchmark NASDAQ Composite Index. The primary detractors from performance versus the benchmark were stock picks and an overweighting in the communication services sector, especially within the media & entertainment industry. Security selection in consumer discretionary and energy also hurt. Our smaller-than-benchmark stake in Tesla (+30%), a position we established this period, was the fund's biggest individual relative detractor the past 12 months. Shares of Snap returned -87% and further pressured performance the past year, though we increased our non-benchmark position in the company. Out-of-benchmark exposure to Twitter, one of the fund's largest holdings, also hurt, given its approximately -40% return. In contrast, the largest contributor to performance versus the benchmark was an overweighting in energy. Also bolstering the portfolio's relative result was an underweighting and stock picks in both the health care and industrials sectors. Our top individual relative contributor was an out-of-benchmark stake in Reliance Industries (+15%), one of the fund’s biggest holdings on July 31. Further aiding performance was our smaller-than-benchmark holding in PayPal, which returned about -69%. We decreased our stake in the company the past 12 months. Nvidia, one of the portfolio's largest holdings, returned -8% this period and lifted relative performance as well. Notable changes in positioning include increased exposure to the health care sector and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	13.2
Microsoft Corp.	12.0
Amazon.com, Inc.	6.0
Alphabet, Inc. Class A	5.4
Alphabet, Inc. Class C	3.3
Meta Platforms, Inc. Class A	2.7
Marvell Technology, Inc.	2.5
Reliance Industries Ltd.	1.8
Comcast Corp. Class A	1.8
Twitter, Inc.	1.8
50.5

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	42.3
Communication Services	19.8
Consumer Discretionary	14.7
Health Care	8.8
Energy	4.8
Consumer Staples	4.6
Industrials	2.3
Financials	2.2
Real Estate	0.1

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	98.0%
Convertible Securities	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

* Foreign investments - 10.6%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	89.4%
Cayman Islands	2.4%
India	2.3%
Netherlands	1.5%
Taiwan	1.3%
United Kingdom	1.1%
France	0.8%
Curacao	0.5%
Norway	0.2%
Other	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 19.1%
Diversified Telecommunication Services - 0.0%
Starry, Inc.	333,389	$1,014
Entertainment - 1.3%
Activision Blizzard, Inc.	645,391	51,599
Electronic Arts, Inc.	2,333	306
NetEase, Inc. ADR	14,663	1,363
Netflix, Inc. (a)	1,038,313	233,517
Take-Two Interactive Software, Inc. (a)	11,546	1,533
		288,318
Interactive Media & Services - 14.6%
Alphabet, Inc.:
Class A (a)	10,365,540	1,205,720
Class C (a)	6,273,540	731,746
Match Group, Inc. (a)	232,013	17,009
Meta Platforms, Inc. Class A (a)	3,722,233	592,207
Snap, Inc. Class A (a)	10,884,639	107,540
Taboola.com Ltd. (a)	5,163,914	13,529
Tencent Holdings Ltd.	180,648	6,982
Tencent Holdings Ltd. sponsored ADR (b)	4,315,326	166,831
Twitter, Inc. (a)	9,676,120	402,623
Vimeo, Inc. (a)	282,453	1,570
Yandex NV Series A (a)(b)(c)	2,813,567	9,650
		3,255,407
Media - 3.2%
Charter Communications, Inc. Class A (a)	732,156	316,365
Comcast Corp. Class A	10,843,573	406,851
		723,216
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	62,654	8,963

TOTAL COMMUNICATION SERVICES		4,276,918

CONSUMER DISCRETIONARY - 14.2%
Automobiles - 0.5%
Rivian Automotive, Inc.	13,057	448
Tesla, Inc. (a)	112,391	100,191
		100,639
Hotels, Restaurants & Leisure - 1.2%
Airbnb, Inc. Class A (a)	343,988	38,176
Churchill Downs, Inc.	1,056,572	221,669
Marriott International, Inc. Class A	42,691	6,780
Vail Resorts, Inc.	19,934	4,727
Wynn Resorts Ltd. (a)	122,334	7,766
		279,118
Internet & Direct Marketing Retail - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,193,886	106,698
Amazon.com, Inc. (a)	9,952,923	1,343,147
ContextLogic, Inc. (a)(b)	147,504	221
Etsy, Inc. (a)	137,294	14,240
Global-e Online Ltd. (a)(b)	250,153	5,693
JD.com, Inc. Class A	8,613	257
Meituan Class B (a)(d)	7,063,223	158,452
Pinduoduo, Inc. ADR (a)	1,633,754	80,070
thredUP, Inc. (a)	86,947	196
Zomato Ltd. (a)	7,745,200	4,598
		1,713,572
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	288,676	47,735
Specialty Retail - 2.4%
Five Below, Inc. (a)	1,045,046	132,794
Lowe's Companies, Inc.	936,802	179,426
Ross Stores, Inc.	2,514,077	204,294
TJX Companies, Inc.	346,918	21,218
		537,732
Textiles, Apparel & Luxury Goods - 2.2%
Kontoor Brands, Inc.	5,845	213
lululemon athletica, Inc. (a)	980,679	304,511
LVMH Moet Hennessy Louis Vuitton SE	262,614	182,347
NIKE, Inc. Class B	102,399	11,768
		498,839

TOTAL CONSUMER DISCRETIONARY		3,177,635

CONSUMER STAPLES - 4.6%
Beverages - 3.1%
Diageo PLC	2,692,661	127,556
Keurig Dr. Pepper, Inc.	6,570,215	254,530
Monster Beverage Corp. (a)	2,532,665	252,304
The Coca-Cola Co.	868,334	55,721
		690,111
Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	121,302	65,661
Food Products - 1.2%
Mondelez International, Inc.	4,105,426	262,911
Personal Products - 0.0%
The Honest Co., Inc. (a)	158,581	530

TOTAL CONSUMER STAPLES		1,019,213

ENERGY - 4.8%
Energy Equipment & Services - 1.2%
Halliburton Co.	3,552,473	104,087
Schlumberger Ltd.	3,172,303	117,470
TGS ASA ADR	2,334,835	34,569
		256,126
Oil, Gas & Consumable Fuels - 3.6%
Cenovus Energy, Inc. (Canada)	165,991	3,163
Diamondback Energy, Inc.	1,367,613	175,082
EOG Resources, Inc.	13,766	1,531
Hess Corp.	982,365	110,487
Reliance Industries Ltd.	12,875,917	409,047
Reliance Industries Ltd. sponsored GDR (d)	1,787,087	112,765
		812,075

TOTAL ENERGY		1,068,201

FINANCIALS - 1.9%
Banks - 1.8%
Bank of America Corp.	1,949,800	65,923
Fifth Third Bancorp	2,956,559	100,878
Huntington Bancshares, Inc.	12,947,706	172,075
Wells Fargo & Co.	1,268,500	55,649
Wintrust Financial Corp.	44,038	3,789
		398,314
Capital Markets - 0.0%
S&P Global, Inc.	683	257
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(c)(e)	10,036,067	18,968

TOTAL FINANCIALS		417,539

HEALTH CARE - 8.8%
Biotechnology - 4.9%
Alnylam Pharmaceuticals, Inc. (a)	1,421,956	201,975
Amgen, Inc.	1,125,331	278,486
Arcutis Biotherapeutics, Inc. (a)	721,471	17,503
Ascendis Pharma A/S sponsored ADR (a)	272,923	23,343
ChemoCentryx, Inc. (a)	568,352	13,424
GenSight Biologics SA (a)(b)	213,121	601
Ionis Pharmaceuticals, Inc. (a)	31,813	1,195
Regeneron Pharmaceuticals, Inc. (a)	541,274	314,854
Relay Therapeutics, Inc. (a)	1,107,742	21,069
Trevena, Inc. (a)(b)	447,961	111
Vertex Pharmaceuticals, Inc. (a)	638,944	179,166
Xencor, Inc. (a)	1,142,016	32,764
		1,084,491
Health Care Equipment & Supplies - 1.1%
DexCom, Inc. (a)	601,820	49,397
Figs, Inc. Class A (a)	45,277	479
Insulet Corp. (a)	747,897	185,329
Neuronetics, Inc. (a)(b)	38,752	162
Outset Medical, Inc. (a)	40,172	621
Pulmonx Corp. (a)	26,213	447
Tandem Diabetes Care, Inc. (a)	192,436	12,741
		249,176
Health Care Providers & Services - 1.2%
agilon health, Inc. (a)	435,791	10,908
Cigna Corp.	75,305	20,736
Guardant Health, Inc. (a)	2,095,199	105,116
Humana, Inc.	252,429	121,671
		258,431
Health Care Technology - 0.0%
Certara, Inc. (a)	224,025	5,150
Life Sciences Tools & Services - 1.1%
10X Genomics, Inc. (a)	701,376	28,160
Bruker Corp.	2,471,173	169,399
Illumina, Inc. (a)	39,023	8,456
Nanostring Technologies, Inc. (a)(f)	2,428,494	31,085
Olink Holding AB ADR (a)	1,060,811	14,268
Seer, Inc. (a)	590,887	5,318
		256,686
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	1,513,316	100,227
Elanco Animal Health, Inc. (a)	89,101	1,805
TherapeuticsMD, Inc. (a)	6,869	43
		102,075

TOTAL HEALTH CARE		1,956,009

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.6%
Space Exploration Technologies Corp.:
Class A (a)(c)(e)	2,034,880	142,442
Class C (a)(c)(e)	70,920	4,964
		147,406
Airlines - 0.0%
Wheels Up Experience, Inc.:
Class A (a)	807,791	1,809
rights (a)(c)	11,102	6
rights (a)(c)	11,102	5
rights (a)(c)	11,103	4
		1,824
Professional Services - 1.2%
Equifax, Inc.	173,159	36,175
Verisk Analytics, Inc.	1,212,856	230,746
		266,921
Road & Rail - 0.1%
Canadian Pacific Railway Ltd.	149,600	11,799
CSX Corp.	287,428	9,293
		21,092

TOTAL INDUSTRIALS		437,243

INFORMATION TECHNOLOGY - 42.2%
Communications Equipment - 0.4%
Cisco Systems, Inc.	1,770,949	80,348
IT Services - 2.9%
Gartner, Inc. (a)	1,144,236	303,772
MasterCard, Inc. Class A	894,500	316,465
MongoDB, Inc. Class A (a)	42,000	13,124
PayPal Holdings, Inc. (a)	171,221	14,816
Twilio, Inc. Class A (a)	116,853	9,909
		658,086
Semiconductors & Semiconductor Equipment - 9.4%
Advanced Micro Devices, Inc. (a)	1,197,999	113,175
Analog Devices, Inc.	220,475	37,913
Applied Materials, Inc.	1,422,596	150,767
ASML Holding NV	436,679	250,846
Lam Research Corp.	278,818	139,551
Marvell Technology, Inc.	10,096,314	562,163
NVIDIA Corp.	1,760,169	319,699
NXP Semiconductors NV	540,802	99,443
Skyworks Solutions, Inc.	93,587	10,190
SolarEdge Technologies, Inc. (a)	80,900	29,135
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,155,728	279,219
Texas Instruments, Inc.	589,700	105,491
		2,097,592
Software - 16.2%
Adobe, Inc. (a)	238,096	97,648
ANSYS, Inc. (a)	185,839	51,847
Aspen Technology, Inc. (a)	933,084	190,433
Atom Tickets LLC (a)(c)(e)(g)	516,103	0
Autodesk, Inc. (a)	382,775	82,802
Cadence Design Systems, Inc. (a)	879,832	163,719
CCC Intelligent Solutions Holdings, Inc. Class A (a)(b)	3,932,216	39,283
Dropbox, Inc. Class A (a)	193,155	4,392
Duck Creek Technologies, Inc. (a)(b)	24,811	342
Dynatrace, Inc. (a)	9,175	345
Epic Games, Inc. (a)(c)(e)	77,600	72,168
HIVE Blockchain Technologies Ltd. (a)(b)	504,079	2,275
Intuit, Inc.	305,262	139,251
Microsoft Corp.	9,539,260	2,678,052
Salesforce.com, Inc. (a)	71,419	13,143
Stripe, Inc. Class B (a)(c)(e)	91,800	2,655
Synopsys, Inc. (a)	170,258	62,570
Workday, Inc. Class A (a)	70,548	10,942
		3,611,867
Technology Hardware, Storage & Peripherals - 13.3%
Apple, Inc.	18,199,560	2,957,605
Western Digital Corp. (a)	286,207	14,053
		2,971,658

TOTAL INFORMATION TECHNOLOGY		9,419,551

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc.	44,820	31,542
TOTAL COMMON STOCKS
(Cost $12,704,850)		21,803,851

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 1.3%
COMMUNICATION SERVICES - 0.7%
Interactive Media & Services - 0.7%
Reddit, Inc.:
Series B (a)(c)(e)	1,337,584	52,621
Series C (a)(c)(e)	300,673	11,828
Series D (a)(c)(e)	929,200	36,555
Series E (a)(c)(e)	33,800	1,330
Series F (c)(e)	1,250,100	49,179
		151,513
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (c)(e)	3,300	1,264
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series F (e)	391,560	19,009
TOTAL CONSUMER DISCRETIONARY		20,273
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp.:
Series G (a)(c)(e)	62,037	43,426
Series H (a)(c)(e)	65,670	45,969
		89,395
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
AppNexus, Inc.:
Series E (Escrow) (a)(c)(e)	1,416,796	44
Series F (Escrow) (a)(c)(e)	90,913	25
ByteDance Ltd. Series E1 (a)(c)(e)	174,336	25,024
		25,093
Software - 0.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(e)	4,896,249	0
Stripe, Inc. Series H (a)(c)(e)	39,000	1,128
Tenstorrent, Inc. Series C1 (a)(c)(e)	41,000	2,307
		3,435
TOTAL INFORMATION TECHNOLOGY		28,528

TOTAL CONVERTIBLE PREFERRED STOCKS		289,709

Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.1%
Waymo LLC:
Series A2 (a)(c)(e)	103,940	6,458
Series B2 (a)(c)(e)	178,470	11,526
		17,984
Internet & Direct Marketing Retail - 0.3%
Circle Internet Financial Ltd. Series E (e)	1,272,556	61,779
TOTAL CONSUMER DISCRETIONARY		79,763
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(e)	30,303	6,558

TOTAL NONCONVERTIBLE PREFERRED STOCKS		86,321

TOTAL PREFERRED STOCKS
(Cost $233,661)		376,030
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.3%
FINANCIALS - 0.3%
Capital Markets - 0.3%
Coinbase Global, Inc. 0.5% 6/1/26 (Cost $59,897)	89,459	54,436

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (Cost $2,280)(c)(e)(h)	2,280	2,280
	Shares	Value (000s)

Money Market Funds - 1.6%
Fidelity Cash Central Fund 2.01% (i)	214,555,721	214,599
Fidelity Securities Lending Cash Central Fund 2.01% (i)(j)	148,092,026	148,107
TOTAL MONEY MARKET FUNDS
(Cost $362,706)		362,706
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $13,363,394)		22,599,303
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(265,970)
NET ASSETS - 100%		$22,333,333

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $271,217,000 or 1.2% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $619,507,000 or 2.8% of net assets.

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$38,251
AppNexus, Inc. Series E (Escrow)	8/1/14 - 9/17/14	$0
AppNexus, Inc. Series F (Escrow)	8/23/16	$40
Atom Tickets LLC	8/15/17	$3,000
ByteDance Ltd. Series E1	11/18/20	$19,103
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$10,011
Circle Internet Financial Ltd. Series E	5/11/21	$20,654
Circle Internet Financial Ltd. Series F	5/9/22	$16,500
Discord, Inc. Series I	9/15/21	$1,817
Epic Games, Inc.	7/13/20 - 3/29/21	$61,546
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Reddit, Inc. Series D	2/4/19	$20,151
Reddit, Inc. Series E	5/18/21	$1,436
Reddit, Inc. Series F	8/11/21	$77,249
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Stripe, Inc. Class B	5/18/21	$3,684
Stripe, Inc. Series H	3/15/21	$1,565
Tenstorrent, Inc. Series C1	4/23/21	$2,438
Tenstorrent, Inc. 0%	4/23/21	$2,280
Waymo LLC Series A2	5/8/20	$8,925
Waymo LLC Series B2	6/11/21	$16,370

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$177,437	$3,180,691	$3,143,529	$314	$--	$--	$214,599	0.4%
Fidelity Securities Lending Cash Central Fund 2.01%	78,878	1,975,341	1,906,112	862	--	--	148,107	0.4%
Total	$256,315	$5,156,032	$5,049,641	$1,176	$--	$--	$362,706

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Nanostring Technologies, Inc.	$151,325	$--	$568	$--	$125	$(119,797)	$31,085
Total	$151,325	$--	$568	$--	$125	$(119,797)	$31,085

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,428,431	$4,259,272	$7,996	$161,163
Consumer Discretionary	3,277,671	2,831,981	426,442	19,248
Consumer Staples	1,019,213	891,657	127,556	--
Energy	1,068,201	659,154	409,047	--
Financials	417,539	398,571	--	18,968
Health Care	1,962,567	1,956,009	--	6,558
Industrials	526,638	289,822	--	236,816
Information Technology	9,448,079	9,344,728	--	103,351
Real Estate	31,542	31,542	--	--
Corporate Bonds	54,436	--	54,436	--
Preferred Securities	2,280	--	--	2,280
Money Market Funds	362,706	362,706	--	--
Total Investments in Securities:	$22,599,303	$21,025,442	$1,025,477	$548,384
Net Unrealized Depreciation on Unfunded Commitments	$(2,381)	$	$	$(2,381)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Industrials
Beginning Balance	$142,086
Net Realized Gain (Loss) on Investment Securities	(4,986)
Net Unrealized Gain (Loss) on Investment Securities	99,677
Cost of Purchases	--
Proceeds of Sales	(14)
Amortization/Accretion	--
Transfers into Level 3	53
Transfers out of Level 3	--
Ending Balance	$236,816
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$94,684
Other Investments in Securities
Beginning Balance	$346,733
Net Realized Gain (Loss) on Investment Securities	(181)
Net Unrealized Gain (Loss) on Investment Securities	(281,774)
Cost of Purchases	79,116
Proceeds of Sales	(903)
Amortization/Accretion	--
Transfers into Level 3	192,274
Transfers out of Level 3	(23,697)
Ending Balance	$311,568
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(281,915)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $139,008) — See accompanying schedule: Unaffiliated issuers (cost $12,901,986)	$22,205,512
Fidelity Central Funds (cost $362,706)	362,706
Other affiliated issuers (cost $98,702)	31,085
Total Investment in Securities (cost $13,363,394)		$22,599,303
Receivable for fund shares sold		9,942
Dividends receivable		2,463
Interest receivable		75
Distributions receivable from Fidelity Central Funds		344
Other receivables		423
Total assets		22,612,550
Liabilities
Payable for investments purchased	$88,045
Unrealized depreciation on unfunded commitments	2,381
Payable for fund shares redeemed	9,474
Accrued management fee	9,770
Other affiliated payables	2,149
Other payables and accrued expenses	19,315
Collateral on securities loaned	148,083
Total liabilities		279,217
Net Assets		$22,333,333
Net Assets consist of:
Paid in capital		$12,620,459
Total accumulated earnings (loss)		9,712,874
Net Assets		$22,333,333
Net Asset Value and Maximum Offering Price
OTC:
Net Asset Value, offering price and redemption price per share ($16,626,164 ÷ 1,127,732 shares)		$14.74
Class K:
Net Asset Value, offering price and redemption price per share ($5,707,169 ÷ 379,053 shares)		$15.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2022
Investment Income
Dividends		$118,082
Interest		1,185
Income from Fidelity Central Funds (including $862 from security lending)		1,176
Total income		120,443
Expenses
Management fee
Basic fee	$157,782
Performance adjustment	28,370
Transfer agent fees	28,311
Accounting fees	1,909
Custodian fees and expenses	673
Independent trustees' fees and expenses	93
Registration fees	227
Audit	111
Legal	30
Interest	18
Miscellaneous	92
Total expenses before reductions	217,616
Expense reductions	(869)
Total expenses after reductions		216,747
Net investment income (loss)		(96,304)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $13,486)	1,602,392
Affiliated issuers	125
Foreign currency transactions	(897)
Total net realized gain (loss)		1,601,620
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,775)	(7,314,839)
Affiliated issuers	(119,797)
Unfunded commitments	(2,381)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(7,437,027)
Net gain (loss)		(5,835,407)
Net increase (decrease) in net assets resulting from operations		$(5,931,711)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(96,304)	$(84,064)
Net realized gain (loss)	1,601,620	3,914,563
Change in net unrealized appreciation (depreciation)	(7,437,027)	5,606,765
Net increase (decrease) in net assets resulting from operations	(5,931,711)	9,437,264
Distributions to shareholders	(3,357,390)	(1,653,656)
Share transactions - net increase (decrease)	1,278,068	(1,330,230)
Total increase (decrease) in net assets	(8,011,033)	6,453,378
Net Assets
Beginning of period	30,344,366	23,890,988
End of period	$22,333,333	$30,344,366

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$20.67	$15.61	$12.45	$12.50	$10.57
Income from Investment Operations
Net investment income (loss)B,C	(.07)	(.06)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss)	(3.60)	6.21	4.14	.75	2.48
Total from investment operations	(3.67)	6.15	4.13	.74	2.46
Distributions from net investment income	–	(.01)	–	–	–
Distributions from net realized gain	(2.26)	(1.08)	(.97)	(.79)	(.53)
Total distributions	(2.26)	(1.09)	(.97)	(.79)	(.53)
Net asset value, end of period	$14.74	$20.67	$15.61	$12.45	$12.50
Total ReturnD	(20.30)%	41.90%	35.79%	6.43%	24.34%
Ratios to Average Net AssetsC,E,F
Expenses before reductions	.81%	.80%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.81%	.80%	.87%	.88%	.88%
Expenses net of all reductions	.81%	.80%	.87%	.88%	.88%
Net investment income (loss)	(.37)%	(.33)%	(.07)%	(.10)%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$16,626	$22,273	$16,817	$13,166	$13,340
Portfolio turnover rateG,H	32%	28%	48%	34%	38%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.06	$15.88	$12.64	$12.67	$10.70
Income from Investment Operations
Net investment income (loss)B,C	(.05)	(.05)	–D	–D	(.01)
Net realized and unrealized gain (loss)	(3.68)	6.33	4.21	.76	2.52
Total from investment operations	(3.73)	6.28	4.21	.76	2.51
Distributions from net investment income	–	(.01)	–D	–	–
Distributions from net realized gain	(2.27)	(1.09)	(.97)	(.79)	(.54)
Total distributions	(2.27)	(1.10)	(.97)	(.79)	(.54)
Net asset value, end of period	$15.06	$21.06	$15.88	$12.64	$12.67
Total ReturnE	(20.21)%	42.05%	35.94%	6.50%	24.48%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.73%	.72%	.78%	.79%	.78%
Expenses net of fee waivers, if any	.73%	.71%	.78%	.79%	.78%
Expenses net of all reductions	.73%	.71%	.78%	.78%	.77%
Net investment income (loss)	(.29)%	(.25)%	.03%	(.01)%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$5,707	$8,072	$7,074	$6,752	$7,288
Portfolio turnover rateH,I	32%	28%	48%	34%	38%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 546,104	Market approach	Discount rate	5.3% - 50.0% / 28.6%	Decrease
			Transaction price	$59.45 - $700.00 / $303.02	Increase
		Recovery value	Recovery value	$0.00 - $0.52 / $0.17	Increase
			Discount for lack of marketability	5.0%	Decrease
		Book value	Book value multiple	1.7	Increase
		Market comparable	Discount rate	30.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	3.6 - 20.5 / 8.3	Increase
		Black scholes	Term	5.0	Increase
			Volatility	75.0%	Increase
Preferred Securities	$2,280	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity OTC Portfolio	$399

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in-kind, net operating losses, certain foreign taxes, deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,943,535
Gross unrealized depreciation	(1,940,097)
Net unrealized appreciation (depreciation)	$9,003,438
Tax Cost	$13,593,484

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$779,138
Net unrealized appreciation (depreciation) on securities and other investments	$9,003,401

The Fund intends to elect to defer to its next fiscal year $51,086 of ordinary losses recognized during the period January 1, 2022 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$1,171,743	$ 94,647
Long-term Capital Gains	2,185,647	1,559,009
Total	$3,357,390	$ 1,653,656

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity OTC Portfolio	Twitter, Inc.	$70,915	$ --
	Stripe, Inc.	$2,381	$(2,381)

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity OTC Portfolio	–(a)	–(b)

 (a) In the amount of less than five hundred dollars.

 (b) In the amount of less than 0.005%.

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC Portfolio	8,679,000	10,647,942

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity OTC Portfolio	8,242	94,841	144,799	Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity OTC Portfolio	69,813	901,736	1,292,840	OTC and Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$25,366.12
Class K	2,945.04
	$28,311

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity OTC Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC Portfolio	$147

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC Portfolio	Borrower	$19,444.42%		$18

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity OTC Portfolio	686,502	579,273	20,552

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity OTC Portfolio	3

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity OTC Portfolio	$37

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity OTC Portfolio	$93	$–(a)	$49

 (a) In the amount of less than five hundred dollars.

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $869.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity OTC Portfolio
Distributions to shareholders
OTC	$2,483,169	$1,174,209
Class K	874,221	479,447
Total	$3,357,390	$1,653,656

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity OTC Portfolio
OTC
Shares sold	125,949	167,526	$2,274,041	$2,960,401
Reinvestment of distributions	119,609	72,811	2,344,237	1,115,245
Shares redeemed	(195,138)	(240,686)	(3,377,430)	(4,251,031)
Net increase (decrease)	50,420	(349)	$1,240,848	$(175,385)
Class K
Shares sold	23,252	40,584	$425,759	$730,836
Reinvestment of distributions	43,712	30,755	874,221	479,447
Shares redeemed	(71,161)	(133,642)	(1,262,760)	(2,365,128)
Net increase (decrease)	(4,197)	(62,303)	$37,220	$(1,154,845)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity OTC Portfolio
OTC	.78%
Actual		$1,000.00	$831.80	$3.54
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class K	.69%
Actual		$1,000.00	$832.50	$3.14
Hypothetical-C		$1,000.00	$1,021.37	$3.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $1,729,615,353, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 97.53% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

OTC and Class K designate 7% and 9% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC and Class K designate 9% and 11% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

OTC and Class K designate 1% and 0% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in January 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC Portfolio

2021 Total Return % vs. Morningstar Large Growth and NASDAQ Composite:

75% beaten
25% beaten
Benchmark
Retail Class
34.000
32.000
30.000
28.000
26.000
24.000
22.000
33.030
30.260
28.970
23.650
1 Year
100.000
90.000
80.000
70.000
60.000
91.524
84.575
81.295
62.105
3 Year
220.000
200.000
180.000
160.000
140.000
120.000
216.648
185.752
176.625
135.538
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	90%	88%	93%
Class K	89%	89%	94%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

OTC-ANN-0922
1.536191.125

Fidelity® OTC K6 Portfolio

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Life of fundA
Fidelity® OTC K6 Portfolio	(20.27)%	17.00%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® OTC K6 Portfolio on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

22,000
20,000
17,500
15,000
12,500
$10,000
2019
2020
2021
2022

Period Ending Values
$16,358	Fidelity® OTC K6 Portfolio
$16,213	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500® posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2022, the fund returned -20.27%, trailing the -14.95% result of the benchmark NASDAQ Composite Index. The largest detractors from performance versus the benchmark were stock picks and an overweighting in the communication services sector, primarily within the media & entertainment industry. Weak security selection among consumer discretionary and energy firms also hurt. An underweighting in Tesla, a stake we established this period, proved to be the fund's biggest individual relative detractor, gaining roughly 10% the past 12 months. Shares of Snap returned -87% and further pressured performance, although we added to our non-benchmark position in the company during the period. The fund's non-benchmark stake in Twitter, one of our largest holdings, returned -40% and also detracted meaningfully. In contrast, the biggest contributor to performance versus the benchmark was an overweighting in energy. An underweighting and investment choices in health care also lifted the fund's relative result. Our non-benchmark exposure to Reliance Industries was the fund's top individual relative contributor, driven by a rise of about 15%. This was among the fund's biggest holdings at the end of the period. Also bolstering performance was an underweighting in PayPal, which returned roughly -69% and where we meaningfully decreased our stake this period. Nvidia returned about -8% the past year and boosted relative performance as well, although we significantly reduced our position here as well. Notable changes in positioning include increased exposure to the energy, consumer staples and health care sectors, and a lower allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	13.5
Microsoft Corp.	12.3
Amazon.com, Inc.	5.9
Alphabet, Inc. Class A	5.2
Alphabet, Inc. Class C	3.4
Meta Platforms, Inc. Class A	2.8
Marvell Technology, Inc.	2.6
Comcast Corp. Class A	1.9
Twitter, Inc.	1.8
Reliance Industries Ltd.	1.8
51.2

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	43.1
Communication Services	19.5
Consumer Discretionary	14.6
Health Care	8.9
Energy	4.8
Consumer Staples	4.7
Financials	2.1
Industrials	1.3
Real Estate	0.1

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	98.4%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

* Foreign investments - 10.7%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	89.3%
Cayman Islands	2.4%
India	2.3%
Netherlands	1.6%
Taiwan	1.3%
United Kingdom	1.1%
France	0.8%
Curacao	0.5%
Norway	0.2%
Other	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
COMMUNICATION SERVICES - 19.3%
Entertainment - 1.3%
Activision Blizzard, Inc.	56,850	$4,545,158
Electronic Arts, Inc.	186	24,409
NetEase, Inc. ADR	1,234	114,737
Netflix, Inc. (a)	91,087	20,485,466
Take-Two Interactive Software, Inc. (a)	1,760	233,605
		25,403,375
Interactive Media & Services - 14.7%
Alphabet, Inc.:
Class A (a)	863,780	100,474,890
Class C (a)	552,380	64,429,603
Match Group, Inc. (a)	21,562	1,580,710
Meta Platforms, Inc. Class A (a)	332,941	52,970,913
Snap, Inc. Class A (a)	954,581	9,431,260
Taboola.com Ltd. (a)(b)	463,490	1,214,344
Tencent Holdings Ltd.	16,852	651,310
Tencent Holdings Ltd. sponsored ADR (b)	379,422	14,668,455
Twitter, Inc. (a)	850,691	35,397,253
Vimeo, Inc. (a)	26,756	148,763
Yandex NV Series A (a)(b)(c)	253,404	869,135
		281,836,636
Media - 3.3%
Charter Communications, Inc. Class A (a)	64,344	27,803,042
Comcast Corp. Class A	950,827	35,675,029
		63,478,071
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	5,854	837,473

TOTAL COMMUNICATION SERVICES		371,555,555

CONSUMER DISCRETIONARY - 14.2%
Automobiles - 0.5%
Rivian Automotive, Inc.	1,343	46,065
Tesla, Inc. (a)	9,847	8,778,108
		8,824,173
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	30,876	3,426,618
Churchill Downs, Inc.	97,628	20,482,354
Marriott International, Inc. Class A	4,180	663,868
Vail Resorts, Inc.	1,766	418,772
Wynn Resorts Ltd. (a)	9,969	632,832
		25,624,444
Internet & Direct Marketing Retail - 7.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	104,995	9,383,403
Amazon.com, Inc. (a)	840,137	113,376,488
ContextLogic, Inc. (a)(b)	18,385	27,578
Etsy, Inc. (a)	12,206	1,266,006
Global-e Online Ltd. (a)(b)	18,447	419,854
JD.com, Inc. Class A	791	23,598
Meituan Class B (a)(d)	620,977	13,930,597
Pinduoduo, Inc. ADR (a)	143,946	7,054,793
thredUP, Inc. (a)	8,053	18,119
Zomato Ltd. (a)	368,500	218,785
		145,719,221
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	25,372	4,195,514
Specialty Retail - 2.5%
Five Below, Inc. (a)	91,871	11,674,048
Lowe's Companies, Inc.	82,309	15,764,643
Ross Stores, Inc.	221,023	17,960,329
TJX Companies, Inc.	30,182	1,845,931
		47,244,951
Textiles, Apparel & Luxury Goods - 2.1%
Kontoor Brands, Inc.	507	18,506
lululemon athletica, Inc. (a)	76,890	23,875,114
LVMH Moet Hennessy Louis Vuitton SE	23,119	16,052,789
NIKE, Inc. Class B	9,001	1,034,395
		40,980,804

TOTAL CONSUMER DISCRETIONARY		272,589,107

CONSUMER STAPLES - 4.7%
Beverages - 3.2%
Diageo PLC	236,697	11,212,778
Keurig Dr. Pepper, Inc.	577,585	22,375,643
Monster Beverage Corp. (a)	222,695	22,184,876
The Coca-Cola Co.	75,466	4,842,653
		60,615,950
Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	10,554	5,712,880
Food Products - 1.2%
Mondelez International, Inc.	360,974	23,116,775
Personal Products - 0.0%
The Honest Co., Inc. (a)	524	1,750

TOTAL CONSUMER STAPLES		89,447,355

ENERGY - 4.8%
Energy Equipment & Services - 1.2%
Halliburton Co.	313,127	9,174,621
Schlumberger Ltd.	279,497	10,349,774
TGS ASA ADR	210,865	3,122,036
		22,646,431
Oil, Gas & Consumable Fuels - 3.6%
Cenovus Energy, Inc. (Canada)	13,282	253,079
Diamondback Energy, Inc.	120,187	15,386,340
EOG Resources, Inc.	1,059	117,782
Hess Corp.	87,035	9,788,826
Reliance Industries Ltd.	1,073,613	34,106,928
Reliance Industries Ltd. sponsored GDR (d)	159,544	10,067,226
		69,720,181

TOTAL ENERGY		92,366,612

FINANCIALS - 1.8%
Banks - 1.8%
Bank of America Corp.	167,500	5,663,175
Fifth Third Bancorp	260,241	8,879,423
Huntington Bancshares, Inc.	1,137,683	15,119,807
Wells Fargo & Co.	108,900	4,777,443
Wintrust Financial Corp.	3,262	280,662
		34,720,510
Capital Markets - 0.0%
S&P Global, Inc.	165	62,193

TOTAL FINANCIALS		34,782,703

HEALTH CARE - 8.9%
Biotechnology - 4.9%
Alnylam Pharmaceuticals, Inc. (a)	125,028	17,758,977
Amgen, Inc.	98,973	24,492,848
Arcutis Biotherapeutics, Inc. (a)	62,705	1,521,223
Ascendis Pharma A/S sponsored ADR (a)	23,618	2,020,048
ChemoCentryx, Inc. (a)	22,321	527,222
GenSight Biologics SA (a)(b)	17,030	48,039
Ionis Pharmaceuticals, Inc. (a)	2,582	96,980
Regeneron Pharmaceuticals, Inc. (a)	47,620	27,700,078
Relay Therapeutics, Inc. (a)	131,168	2,494,815
Trevena, Inc. (a)(b)	35,814	8,885
Vertex Pharmaceuticals, Inc. (a)	56,200	15,759,042
Xencor, Inc. (a)	102,767	2,948,385
		95,376,542
Health Care Equipment & Supplies - 1.1%
DexCom, Inc. (a)	53,380	4,381,430
Figs, Inc. Class A (a)	4,223	44,637
Insulet Corp. (a)	62,941	15,596,780
Neuronetics, Inc. (a)(b)	3,103	12,940
Outset Medical, Inc. (a)	3,376	52,159
Pulmonx Corp. (a)	3,128	53,301
Tandem Diabetes Care, Inc. (a)	16,278	1,077,766
		21,219,013
Health Care Providers & Services - 1.2%
agilon health, Inc. (a)	40,409	1,011,437
Cigna Corp.	6,802	1,872,999
Guardant Health, Inc. (a)	180,525	9,056,939
Humana, Inc.	22,328	10,762,096
		22,703,471
Health Care Technology - 0.0%
Certara, Inc. (a)	22,712	522,149
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (a)	62,422	2,506,243
Bruker Corp.	217,279	14,894,475
Illumina, Inc. (a)	3,377	731,728
Nanostring Technologies, Inc. (a)	236,169	3,022,963
Olink Holding AB ADR (a)	99,889	1,343,507
Seer, Inc. (a)	62,395	561,555
		23,060,471
Pharmaceuticals - 0.5%
AstraZeneca PLC sponsored ADR	133,231	8,823,889
Elanco Animal Health, Inc. (a)	7,107	143,988
TherapeuticsMD, Inc. (a)	551	3,433
		8,971,310

TOTAL HEALTH CARE		171,852,956

INDUSTRIALS - 1.3%
Airlines - 0.0%
Wheels Up Experience, Inc. Class A (a)	75,873	169,956
Professional Services - 1.2%
Equifax, Inc.	15,141	3,163,106
Verisk Analytics, Inc.	106,653	20,290,733
		23,453,839
Road & Rail - 0.1%
Canadian Pacific Railway Ltd.	12,600	993,762
CSX Corp.	22,916	740,874
		1,734,636

TOTAL INDUSTRIALS		25,358,431

INFORMATION TECHNOLOGY - 43.0%
Communications Equipment - 0.4%
Cisco Systems, Inc.	157,051	7,125,404
IT Services - 3.0%
Gartner, Inc. (a)	100,639	26,717,642
MasterCard, Inc. Class A	78,620	27,814,970
MongoDB, Inc. Class A (a)	3,538	1,105,519
PayPal Holdings, Inc. (a)	14,582	1,261,780
Twilio, Inc. Class A (a)	10,047	851,986
		57,751,897
Semiconductors & Semiconductor Equipment - 9.6%
Advanced Micro Devices, Inc. (a)	103,201	9,749,398
Analog Devices, Inc.	19,514	3,355,627
Applied Materials, Inc.	125,157	13,264,139
ASML Holding NV	38,297	21,999,329
Lam Research Corp.	24,513	12,269,002
Marvell Technology, Inc.	887,659	49,424,853
NVIDIA Corp.	154,663	28,091,441
NXP Semiconductors NV	47,389	8,713,889
Skyworks Solutions, Inc.	8,801	958,253
SolarEdge Technologies, Inc. (a)	7,500	2,700,975
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	274,822	24,316,251
Texas Instruments, Inc.	50,600	9,051,834
		183,894,991
Software - 16.4%
Adobe, Inc. (a)	21,073	8,642,459
ANSYS, Inc. (a)	16,375	4,568,461
Aspen Technology, Inc. (a)	82,080	16,751,707
Autodesk, Inc. (a)	34,074	7,370,888
Cadence Design Systems, Inc. (a)	77,305	14,384,914
CCC Intelligent Solutions Holdings, Inc. Class A (a)(b)	348,682	3,483,333
Dropbox, Inc. Class A (a)	20,395	463,782
Duck Creek Technologies, Inc. (a)	2,014	27,793
Dynatrace, Inc. (a)	3,380	127,189
Epic Games, Inc. (a)(c)(e)	5,200	4,836,000
HIVE Blockchain Technologies Ltd. (a)(b)	41,555	187,566
Intuit, Inc.	26,811	12,230,374
Microsoft Corp.	840,058	235,837,883
Salesforce.com, Inc. (a)	6,086	1,119,946
Stripe, Inc. Class B (a)(c)(e)	7,800	225,576
Synopsys, Inc. (a)	14,902	5,476,485
Workday, Inc. Class A (a)	5,677	880,503
		316,614,859
Technology Hardware, Storage & Peripherals - 13.6%
Apple, Inc.	1,600,104	260,032,904
Western Digital Corp. (a)	24,493	1,202,606
		261,235,510

TOTAL INFORMATION TECHNOLOGY		826,622,661

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc.	3,994	2,810,738
TOTAL COMMON STOCKS
(Cost $1,678,323,505)		1,887,386,118

Preferred Stocks - 0.7%
Convertible Preferred Stocks - 0.4%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
Reddit, Inc.:
Series E (a)(c)(e)	2,900	114,086
Series F (c)(e)	108,712	4,276,730
		4,390,816
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Discord, Inc. Series I (c)(e)	300	114,897
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series F (e)	33,481	1,625,399
TOTAL CONSUMER DISCRETIONARY		1,740,296
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(e)	8,180	1,174,157
Software - 0.0%
Stripe, Inc. Series H (a)(c)(e)	3,000	86,760
Tenstorrent, Inc. Series C1 (a)(c)(e)	3,400	191,352
		278,112
TOTAL INFORMATION TECHNOLOGY		1,452,269

TOTAL CONVERTIBLE PREFERRED STOCKS		7,583,381

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Waymo LLC:
Series A2 (a)(c)(e)	2,467	153,275
Series B2 (a)(c)(e)	15,200	981,616
		1,134,891
Internet & Direct Marketing Retail - 0.3%
Circle Internet Financial Ltd. Series E (e)	108,317	5,258,455
TOTAL CONSUMER DISCRETIONARY		6,393,346
TOTAL PREFERRED STOCKS
(Cost $12,999,889)		13,976,727
	Principal Amount	Value

Convertible Bonds - 0.3%
FINANCIALS - 0.3%
Capital Markets - 0.3%
Coinbase Global, Inc. 0.5% 6/1/26 (Cost $5,342,497)	7,864,589	4,785,602

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Tenstorrent, Inc. 0% (Cost $190,000)(c)(e)(f)	190,000	190,000
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund 2.01% (g)	25,862,546	25,867,719
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	24,753,402	24,755,878
TOTAL MONEY MARKET FUNDS
(Cost $50,623,597)		50,623,597
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,747,479,488)		1,956,962,044
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(32,613,215)
NET ASSETS - 100%		$1,924,348,829

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,997,823 or 1.2% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,228,303 or 1.0% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$896,317
Circle Internet Financial Ltd. Series E	5/11/21	$1,758,000
Circle Internet Financial Ltd. Series F	5/9/22	$1,410,889
Discord, Inc. Series I	9/15/21	$165,187
Epic Games, Inc.	7/13/20 - 3/29/21	$4,292,000
Reddit, Inc. Series E	5/18/21	$123,175
Reddit, Inc. Series F	8/11/21	$6,717,793
Stripe, Inc. Class B	5/18/21	$313,001
Stripe, Inc. Series H	3/15/21	$120,375
Tenstorrent, Inc. Series C1	4/23/21	$202,145
Tenstorrent, Inc. 0%	4/23/21	$190,000
Waymo LLC Series A2	5/8/20	$211,834
Waymo LLC Series B2	6/11/21	$1,394,174

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$7,857,015	$491,413,780	$473,403,076	$44,279	$--	$--	$25,867,719	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	24,430,254	707,010,474	706,684,850	193,464	--	--	24,755,878	0.1%
Total	$32,287,269	$1,198,424,254	$1,180,087,926	$237,743	$--	$--	$50,623,597

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$375,946,371	$370,035,110	$651,310	$5,259,951
Consumer Discretionary	280,722,749	242,363,338	37,109,623	1,249,788
Consumer Staples	89,447,355	78,234,577	11,212,778	--
Energy	92,366,612	58,259,684	34,106,928	--
Financials	34,782,703	34,782,703	--	--
Health Care	171,852,956	171,852,956	--	--
Industrials	25,358,431	25,358,431	--	--
Information Technology	828,074,930	821,561,085	--	6,513,845
Real Estate	2,810,738	2,810,738	--	--
Corporate Bonds	4,785,602	--	4,785,602	--
Preferred Securities	190,000	--	--	190,000
Money Market Funds	50,623,597	50,623,597	--	--
Total Investments in Securities:	$1,956,962,044	$1,855,882,219	$87,866,241	$13,213,584
Net Unrealized Depreciation on Unfunded Commitments	$(182,425)	$--	$--	$(182,425)

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $22,560,653) — See accompanying schedule: Unaffiliated issuers (cost $1,696,855,891)	$1,906,338,447
Fidelity Central Funds (cost $50,623,597)	50,623,597
Total Investment in Securities (cost $1,747,479,488)		$1,956,962,044
Cash		187,007
Receivable for fund shares sold		1,303,521
Dividends receivable		214,031
Interest receivable		6,558
Distributions receivable from Fidelity Central Funds		52,640
Other receivables		445,713
Total assets		1,959,171,514
Liabilities
Payable to custodian bank	$2
Payable for investments purchased	7,717,605
Unrealized depreciation on unfunded commitments	182,425
Payable for fund shares redeemed	967,740
Accrued management fee	758,404
Other payables and accrued expenses	440,350
Collateral on securities loaned	24,756,159
Total liabilities		34,822,685
Net Assets		$1,924,348,829
Net Assets consist of:
Paid in capital		$1,806,967,429
Total accumulated earnings (loss)		117,381,400
Net Assets		$1,924,348,829
Net Asset Value, offering price and redemption price per share ($1,924,348,829 ÷ 123,155,401 shares)		$15.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$10,264,814
Interest		110,822
Income from Fidelity Central Funds (including $193,464 from security lending)		237,743
Total income		10,613,379
Expenses
Management fee	$11,840,541
Independent trustees' fees and expenses	8,003
Interest	3,212
Total expenses before reductions	11,851,756
Expense reductions	(58)
Total expenses after reductions		11,851,698
Net investment income (loss)		(1,238,319)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $571,409)	(63,928,895)
Foreign currency transactions	(166,487)
Total net realized gain (loss)		(64,095,382)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $394,381)	(428,299,821)
Unfunded commitments	(182,425)
Assets and liabilities in foreign currencies	99,327
Total change in net unrealized appreciation (depreciation)		(428,382,919)
Net gain (loss)		(492,478,301)
Net increase (decrease) in net assets resulting from operations		$(493,716,620)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,238,319)	$(849,937)
Net realized gain (loss)	(64,095,382)	115,247,310
Change in net unrealized appreciation (depreciation)	(428,382,919)	450,605,649
Net increase (decrease) in net assets resulting from operations	(493,716,620)	565,003,022
Distributions to shareholders	(102,430,536)	(4,991,250)
Share transactions
Proceeds from sales of shares	603,778,476	1,548,721,347
Reinvestment of distributions	102,430,536	4,991,250
Cost of shares redeemed	(816,272,268)	(509,276,228)
Net increase (decrease) in net assets resulting from share transactions	(110,063,256)	1,044,436,369
Total increase (decrease) in net assets	(706,210,412)	1,604,448,141
Net Assets
Beginning of period	2,630,559,241	1,026,111,100
End of period	$1,924,348,829	$2,630,559,241
Other Information
Shares
Sold	33,021,590	86,429,066
Issued in reinvestment of distributions	4,958,146	329,033
Redeemed	(44,040,760)	(29,368,972)
Net increase (decrease)	(6,061,024)	57,389,127

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC K6 Portfolio

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$20.36	$14.29	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B,C	(.01)	(.01)	.02	–D
Net realized and unrealized gain (loss)	(3.93)	6.15	3.81	.50
Total from investment operations	(3.94)	6.14	3.83	.50
Distributions from net investment income	–	(.01)	(.01)	–
Distributions from net realized gain	(.79)	(.06)	(.02)	–
Total distributions	(.79)	(.07)	(.04)E	–
Net asset value, end of period	$15.63	$20.36	$14.29	$10.50
Total ReturnF,G	(20.27)%	43.11%	36.54%	5.00%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.50%	.50%	.50%	.50%J
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%J
Expenses net of all reductions	.50%	.50%	.49%	.50%J
Net investment income (loss)	(.05)%	(.05)%	.16%	.08%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,924,349	$2,630,559	$1,026,111	$1,050
Portfolio turnover rateK	39%L	36%L	102%L	5%M

 A For the period June 13, 2019 (commencement of operations) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity OTC K6 Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, net operating losses, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$396,181,066
Gross unrealized depreciation	(215,371,885)
Net unrealized appreciation (depreciation)	$180,809,181
Tax Cost	$1,775,970,438

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$180,909,192

The Fund intends to elect to defer to its next fiscal year $62,425,355 of capital losses recognized during the period November 1, 2021 to July 31, 2022. The Fund intends to elect to defer to its next fiscal year $662,092 of ordinary losses recognized during the period January 1, 2022 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$38,446,292	$ 4,215,020
Long-term Capital Gains	63,984,244	776,230
Total	$102,430,536	$ 4,991,250

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity OTC K6 Portfolio	Twitter, Inc.	$ 5,783,465	$--
	Stripe, Inc.	$ 182,425	$(182,425)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC K6 Portfolio	914,890,586	1,283,500,341

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	8,003,342	144,799,277

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity OTC K6 Portfolio	4,189,900	33,010,502	73,155,655

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	47,775,932	884,784,797

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC K6 Portfolio	$14,706

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC K6 Portfolio	Borrower	$15,573,842.39%		$3,212

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity OTC K6 Portfolio	66,257,420	104,387,168	(2,200,618)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity OTC K6 Portfolio	$20,567	$372	$3,796

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $58.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC K6 Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC K6 Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity OTC K6 Portfolio	.50%
Actual		$1,000.00	$831.40	$2.27
Hypothetical-C		$1,000.00	$1,022.32	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $20,390,636, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.84% and 95.26% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 15% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 19% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed in September, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC K6 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC K6 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity OTC K6 Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

OTC-K6-ANN-0922
1.9893897.103

Fidelity® Real Estate Income Fund

Annual Report

July 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(8.64)%	3.92%	5.92%
Class M (incl. 4.00% sales charge)	(8.65)%	3.90%	5.90%
Class C (incl. contingent deferred sales charge)	(6.47)%	3.99%	5.73%
Fidelity® Real Estate Income Fund	(4.56)%	5.05%	6.62%
Class I	(4.57)%	5.06%	6.64%
Class Z	(4.44)%	5.16%	6.69%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$18,988	Fidelity® Real Estate Income Fund
$36,428	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2022, a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent broader equities into bear market territory. For the 12-month period, real estate investment trust (REIT) common stocks, as measured by the FTSE® NAREIT® All REITs Index, returned -2.47%. The REIT market, alongside most other asset types, fell sharply in the first half of 2022, after gaining 43% in 2021. In a challenging market environment, most segments of the index lost ground for the 12 months, even as REITs seen as stable growers, such as industrial and cell-tower property owners, fared better. Meanwhile, real estate preferred stocks returned -7.48%, according to the MSCI REIT Preferred Index. Real estate bonds, captured by the ICE BofA® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – returned -11.82%, hampered by rising interest rates. Bond issues with lower credit ratings modestly outperformed higher-quality credits, reflecting their higher coupons and reduced sensitivity to interest rates.

Comments from Portfolio Manager William Maclay:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -6% to -4%, outperforming the -8.04% result of the Fidelity Real Estate Income Composite Index℠. The Composite index is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. Compared with the Composite index, security selection, especially in the fund's bond portfolio, was the main contributor. We pay close attention to limiting interest rate risk in this fund, so our general avoidance of the securities that were most highly sensitive to rising rates significantly helped our relative result. Focusing on the bonds of fundamentally well-positioned property types, such as industrial REITs, while limiting exposure to bonds of companies in less-well-positioned areas, such as office REITs, boosted relative performance. Security selection among preferred stocks also contributed, again largely due to our focus on limiting the fund's interest rate exposure, in part by owning floating-rate preferreds, whose higher coupons gave them a degree of protection from rising rates. Also contributing was the fund's overweighting in the outperforming real estate common stock area, as well as a cash allocation of 9%, on average, which boosted relative performance. In a strong investing environment for the fund, positive performance factors far outweighed the negative factors. The fund did, however, see a modest detrimental impact from our security selection among real estate common stocks, while a large underweighting in preferred securities detracted a bit, given that preferreds underperformed the Composite index by 0.56 percentage points.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
American Tower Corp.	2.7
Equity Lifestyle Properties, Inc.	2.7
Crown Castle International Corp.	1.4
Prologis (REIT), Inc.	1.1
Equinix, Inc.	1.1
Mid-America Apartment Communities, Inc.	1.1
Public Storage	1.1
Welltower, Inc.	1.0
LXP Industrial Trust (REIT)	1.0
Ventas, Inc.	0.9
14.1

Top Bonds as of July 31, 2022

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	0.6
Redwood Trust, Inc. 5.625% 7/15/24	0.6
BX Trust floater Series 2021-XL2 Class J, 1 month U.S. LIBOR + 3.890% 5.889% 10/15/38	0.6
MED Trust floater Series 2021-MDLN Class G, 1 month U.S. LIBOR + 5.250% 7.25% 11/15/38	0.6
RWT Holdings, Inc. 5.75% 10/1/25	0.5
Home Partners of America Trust Series 2021-2 Class G, 4.505% 12/17/26	0.5
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 10.4992% 11/15/22	0.5
BX Commercial Mortgage Trust floater Series 2021-CIP Class G, 1 month U.S. LIBOR + 3.960% 5.968% 12/15/38	0.5
BX Commercial Mortgage Trust floater Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 5.9513% 5/15/38	0.5
VICI Properties LP 5.125% 5/15/32	0.5
5.4

Top REIT Sectors as of July 31, 2022

% of fund's net assets
REITs - Diversified	13.3
REITs - Mortgage	11.8
REITs - Management/Investment	5.2
REITs - Health Care	4.4
REITs - Apartments	4.4

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	44.0%
Bonds	38.3%
Convertible Securities	2.9%
Other Investments	1.7%
Short-Term Investments and Net Other Assets (Liabilities)	13.1%

 * Foreign investments - 0.8%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 25.7%
	Shares	Value
FINANCIALS - 1.1%
Capital Markets - 0.1%
Brookfield Asset Management, Inc. (Canada) Class A	87,100	$4,321,841
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. (a)	1,663,364	18,330,271
MFA Financial, Inc.	2,554,785	33,110,014
Rithm Capital Corp.	707,199	7,715,541
		59,155,826

TOTAL FINANCIALS		63,477,667

INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Willscot Mobile Mini Holdings (b)	424,300	16,382,223
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Cyxtera Technologies, Inc. Class A (b)	803,700	9,797,103
REAL ESTATE - 24.2%
Equity Real Estate Investment Trusts (REITs) - 24.0%
Acadia Realty Trust (SBI)	510,426	8,743,597
American Homes 4 Rent Class A	803,500	30,436,580
American Tower Corp.	596,400	161,523,002
AvalonBay Communities, Inc.	170,600	36,498,164
Crown Castle International Corp.	474,210	85,670,779
CubeSmart	414,900	19,031,463
Digital Realty Trust, Inc.	69,400	9,192,030
Douglas Emmett, Inc.	364,700	8,621,508
Duke Realty Corp.	442,800	27,701,568
Easterly Government Properties, Inc.	1,161,600	23,545,632
EastGroup Properties, Inc.	68,600	11,699,044
Equinix, Inc.	96,500	67,910,910
Equity Lifestyle Properties, Inc.	2,161,496	158,913,186
Equity Residential (SBI)	119,700	9,383,283
Essex Property Trust, Inc.	145,000	41,546,850
Extra Space Storage, Inc.	137,200	26,002,144
Farmland Partners, Inc.	312,456	4,636,847
Gaming & Leisure Properties	959,646	49,891,996
Healthcare Trust of America, Inc.	209,860	5,508,825
Invitation Homes, Inc.	596,800	23,293,104
iStar Financial, Inc.	77,413	1,293,571
Lamar Advertising Co. Class A	207,000	20,919,420
Life Storage, Inc.	155,800	19,613,662
LXP Industrial Trust (REIT)	5,265,874	57,766,638
Mid-America Apartment Communities, Inc.	341,006	63,335,044
National Retail Properties, Inc.	115,400	5,494,194
NexPoint Residential Trust, Inc.	32,800	2,182,512
Postal Realty Trust, Inc.	878,500	14,829,080
Prologis (REIT), Inc.	513,100	68,016,536
Public Storage	191,100	62,376,951
Retail Value, Inc.	274,131	38,241
Rexford Industrial Realty, Inc.	67,700	4,428,257
RLJ Lodging Trust	421,300	5,262,037
Sabra Health Care REIT, Inc.	719,375	11,071,181
SITE Centers Corp.	1,379,438	20,153,589
Spirit Realty Capital, Inc.	748,600	33,192,924
Sunstone Hotel Investors, Inc.	372,700	4,222,691
Terreno Realty Corp.	380,828	23,858,874
UDR, Inc.	162,200	7,850,480
UMH Properties, Inc.	365,323	7,785,033
Ventas, Inc.	1,042,886	56,086,409
VICI Properties, Inc.	1,249,900	42,734,081
Washington REIT (SBI)	914,047	20,264,422
Welltower, Inc.	709,200	61,232,328
Weyerhaeuser Co.	193,700	7,035,184
		1,430,793,851
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (b)	201,400	3,383,520
Digitalbridge Group, Inc. (b)	1,566,855	8,586,365
		11,969,885

TOTAL REAL ESTATE		1,442,763,736

TOTAL COMMON STOCKS
(Cost $1,015,924,305)		1,532,420,729

Preferred Stocks - 19.0%
Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.2%
Mortgage Real Estate Investment Trusts - 0.2%
Great Ajax Corp. 7.25% (a)	611,442	15,139,304
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Braemar Hotels & Resorts, Inc. 5.50%	78,550	1,347,133
LXP Industrial Trust (REIT) Series C, 6.50%	440,102	24,275,040
RLJ Lodging Trust Series A, 1.95%	31,585	826,895
Wheeler REIT, Inc. 8.75% (b)	121,100	1,590,179
		28,039,247

TOTAL CONVERTIBLE PREFERRED STOCKS		43,178,551

Nonconvertible Preferred Stocks - 18.3%
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
DCP Midstream Partners LP:
7.95% (c)	328,262	8,252,507
Series B, 7.875% (c)	256,314	6,223,304
Enbridge, Inc.:
Series 1, 5 year U.S. Treasury Index + 3.140% 5.949% (c)(d)	498,275	11,500,187
Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (c)(d)	111,400	2,656,890
Energy Transfer LP 7.60% (c)	525,651	12,426,390
Global Partners LP:
9.75% (c)	161,507	4,234,714
Series B, 9.50%	67,800	1,728,561
		47,022,553
FINANCIALS - 9.8%
Mortgage Real Estate Investment Trusts - 9.6%
Acres Commercial Realty Corp. 8.625% (c)	47,183	945,075
AG Mortgage Investment Trust, Inc.:
8.00%	551,142	10,859,867
Series C, 8.00% (c)	517,638	10,301,048
AGNC Investment Corp.:
6.125% (c)	952,600	21,233,454
6.875% (c)	673,972	14,726,288
Series C, 7.00% (c)	678,202	16,419,270
Series E, 6.50% (c)	1,449,834	32,780,747
Annaly Capital Management, Inc.:
6.75% (c)	192,992	4,554,611
Series F, 6.95% (c)	1,710,043	41,297,538
Series G, 6.50% (c)	1,135,399	25,432,938
Arbor Realty Trust, Inc.:
Series D, 6.375%	77,100	1,646,085
Series F, 6.25% (c)	511,736	10,475,236
Arlington Asset Investment Corp. 8.25% (c)	84,234	1,726,797
Armour Residential REIT, Inc. Series C 7.00%	55,228	1,232,689
Cherry Hill Mortgage Investment Corp.:
8.25% (c)	196,120	4,361,709
Series A, 8.20%	171,232	3,861,282
Chimera Investment Corp.:
8.00% (c)	900,931	19,586,240
Series A, 8.00%	8,084	179,465
Series B, 8.00% (c)	1,848,804	40,673,688
Series C, 7.75% (c)	2,211,586	48,212,575
Dynex Capital, Inc. Series C 6.90% (c)	223,683	5,102,209
Ellington Financial LLC 6.75% (c)	229,185	4,897,683
Franklin BSP Realty Trust, Inc. 7.50%	439,062	9,233,474
KKR Real Estate Finance Trust, Inc. 6.50%	205,359	4,637,006
MFA Financial, Inc.:
6.50% (c)	1,299,323	25,609,656
Series B, 7.50%	552,215	11,706,958
New York Mortgage Trust, Inc. Series D, 8.00% (c)	65,726	1,332,923
PennyMac Mortgage Investment Trust:
6.75%	240,000	5,107,200
8.125% (c)	410,254	10,178,402
Series B, 8.00% (c)	729,408	18,556,140
Ready Capital Corp.:
5.75%	52,288	1,244,454
Series C, 6.20%	264,250	6,421,275
Rithm Capital Corp.:
7.125% (c)	1,446,757	32,421,824
Series A, 7.50% (c)	731,427	16,691,164
Series C, 6.375% (c)	1,149,554	23,106,035
Series D, 7.00% (c)	151,200	3,364,200
Two Harbors Investment Corp.:
Series A, 8.125% (c)	669,796	16,061,708
Series B, 7.625% (c)	1,395,117	31,208,767
Series C, 7.25% (c)	1,644,079	35,199,731
		572,587,411
Real Estate Management & Development - 0.2%
Brookfield Properties Corp. Series EE, 5.10% (c)	679,025	10,430,223
TOTAL FINANCIALS		583,017,634
REAL ESTATE - 7.7%
Equity Real Estate Investment Trusts (REITs) - 6.3%
Agree Realty Corp. 4.375%	240,000	4,718,400
American Homes 4 Rent:
6.25%	98,905	2,561,640
Series G, 5.875%	199,750	5,069,655
Armada Hoffler Properties, Inc. 6.75%	255,050	6,580,290
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	190,073	4,162,599
Series F, 7.375%	317,554	5,506,386
Series G, 7.375%	229,188	3,964,952
Series H, 7.50%	231,565	3,938,921
Series I, 7.50%	304,176	5,472,126
Bluerock Residential Growth (REIT), Inc.:
Series C, 7.625%	252,994	6,347,619
Series D, 7.125%	168,100	4,205,862
Braemar Hotels & Resorts, Inc. Series D, 8.25%	173,050	4,334,903
Cedar Realty Trust, Inc.:
7.25%	150,821	1,446,373
Series C, 6.50%	291,600	1,997,460
Centerspace Series C, 6.625%	317,300	8,360,855
City Office REIT, Inc. Series A, 6.625%	178,475	4,204,871
CTO Realty Growth, Inc. 6.375%	120,000	2,878,800
DiamondRock Hospitality Co. 8.25%	443,231	11,914,049
Digital Realty Trust, Inc.:
5.25%	28,900	732,615
Series L, 5.20%	29,700	745,767
Gladstone Commercial Corp.:
6.625%	108,675	2,717,962
Series G, 6.00%	516,000	11,610,000
Gladstone Land Corp. Series D, 5.00%	30,000	741,000
Global Medical REIT, Inc. Series A, 7.50%	150,848	3,875,285
Global Net Lease, Inc.:
Series A, 7.25%	531,595	13,683,255
Series B 6.875%	294,000	7,329,420
Healthcare Trust, Inc.:
7.125%	190,000	4,275,000
Series A 7.375%	364,800	9,101,760
Hersha Hospitality Trust:
Series C, 6.875%	49,450	1,042,653
Series D, 6.50%	197,750	4,168,570
Hudson Pacific Properties, Inc. Series C, 4.75%	790,100	16,663,209
iStar Financial, Inc.:
Series D, 8.00%	332,421	8,566,489
Series G, 7.65%	355,973	8,792,533
Series I, 7.50%	552,696	13,878,197
Kimco Realty Corp. Series M, 5.25%	32,100	807,797
National Storage Affiliates Trust Series A, 6.00%	91,575	2,302,196
Necessity Retail (REIT), Inc./The:
7.50%	874,787	21,344,803
Series C 7.375%	379,839	9,302,257
Pebblebrook Hotel Trust:
6.30%	271,897	6,172,062
6.375%	372,994	9,093,594
6.375%	666,800	15,449,756
Series H, 5.70%	692,200	14,411,604
Pennsylvania (REIT):
Series B, 7.375% (b)	99,385	346,854
Series C, 7.20% (b)	50,325	172,615
Series D, 6.875% (b)	150,100	489,326
Plymouth Industrial REIT, Inc. Series A, 7.50%	171,625	4,393,600
Prologis (REIT), Inc. Series Q, 8.54%	93,396	5,650,458
Public Storage:
4.00%	295,000	5,873,450
Series G, 5.05%	29,000	736,310
Series L, 4.625%	31,600	765,668
Series S, 4.10%	200,000	4,054,000
Rexford Industrial Realty, Inc.:
Series B, 5.875%	78,600	2,002,728
Series C, 5.625%	68,225	1,705,625
Saul Centers, Inc.:
Series D, 6.125%	82,775	1,999,844
Series E, 6.00%	76,841	1,911,804
SITE Centers Corp. 6.375%	102,400	2,657,792
Sotherly Hotels, Inc.:
Series B, 8.00% (b)	67,250	1,405,525
Series C, 7.875% (b)	107,000	2,225,600
Spirit Realty Capital, Inc. Series A, 6.00%	94,125	2,445,368
Summit Hotel Properties, Inc.:
Series E, 6.25%	457,602	9,454,195
Series F, 5.875%	377,000	7,660,640
Sunstone Hotel Investors, Inc.:
Series H, 6.125%	180,000	4,176,000
Series I, 5.70%	240,000	5,332,800
UMH Properties, Inc. Series D, 6.375%	601,125	15,316,665
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	281,325	6,845,903
Series K 5.875%	69,225	1,579,721
Vornado Realty Trust:
Series L, 5.40%	30,100	719,089
Series N, 5.25%	147,400	3,371,038
Series O, 4.45%	342,900	6,508,242
		374,274,405
Real Estate Management & Development - 1.4%
Brookfield Property Partners LP:
5.75%	43,000	853,980
6.50%	34,125	766,448
Digitalbridge Group, Inc.:
Series H, 7.125%	965,305	23,138,361
Series I, 7.15%	1,074,492	25,873,767
Series J, 7.15%	1,387,346	33,226,937
Seritage Growth Properties Series A, 7.00%	91,986	2,089,002
		85,948,495
TOTAL REAL ESTATE		460,222,900

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,090,263,087

TOTAL PREFERRED STOCKS
(Cost $1,219,593,950)		1,133,441,638
	Principal Amount	Value

Corporate Bonds - 15.8%
Convertible Bonds - 2.2%
FINANCIALS - 1.8%
Mortgage Real Estate Investment Trusts - 1.8%
Granite Point Mortgage Trust, Inc. 6.375% 10/1/23	3,366,000	3,239,775
MFA Financial, Inc. 6.25% 6/15/24	11,700,000	10,533,932
PennyMac Corp.:
5.5% 11/1/24	23,577,000	22,796,012
5.5% 3/15/26	2,000,000	1,790,000
Redwood Trust, Inc. 5.625% 7/15/24	41,580,000	37,003,810
RWT Holdings, Inc. 5.75% 10/1/25	34,474,000	29,523,786
Two Harbors Investment Corp. 6.25% 1/15/26	4,896,000	4,401,504
		109,288,819
REAL ESTATE - 0.4%
Real Estate Management & Development - 0.4%
Digitalbridge Group, Inc. 5% 4/15/23	21,416,000	20,929,718

TOTAL CONVERTIBLE BONDS		130,218,537

Nonconvertible Bonds - 13.6%
COMMUNICATION SERVICES - 0.4%
Media - 0.4%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (e)	15,965,000	12,851,825
7.75% 4/15/28 (e)	12,445,000	10,009,762
		22,861,587
CONSUMER DISCRETIONARY - 2.7%
Hotels, Restaurants & Leisure - 1.2%
Caesars Entertainment, Inc. 8.125% 7/1/27 (e)	17,465,000	17,465,000
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (e)	5,965,000	5,144,813
4% 5/1/31 (e)	3,000,000	2,692,920
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (e)	22,890,000	19,227,600
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (e)	20,315,000	17,635,655
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (e)	8,000,000	7,438,366
Times Square Hotel Trust 8.528% 8/1/26 (e)	3,783,407	3,880,213
		73,484,567
Household Durables - 1.5%
Adams Homes, Inc. 7.5% 2/15/25 (e)	9,530,000	8,338,750
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (e)	4,015,000	3,112,202
4.625% 4/1/30 (e)	6,840,000	5,193,382
6.625% 1/15/28 (e)	9,925,000	8,683,581
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 5% 6/15/29 (e)	3,000,000	2,305,500
Century Communities, Inc.:
3.875% 8/15/29 (e)	13,005,000	11,072,775
6.75% 6/1/27	4,670,000	4,745,934
LGI Homes, Inc. 4% 7/15/29 (e)	13,310,000	10,962,382
M/I Homes, Inc. 3.95% 2/15/30	19,070,000	15,825,442
New Home Co., Inc. 7.25% 10/15/25 (e)	8,180,000	6,626,769
Picasso Finance Sub, Inc. 6.125% 6/15/25 (e)	3,240,000	3,282,039
TRI Pointe Homes, Inc. 5.25% 6/1/27	11,458,000	11,001,714
		91,150,470
TOTAL CONSUMER DISCRETIONARY		164,635,037
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG Global Finance PLC:
6.75% 2/7/25 (e)	6,030,000	5,743,575
8.5% 10/30/25 (e)	1,682,000	1,647,115
Global Partners LP/GLP Finance Corp. 7% 8/1/27	3,955,000	3,616,490
		11,007,180
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.25% 5/15/27	5,000,000	4,800,000
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Sabra Health Care LP:
3.9% 10/15/29	989,000	889,783
5.125% 8/15/26	20,264,000	19,917,536
		20,807,319
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Williams Scotsman International, Inc. 4.625% 8/15/28 (e)	4,250,000	3,985,034
REAL ESTATE - 9.8%
Equity Real Estate Investment Trusts (REITs) - 7.3%
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (e)	30,405,000	24,462,951
American Homes 4 Rent LP:
2.375% 7/15/31	7,000,000	5,768,913
3.625% 4/15/32	7,000,000	6,346,897
American Tower Corp.:
2.7% 4/15/31	2,000,000	1,731,549
3.8% 8/15/29	5,000,000	4,781,606
4.05% 3/15/32	27,000,000	25,844,257
Boston Properties, Inc. 3.25% 1/30/31	2,000,000	1,774,003
CBL & Associates LP:
4.6% 10/15/24 (f)(g)	18,229,000	2
5.25% 12/1/23 (f)(g)	11,371,000	1
5.95% 12/15/26 (f)(g)	10,317,000	1
Crown Castle International Corp.:
2.25% 1/15/31	5,000,000	4,239,486
2.5% 7/15/31	5,000,000	4,282,684
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (e)	26,490,000	23,405,504
EPR Properties:
3.6% 11/15/31	2,000,000	1,644,666
4.95% 4/15/28	4,000,000	3,732,611
Equinix, Inc.:
3.2% 11/18/29	5,000,000	4,608,132
3.9% 4/15/32	2,000,000	1,894,923
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (e)	5,075,000	4,449,525
GLP Capital LP/GLP Financing II, Inc. 5.3% 1/15/29	10,193,000	9,961,313
Invitation Homes Operating Partnership LP 4.15% 4/15/32	25,000,000	23,440,213
iStar Financial, Inc.:
4.25% 8/1/25	12,720,000	12,131,700
4.75% 10/1/24	20,425,000	20,144,156
5.5% 2/15/26	16,985,000	16,675,881
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	19,835,000	18,595,313
5% 10/15/27	5,000,000	4,810,500
Office Properties Income Trust:
4.25% 5/15/24	4,974,000	4,794,670
4.5% 2/1/25	21,056,000	19,802,956
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	2,434,000	2,347,221
4.95% 4/1/24	2,866,000	2,875,622
Park Intermediate Holdings LLC 4.875% 5/15/29 (e)	12,000,000	11,050,140
Realty Income Corp. 4.875% 6/1/26	436,000	450,648
RLJ Lodging Trust LP:
3.75% 7/1/26 (e)	8,000,000	7,504,400
4% 9/15/29 (e)	24,550,000	21,757,438
Senior Housing Properties Trust:
4.75% 5/1/24	40,903,000	37,320,184
4.75% 2/15/28	9,933,000	7,468,605
Service Properties Trust:
4.65% 3/15/24	3,500,000	3,182,865
7.5% 9/15/25	7,950,000	7,708,002
Sun Communities Operating LP 4.2% 4/15/32	439,000	410,035
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (e)	31,820,000	24,495,354
Uniti Group, Inc.:
6% 1/15/30 (e)	18,035,000	12,878,347
7.875% 2/15/25 (e)	5,000,000	5,031,250
VICI Properties LP 5.125% 5/15/32	27,000,000	26,832,870
VICI Properties LP / VICI Note Co. 4.625% 12/1/29 (e)	2,000,000	1,905,080
XHR LP:
4.875% 6/1/29 (e)	10,000,000	9,018,800
6.375% 8/15/25 (e)	4,250,000	4,280,218
		435,841,492
Real Estate Management & Development - 2.5%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (e)	8,165,000	8,080,166
Five Point Operation Co. LP 7.875% 11/15/25 (e)	16,798,000	14,278,300
Forestar Group, Inc.:
3.85% 5/15/26 (e)	9,000,000	7,955,192
5% 3/1/28 (e)	5,000,000	4,386,350
Greystar Real Estate Partners 5.75% 12/1/25 (e)	6,885,000	6,878,735
Howard Hughes Corp.:
4.125% 2/1/29 (e)	16,960,000	14,588,757
4.375% 2/1/31 (e)	22,625,000	19,159,192
5.375% 8/1/28 (e)	11,900,000	11,142,446
Kennedy-Wilson, Inc.:
4.75% 3/1/29	19,075,000	16,833,688
4.75% 2/1/30	26,715,000	22,959,405
5% 3/1/31	6,960,000	5,933,400
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (e)	4,965,000	4,034,063
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (e)	15,000,000	11,964,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 6/15/27 (e)	1,798,000	1,836,208
		150,029,902
TOTAL REAL ESTATE		585,871,394

TOTAL NONCONVERTIBLE BONDS		813,967,551

TOTAL CORPORATE BONDS
(Cost $1,037,238,565)		944,186,088

Asset-Backed Securities - 1.6%
American Homes 4 Rent:
Series 2015-SFR1 Class F, 5.885% 4/17/52 (e)	2,000,000	1,979,203
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (e)	8,259,000	8,496,739
Class XS, 0% 10/17/52 (c)(e)(g)(h)	4,541,275	45
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (c)(d)(e)(g)	2,250,000	225
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	374,663	341,133
DataBank Issuer, LLC Series 2021-1A Class C, 4.43% 2/27/51 (e)	2,300,000	2,042,225
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (e)	6,311,000	5,497,058
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (e)	7,000,000	6,390,678
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 5.1116% 2/22/36 (c)(d)(e)	2,142,000	2,095,340
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (c)	277,218	275,093
Series 1997-3 Class M1, 7.53% 3/15/28	2,532,571	2,439,621
Home Partners of America Trust:
Series 2019-2 Class F, 3.866% 10/19/39 (e)	2,783,131	2,516,513
Series 2021-1 Class F, 3.325% 9/17/41 (e)	6,986,314	5,913,030
Series 2021-2 Class G, 4.505% 12/17/26 (e)	33,083,238	29,151,547
Series 2021-3 Class F, 4.242% 1/17/41 (e)	10,286,250	9,121,184
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	503,690	347,802
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (c)	815,884	819,556
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (e)	1,000,000	978,498
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (e)	3,785,000	3,731,909
Series 2018-SFR1 Class F, 4.96% 5/17/37 (e)	8,282,000	8,049,444
Tricon Residential Trust Series 2021-SFR1 Class G, 4.133% 7/17/38 (e)	3,000,000	2,672,830
TOTAL ASSET-BACKED SECURITIES
(Cost $102,882,968)		92,859,673

Collateralized Mortgage Obligations - 0.0%
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.2582% 2/25/42 (c)(e)	25,997	6,546
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.2493% 6/25/43 (c)(e)(g)	46,107	34,728
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $54,292)		41,274

Commercial Mortgage Securities - 23.1%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 6.999% 4/15/34 (c)(d)(e)	3,384,000	2,736,192
BANK:
sequential payer:
Series 2019-BN19 Class A3, 3.183% 8/15/61	17,000,000	16,263,351
Series 2021-BN33 Class A5, 2.556% 5/15/64	14,931,000	13,464,583
Series 2022-BNK39 Class A4, 2.928% 2/15/55	13,750,000	12,732,537
Series 2022-BNK42 Class D, 2.5% 6/15/55 (e)	2,000,000	1,278,942
Series 2017-BNK8 Class E, 2.8% 11/15/50 (e)	11,374,393	6,973,628
Series 2018-BN12 Class D, 3% 5/15/61 (e)	1,682,000	1,210,936
Series 2020-BN30 Class MCDG, 2.9182% 12/15/53 (c)	2,000,000	1,408,858
Series 2021-BN38 Class C, 3.2169% 12/15/64 (c)	3,505,000	2,870,442
Series 2022-BNK41, Class C, 3.7899% 4/15/65 (c)	4,433,000	3,733,686
Series 2022-BNK42 Class C, 4.7214% 6/15/55 (c)	6,500,000	5,898,594
Barclays Commercial Mortgage Securities sequential payer Series 2021-C12 Class A5, 2.689% 11/15/54	25,000,000	22,675,408
BBCMS Series 2022-C15 Class C, 3.8313% 4/15/55 (c)	3,094,000	2,631,615
BBCMS Mortgage Trust:
Series 2019-C3 Class C, 4.178% 5/15/52	4,675,000	4,189,681
Series 2022-C16 Class C, 4.6% 6/15/55 (c)	5,250,000	4,720,095
BCP Trust Series 2021-330N Class E, 1 month U.S. LIBOR + 3.630% 5.637% 6/15/38 (c)(d)(e)	5,000,000	4,465,418
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B13 Class A4, 2.952% 8/15/57	19,715,000	18,550,051
Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (c)(e)	3,427,000	2,930,824
Class 225E, 3.2943% 12/15/62 (c)(e)	5,141,000	4,356,410
Series 2021-B28 Class A5, 2.2237% 8/15/54	10,000,000	8,747,284
Series 2020-B18 Class AGNG, 4.3885% 7/15/53 (c)(e)	11,379,000	9,372,093
Series 2022-B32 Class A5, 3.0019% 1/15/55	20,000,000	18,591,438
Series 2022-B35:
Class C, 4.4457% 5/15/55 (c)	9,500,000	8,312,030
Class D, 2.5% 5/15/55 (e)(g)	3,500,000	2,225,610
BX Commercial Mortgage Trust:
floater:
Series 2021-CIP:
Class F, 1 month U.S. LIBOR + 3.210% 5.218% 12/15/38 (c)(d)(e)	7,790,000	7,281,922
Class G, 1 month U.S. LIBOR + 3.960% 5.968% 12/15/38 (c)(d)(e)	31,246,000	28,845,470
Series 2021-PAC Class G, 1 month U.S. LIBOR + 2.940% 4.9461% 10/15/36 (c)(d)(e)	17,232,000	15,943,295
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 5.9513% 5/15/38 (c)(d)(e)	28,979,000	27,381,762
Series 2020-VIVA Class E, 3.5488% 3/11/44 (c)(e)	20,338,990	16,223,629
BX Trust:
floater:
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 5.599% 4/15/34 (c)(d)(e)	5,181,000	4,778,786
Series 2019-XL:
Class G, 1 month U.S. LIBOR + 2.300% 4.299% 10/15/36 (c)(d)(e)	13,391,750	12,859,804
Class J, 1 month U.S. LIBOR + 2.650% 4.649% 10/15/36 (c)(d)(e)	15,217,550	14,462,813
Series 2021-21M Class H, 1 month U.S. LIBOR + 4.010% 6.009% 10/15/36 (c)(d)(e)	16,916,000	15,343,658
Series 2021-ACNT Class G, 1 month U.S. LIBOR + 3.290% 5.295% 11/15/38 (c)(d)(e)	20,581,000	19,377,174
Series 2021-ARIA Class G, 1 month U.S. LIBOR + 3.140% 5.1411% 10/15/36 (c)(d)(e)	7,246,000	6,665,148
Series 2021-BXMF Class G, 1 month U.S. LIBOR + 3.340% 5.3485% 10/15/26 (c)(d)(e)	23,874,000	21,977,547
Series 2021-SOAR Class J, 5.75% 6/15/38 (c)(e)	18,862,116	17,760,425
Series 2021-VOLT Class G, 1 month U.S. LIBOR + 2.850% 4.8492% 9/15/36 (c)(d)(e)	5,000,000	4,624,052
Series 2021-XL2 Class J, 1 month U.S. LIBOR + 3.890% 5.889% 10/15/38 (c)(d)(e)	37,345,950	34,924,741
Series 2022-LBA6:
Class F, CME Term SOFR 1 Month Index + 3.350% 5.3086% 1/15/39 (c)(d)(e)	6,200,000	5,813,073
Class G, CME Term SOFR 1 Month Index + 4.200% 6.1586% 1/15/39 (c)(d)(e)	11,340,000	10,632,756
Series 2022-LP2 Class G, CME Term SOFR 1 Month Index + 4.100% 6.2068% 2/15/39 (c)(d)(e)	5,136,038	4,707,645
Series 2022-VAMF Class F, CME Term SOFR 1 Month Index + 3.290% 5.2576% 1/15/39 (c)(d)(e)	4,367,000	4,074,961
floater sequential payer Series 2021-LGCY Class J, 1 month U.S. LIBOR + 3.190% 5.192% 10/15/23 (c)(d)(e)	19,151,000	17,321,871
Series 2019-OC11 Class E, 4.0755% 12/9/41 (c)(e)	22,521,000	19,293,261
BXP Trust Series 2021-601L Class E, 2.7755% 1/15/44 (c)(e)	5,754,000	3,858,634
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (c)(e)	4,099,000	3,289,932
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.249% 12/15/37 (c)(d)(e)	14,973,000	14,251,176
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (e)	3,353,000	2,391,531
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 4.6072% 6/15/34 (c)(d)(e)	1,488,758	1,416,475
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.1734% 9/10/46 (c)(e)	5,254,000	5,010,178
Series 2016-C3 Class D, 3% 11/15/49 (e)	7,010,000	5,006,546
Series 2022-GC48:
Class D, 2.5% 6/15/55 (e)	4,000,000	2,568,618
Class E, 2.5% 6/15/55 (e)	2,000,000	1,171,040
Cologix Data Centers U.S. Issuer, LLC / Cologix Data Centers U.S. Co.-Issuer, LLC Series 2021-1A Class C, 5.99% 12/26/51 (e)	6,400,000	5,815,418
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.049% 9/15/33 (c)(d)(e)	4,265,000	3,765,992
Class G, 1 month U.S. LIBOR + 5.050% 7.0553% 9/15/33 (c)(d)(e)	4,265,000	3,606,844
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (e)(g)	4,741,000	4,124,670
Series 2012-CR1:
Class D, 5.2815% 5/15/45 (c)(e)	5,550,000	4,856,250
Class G, 2.462% 5/15/45 (e)	6,346,000	1,537,210
Series 2013-CR10 Class D, 4.8693% 8/10/46 (c)(e)	4,544,000	4,360,543
Series 2014-CR17 Class E, 4.8455% 5/10/47 (c)(e)	3,098,000	2,303,467
Series 2014-UBS2 Class D, 4.9798% 3/10/47 (c)(e)	3,713,000	3,471,034
Series 2017-CD4 Class D, 3.3% 5/10/50 (e)	2,769,000	2,204,087
Series 2019-CD4 Class C, 4.3497% 5/10/50 (c)	3,000,000	2,705,413
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (e)	2,769,000	2,174,726
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.917% 8/15/45 (c)(e)	4,500,000	4,425,228
Class E, 4.917% 8/15/45 (c)(e)	8,000,000	7,144,000
Class F, 4.25% 8/15/45 (e)	2,000,000	1,595,400
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 6.216% 6/15/34 (d)(e)	7,120,000	6,598,907
Credit Suisse Mortgage Trust:
floater:
Series 2021-4SZN Class A, CME Term SOFR 1 Month Index + 3.960% 5.9255% 11/15/23 (c)(d)(e)	24,906,000	24,114,921
Series 2021-BPNY Class A, 1 month U.S. LIBOR + 3.710% 5.7144% 8/15/23 (c)(d)(e)	18,000,000	17,130,415
Series 2020-NET:
Class E, 3.7042% 8/15/37 (c)(e)	9,400,000	8,467,001
Class F, 3.7042% 8/15/37 (c)(e)	7,050,000	6,301,634
Series 2021-BRIT Class A, CME Term SOFR 1 Month Index + 3.570% 5.5327% 5/15/23 (c)(d)(e)	9,280,000	8,764,399
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 5.5% 4/15/36 (c)(d)(e)	4,844,000	4,542,764
Class G, 1 month U.S. LIBOR + 4.500% 6.5% 4/15/36 (c)(d)(e)	2,787,000	2,616,788
CSAIL Commercial Mortgage Trust:
sequential payer Series 2019-C15 Class A4, 4.0529% 3/15/52	9,425,000	9,408,224
Series 2017-C8 Class D, 4.4407% 6/15/50 (c)(e)	4,297,000	3,309,663
Series 2017-CX9 Class D, 4.0704% 9/15/50 (c)(e)	2,539,000	1,953,427
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (c)(e)	10,732,000	9,935,415
DBUBS Mortgage Trust Series 2011-LC3A Class D, 5.3628% 8/10/44 (c)(e)	2,970,114	2,788,343
ELP Commercial Mortgage Trust floater Series 2021-ELP Class J, 1 month U.S. LIBOR + 3.610% 5.6149% 11/15/38 (c)(d)(e)	15,448,000	14,360,147
Extended Stay America Trust floater Series 2021-ESH Class F, 1 month U.S. LIBOR + 3.700% 5.7% 7/15/38 (c)(d)(e)	15,845,479	15,566,983
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class E, 1 month U.S. LIBOR + 2.200% 4.199% 10/15/36 (c)(d)(e)	7,437,000	6,712,920
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.599% 7/15/35 (c)(d)(e)	3,808,000	2,978,823
sequential payer:
Series 2019-GSA1 Class A4, 3.0479% 11/10/52	25,860,000	24,382,667
Series 2021-GSA3 Class A5, 2.6183% 12/15/54	12,657,000	11,220,725
Series 2011-GC5:
Class C, 5.1588% 8/10/44 (c)(e)	8,899,000	7,386,170
Class D, 5.1588% 8/10/44 (c)(e)	2,733,635	1,164,529
Class E, 5.1588% 8/10/44 (c)(e)(g)	8,138,000	716,144
Class F, 4.5% 8/10/44 (e)(g)	7,897,000	27,702
Series 2012-GCJ9:
Class D, 4.6624% 11/10/45 (c)(e)	5,503,000	5,321,004
Class E, 4.6624% 11/10/45 (c)(e)	1,908,000	1,567,666
Series 2013-GC16:
Class D, 5.3107% 11/10/46 (c)(e)	3,708,000	3,567,106
Class F, 3.5% 11/10/46 (e)(g)	7,221,000	5,527,424
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 7.8616% 11/21/35 (c)(d)(e)	6,938,114	6,351,693
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.1935% 11/5/38 (c)(e)	20,270,000	17,422,428
IMT Trust Series 2017-APTS Class EFX, 3.4966% 6/15/34 (c)(e)	9,213,000	8,609,897
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (e)	2,896,000	2,658,014
Intown Mortgage Trust floater Series 2022-STAY Class E, CME Term SOFR 1 Month Index + 5.030% 7.2814% 8/15/37 (c)(d)(e)	2,000,000	1,989,995
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (e)	8,640,000	6,693,729
Series 2014-C26 Class D, 3.8792% 1/15/48 (c)(e)	3,398,000	3,004,606
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.3866% 12/15/49 (c)(e)	10,126,000	7,908,517
JPMDB Commercial Mortgage Securities Trust:
sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	13,000,000	12,169,490
Series 2018-C8 Class D, 3.2171% 6/15/51 (c)(e)	1,698,000	1,224,422
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2021-1MEM Class E, 2.6535% 10/9/42 (c)(e)	9,552,000	7,300,583
Series 2011-C3:
Class E, 5.5244% 2/15/46 (c)(e)	13,774,000	4,763,845
Class G, 4.409% 2/15/46 (c)(e)	4,671,000	323,737
Class H, 4.409% 2/15/46 (c)(e)(g)	7,077,000	326,437
Series 2011-C4 Class F, 3.873% 7/15/46 (e)	1,400,000	1,312,092
Series 2012-CBX:
Class E, 4.7843% 6/15/45 (c)(e)	5,892,000	5,302,800
Class F, 4% 6/15/45 (e)(g)	8,192,000	2,019,001
Class G 4% 6/15/45 (e)(g)	4,044,000	392,457
Series 2013-LC11:
Class D, 4.1593% 4/15/46 (c)	7,722,000	5,907,012
Class E, 3.25% 4/15/46 (c)(e)	472,000	305,198
Class F, 3.25% 4/15/46 (c)(e)	2,518,000	843,782
Series 2014-DSTY Class E, 3.8046% 6/10/27 (c)(e)(g)	8,161,000	408,288
Series 2018-AON Class F, 4.6132% 7/5/31 (c)(e)	5,039,000	4,093,256
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (e)	2,000,000	1,809,592
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 5.949% 8/15/38 (c)(d)(e)	14,155,000	13,173,971
MED Trust floater Series 2021-MDLN Class G, 1 month U.S. LIBOR + 5.250% 7.25% 11/15/38 (c)(d)(e)	34,897,000	32,629,861
Merit floater Series 2021-STOR Class J, 1 month U.S. LIBOR + 3.950% 5.949% 7/15/38 (c)(d)(e)	3,476,000	3,284,819
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 5.2% 4/15/38 (c)(d)(e)	20,601,000	19,467,953
MHP Commercial Mortgage Trust floater Series 2022-MHIL:
Class F, CME Term SOFR 1 Month Index + 3.250% 5.2178% 1/15/27 (c)(d)(e)	4,305,000	4,013,639
Class G, CME Term SOFR 1 Month Index + 3.950% 5.9161% 1/15/27 (c)(d)(e)	19,424,000	17,929,286
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.5738% 11/15/45 (c)(e)	2,000,000	1,980,623
Series 2012-C6, Class F, 4.5738% 11/15/45 (c)(e)(g)	2,500,000	2,333,795
Series 2013-C12 Class D, 4.7622% 10/15/46 (c)(e)	7,164,000	6,502,931
Series 2013-C13:
Class D, 4.896% 11/15/46 (c)(e)	6,218,000	5,684,611
Class E, 4.896% 11/15/46 (c)(e)	3,341,000	2,836,671
Series 2013-C9:
Class C, 4.018% 5/15/46 (c)	3,302,000	3,192,833
Class D, 4.106% 5/15/46 (c)(e)	5,137,000	4,791,438
Series 2016-C30 Class D, 3% 9/15/49 (e)	2,726,000	1,867,304
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (c)(e)	38,848	38,479
Series 2011-C2:
Class D, 5.2113% 6/15/44 (c)(e)	3,685,789	3,483,061
Class F, 5.2113% 6/15/44 (c)(e)(g)	4,440,000	2,886,000
Class XB, 0.4386% 6/15/44 (c)(e)(h)	29,276,678	115,693
Series 2011-C3:
Class D, 5.0842% 7/15/49 (c)(e)	7,317,000	7,013,814
Class E, 5.0842% 7/15/49 (c)(e)(g)	3,456,000	3,039,434
Class F, 5.0842% 7/15/49 (c)(e)(g)	5,624,050	3,895,083
Class G, 5.0842% 7/15/49 (c)(e)(g)	5,049,500	2,655,908
Series 2012-C4 Class D, 5.1638% 3/15/45 (c)(e)	3,699,751	3,537,886
Series 2015-MS1 Class D, 4.024% 5/15/48 (c)(e)	10,833,000	9,143,867
Series 2015-UBS8 Class D, 3.18% 12/15/48 (e)	3,051,000	2,250,151
Series 2016-BNK2 Class C, 3% 11/15/49 (e)	2,966,000	2,306,694
Series 2017-H1:
Class C, 4.281% 6/15/50	2,000,000	1,877,080
Class D, 2.546% 6/15/50 (e)	2,000,000	1,542,595
Series 2018-H4 Class A4, 4.31% 12/15/51	14,240,929	14,426,817
Series 2020-L4, Class C, 3.536% 2/15/53	2,765,000	2,377,872
Motel 6 Trust floater Series 2021-MTL6:
Class G, 1 month U.S. LIBOR + 4.700% 6.6991% 9/15/38 (c)(d)(e)	5,093,062	5,044,444
Class H, 1 month U.S. LIBOR + 6.000% 7.9991% 9/15/38 (c)(d)(e)	3,435,600	3,369,119
MRCD Mortgage Trust Series 2019-PARK Class G, 2.7175% 12/15/36 (e)	2,000,000	1,725,865
MSC sequential payer Series 2021-L7 Class A5, 2.574% 10/15/54	10,055,000	8,958,176
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (c)(e)	1,500,000	1,140,876
MTN Commercial Mortgage Trust floater Series 2022-LPFL Class F, CME Term SOFR 1 Month Index + 5.280% 7.2437% 3/15/39 (c)(d)(e)	5,000,000	4,720,539
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1 Class WAN2, 1 month U.S. LIBOR + 3.750% 5.7491% 6/15/35 (c)(d)(e)	651,000	503,876
Series 2020-2PAC Class AMZ3, 3.5% 1/15/37 (c)(e)	2,502,675	2,275,448
OPG Trust floater Series 2021-PORT:
Class G, 1 month U.S. LIBOR + 2.390% 4.397% 10/15/36 (c)(d)(e)	5,769,089	5,271,513
Class J, 1 month U.S. LIBOR + 3.340% 5.345% 10/15/36 (c)(d)(e)	10,332,870	9,557,909
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, 1 month U.S. LIBOR + 2.600% 4.6% 7/15/38 (c)(d)(e)	500,000	466,987
Class G, 1 month U.S. LIBOR + 4.350% 6.35% 7/15/38 (c)(d)(e)	5,944,000	5,613,613
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/1/70 (e)	9,277,000	7,230,864
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)	3,115,026	3,392,905
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 5.159% 3/25/34 (c)(d)(e)	3,401,000	3,271,338
SFO Commercial Mortgage Trust floater Series 2021-555 Class F, 1 month U.S. LIBOR + 3.650% 5.649% 5/15/38 (c)(d)(e)	3,720,000	3,393,041
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.7276% 3/15/37 (c)(e)	5,000,000	4,413,966
SLG Office Trust:
sequential payer Series 2021-OVA Class A, 2.5854% 7/15/41 (e)	13,377,000	11,805,811
Series 2021-OVA Class G, 2.8506% 7/15/41 (e)	5,000,000	3,535,130
SMRT Commercial Mortgage Trust floater Series 2022-MINI Class F, CME Term SOFR 1 Month Index + 3.350% 5.309% 1/15/39 (c)(d)(e)	27,615,000	25,494,753
SREIT Trust floater:
Series 2021-IND Class G, 1 month U.S. LIBOR + 3.260% 5.2648% 10/15/38 (c)(d)(e)	21,754,000	19,615,832
Series 2021-MFP Class G, 1 month U.S. LIBOR + 2.970% 4.9729% 11/15/38 (c)(d)(e)	13,874,000	12,902,820
Series 2021-MFP2 Class J, 1 month U.S. LIBOR + 3.910% 5.9145% 11/15/36 (c)(d)(e)	22,872,000	21,592,421
STWD Trust floater sequential payer Series 2021-LIH:
Class E, 1 month U.S. LIBOR + 2.900% 4.902% 11/15/36 (c)(d)(e)	4,985,000	4,575,720
Class F, 1 month U.S. LIBOR + 3.550% 5.55% 11/15/36 (c)(d)(e)	15,282,000	14,016,678
Class G, 1 month U.S. LIBOR + 4.200% 6.199% 11/15/36 (c)(d)(e)	9,177,000	8,442,567
SUMIT Mortgage Trust Series 2022-BVUE:
Class D, 2.8925% 2/12/41 (c)(e)	6,000,000	4,757,048
Class F, 2.8925% 2/12/41 (c)(e)	3,211,000	2,395,275
TPGI Trust floater Series 2021-DGWD Class G, 1 month U.S. LIBOR + 3.850% 5.85% 6/15/26 (c)(d)(e)	7,308,000	6,686,702
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 6.4444% 5/10/45 (c)(e)	321,258	292,345
Class E, 5% 5/10/45 (c)(e)(g)	6,268,000	2,444,520
Class F, 5% 5/10/45 (c)(e)	2,221,350	113,533
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (c)(e)(g)	2,143,000	1,626,556
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.4484% 1/10/45 (c)(e)(g)	3,236,202	3,009,668
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 6.999% 7/15/39 (c)(d)(e)	800,000	756,437
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 5.899% 7/15/39 (c)(d)(e)	6,685,000	6,311,621
VMC Finance Ltd. floater Series 2021-HT1 Class B, 1 month U.S. LIBOR + 4.500% 6.656% 1/18/37 (c)(d)(e)	24,580,000	22,948,021
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class E, 4.7272% 10/15/45 (c)(e)	8,347,000	8,187,044
Class F, 4.7272% 10/15/45 (c)(e)	2,000,000	1,798,673
Series 2016-BNK1 Class D, 3% 8/15/49 (e)	6,979,000	4,392,272
Series 2016-NXS6 Class D, 3.059% 11/15/49 (e)	5,037,000	4,039,886
Series 2019-C52 Class C, 3.561% 8/15/52	883,000	757,711
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)(g)	3,955,000	145,326
Series 2011-C3:
Class D, 22.8133% 3/15/44 (c)(e)	1,543,667	657,602
Class E, 5% 3/15/44 (e)(g)	2,966,000	14,830
Series 2011-C5:
Class E, 5.5193% 11/15/44 (c)(e)	2,160,343	2,154,611
Class F, 5.25% 11/15/44 (c)(e)	3,500,000	3,210,990
Class G, 5.25% 11/15/44 (c)(e)	2,000,000	1,774,327
Series 2012-C7:
Class D, 4.6935% 6/15/45 (c)(e)(g)	2,380,000	1,106,700
Class F, 4.5% 6/15/45 (e)(g)	1,988,787	9,944
Series 2012-C8 Class E, 4.8877% 8/15/45 (c)(e)	1,218,230	1,215,640
Series 2013-C11:
Class D, 4.2295% 3/15/45 (c)(e)	5,765,000	5,566,007
Class E, 4.2295% 3/15/45 (c)(e)(g)	4,727,000	4,449,140
Series 2013-C13 Class D, 4.1453% 5/15/45 (c)(e)	3,955,000	3,768,512
Series 2013-C16 Class D, 4.9824% 9/15/46 (c)(e)	3,686,000	3,452,739
Series 2013-UBS1 Class D, 5.0243% 3/15/46 (c)(e)	4,538,000	4,379,093
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (c)(e)	6,725,000	5,525,167
Class PR2, 3.516% 6/5/35 (c)(e)	2,541,000	1,940,703
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,529,562,653)		1,375,761,716

Bank Loan Obligations - 1.6%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 7.346% 9/9/26 (c)(d)(i)	9,855,525	9,551,679
FINANCIALS - 1.3%
Diversified Financial Services - 1.3%
Agellan Portfolio 9% 8/7/25 (c)(g)(i)	6,611,000	6,611,000
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 5.000% 6.9586% 1/9/24 (c)(d)(g)(i)	25,400,000	24,638,000
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.450% 6.163% 1/21/27 (c)(d)(g)(i)	18,837,337	18,837,337
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 10.4992% 11/15/22 (c)(d)(g)(i)	29,336,049	28,896,009
		78,982,346
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.1223% 8/21/25 (c)(d)(i)	5,000,000	4,833,050
TOTAL BANK LOAN OBLIGATIONS
(Cost $94,828,325)		93,367,075

Preferred Securities - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP 7.125% (c)(j)	6,000,000	5,489,439
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (e)(g)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (d)(e)(g)	500,000	10,000

TOTAL FINANCIALS		10,122

TOTAL PREFERRED SECURITIES
(Cost $7,297,768)		5,499,561
	Shares	Value

Money Market Funds - 12.6%
Fidelity Cash Central Fund 2.01% (k)
(Cost $750,665,427)	750,562,333	750,712,446
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $5,758,048,253)		5,928,290,200
NET OTHER ASSETS (LIABILITIES) - 0.5%		30,866,775
NET ASSETS - 100%		$5,959,156,975

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,643,972,255 or 27.6% of net assets.

 (f) Non-income producing - Security is in default.

 (g) Level 3 security

 (h) Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$900,242,010	$2,807,769,871	$2,957,299,435	$1,918,932	$1,648	$(1,648)	$750,712,446	1.4%
Fidelity Securities Lending Cash Central Fund 2.01%	97,387,058	211,962,586	309,349,644	158,734	--	--	--	0.0%
Total	$997,629,068	$3,019,732,457	$3,266,649,079	$2,077,666	$1,648	$(1,648)	$750,712,446

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Great Ajax Corp.	$21,091,456	$--	$--	$1,647,267	$132,532	$(2,937,505)	$18,330,271
Great Ajax Corp. 7.25%	15,866,920	--	--	1,108,239	--	(727,616)	15,139,304
iStar Financial, Inc.	99,011,364	--	69,362,283	717,341	19,497,349	(47,773,093)	--
iStar Financial, Inc. Series D, 8.00%	9,002,613	--	209,391	333,650	360,589	(587,322)	--
iStar Financial, Inc. Series G, 7.65%	10,125,593	--	769,738	352,494	430,539	(993,861)	--
iStar Financial, Inc. Series I, 7.50%	14,635,390	--	--	518,152	518,153	(1,275,346)	--
Total	$169,733,336	$--	$70,341,412	$4,677,143	$20,939,162	$(54,294,743)	$33,469,575

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$47,022,553	$47,022,553	$--	$--
Financials	661,634,605	646,495,301	15,139,304	--
Industrials	16,382,223	16,382,223	--	--
Information Technology	9,797,103	9,797,103	--	--
Real Estate	1,931,025,883	1,902,986,636	28,039,247	--
Corporate Bonds	944,186,088	--	944,186,084	4
Asset-Backed Securities	92,859,673	--	92,859,403	270
Collateralized Mortgage Obligations	41,274	--	6,546	34,728
Commercial Mortgage Securities	1,375,761,716	--	1,332,377,079	43,384,637
Bank Loan Obligations	93,367,075	--	14,384,729	78,982,346
Preferred Securities	5,499,561	--	5,489,439	10,122
Money Market Funds	750,712,446	750,712,446	--	--
Total Investments in Securities:	$5,928,290,200	$3,373,396,262	$2,432,481,831	$122,412,107

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$62,599,936
Net Realized Gain (Loss) on Investment Securities	(754,542)
Net Unrealized Gain (Loss) on Investment Securities	(1,307,528)
Cost of Purchases	70,615,015
Proceeds of Sales	(52,181,134)
Amortization/Accretion	10,599
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$78,982,346
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(1,316,404)
Other Investments in Securities
Beginning Balance	$28,255,015
Net Realized Gain (Loss) on Investment Securities	(9,775,230)
Net Unrealized Gain (Loss) on Investment Securities	15,883,688
Cost of Purchases	2,332,987
Proceeds of Sales	(28,642,256)
Amortization/Accretion	(2,283,787)
Transfers into Level 3	44,339,019
Transfers out of Level 3	(6,679,675)
Ending Balance	$43,429,791
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$15,883,688

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	3.5%
BBB	2.9%
BB	8.5%
B	6.9%
CCC,CC,C	1.9%
Not Rated	18.5%
Equities	44.7%
Short-Term Investments and Net Other Assets	13.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,971,344,209)	$5,144,108,179
Fidelity Central Funds (cost $750,665,427)	750,712,446
Other affiliated issuers (cost $36,038,617)	33,469,575
Total Investment in Securities (cost $5,758,048,253)		$5,928,290,200
Foreign currency held at value (cost $22)		22
Receivable for investments sold		34,081,258
Receivable for fund shares sold		5,683,206
Dividends receivable		5,632,193
Interest receivable		21,122,788
Distributions receivable from Fidelity Central Funds		893,564
Total assets		5,995,703,231
Liabilities
Payable to custodian bank	$454,476
Payable for investments purchased	27,768,348
Payable for fund shares redeemed	4,723,014
Accrued management fee	2,545,283
Distribution and service plan fees payable	157,755
Other affiliated payables	801,385
Other payables and accrued expenses	95,995
Total liabilities		36,546,256
Net Assets		$5,959,156,975
Net Assets consist of:
Paid in capital		$5,657,114,971
Total accumulated earnings (loss)		302,042,004
Net Assets		$5,959,156,975
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($364,443,321 ÷ 29,177,843 shares)(a)		$12.49
Maximum offering price per share (100/96.00 of $12.49)		$13.01
Class M:
Net Asset Value and redemption price per share ($52,918,829 ÷ 4,235,559 shares)(a)		$12.49
Maximum offering price per share (100/96.00 of $12.49)		$13.01
Class C:
Net Asset Value and offering price per share ($89,134,560 ÷ 7,263,560 shares)(a)		$12.27
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($1,898,344,574 ÷ 150,852,231 shares)		$12.58
Class I:
Net Asset Value, offering price and redemption price per share ($1,946,852,211 ÷ 155,376,367 shares)		$12.53
Class Z:
Net Asset Value, offering price and redemption price per share ($1,607,463,480 ÷ 128,302,249 shares)		$12.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends (including $4,677,143 earned from other affiliated issuers)		$127,056,161
Interest		148,767,969
Income from Fidelity Central Funds (including $158,734 from security lending)		2,077,666
Total income		277,901,796
Expenses
Management fee	$36,893,187
Transfer agent fees	9,385,620
Distribution and service plan fees	2,172,500
Accounting fees	1,437,972
Custodian fees and expenses	42,663
Independent trustees' fees and expenses	23,295
Registration fees	222,162
Audit	101,789
Legal	5,520
Miscellaneous	30,411
Total expenses before reductions	50,315,119
Expense reductions	(224,659)
Total expenses after reductions		50,090,460
Net investment income (loss)		227,811,336
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,953,907
Fidelity Central Funds	1,648
Other affiliated issuers	20,939,162
Foreign currency transactions	81,596
Total net realized gain (loss)		117,976,313
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(636,791,596)
Fidelity Central Funds	(1,648)
Other affiliated issuers	(54,294,743)
Assets and liabilities in foreign currencies	(393)
Total change in net unrealized appreciation (depreciation)		(691,088,380)
Net gain (loss)		(573,112,067)
Net increase (decrease) in net assets resulting from operations		$(345,300,731)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$227,811,336	$173,083,539
Net realized gain (loss)	117,976,313	62,884,184
Change in net unrealized appreciation (depreciation)	(691,088,380)	1,137,122,779
Net increase (decrease) in net assets resulting from operations	(345,300,731)	1,373,090,502
Distributions to shareholders	(182,301,772)	(214,833,122)
Share transactions - net increase (decrease)	(582,517,493)	605,814,975
Total increase (decrease) in net assets	(1,110,119,996)	1,764,072,355
Net Assets
Beginning of period	7,069,276,971	5,305,204,616
End of period	$5,959,156,975	$7,069,276,971

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$11.02	$12.43	$11.99	$12.32
Income from Investment Operations
Net investment income (loss)A,B	.39	.33	.45	.51	.47
Net realized and unrealized gain (loss)	(1.03)	2.53	(1.25)	.65	(.22)
Total from investment operations	(.64)	2.86	(.80)	1.16	.25
Distributions from net investment income	(.28)	(.42)C	(.44)	(.51)	(.45)
Distributions from net realized gain	(.02)	(.03)C	(.16)	(.21)	(.13)
Total distributions	(.30)	(.45)	(.61)D	(.72)	(.58)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$12.49	$13.43	$11.02	$12.43	$11.99
Total ReturnF,G	(4.83)%	26.64%	(6.88)%	10.15%	2.13%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	.98%	.99%	1.01%	1.01%	1.02%
Expenses net of fee waivers, if any	.98%	.99%	1.01%	1.01%	1.02%
Expenses net of all reductions	.98%	.99%	1.00%	1.01%	1.01%
Net investment income (loss)	2.97%	2.75%	3.85%	4.29%	3.98%
Supplemental Data
Net assets, end of period (000 omitted)	$364,443	$384,382	$324,031	$325,296	$297,722
Portfolio turnover rateJ	42%	26%	32%K	17%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.43	$11.02	$12.43	$11.99	$12.32
Income from Investment Operations
Net investment income (loss)A,B	.39	.33	.45	.51	.47
Net realized and unrealized gain (loss)	(1.03)	2.53	(1.26)	.65	(.22)
Total from investment operations	(.64)	2.86	(.81)	1.16	.25
Distributions from net investment income	(.28)	(.42)C	(.44)	(.51)	(.45)
Distributions from net realized gain	(.02)	(.03)C	(.16)	(.21)	(.13)
Total distributions	(.30)	(.45)	(.60)	(.72)	(.58)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$12.49	$13.43	$11.02	$12.43	$11.99
Total ReturnE,F	(4.85)%	26.62%	(6.89)%	10.12%	2.10%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	.99%	1.01%	1.03%	1.04%	1.04%
Expenses net of fee waivers, if any	.99%	1.01%	1.03%	1.04%	1.04%
Expenses net of all reductions	.99%	1.01%	1.03%	1.04%	1.04%
Net investment income (loss)	2.97%	2.73%	3.82%	4.26%	3.95%
Supplemental Data
Net assets, end of period (000 omitted)	$52,919	$57,338	$49,387	$60,540	$55,175
Portfolio turnover rateI	42%	26%	32%J	17%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.21	$10.88	$12.28	$11.85	$12.20
Income from Investment Operations
Net investment income (loss)A,B	.29	.24	.36	.42	.38
Net realized and unrealized gain (loss)	(1.01)	2.48	(1.23)	.64	(.22)
Total from investment operations	(.72)	2.72	(.87)	1.06	.16
Distributions from net investment income	(.20)	(.36)C	(.36)	(.42)	(.37)
Distributions from net realized gain	(.02)	(.03)C	(.16)	(.21)	(.13)
Total distributions	(.22)	(.39)	(.53)D	(.63)	(.51)D
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$12.27	$13.21	$10.88	$12.28	$11.85
Total ReturnF,G	(5.54)%	25.64%	(7.50)%	9.34%	1.31%
Ratios to Average Net AssetsB,H,I
Expenses before reductions	1.72%	1.74%	1.76%	1.76%	1.76%
Expenses net of fee waivers, if any	1.72%	1.74%	1.76%	1.76%	1.76%
Expenses net of all reductions	1.72%	1.74%	1.76%	1.76%	1.76%
Net investment income (loss)	2.23%	2.00%	3.09%	3.54%	3.23%
Supplemental Data
Net assets, end of period (000 omitted)	$89,135	$120,072	$150,653	$210,156	$227,458
Portfolio turnover rateJ	42%	26%	32%K	17%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.52	$11.09	$12.50	$12.05	$12.38
Income from Investment Operations
Net investment income (loss)A,B	.43	.37	.48	.54	.51
Net realized and unrealized gain (loss)	(1.03)	2.53	(1.25)	.66	(.22)
Total from investment operations	(.60)	2.90	(.77)	1.20	.29
Distributions from net investment income	(.32)	(.44)C	(.48)	(.54)	(.48)
Distributions from net realized gain	(.02)	(.03)C	(.16)	(.21)	(.13)
Total distributions	(.34)	(.47)	(.64)	(.75)	(.62)D
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$12.58	$13.52	$11.09	$12.50	$12.05
Total ReturnF	(4.56)%	26.88%	(6.58)%	10.47%	2.40%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	.71%	.72%	.73%	.75%	.75%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.75%	.75%
Expenses net of all reductions	.71%	.72%	.73%	.75%	.75%
Net investment income (loss)	3.24%	3.02%	4.12%	4.55%	4.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,898,345	$2,777,243	$2,205,319	$2,691,820	$2,531,397
Portfolio turnover rateI	42%	26%	32%J	17%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$13.47	$11.04	$12.45	$12.01	$12.34
Income from Investment Operations
Net investment income (loss)A,B	.43	.37	.48	.54	.51
Net realized and unrealized gain (loss)	(1.03)	2.53	(1.25)	.65	(.22)
Total from investment operations	(.60)	2.90	(.77)	1.19	.29
Distributions from net investment income	(.32)	(.44)C	(.47)	(.54)	(.49)
Distributions from net realized gain	(.02)	(.03)C	(.16)	(.21)	(.13)
Total distributions	(.34)	(.47)	(.64)D	(.75)	(.62)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$12.53	$13.47	$11.04	$12.45	$12.01
Total ReturnF	(4.57)%	27.03%	(6.62)%	10.43%	2.41%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	.71%	.71%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.71%	.71%	.74%	.74%	.75%
Expenses net of all reductions	.71%	.71%	.74%	.74%	.75%
Net investment income (loss)	3.24%	3.03%	4.11%	4.55%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,946,852	$2,810,475	$1,782,594	$2,386,308	$2,142,260
Portfolio turnover rateI	42%	26%	32%J	17%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$13.47	$11.04	$12.45	$11.74
Income from Investment Operations
Net investment income (loss)B,C	.44	.38	.49	.47
Net realized and unrealized gain (loss)	(1.02)	2.53	(1.25)	.67
Total from investment operations	(.58)	2.91	(.76)	1.14
Distributions from net investment income	(.34)	(.45)D	(.49)	(.42)
Distributions from net realized gain	(.02)	(.03)D	(.16)	(.02)
Total distributions	(.36)	(.48)	(.65)	(.43)E
Net asset value, end of period	$12.53	$13.47	$11.04	$12.45
Total ReturnF,G	(4.44)%	27.15%	(6.50)%	10.00%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.59%	.60%	.62%	.62%J
Expenses net of fee waivers, if any	.59%	.60%	.62%	.62%J
Expenses net of all reductions	.59%	.60%	.61%	.62%J
Net investment income (loss)	3.36%	3.14%	4.24%	4.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,607,463	$919,766	$793,220	$467,324
Portfolio turnover rateK	42%	26%	32%L	17%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$ 4	Recovery value	Recovery value	$0.00	Increase
Asset-Backed Securities	$270	Indicative market price	Evaluated bid	$0.00 - $0.01 / $0.01	Increase
Commercial Mortgage Securities	$43,384,637	Indicative market price	Evaluated bid	$0.00 - $92.24 / $63.77	Increase
Preferred Securities	$10,122	Indicative market price	Evaluated bid	$0.00 - $2.00 / $1.98	Increase
Bank Loan Obligations	$78,982,346	Discounted cash flow	Yield	8.3% - 18.5% / 12.2%	Decrease
Collateralized Mortgage Obligations	$34,728	Indicative market price	Evaluated bid	$75.32	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain conversion ratio adjustments, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$550,431,201
Gross unrealized depreciation	(388,773,015)
Net unrealized appreciation (depreciation)	$161,658,186
Tax Cost	$5,766,632,014

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$42,227,246
Undistributed long-term capital gain	$98,273,274
Net unrealized appreciation (depreciation) on securities and other investments	$161,658,186

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$171,594,973	$ 201,926,110
Long-term Capital Gains	10,706,799	12,907,012
Total	$182,301,772	$ 214,833,122

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Income Fund	2,717,712,451	3,177,922,954

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$954,810	$36,029
Class M	-%	.25%	139,274	163
Class C	.75%	.25%	1,078,416	115,448
			$2,172,500	$151,640

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$22,047
Class M	3,822
Class C(a)	5,278
$31,147

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$694,729.18
Class M	105,234.19
Class C	188,825.17
Real Estate Income	4,217,857.16
Class I	3,496,862.16
Class Z	682,113.04
	$9,385,620

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Income Fund	$21,837

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Real Estate Income Fund	29,880,886	43,258,897	3,391,958

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate Income Fund	$8,991

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Income Fund	$16,034	$7,964	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,259.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $222,400.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Real Estate Income Fund
Distributions to shareholders
Class A	$8,818,580	$12,331,880
Class M	1,275,531	1,887,965
Class C	1,818,918	4,798,344
Real Estate Income	67,601,059	81,764,089
Class I	55,434,062	86,521,059
Class Z	47,353,622	27,529,785
Total	$182,301,772	$214,833,122

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Real Estate Income Fund
Class A
Shares sold	5,531,610	8,136,569	$72,570,914	$101,075,219
Reinvestment of distributions	513,437	801,826	6,723,485	9,213,403
Shares redeemed	(5,497,840)	(9,710,895)	(71,617,823)	(115,179,123)
Net increase (decrease)	547,207	(772,500)	$7,676,576	$(4,890,501)
Class M
Shares sold	573,436	487,991	$7,485,522	$6,084,348
Reinvestment of distributions	95,811	162,222	1,255,521	1,864,757
Shares redeemed	(703,618)	(860,551)	(9,213,383)	(10,214,340)
Net increase (decrease)	(34,371)	(210,338)	$(472,340)	$(2,265,235)
Class C
Shares sold	795,990	989,182	$10,421,747	$12,002,432
Reinvestment of distributions	137,493	411,102	1,780,331	4,669,922
Shares redeemed	(2,761,921)	(6,160,079)	(35,374,652)	(73,385,638)
Net increase (decrease)	(1,828,438)	(4,759,795)	$(23,172,574)	$(56,713,284)
Real Estate Income
Shares sold	45,578,678	74,411,219	$609,828,801	$925,077,942
Reinvestment of distributions	4,627,906	6,329,008	61,214,036	73,049,209
Shares redeemed	(104,743,578)	(74,275,882)	(1,345,838,761)	(890,231,669)
Net increase (decrease)	(54,536,994)	6,464,345	$(674,795,924)	$107,895,482
Class I
Shares sold	51,885,027	103,155,973	$688,287,283	$1,245,278,753
Reinvestment of distributions	3,827,145	6,802,374	50,268,241	78,374,070
Shares redeemed	(109,053,815)	(62,658,053)	(1,441,761,631)	(740,583,076)
Net increase (decrease)	(53,341,643)	47,300,294	$(703,206,107)	$583,069,747
Class Z
Shares sold	110,101,188	33,570,549	$1,472,830,240	$409,694,150
Reinvestment of distributions	3,202,845	1,849,171	42,119,423	21,304,595
Shares redeemed	(53,304,114)	(38,953,817)	(703,496,787)	(452,279,979)
Net increase (decrease)	59,999,919	(3,534,097)	$811,452,876	$(21,281,234)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity Real Estate Income Fund	15%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Real Estate Income Fund
Class A	.98%
Actual		$1,000.00	$947.60	$4.73
Hypothetical-C		$1,000.00	$1,019.93	$4.91
Class M	.99%
Actual		$1,000.00	$946.90	$4.78
Hypothetical-C		$1,000.00	$1,019.89	$4.96
Class C	1.73%
Actual		$1,000.00	$943.50	$8.34
Hypothetical- C		$1,000.00	$1,016.22	$8.65
Real Estate Income	.71%
Actual		$1,000.00	$948.20	$3.43
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class I	.72%
Actual		$1,000.00	$948.80	$3.48
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class Z	.59%
Actual		$1,000.00	$949.30	$2.85
Hypothetical-C		$1,000.00	$1,021.87	$2.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $133,156,561, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $59,504,727 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $44,349,229 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Real Estate Income	Class I	Class Z
Fidelity Real Estate Income Fund
September 2021	7%	8%	–	3%	4%	3%
December 2021	4%	4%	5%	3%	3%	3%
June 2022	5%	5%	7%	4%	4%	4%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Real Estate Income	Class I	Class Z
Fidelity Real Estate Income Fund
September 2021	8%	9%	–	4%	4%	3%
December 2021	4%	4%	5%	4%	4%	4%
June 2022	7%	7%	11%	7%	6%	6%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

	Class A	Class M	Class C	Real Estate Income	Class I	Class Z
Fidelity Real Estate Income Fund
September 2021	93%	92%	–	44%	47%	35%
December 2021	47%	48%	62%	44%	44%	42%
June 2022	92%	92%	90%	83%	82%	78%

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in March 2019 and July 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

2021 Total Return % vs. Lipper Real Estate Funds and BofA RE/MSCI REIT/NAREIT:

75% beaten
25% beaten
Benchmark
Retail Class
40.000
35.000
30.000
25.000
20.000
15.000
10.000
36.980
29.910
24.607
12.893
45.000
40.000
35.000
30.000
25.000
44.340
31.320
29.319
26.256
55.000
50.000
45.000
40.000
35.000
30.000
51.870
34.860
40.886
31.728
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class Z	9%	-	-
Retail Class	9%	21%	47%
Class A	8%	18%	37%
Class C	7%	13%	23%
Class I	9%	21%	45%
Class M	8%	18%	36%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

REI-ANN-0922
1.788862.119

Fidelity® Small Cap Growth Fund

Annual Report

July 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(25.19)%	9.73%	12.81%
Class M (incl. 3.50% sales charge)	(23.62)%	9.96%	12.77%
Class C (incl. contingent deferred sales charge)	(21.88)%	10.19%	12.79%
Fidelity® Small Cap Growth Fund	(20.42)%	11.34%	13.81%
Class I	(20.42)%	11.32%	13.80%
Class Z	(20.33)%	11.48%	13.88%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$36,456	Fidelity® Small Cap Growth Fund
$27,529	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -21% to -20%, outperforming the -23.18% result of the benchmark Russell 2000® Growth Index. Versus the benchmark, security selection was the primary contributor. Specifically, security selection in industrials, communication services and health care bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Antero Resources (+193%). Also boosting value was our outsized stake in SiTime, which gained 37%. SiTime was among our largest holdings. The fund's non-benchmark stake in Builders FirstSource, another of the fund's biggest holdings this period, gained 53%. Conversely, the primary detractor from performance versus the benchmark was our stock picks in consumer discretionary. Weak picks in utilities also hindered the fund's relative result. Also hampering the fund's relative result was an underweighting in the consumer staples sector, especially within the food, beverage & tobacco segment. The biggest individual relative detractor was an overweight position in Figs (-74%), which was a position we established the past year. Other notable relative detractors were overweights in Porch (-89%) and American Eagle Outfitters (-62%), the latter a position that was sold the past 12 months. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Crocs, Inc.	1.3
Bumble, Inc.	1.3
CACI International, Inc. Class A	1.3
TechTarget, Inc.	1.3
Avid Technology, Inc.	1.3
Insulet Corp.	1.2
SiTime Corp.	1.2
Performance Food Group Co.	1.1
Molina Healthcare, Inc.	1.0
Acadia Healthcare Co., Inc.	1.0
12.0

Market Sectors as of July 31, 2022

% of fund's net assets
Health Care	24.3
Industrials	19.6
Information Technology	18.4
Consumer Discretionary	11.5
Financials	5.7
Energy	5.4
Communication Services	4.9
Materials	4.3
Consumer Staples	3.7
Utilities	1.1
Real Estate	0.5

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	97.3%
Convertible Securities	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 8.7%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 0.2%
IDT Corp. Class B (a)	332,547	$8,656,198
Interactive Media & Services - 2.2%
Bumble, Inc. (a)(b)	1,841,305	69,822,286
CarGurus, Inc. Class A (a)	1,114,796	27,078,395
Cars.com, Inc. (a)	1,512,072	17,781,967
		114,682,648
Media - 1.8%
Nexstar Broadcasting Group, Inc. Class A	133,718	25,188,460
TechTarget, Inc. (a)(b)	1,030,297	67,165,061
		92,353,521
Wireless Telecommunication Services - 0.5%
Gogo, Inc. (a)	1,691,232	29,359,788

TOTAL COMMUNICATION SERVICES		245,052,155

CONSUMER DISCRETIONARY - 11.5%
Auto Components - 1.1%
Autoliv, Inc.	166,663	14,333,018
Fox Factory Holding Corp. (a)	258,877	24,505,297
Gentherm, Inc. (a)	309,418	19,976,026
		58,814,341
Diversified Consumer Services - 1.4%
Duolingo, Inc. (a)(b)	144,178	13,228,332
Grand Canyon Education, Inc. (a)	288,744	27,739,636
H&R Block, Inc.	488,528	19,521,579
Rover Group, Inc. Class A (a)(b)(c)	2,437,923	10,653,724
		71,143,271
Hotels, Restaurants & Leisure - 2.4%
Churchill Downs, Inc.	180,670	37,904,566
Dutch Bros, Inc. (b)	451,098	16,911,664
Everi Holdings, Inc. (a)	881,497	16,933,557
Kura Sushi U.S.A., Inc. Class A (a)(b)	185,923	15,699,338
Lindblad Expeditions Holdings (a)(c)	3,166,339	25,014,078
SeaWorld Entertainment, Inc. (a)	255,200	12,180,696
		124,643,899
Household Durables - 0.7%
GoPro, Inc. Class A (a)	1,799,915	11,447,459
Helen of Troy Ltd. (a)	47,261	6,323,049
Lovesac (a)(b)	687,857	21,433,624
		39,204,132
Internet & Direct Marketing Retail - 0.3%
BARK, Inc. (a)(b)(c)	2,112,748	3,021,230
BARK, Inc. (a)(c)(d)	1,195,200	1,709,136
BARK, Inc. warrants 8/29/25 (a)(c)	576,984	92,317
Porch Group, Inc. Class A (a)(b)	3,189,020	6,154,809
thredUP, Inc. (a)	1,201,224	2,702,754
Xometry, Inc.	27,205	1,033,790
		14,714,036
Specialty Retail - 3.7%
Aritzia, Inc. (a)	1,008,200	31,807,645
Boot Barn Holdings, Inc. (a)	136,200	8,485,260
Dick's Sporting Goods, Inc. (b)	226,945	21,239,783
Fanatics, Inc. Class A (d)(e)	726,062	46,918,126
Five Below, Inc. (a)	105,889	13,455,315
Floor & Decor Holdings, Inc. Class A (a)(b)	315,507	25,420,399
Lithia Motors, Inc. Class A (sub. vtg.) (b)	63,793	16,923,007
Williams-Sonoma, Inc. (b)	189,030	27,299,713
		191,549,248
Textiles, Apparel & Luxury Goods - 1.9%
Algolia, Inc. (d)(e)	234,640	4,310,337
Crocs, Inc. (a)	1,010,060	72,360,694
Kontoor Brands, Inc.	703,710	25,685,415
		102,356,446

TOTAL CONSUMER DISCRETIONARY		602,425,373

CONSUMER STAPLES - 3.7%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	35,300	13,429,179
Food & Staples Retailing - 3.1%
BJ's Wholesale Club Holdings, Inc. (a)	651,684	44,119,007
Grocery Outlet Holding Corp. (a)(b)	480,137	20,511,453
Performance Food Group Co. (a)	1,183,386	58,826,118
U.S. Foods Holding Corp. (a)	1,216,692	38,325,798
		161,782,376
Food Products - 0.0%
The Real Good Food Co. LLC:
Class B (e)	248,958	2
Class B unit (f)	248,958	1,618,227
		1,618,229
Personal Products - 0.3%
The Beauty Health Co. (a)(b)	1,138,082	15,159,252

TOTAL CONSUMER STAPLES		191,989,036

ENERGY - 5.4%
Energy Equipment & Services - 0.7%
TechnipFMC PLC (a)	4,608,288	37,281,050
Oil, Gas & Consumable Fuels - 4.7%
Antero Resources Corp. (a)	1,203,248	47,696,751
Civitas Resources, Inc.	224,454	13,233,808
Denbury, Inc. (a)	497,105	35,746,821
Enviva, Inc.	541,098	37,676,654
Genesis Energy LP	3,223,658	32,204,343
HF Sinclair Corp.	374,588	17,912,798
Northern Oil & Gas, Inc.	489,453	14,110,930
PDC Energy, Inc.	151,851	9,975,092
Range Resources Corp. (a)	1,195,382	39,531,283
		248,088,480

TOTAL ENERGY		285,369,530

FINANCIALS - 5.7%
Banks - 1.8%
East West Bancorp, Inc.	153,111	10,990,308
First Interstate Bancsystem, Inc.	275,678	11,242,149
Glacier Bancorp, Inc.	240,923	12,067,833
Independent Bank Group, Inc.	124,962	8,837,313
Metropolitan Bank Holding Corp. (a)	63,077	4,376,282
PacWest Bancorp	389,072	10,905,688
Pinnacle Financial Partners, Inc.	166,649	13,181,936
Silvergate Capital Corp. (a)	170,646	15,919,565
Starling Bank Ltd. Series D (a)(d)(e)	1,942,800	5,578,891
		93,099,965
Capital Markets - 1.8%
Impax Asset Management Group PLC	4,752	41,493
Lazard Ltd. Class A	380,975	14,351,328
LPL Financial	131,239	27,549,691
Morningstar, Inc.	40,753	10,406,279
Perella Weinberg Partners (a)(d)	2,039,500	14,378,475
StepStone Group, Inc. Class A	743,449	19,805,481
StoneX Group, Inc. (a)	98,443	8,577,339
		95,110,086
Insurance - 1.7%
American Financial Group, Inc.	204,618	27,353,334
Assurant, Inc.	173,152	30,436,659
BRP Group, Inc. (a)(b)	1,122,609	30,950,330
		88,740,323
Thrifts & Mortgage Finance - 0.4%
Walker & Dunlop, Inc.	197,591	22,256,650

TOTAL FINANCIALS		299,207,024

HEALTH CARE - 23.9%
Biotechnology - 7.8%
4D Molecular Therapeutics, Inc. (a)(b)	305,631	2,872,931
ADC Therapeutics SA (a)	213,636	1,583,043
ALX Oncology Holdings, Inc. (a)(b)	800,990	7,753,583
Argenx SE ADR (a)	96,191	35,033,724
Ascendis Pharma A/S sponsored ADR (a)	227,635	19,469,622
Bicycle Therapeutics PLC ADR (a)	172,519	4,064,548
Blueprint Medicines Corp. (a)	475,076	24,257,381
Celldex Therapeutics, Inc. (a)	545,881	16,769,464
Century Therapeutics, Inc. (a)	435,492	4,603,150
Cyteir Therapeutics, Inc. (a)	642,162	1,868,691
Cytokinetics, Inc. (a)	789,181	33,406,032
Day One Biopharmaceuticals, Inc. (a)	506,574	8,677,613
Erasca, Inc.	1,216,416	9,171,777
Exelixis, Inc. (a)	705,503	14,759,123
Global Blood Therapeutics, Inc. (a)(b)	640,134	20,945,184
Graphite Bio, Inc. (a)	453,675	1,429,076
Halozyme Therapeutics, Inc. (a)	302,034	14,769,463
Imago BioSciences, Inc.	514,475	8,283,048
Immunocore Holdings PLC ADR (a)(b)	321,548	14,836,225
Instil Bio, Inc. (a)	1,587,336	8,952,575
Janux Therapeutics, Inc. (a)	430,342	5,344,848
Keros Therapeutics, Inc. (a)	267,627	8,585,474
Monte Rosa Therapeutics, Inc. (a)(b)	642,654	5,828,872
Morphic Holding, Inc. (a)	369,421	9,778,574
Nuvalent, Inc. Class A (a)	545,683	8,108,849
Prelude Therapeutics, Inc. (a)	694,139	3,470,695
PTC Therapeutics, Inc. (a)	463,056	20,166,089
Relay Therapeutics, Inc. (a)(b)	454,395	8,642,593
Repare Therapeutics, Inc. (a)(b)	454,928	5,750,290
Tango Therapeutics, Inc. (a)	499,400	2,042,546
Tenaya Therapeutics, Inc. (a)	813,356	3,879,708
Tyra Biosciences, Inc.	700,832	7,463,861
United Therapeutics Corp. (a)	107,543	24,849,961
Vaxcyte, Inc. (a)	256,586	5,922,005
Vericel Corp. (a)	297,679	9,686,475
Verve Therapeutics, Inc. (a)(b)	549,924	13,539,129
Xenon Pharmaceuticals, Inc. (a)	348,595	11,555,924
		408,122,146
Health Care Equipment & Supplies - 5.0%
Angiodynamics, Inc. (a)	63,990	1,451,933
Envista Holdings Corp. (a)	620,802	25,235,601
Figs, Inc. Class A (a)(b)	4,176,950	44,150,362
Globus Medical, Inc. (a)(b)	261,228	15,331,471
Haemonetics Corp. (a)	406,944	28,278,539
Insulet Corp. (a)	259,941	64,413,380
Integer Holdings Corp. (a)	320,961	22,431,964
LivaNova PLC (a)	266,242	16,951,628
Minerva Surgical, Inc.	517,056	1,344,346
NeuroPace, Inc. (a)(b)	1,164,662	6,824,919
TransMedics Group, Inc. (a)	836,176	33,764,787
		260,178,930
Health Care Providers & Services - 6.5%
1Life Healthcare, Inc. (a)	652,448	11,052,469
Acadia Healthcare Co., Inc. (a)	639,373	53,010,415
AdaptHealth Corp. (a)	647,198	14,309,548
agilon health, Inc. (a)(b)	1,549,177	38,775,900
Guardant Health, Inc. (a)	261,914	13,140,225
Molina Healthcare, Inc. (a)	163,619	53,621,219
Option Care Health, Inc. (a)	1,163,572	39,096,019
Owens & Minor, Inc.	723,424	25,616,444
R1 Rcm, Inc. (a)	1,738,361	43,459,025
Surgery Partners, Inc. (a)	908,546	35,778,541
Tenet Healthcare Corp. (a)	182,842	12,089,513
		339,949,318
Health Care Technology - 2.6%
Doximity, Inc. (a)(b)	279,872	11,844,183
Evolent Health, Inc. (a)	1,095,412	37,233,054
Inspire Medical Systems, Inc. (a)	207,060	43,273,469
OptimizeRx Corp. (a)(b)	186,249	4,185,015
Phreesia, Inc. (a)	1,316,282	30,919,464
Schrodinger, Inc. (a)	222,140	6,952,982
		134,408,167
Life Sciences Tools & Services - 1.0%
Absci Corp. (b)	835,790	2,749,749
Olink Holding AB ADR (a)(b)	876,589	11,790,122
Syneos Health, Inc. (a)	372,286	29,462,714
Veterinary Emergency Group LLC Class A (d)(e)(g)	190,561	9,980,404
		53,982,989
Pharmaceuticals - 1.0%
Arvinas Holding Co. LLC (a)	286,453	15,213,519
DICE Therapeutics, Inc. (b)	511,092	8,811,226
Edgewise Therapeutics, Inc. (a)	797,917	7,715,857
Ikena Oncology, Inc. (a)	698,537	3,534,597
NGM Biopharmaceuticals, Inc. (a)	369,315	5,347,681
Pharvaris BV (a)(b)	698,859	14,745,925
		55,368,805

TOTAL HEALTH CARE		1,252,010,355

INDUSTRIALS - 18.7%
Aerospace & Defense - 1.7%
AeroVironment, Inc. (a)	140,383	12,162,783
BWX Technologies, Inc.	400,135	22,679,652
Curtiss-Wright Corp.	291,612	41,828,825
Dassault Aviation SA	77,100	10,992,608
		87,663,868
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	584,325	18,312,746
Hub Group, Inc. Class A (a)	178,906	13,668,418
		31,981,164
Building Products - 1.8%
Builders FirstSource, Inc. (a)	354,793	24,125,924
Carlisle Companies, Inc.	70,116	20,761,348
The AZEK Co., Inc. (a)(b)	1,089,630	22,533,548
UFP Industries, Inc.	292,957	27,013,565
		94,434,385
Commercial Services & Supplies - 0.7%
Driven Brands Holdings, Inc. (a)	766,892	23,298,179
HNI Corp.	395,083	13,954,332
		37,252,511
Construction & Engineering - 2.0%
EMCOR Group, Inc.	39,803	4,631,875
NV5 Global, Inc. (a)	105,163	14,260,103
Valmont Industries, Inc.	132,475	35,964,313
Willscot Mobile Mini Holdings (a)	1,309,380	50,555,162
		105,411,453
Electrical Equipment - 2.7%
Acuity Brands, Inc.	114,305	20,849,232
Array Technologies, Inc. (a)(b)	1,668,710	28,117,764
Atkore, Inc. (a)	119,886	11,901,083
nVent Electric PLC (b)	816,435	28,828,320
Regal Rexnord Corp.	247,760	33,274,168
Sunrun, Inc. (a)	492,900	16,112,901
		139,083,468
Machinery - 2.9%
Chart Industries, Inc. (a)(b)	69,644	13,586,848
Crane Holdings Co.	441,531	43,680,662
Federal Signal Corp.	663,192	27,535,732
ITT, Inc.	228,620	17,153,359
Mueller Industries, Inc.	373,404	25,141,291
Terex Corp. (b)	689,100	23,091,741
		150,189,633
Marine - 0.4%
Kirby Corp. (a)	310,018	19,667,542
Professional Services - 4.4%
Alight, Inc. Class A (a)	2,129,037	16,052,939
ASGN, Inc. (a)	343,890	35,682,026
CACI International, Inc. Class A (a)	228,787	69,160,022
CRA International, Inc.	10,066	996,635
First Advantage Corp. (a)	353,852	4,964,544
FTI Consulting, Inc. (a)	208,458	34,095,390
Insperity, Inc.	29,630	3,251,596
KBR, Inc.	962,914	51,255,912
Korn Ferry	176,749	11,578,827
TriNet Group, Inc. (a)	63,024	5,199,480
		232,237,371
Trading Companies & Distributors - 1.5%
Applied Industrial Technologies, Inc.	382,102	38,435,640
Beacon Roofing Supply, Inc. (a)	534,091	32,056,142
Custom Truck One Source, Inc. Class A (a)(b)	1,682,187	10,412,738
		80,904,520

TOTAL INDUSTRIALS		978,825,915

INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 0.7%
Lumentum Holdings, Inc. (a)(b)	252,318	22,824,686
NetScout Systems, Inc. (a)	363,788	12,943,577
		35,768,263
Electronic Equipment & Components - 2.0%
Fabrinet (a)	332,297	31,920,450
Insight Enterprises, Inc. (a)	180,180	16,830,614
TD SYNNEX Corp.	411,676	41,340,504
Vontier Corp.	561,535	14,487,603
		104,579,171
IT Services - 3.2%
Concentrix Corp.	326,919	43,728,685
ExlService Holdings, Inc. (a)	291,243	49,036,584
Flywire Corp. (a)	207,324	4,863,821
Genpact Ltd.	549,654	26,427,364
Perficient, Inc. (a)	123,149	12,994,682
Verra Mobility Corp. (a)	2,020,288	33,314,549
		170,365,685
Semiconductors & Semiconductor Equipment - 3.3%
AEHR Test Systems (a)(b)	604,759	6,900,300
Cirrus Logic, Inc. (a)	346,585	29,619,154
eMemory Technology, Inc.	278,000	11,015,527
Lattice Semiconductor Corp. (a)	186,000	11,439,000
MACOM Technology Solutions Holdings, Inc. (a)	503,133	29,151,526
Nova Ltd. (a)	233,752	24,625,773
SiTime Corp. (a)	338,388	62,933,400
		175,684,680
Software - 6.9%
Alkami Technology, Inc. (a)(b)	891,781	12,413,592
Avalara, Inc. (a)(b)	222,632	19,462,489
Braze, Inc. (b)	195,260	8,487,952
CCC Intelligent Solutions Holdings, Inc. (a)(d)	48,511	484,625
Confluent, Inc. (a)(b)	289,921	7,378,489
CyberArk Software Ltd. (a)(b)	163,155	21,231,360
DoubleVerify Holdings, Inc. (a)(b)	1,148,072	26,325,291
Dynatrace, Inc. (a)	1,088,111	40,945,617
Elastic NV (a)	384,820	30,743,270
Five9, Inc. (a)	98,895	10,692,527
GitLab, Inc. (b)	144,960	8,320,704
KnowBe4, Inc. (a)(b)	2,099,071	29,995,725
Rapid7, Inc. (a)	226,007	14,457,668
Sprout Social, Inc. (a)(b)	943,800	49,171,980
TECSYS, Inc. (b)	706,729	21,595,647
Tenable Holdings, Inc. (a)	1,293,943	50,010,897
WalkMe Ltd. (a)(b)	886,803	8,335,948
		360,053,781
Technology Hardware, Storage & Peripherals - 1.3%
Avid Technology, Inc. (a)(c)	2,341,997	65,716,436

TOTAL INFORMATION TECHNOLOGY		912,168,016

MATERIALS - 4.3%
Chemicals - 2.7%
Cabot Corp. (b)	705,746	52,408,698
Element Solutions, Inc.	1,007,607	19,910,314
Huntsman Corp.	526,478	15,246,803
The Chemours Co. LLC	718,592	25,574,689
Valvoline, Inc.	865,611	27,889,986
		141,030,490
Construction Materials - 0.2%
Eagle Materials, Inc.	96,082	12,149,569
Containers & Packaging - 0.6%
Ardagh Metal Packaging SA (a)(d)	1,634,000	11,045,840
O-I Glass, Inc. (a)	1,506,398	22,159,115
		33,204,955
Metals & Mining - 0.8%
Arconic Corp. (a)	446,631	13,492,723
Iluka Resources Ltd.	3,589,528	24,362,208
Sierra Rutile Holdings Ltd. (a)	3,589,528	806,574
		38,661,505

TOTAL MATERIALS		225,046,519

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Terreno Realty Corp.	150,786	9,446,743
Real Estate Management & Development - 0.3%
Compass, Inc. (a)	13	50
Jones Lang LaSalle, Inc. (a)	101,342	19,322,879
		19,322,929

TOTAL REAL ESTATE		28,769,672

UTILITIES - 1.1%
Independent Power and Renewable Electricity Producers - 1.1%
NextEra Energy Partners LP	149,886	12,401,568
Sunnova Energy International, Inc. (a)	601,900	15,661,438
Vistra Corp.	1,070,339	27,668,263
		55,731,269
TOTAL COMMON STOCKS
(Cost $4,878,557,152)		5,076,594,864

Convertible Preferred Stocks - 2.5%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
Reddit, Inc. Series F (d)(e)	253,500	9,972,690
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (d)(e)	53,800	988,306
HEALTH CARE - 0.4%
Biotechnology - 0.4%
Bright Peak Therapeutics AG Series B (a)(d)(e)	1,079,522	2,482,901
Caris Life Sciences, Inc. Series D (a)(d)(e)	780,603	4,324,541
LifeMine Therapeutics, Inc. Series C (d)(e)	2,048,403	3,502,769
Sonoma Biotherapeutics, Inc.:
Series B (d)(e)	2,370,360	3,318,504
Series B1 (d)(e)	1,264,171	1,769,839
T-Knife Therapeutics, Inc. Series B (a)(d)(e)	1,097,257	3,489,277
Treeline Biosciences Series A (d)(e)	115,000	545,100
		19,432,931
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (a)(d)(e)	3,017,761	2,263,321
Health Care Technology - 0.0%
Wugen, Inc. Series B (a)(d)(e)	326,496	1,413,728

TOTAL HEALTH CARE		23,109,980

INDUSTRIALS - 0.9%
Construction & Engineering - 0.7%
Beta Technologies, Inc.:
Series A (a)(d)(e)	278,129	28,694,569
Series B, 6.00% (d)(e)	85,106	8,780,386
		37,474,955
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(d)(e)	913,444	9,901,733

TOTAL INDUSTRIALS		47,376,688

INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.4%
Astranis Space Technologies Corp. Series C (a)(d)(e)	557,717	19,414,129
IT Services - 0.4%
Yanka Industries, Inc.:
Series E (a)(d)(e)	869,641	17,366,731
Series F (a)(d)(e)	127,716	2,550,489
		19,917,220
Software - 0.2%
Mountain Digital, Inc. Series D (d)(e)	729,676	10,653,270
Skyryse, Inc. Series B (d)(e)	62,100	1,456,866
		12,110,136

TOTAL INFORMATION TECHNOLOGY		51,441,485

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $140,835,839)		132,889,149

Investment Companies - 0.4%
iShares Russell 2000 Growth Index ETF
(Cost $19,013,360)	87,700	20,136,797

Money Market Funds - 8.7%
Fidelity Cash Central Fund 2.01% (h)	52,788,747	52,799,304
Fidelity Securities Lending Cash Central Fund 2.01% (h)(i)	400,119,013	400,159,025
TOTAL MONEY MARKET FUNDS
(Cost $452,958,329)		452,958,329
TOTAL INVESTMENT IN SECURITIES - 108.5%
(Cost $5,491,364,680)		5,682,579,139
NET OTHER ASSETS (LIABILITIES) - (8.5)%		(445,988,744)
NET ASSETS - 100%		$5,236,590,395

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $227,294,983 or 4.3% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,618,227 or 0.0% of net assets.

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Algolia SAS Series D	7/23/21	$1,573,384
Algolia, Inc.	10/27/21	$6,862,059
Ardagh Metal Packaging SA	2/22/21	$16,340,000
Astranis Space Technologies Corp. Series C	3/19/21	$12,225,675
BARK, Inc.	12/17/20	$11,952,000
Beta Technologies, Inc. Series A	4/9/21	$20,378,512
Beta Technologies, Inc. Series B, 6.00%	4/4/22	$8,780,386
Boundless Bio, Inc. Series B	4/23/21	$4,073,977
Bright Peak Therapeutics AG Series B	5/14/21	$4,216,613
Caris Life Sciences, Inc. Series D	5/11/21	$6,322,884
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$485,110
Convoy, Inc. Series D	10/30/19	$12,368,032
Fanatics, Inc. Class A	8/13/20 - 3/22/21	$12,874,623
LifeMine Therapeutics, Inc. Series C	2/15/22	$4,171,757
Mountain Digital, Inc. Series D	11/5/21	$16,757,228
Perella Weinberg Partners	12/29/20	$20,395,000
Reddit, Inc. Series F	8/11/21	$15,664,880
Skyryse, Inc. Series B	10/21/21	$1,532,626
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$4,684,542
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$3,747,635
Starling Bank Ltd. Series D	6/18/21 - 4/5/22	$3,728,430
T-Knife Therapeutics, Inc. Series B	6/30/21	$6,329,856
Treeline Biosciences Series A	7/30/21	$900,163
Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	$9,331,366
Wugen, Inc. Series B	7/9/21	$2,531,944
Yanka Industries, Inc. Series E	5/15/20	$10,504,568
Yanka Industries, Inc. Series F	4/8/21	$4,071,177

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$26,240,913	$2,283,902,903	$2,257,344,512	$194,477	$--	$--	$52,799,304	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	318,547,474	2,105,985,780	2,024,374,229	4,358,888	--	--	400,159,025	1.1%
Total	$344,788,387	$4,389,888,683	$4,281,718,741	$4,553,365	$--	$--	$452,958,329

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Avid Technology, Inc.	$18,283,710	$56,355,126	$350,821	$--	$6,068	$(8,577,647)	$65,716,436
BARK, Inc.	14,024,018	12,546,364	4,750,936	--	(6,572,082)	(12,226,134)	3,021,230
BARK, Inc.	9,621,360	--	--	--	--	(7,912,224)	1,709,136
BARK, Inc. warrants 8/29/25	1,184,462	--	2,070	--	(7,661)	(1,082,414)	92,317
Lindblad Expeditions Holdings	57,591,585	--	12,602,357	--	(6,195,305)	(13,779,845)	25,014,078
Lovesac	56,334,031	4,084,596	14,033,951	--	(7,279,721)	(17,671,331)	--
ProQR Therapeutics BV	18,598,393	582,602	6,715,595	--	(17,992,361)	5,526,961	--
Rover Group, Inc. Class A	--	15,829,173	39,050	--	(11,253)	(5,125,146)	10,653,724
Total	$175,637,559	$89,397,861	$38,494,780	$--	$(38,052,315)	$(60,847,780)	$106,206,921

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$255,024,845	$245,052,155	$--	$9,972,690
Consumer Discretionary	603,413,679	551,196,910	--	52,216,769
Consumer Staples	191,989,036	191,989,034	--	2
Energy	285,369,530	285,369,530	--	--
Financials	299,207,024	293,628,133	--	5,578,891
Health Care	1,275,120,335	1,242,029,951	--	33,090,384
Industrials	1,026,202,603	978,825,915	--	47,376,688
Information Technology	963,609,501	901,152,489	11,015,527	51,441,485
Materials	225,046,519	199,877,737	25,168,782	--
Real Estate	28,769,672	28,769,672	--	--
Utilities	55,731,269	55,731,269	--	--
Investment Companies	20,136,797	20,136,797	--	--
Money Market Funds	452,958,329	452,958,329	--	--
Total Investments in Securities:	$5,682,579,139	$5,446,717,921	$36,184,309	$199,676,909

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$141,867,091
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,507,090)
Cost of Purchases	63,706,908
Proceeds of Sales	(2,390,000)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$199,676,909
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(3,507,090)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $394,655,985) — See accompanying schedule: Unaffiliated issuers (cost $4,881,639,047)	$5,123,413,889
Fidelity Central Funds (cost $452,958,329)	452,958,329
Other affiliated issuers (cost $156,767,304)	106,206,921
Total Investment in Securities (cost $5,491,364,680)		$5,682,579,139
Cash		353,828
Receivable for investments sold		38,728,065
Receivable for fund shares sold		2,841,834
Dividends receivable		1,297,177
Distributions receivable from Fidelity Central Funds		854,081
Other receivables		3
Total assets		5,726,654,127
Liabilities
Payable to custodian bank	$591
Payable for investments purchased	82,669,118
Payable for fund shares redeemed	2,746,255
Accrued management fee	3,635,794
Distribution and service plan fees payable	131,299
Other affiliated payables	667,336
Other payables and accrued expenses	65,263
Collateral on securities loaned	400,148,076
Total liabilities		490,063,732
Net Assets		$5,236,590,395
Net Assets consist of:
Paid in capital		$5,317,721,484
Total accumulated earnings (loss)		(81,131,089)
Net Assets		$5,236,590,395
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($287,904,678 ÷ 12,453,475 shares)(a)		$23.12
Maximum offering price per share (100/94.25 of $23.12)		$24.53
Class M:
Net Asset Value and redemption price per share ($70,182,020 ÷ 3,214,623 shares)(a)		$21.83
Maximum offering price per share (100/96.50 of $21.83)		$22.62
Class C:
Net Asset Value and offering price per share ($59,767,853 ÷ 3,161,711 shares)(a)		$18.90
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,747,001,879 ÷ 110,707,806 shares)		$24.81
Class I:
Net Asset Value, offering price and redemption price per share ($606,422,071 ÷ 24,359,014 shares)		$24.90
Class Z:
Net Asset Value, offering price and redemption price per share ($1,465,311,894 ÷ 58,511,705 shares)		$25.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$35,671,912
Interest		5,755
Income from Fidelity Central Funds (including $4,358,888 from security lending)		4,553,365
Total income		40,231,032
Expenses
Management fee
Basic fee	$39,887,116
Performance adjustment	9,620,333
Transfer agent fees	7,899,398
Distribution and service plan fees	2,038,974
Accounting fees	1,097,884
Custodian fees and expenses	83,620
Independent trustees' fees and expenses	19,832
Registration fees	176,971
Audit	60,066
Legal	14,740
Interest	6,630
Miscellaneous	20,190
Total expenses before reductions	60,925,754
Expense reductions	(186,524)
Total expenses after reductions		60,739,230
Net investment income (loss)		(20,508,198)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,591,993
Affiliated issuers	(38,052,315)
Foreign currency transactions	(34,867)
Total net realized gain (loss)		(11,495,189)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,260,950,927)
Affiliated issuers	(60,847,780)
Unfunded commitments	2,227,006
Assets and liabilities in foreign currencies	(6,718)
Total change in net unrealized appreciation (depreciation)		(1,319,578,419)
Net gain (loss)		(1,331,073,608)
Net increase (decrease) in net assets resulting from operations		$(1,351,581,806)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(20,508,198)	$(31,333,822)
Net realized gain (loss)	(11,495,189)	1,190,258,956
Change in net unrealized appreciation (depreciation)	(1,319,578,419)	630,831,031
Net increase (decrease) in net assets resulting from operations	(1,351,581,806)	1,789,756,165
Distributions to shareholders	(1,068,881,678)	(414,291,138)
Share transactions - net increase (decrease)	1,399,956,604	886,906,306
Total increase (decrease) in net assets	(1,020,506,880)	2,262,371,333
Net Assets
Beginning of period	6,257,097,275	3,994,725,942
End of period	$5,236,590,395	$6,257,097,275

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$34.89	$26.64	$26.03	$27.45	$22.99
Income from Investment Operations
Net investment income (loss)A,B	(.17)	(.26)C	(.20)	(.21)	(.18)
Net realized and unrealized gain (loss)	(5.58)	11.27	2.26	1.79	6.32
Total from investment operations	(5.75)	11.01	2.06	1.58	6.14
Distributions from net realized gain	(6.02)	(2.76)	(1.45)	(3.00)	(1.68)
Total distributions	(6.02)	(2.76)	(1.45)	(3.00)	(1.68)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$23.12	$34.89	$26.64	$26.03	$27.45
Total ReturnE,F	(20.62)%	44.21%	8.39%	5.88%	28.47%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.29%	1.29%	1.37%	1.33%	1.31%
Expenses net of fee waivers, if any	1.29%	1.29%	1.37%	1.33%	1.31%
Expenses net of all reductions	1.29%	1.28%	1.36%	1.32%	1.30%
Net investment income (loss)	(.61)%	(.82)%C	(.80)%	(.85)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$287,905	$387,793	$268,448	$285,554	$315,894
Portfolio turnover rateI	79%J	107%	126%J	91%J	106%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.91) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$33.27	$25.56	$25.09	$26.59	$22.35
Income from Investment Operations
Net investment income (loss)A,B	(.22)	(.33)C	(.25)	(.26)	(.24)
Net realized and unrealized gain (loss)	(5.28)	10.77	2.17	1.72	6.13
Total from investment operations	(5.50)	10.44	1.92	1.46	5.89
Distributions from net realized gain	(5.94)	(2.73)	(1.45)	(2.96)	(1.65)
Total distributions	(5.94)	(2.73)	(1.45)	(2.96)	(1.65)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$21.83	$33.27	$25.56	$25.09	$26.59
Total ReturnE,F	(20.85)%	43.82%	8.14%	5.60%	28.15%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	1.54%	1.55%	1.63%	1.60%	1.58%
Expenses net of fee waivers, if any	1.54%	1.55%	1.63%	1.60%	1.58%
Expenses net of all reductions	1.54%	1.53%	1.62%	1.59%	1.57%
Net investment income (loss)	(.86)%	(1.08)%C	(1.06)%	(1.12)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$70,182	$98,005	$70,605	$75,030	$82,567
Portfolio turnover rateI	79%J	107%	126%J	91%J	106%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$29.58	$23.07	$22.89	$24.56	$20.83
Income from Investment Operations
Net investment income (loss)A,B	(.31)	(.43)C	(.34)	(.35)	(.34)
Net realized and unrealized gain (loss)	(4.54)	9.62	1.97	1.58	5.69
Total from investment operations	(4.85)	9.19	1.63	1.23	5.35
Distributions from net realized gain	(5.83)	(2.68)	(1.45)	(2.90)	(1.62)
Total distributions	(5.83)	(2.68)	(1.45)	(2.90)	(1.62)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$18.90	$29.58	$23.07	$22.89	$24.56
Total ReturnE,F	(21.24)%	43.07%	7.62%	5.06%	27.51%
Ratios to Average Net AssetsB,G,H
Expenses before reductions	2.05%	2.06%	2.13%	2.09%	2.07%
Expenses net of fee waivers, if any	2.05%	2.06%	2.13%	2.09%	2.07%
Expenses net of all reductions	2.05%	2.05%	2.12%	2.08%	2.06%
Net investment income (loss)	(1.37)%	(1.59)%C	(1.56)%	(1.61)%	(1.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$59,768	$88,239	$77,850	$96,449	$139,375
Portfolio turnover rateI	79%J	107%	126%J	91%J	106%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.68) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.02	$28.07	$27.27	$28.59	$23.84
Income from Investment Operations
Net investment income (loss)A,B	(.10)	(.18)C	(.13)	(.15)	(.12)
Net realized and unrealized gain (loss)	(6.00)	11.92	2.38	1.87	6.57
Total from investment operations	(6.10)	11.74	2.25	1.72	6.45
Distributions from net realized gain	(6.11)	(2.79)	(1.45)	(3.04)	(1.70)
Total distributions	(6.11)	(2.79)	(1.45)	(3.04)	(1.70)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$24.81	$37.02	$28.07	$27.27	$28.59
Total ReturnE	(20.42)%	44.60%	8.72%	6.17%	28.81%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.02%	1.00%	1.08%	1.05%	1.02%
Expenses net of fee waivers, if any	1.01%	1.00%	1.08%	1.05%	1.02%
Expenses net of all reductions	1.01%	.99%	1.07%	1.04%	1.01%
Net investment income (loss)	(.33)%	(.53)%C	(.52)%	(.57)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,747,002	$4,540,695	$2,839,506	$2,888,038	$3,269,548
Portfolio turnover rateH	79%I	107%	126%I	91%I	106%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.13	$28.15	$27.35	$28.66	$23.90
Income from Investment Operations
Net investment income (loss)A,B	(.10)	(.19)C	(.14)	(.15)	(.12)
Net realized and unrealized gain (loss)	(6.03)	11.96	2.39	1.88	6.58
Total from investment operations	(6.13)	11.77	2.25	1.73	6.46
Distributions from net realized gain	(6.10)	(2.79)	(1.45)	(3.04)	(1.70)
Total distributions	(6.10)	(2.79)	(1.45)	(3.04)	(1.70)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$24.90	$37.13	$28.15	$27.35	$28.66
Total ReturnE	(20.42)%	44.57%	8.70%	6.18%	28.78%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	1.04%	1.04%	1.11%	1.06%	1.03%
Expenses net of fee waivers, if any	1.03%	1.04%	1.11%	1.06%	1.03%
Expenses net of all reductions	1.03%	1.03%	1.10%	1.06%	1.02%
Net investment income (loss)	(.35)%	(.57)%C	(.54)%	(.58)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$606,422	$775,746	$540,553	$590,311	$678,576
Portfolio turnover rateH	79%I	107%	126%I	91%I	106%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.66) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$37.32	$28.26	$27.41	$28.71	$23.91
Income from Investment Operations
Net investment income (loss)A,B	(.06)	(.15)C	(.10)	(.11)	(.09)
Net realized and unrealized gain (loss)	(6.06)	12.01	2.40	1.87	6.61
Total from investment operations	(6.12)	11.86	2.30	1.76	6.52
Distributions from net realized gain	(6.16)	(2.80)	(1.45)	(3.06)	(1.72)
Total distributions	(6.16)	(2.80)	(1.45)	(3.06)	(1.72)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$25.04	$37.32	$28.26	$27.41	$28.71
Total ReturnE	(20.33)%	44.75%	8.87%	6.29%	29.02%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.90%	.90%	.97%	.92%	.89%
Expenses net of fee waivers, if any	.90%	.90%	.96%	.92%	.89%
Expenses net of all reductions	.90%	.89%	.95%	.92%	.88%
Net investment income (loss)	(.22)%	(.43)%C	(.40)%	(.44)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,465,312	$366,620	$197,764	$183,552	$132,928
Portfolio turnover rateH	79%I	107%	126%I	91%I	106%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.52) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$199,676,909	Market approach	Discount rate	16.0% - 44.9% / 36.3%	Decrease
			Transaction price	$1.35 - $103.17 / $59.19	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 10.0 / 4.9	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	19.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	2.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, redemptions in kind, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$940,618,718
Gross unrealized depreciation	(768,395,720)
Net unrealized appreciation (depreciation)	$172,222,998
Tax Cost	$5,510,356,141

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$167,925,484

The Fund intends to elect to defer to its next fiscal year $241,802,824 of capital losses recognized during the period November 1, 2021 to July 31, 2022, and $7,253,749 of ordinary losses recognized during the period January 1, 2022 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$417,614,718	$ 102,974,752
Long-term Capital Gains	651,266,960	311,316,386
Total	$1,068,881,678	$ 414,291,138

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Small Cap Growth Fund	9,980,404.19

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth Fund	5,041,141,367	4,685,862,789

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Small Cap Growth Fund	1,267,055	6,413,331	32,229,577	Fidelity Small Cap Growth and Class I

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$860,565	$33,566
Class M	.25%	.25%	428,674	926
Class C	.75%	.25%	749,735	93,571
			$2,038,974	$128,063

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$106,834
Class M	7,323
Class C(a)	951
$115,108

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$618,781.18
Class M	155,726.18
Class C	142,919.19
Fidelity Small Cap Growth	5,210,409.15
Class I	1,224,353.18
Class Z	547,210.04
	$7,899,398

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth Fund	$153,221

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth Fund	Borrower	$13,015,587.40%		$6,630

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Growth Fund	242,654,069	367,609,305	15,534,286

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Small Cap Growth Fund	12,696

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Small Cap Growth Fund	$7,704

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Growth Fund	$452,130	$285,973	$1,216,342

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $207.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $186,317.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Small Cap Growth Fund
Distributions to shareholders
Class A	$67,979,799	$28,072,163
Class M	17,907,670	7,663,523
Class C	17,539,783	8,833,078
Small Cap Growth	638,250,356	295,452,508
Class I	130,451,281	54,275,270
Class Z	196,752,789	19,994,596
Total	$1,068,881,678	$414,291,138

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Small Cap Growth Fund
Class A
Shares sold	2,718,612	2,866,158	$74,995,450	$94,142,976
Reinvestment of distributions	2,151,573	992,952	67,245,012	27,768,422
Shares redeemed	(3,530,802)	(2,820,344)	(96,163,790)	(90,226,445)
Net increase (decrease)	1,339,383	1,038,766	$46,076,672	$31,684,953
Class M
Shares sold	431,115	490,758	$11,263,605	$15,299,858
Reinvestment of distributions	597,527	283,607	17,701,076	7,574,791
Shares redeemed	(760,045)	(590,978)	(19,559,813)	(18,376,525)
Net increase (decrease)	268,597	183,387	$9,404,868	$4,498,124
Class C
Shares sold	571,841	545,845	$13,494,292	$15,197,876
Reinvestment of distributions	673,112	368,546	17,397,814	8,764,070
Shares redeemed	(1,065,945)	(1,306,378)	(24,414,238)	(35,873,924)
Net increase (decrease)	179,008	(391,987)	$6,477,868	$(11,911,978)
Small Cap Growth
Shares sold	20,198,332	40,178,307	$601,187,332	$1,388,678,427
Reinvestment of distributions	18,119,358	9,508,156	605,852,496	282,245,288
Shares redeemed	(50,251,214)	(28,193,491)	(1,631,982,649)	(959,494,567)
Net increase (decrease)	(11,933,524)	21,492,972	$(424,942,821)	$711,429,148
Class I
Shares sold	9,200,827	6,856,746	$260,264,783	$232,528,912
Reinvestment of distributions	3,793,722	1,777,184	127,231,880	52,852,239
Shares redeemed	(9,529,628)	(6,942,425)	(270,197,792)	(235,475,367)
Net increase (decrease)	3,464,921	1,691,505	$117,298,871	$49,905,784
Class Z
Shares sold	47,704,858	4,788,627	$1,587,489,270	$170,967,105
Reinvestment of distributions	5,572,104	549,462	186,739,643	16,414,402
Shares redeemed	(4,588,101)	(2,512,801)	(128,587,767)	(86,081,232)
Net increase (decrease)	48,688,861	2,825,288	$1,645,641,146	$101,300,275

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Small Cap Growth Fund	12%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Small Cap Growth Fund
Class A	1.32%
Actual		$1,000.00	$896.10	$6.21
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class M	1.58%
Actual		$1,000.00	$894.70	$7.42
Hypothetical-C		$1,000.00	$1,016.96	$7.90
Class C	2.08%
Actual		$1,000.00	$892.40	$9.76
Hypothetical- C		$1,000.00	$1,014.48	$10.39
Small Cap Growth	1.05%
Actual		$1,000.00	$897.30	$4.94
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class I	1.06%
Actual		$1,000.00	$897.30	$4.99
Hypothetical-C		$1,000.00	$1,019.54	$5.31
Class Z	.91%
Actual		$1,000.00	$897.80	$4.28
Hypothetical-C		$1,000.00	$1,020.28	$4.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $200,444,529, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 4% and 100%; Class M designates 4% and 100%; Class C designates 4% and 0%; Small Cap Growth designates 4% and 84%; Class I designates 4% and 87%; and Class Z designates 4% and 71%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 5% and 100%; Class M designates 5% and 100%; Class C designates 5% and 0%; Small Cap Growth designates 4% and 89%; Class I designates 4% and 92%; and Class Z designates 4% and 75%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 1% and 0%; Class M designates 1% and 0%; Class C designates 1% and 0%; Small Cap Growth designates 1% and 2%; Class I designates 1% and 2%; Class Z designates 1% and 1%; of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

2021 Total Return % vs. Morningstar Small Growth and Russell 2000 Growth:

75% beaten
25% beaten
Benchmark
Retail Class
42.000
40.000
38.000
36.000
34.000
32.000
30.000
41.525
37.816
33.265
31.820
70.000
60.000
50.000
40.000
30.000
67.080
59.003
40.695
39.351
180.000
160.000
140.000
120.000
100.000
164.830
157.799
104.101
104.045
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	47%	60%	70%
Class A	46%	58%	68%
Class C	40%	52%	63%
Class I	47%	60%	70%
Class M	44%	56%	67%
Class Z	48%	62%	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCP-ANN-0922
1.803695.117

Fidelity® Small Cap Growth K6 Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Growth K6 Fund	(20.31)%	11.58%	12.03%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022

Period Ending Values
$18,024	Fidelity® Small Cap Growth K6 Fund
$14,435	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2022, the fund returned -20.31%, outperforming the -23.18% result of the benchmark Russell 2000® Growth Index. Versus the benchmark, security selection was the primary contributor. Specifically, security selection in industrials, communication services and health care boosted the fund's relative result. The biggest individual relative contributor was an overweight position in Antero Resources (+193%). Also boosting value was our outsized stake in SiTime, which gained 37%. SiTime was among our largest holdings. The fund's non-benchmark stake in Builders FirstSource gained 53%. We reduced our stake in the company the past year. Conversely, the largest detractor from performance versus the benchmark was our security selection in consumer discretionary. Weak picks in utilities also hampered relative performance. Also hurting the fund's relative performance was an underweighting in the consumer staples sector, especially within the food, beverage & tobacco industry. The biggest individual relative detractor was an overweight position in FIGS (-74%), which was a position we established the past 12 months. Another notable relative detractor was an overweighting in Porch (-89%). This period we increased our stake. Another detractor was our overweighting in American Eagle Outfitters (-62%), a position that was sold the past year. Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Crocs, Inc.	1.3
TechTarget, Inc.	1.3
Bumble, Inc.	1.3
CACI International, Inc. Class A	1.2
Avid Technology, Inc.	1.2
SiTime Corp.	1.1
Performance Food Group Co.	1.1
Acadia Healthcare Co., Inc.	1.0
Insulet Corp.	1.0
Molina Healthcare, Inc.	1.0
11.5

Market Sectors as of July 31, 2022

% of fund's net assets
Health Care	22.6
Industrials	18.5
Information Technology	17.4
Consumer Discretionary	10.9
Financials	5.3
Energy	5.2
Communication Services	4.6
Materials	4.1
Consumer Staples	3.5
Utilities	1.0
Real Estate	0.5

Asset Allocation (% of fund's net assets)

As of July 31, 2022*
Stocks	93.3%
Convertible Securities	2.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 8.1%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 91.5%
	Shares	Value
COMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 0.2%
IDT Corp. Class B (a)	75,105	$1,954,983
Interactive Media & Services - 2.1%
Bumble, Inc. (a)(b)	415,851	15,769,070
CarGurus, Inc. Class A (a)	257,789	6,261,695
Cars.com, Inc. (a)	353,288	4,154,667
		26,185,432
Media - 1.7%
Nexstar Broadcasting Group, Inc. Class A	30,199	5,688,586
TechTarget, Inc. (a)	247,613	16,141,891
		21,830,477
Wireless Telecommunication Services - 0.5%
Gogo, Inc. (a)	386,482	6,709,328

TOTAL COMMUNICATION SERVICES		56,680,220

CONSUMER DISCRETIONARY - 10.9%
Auto Components - 1.1%
Autoliv, Inc.	38,137	3,279,782
Fox Factory Holding Corp. (a)	62,223	5,890,029
Gentherm, Inc. (a)	72,596	4,686,798
		13,856,609
Diversified Consumer Services - 1.3%
Duolingo, Inc. (a)(b)	33,294	3,054,725
Grand Canyon Education, Inc. (a)	65,756	6,317,179
H&R Block, Inc.	112,672	4,502,373
Rover Group, Inc. Class A (a)	562,527	2,458,243
		16,332,520
Hotels, Restaurants & Leisure - 2.2%
Churchill Downs, Inc.	41,778	8,765,024
Dutch Bros, Inc. (b)	101,878	3,819,406
Everi Holdings, Inc. (a)	170,597	3,277,168
Kura Sushi U.S.A., Inc. Class A (a)	43,052	3,635,311
Lindblad Expeditions Holdings (a)	723,183	5,713,146
SeaWorld Entertainment, Inc. (a)	61,400	2,930,622
		28,140,677
Household Durables - 0.7%
GoPro, Inc. Class A (a)	406,502	2,585,353
Helen of Troy Ltd. (a)	10,805	1,445,601
Lovesac (a)	155,164	4,834,910
		8,865,864
Internet & Direct Marketing Retail - 0.2%
BARK, Inc. (a)	446,748	638,850
BARK, Inc. (a)(c)	267,300	382,239
BARK, Inc. warrants 8/29/25 (a)	133,865	21,418
Porch Group, Inc. Class A (a)(b)	727,038	1,403,183
thredUP, Inc. (a)	282,620	635,895
Xometry, Inc.	6,460	245,480
		3,327,065
Specialty Retail - 3.5%
Aritzia, Inc. (a)	242,500	7,650,619
Boot Barn Holdings, Inc. (a)	32,800	2,043,440
Dick's Sporting Goods, Inc. (b)	51,254	4,796,862
Fanatics, Inc. Class A (c)(d)	163,048	10,536,162
Five Below, Inc. (a)	23,740	3,016,642
Floor & Decor Holdings, Inc. Class A (a)	70,557	5,684,777
Lithia Motors, Inc. Class A (sub. vtg.)	15,327	4,065,947
Williams-Sonoma, Inc. (b)	42,691	6,165,434
		43,959,883
Textiles, Apparel & Luxury Goods - 1.9%
Algolia, Inc. (c)(d)	43,269	794,852
Crocs, Inc. (a)	238,490	17,085,424
Kontoor Brands, Inc.	159,141	5,808,647
		23,688,923

TOTAL CONSUMER DISCRETIONARY		138,171,541

CONSUMER STAPLES - 3.5%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	8,500	3,233,655
Food & Staples Retailing - 3.0%
BJ's Wholesale Club Holdings, Inc. (a)	150,249	10,171,857
Grocery Outlet Holding Corp. (a)(b)	115,665	4,941,209
Performance Food Group Co. (a)	272,486	13,545,279
U.S. Foods Holding Corp. (a)	274,784	8,655,696
		37,314,041
Food Products - 0.0%
The Real Good Food Co. LLC:
Class B (d)	45,833	0
Class B unit (e)	45,833	297,915
		297,915
Personal Products - 0.2%
The Beauty Health Co. (a)(b)	220,318	2,934,636

TOTAL CONSUMER STAPLES		43,780,247

ENERGY - 5.2%
Energy Equipment & Services - 0.7%
TechnipFMC PLC (a)	1,040,761	8,419,756
Oil, Gas & Consumable Fuels - 4.5%
Antero Resources Corp. (a)	282,085	11,181,849
Civitas Resources, Inc.	50,692	2,988,800
Denbury, Inc. (a)	119,703	8,607,843
Enviva, Inc.	130,178	9,064,294
Genesis Energy LP	728,049	7,273,210
HF Sinclair Corp.	84,599	4,045,524
Northern Oil & Gas, Inc.	110,541	3,186,897
PDC Energy, Inc.	34,424	2,261,313
Range Resources Corp. (a)	269,971	8,927,941
		57,537,671

TOTAL ENERGY		65,957,427

FINANCIALS - 5.3%
Banks - 1.7%
East West Bancorp, Inc.	34,963	2,509,644
First Interstate Bancsystem, Inc.	62,922	2,565,959
Glacier Bancorp, Inc.	54,411	2,725,447
Independent Bank Group, Inc.	28,223	1,995,931
Metropolitan Bank Holding Corp. (a)	14,942	1,036,676
PacWest Bancorp	88,483	2,480,178
Pinnacle Financial Partners, Inc.	37,637	2,977,087
Silvergate Capital Corp. (a)	41,000	3,824,890
Starling Bank Ltd. Series D (a)(c)(d)	431,700	1,239,658
		21,355,470
Capital Markets - 1.6%
Impax Asset Management Group PLC	1,024	8,941
Lazard Ltd. Class A	76,366	2,876,707
LPL Financial	29,640	6,222,029
Morningstar, Inc.	9,204	2,350,241
Perella Weinberg Partners (a)(c)	457,262	3,223,697
StepStone Group, Inc. Class A	174,212	4,641,008
StoneX Group, Inc. (a)	22,233	1,937,161
		21,259,784
Insurance - 1.6%
American Financial Group, Inc.	46,212	6,177,620
Assurant, Inc.	39,106	6,874,053
BRP Group, Inc. (a)	253,537	6,990,015
		20,041,688
Thrifts & Mortgage Finance - 0.4%
Walker & Dunlop, Inc.	44,626	5,026,673

TOTAL FINANCIALS		67,683,615

HEALTH CARE - 22.3%
Biotechnology - 7.3%
4D Molecular Therapeutics, Inc. (a)(b)	70,039	658,367
ADC Therapeutics SA (a)	57,909	429,106
ALX Oncology Holdings, Inc. (a)(b)	185,500	1,795,640
Argenx SE ADR (a)	21,724	7,912,098
Ascendis Pharma A/S sponsored ADR (a)	54,512	4,662,411
Bicycle Therapeutics PLC ADR (a)	37,214	876,762
Blueprint Medicines Corp. (a)	107,294	5,478,432
Celldex Therapeutics, Inc. (a)	108,422	3,330,724
Century Therapeutics, Inc. (a)	94,277	996,508
Cyteir Therapeutics, Inc. (a)	123,738	360,078
Cytokinetics, Inc. (a)	168,919	7,150,341
Day One Biopharmaceuticals, Inc. (a)	115,926	1,985,812
Erasca, Inc.	258,246	1,947,175
Exelixis, Inc. (a)	159,335	3,333,288
Global Blood Therapeutics, Inc. (a)	144,572	4,730,396
Graphite Bio, Inc. (a)	101,141	318,594
Halozyme Therapeutics, Inc. (a)	69,879	3,417,083
Imago BioSciences, Inc.	116,455	1,874,926
Immunocore Holdings PLC ADR (a)	72,693	3,354,055
Instil Bio, Inc. (a)	346,222	1,952,692
Janux Therapeutics, Inc. (a)	102,382	1,271,584
Keros Therapeutics, Inc. (a)	61,396	1,969,584
Monte Rosa Therapeutics, Inc. (a)	145,141	1,316,429
Morphic Holding, Inc. (a)	86,489	2,289,364
Nuvalent, Inc. Class A (a)	126,926	1,886,120
Prelude Therapeutics, Inc. (a)	158,442	792,210
PTC Therapeutics, Inc. (a)	102,732	4,473,979
Relay Therapeutics, Inc. (a)(b)	105,391	2,004,537
Repare Therapeutics, Inc. (a)(b)	101,057	1,277,360
Tango Therapeutics, Inc. (a)	113,500	464,215
Tenaya Therapeutics, Inc. (a)	183,693	876,216
Tyra Biosciences, Inc. (b)	161,593	1,720,965
United Therapeutics Corp. (a)	24,632	5,691,716
Vaxcyte, Inc. (a)	59,145	1,365,067
Vericel Corp. (a)	67,230	2,187,664
Verve Therapeutics, Inc. (a)(b)	132,305	3,257,349
Xenon Pharmaceuticals, Inc. (a)	79,292	2,628,530
		92,037,377
Health Care Equipment & Supplies - 4.6%
Angiodynamics, Inc. (a)	15,713	356,528
Envista Holdings Corp. (a)	144,720	5,882,868
Figs, Inc. Class A (a)	947,730	10,017,506
Globus Medical, Inc. (a)	58,997	3,462,534
Haemonetics Corp. (a)	95,008	6,602,106
Insulet Corp. (a)	50,989	12,635,074
Integer Holdings Corp. (a)	72,488	5,066,186
LivaNova PLC (a)	60,129	3,828,413
Minerva Surgical, Inc. (b)	103,220	268,372
NeuroPace, Inc. (a)(b)	254,289	1,490,134
TransMedics Group, Inc. (a)(b)	193,520	7,814,338
		57,424,059
Health Care Providers & Services - 6.2%
1Life Healthcare, Inc. (a)	149,852	2,538,493
Acadia Healthcare Co., Inc. (a)	154,106	12,776,928
AdaptHealth Corp. (a)	155,793	3,444,583
agilon health, Inc. (a)	373,398	9,346,152
Guardant Health, Inc. (a)	59,886	3,004,481
Molina Healthcare, Inc. (a)	36,953	12,110,237
Option Care Health, Inc. (a)	266,550	8,956,080
Owens & Minor, Inc.	163,382	5,785,357
R1 Rcm, Inc. (a)	392,601	9,815,025
Surgery Partners, Inc. (a)	205,191	8,080,422
Tenet Healthcare Corp. (a)	42,168	2,788,148
		78,645,906
Health Care Technology - 2.4%
Doximity, Inc. (a)(b)	63,208	2,674,963
Evolent Health, Inc. (a)	247,394	8,408,922
Inspire Medical Systems, Inc. (a)	46,763	9,772,999
OptimizeRx Corp. (a)(b)	43,460	976,546
Phreesia, Inc. (a)	295,499	6,941,272
Schrodinger, Inc. (a)	47,832	1,497,142
		30,271,844
Life Sciences Tools & Services - 0.9%
Absci Corp.	196,201	645,501
Olink Holding AB ADR (a)(b)	175,340	2,358,323
Syneos Health, Inc. (a)	84,079	6,654,012
Veterinary Emergency Group LLC Class A (c)(d)(f)	38,574	2,020,267
		11,678,103
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	64,694	3,435,898
DICE Therapeutics, Inc. (b)	116,006	1,999,943
Edgewise Therapeutics, Inc. (a)	176,215	1,703,999
Ikena Oncology, Inc. (a)	145,720	737,343
NGM Biopharmaceuticals, Inc. (a)	86,801	1,256,878
Pharvaris BV (a)(b)	127,019	2,680,101
		11,814,162

TOTAL HEALTH CARE		281,871,451

INDUSTRIALS - 17.7%
Aerospace & Defense - 1.6%
AeroVironment, Inc. (a)	31,948	2,767,975
BWX Technologies, Inc.	90,369	5,122,115
Curtiss-Wright Corp.	65,860	9,446,958
Dassault Aviation SA	17,400	2,480,822
		19,817,870
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	131,967	4,135,846
Hub Group, Inc. Class A (a)	40,406	3,087,018
		7,222,864
Building Products - 1.7%
Builders FirstSource, Inc. (a)	85,447	5,810,396
Carlisle Companies, Inc.	15,884	4,703,252
The AZEK Co., Inc. (a)	250,830	5,187,164
UFP Industries, Inc.	68,659	6,331,046
		22,031,858
Commercial Services & Supplies - 0.7%
Driven Brands Holdings, Inc. (a)	173,200	5,261,816
HNI Corp.	89,228	3,151,533
		8,413,349
Construction & Engineering - 1.9%
EMCOR Group, Inc.	9,548	1,111,101
NV5 Global, Inc. (a)	23,751	3,220,636
Valmont Industries, Inc.	31,063	8,432,983
Willscot Mobile Mini Holdings (a)	302,175	11,666,977
		24,431,697
Electrical Equipment - 2.5%
Acuity Brands, Inc.	25,816	4,708,838
Array Technologies, Inc. (a)	402,199	6,777,053
Atkore, Inc. (a)	27,414	2,721,388
nVent Electric PLC	184,388	6,510,740
Regal Rexnord Corp.	55,956	7,514,891
Sunrun, Inc. (a)	118,700	3,880,303
		32,113,213
Machinery - 2.7%
Chart Industries, Inc. (a)(b)	15,900	3,101,931
Crane Holdings Co.	99,718	9,865,102
Federal Signal Corp.	155,308	6,448,388
ITT, Inc.	51,633	3,874,024
Mueller Industries, Inc.	86,206	5,804,250
Terex Corp.	161,300	5,405,163
		34,498,858
Marine - 0.4%
Kirby Corp. (a)	70,016	4,441,815
Professional Services - 4.2%
Alight, Inc. Class A (a)	480,834	3,625,488
ASGN, Inc. (a)	80,492	8,351,850
CACI International, Inc. Class A (a)	51,670	15,619,324
CRA International, Inc.	2,431	240,693
First Advantage Corp. (a)	82,878	1,162,778
FTI Consulting, Inc. (a)	48,842	7,988,598
Insperity, Inc.	7,033	771,801
KBR, Inc.	222,219	11,828,717
Korn Ferry	40,420	2,647,914
TriNet Group, Inc. (a)	15,163	1,250,948
		53,488,111
Trading Companies & Distributors - 1.4%
Applied Industrial Technologies, Inc.	86,297	8,680,615
Beacon Roofing Supply, Inc. (a)	114,829	6,892,037
Custom Truck One Source, Inc. Class A (a)(b)	388,895	2,407,260
		17,979,912

TOTAL INDUSTRIALS		224,439,547

INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 0.6%
Lumentum Holdings, Inc. (a)	56,541	5,114,699
NetScout Systems, Inc. (a)	84,846	3,018,821
		8,133,520
Electronic Equipment & Components - 1.9%
Fabrinet (a)	75,048	7,209,111
Insight Enterprises, Inc. (a)	40,693	3,801,133
TD SYNNEX Corp.	92,975	9,336,550
Vontier Corp.	126,820	3,271,956
		23,618,750
IT Services - 3.1%
Concentrix Corp.	73,798	9,871,220
ExlService Holdings, Inc. (a)	67,357	11,340,898
Flywire Corp. (a)	45,606	1,069,917
Genpact Ltd.	132,238	6,358,003
Perficient, Inc. (a)	27,813	2,934,828
Verra Mobility Corp. (a)	456,273	7,523,942
		39,098,808
Semiconductors & Semiconductor Equipment - 3.2%
AEHR Test Systems (a)	135,290	1,543,659
Cirrus Logic, Inc. (a)	80,661	6,893,289
eMemory Technology, Inc.	61,000	2,417,076
Lattice Semiconductor Corp. (a)	43,600	2,681,400
MACOM Technology Solutions Holdings, Inc. (a)	113,630	6,583,722
Nova Ltd. (a)	52,463	5,526,977
SiTime Corp. (a)	76,423	14,213,150
		39,859,273
Software - 6.5%
Alkami Technology, Inc. (a)	201,404	2,803,544
Avalara, Inc. (a)	53,500	4,676,970
Braze, Inc.	45,595	1,982,015
CCC Intelligent Solutions Holdings, Inc. (a)(c)	10,832	108,212
Confluent, Inc. (a)(b)	67,441	1,716,373
CyberArk Software Ltd. (a)(b)	36,795	4,788,133
DoubleVerify Holdings, Inc. (a)	259,286	5,945,428
Dynatrace, Inc. (a)	248,236	9,341,121
Elastic NV (a)	90,090	7,197,290
Five9, Inc. (a)	22,874	2,473,137
GitLab, Inc.	31,982	1,835,767
KnowBe4, Inc. (a)	471,179	6,733,148
Rapid7, Inc. (a)	51,467	3,292,344
Sprout Social, Inc. (a)	214,024	11,150,650
TECSYS, Inc.	159,611	4,877,262
Tenable Holdings, Inc. (a)	311,080	12,023,242
WalkMe Ltd. (a)(b)	202,544	1,903,914
		82,848,550
Technology Hardware, Storage & Peripherals - 1.2%
Avid Technology, Inc. (a)	528,929	14,841,748

TOTAL INFORMATION TECHNOLOGY		208,400,649

MATERIALS - 4.1%
Chemicals - 2.6%
Cabot Corp.	160,030	11,883,828
Element Solutions, Inc.	232,312	4,590,485
Huntsman Corp.	121,363	3,514,672
The Chemours Co. LLC	162,289	5,775,866
Valvoline, Inc.	195,494	6,298,817
		32,063,668
Construction Materials - 0.2%
Eagle Materials, Inc.	21,931	2,773,175
Containers & Packaging - 0.6%
Ardagh Metal Packaging SA (a)(c)	364,084	2,461,208
O-I Glass, Inc. (a)	355,974	5,236,378
		7,697,586
Metals & Mining - 0.7%
Arconic Corp. (a)	101,869	3,077,462
Iluka Resources Ltd.	810,678	5,502,090
Sierra Rutile Holdings Ltd. (a)	810,678	182,161
		8,761,713

TOTAL MATERIALS		51,296,142

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Terreno Realty Corp.	33,101	2,073,778
Real Estate Management & Development - 0.3%
Compass, Inc. (a)	42	160
Jones Lang LaSalle, Inc. (a)	23,131	4,410,388
		4,410,548

TOTAL REAL ESTATE		6,484,326

UTILITIES - 1.0%
Independent Power and Renewable Electricity Producers - 1.0%
NextEra Energy Partners LP	34,275	2,835,914
Sunnova Energy International, Inc. (a)	145,000	3,772,900
Vistra Corp.	241,731	6,248,746
		12,857,560
TOTAL COMMON STOCKS
(Cost $1,110,481,730)		1,157,622,725

Convertible Preferred Stocks - 2.1%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc. Series F (c)(d)	46,800	1,841,112
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(d)	9,900	181,863
HEALTH CARE - 0.3%
Biotechnology - 0.3%
Bright Peak Therapeutics AG Series B (a)(c)(d)	199,331	458,461
Caris Life Sciences, Inc. Series D (a)(c)(d)	144,435	800,170
LifeMine Therapeutics, Inc. Series C (c)(d)	402,743	688,691
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	438,013	613,218
Series B1 (c)(d)	233,603	327,044
T-Knife Therapeutics, Inc. Series B (a)(c)(d)	201,583	641,034
Treeline Biosciences Series A (c)(d)	21,246	100,706
		3,629,324
Health Care Providers & Services - 0.0%
Boundless Bio, Inc. Series B (a)(c)(d)	682,407	511,805
Health Care Technology - 0.0%
Wugen, Inc. Series B (a)(c)(d)	59,982	259,722

TOTAL HEALTH CARE		4,400,851

INDUSTRIALS - 0.8%
Construction & Engineering - 0.6%
Beta Technologies, Inc.:
Series A (a)(c)(d)	62,752	6,474,124
Series B, 6.00% (c)(d)	11,821	1,219,573
		7,693,697
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(c)(d)	192,936	2,091,426

TOTAL INDUSTRIALS		9,785,123

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.3%
Astranis Space Technologies Corp. Series C (a)(c)(d)	125,912	4,382,997
IT Services - 0.4%
Yanka Industries, Inc.:
Series E (a)(c)(d)	191,029	3,814,849
Series F (a)(c)(d)	28,989	578,910
		4,393,759
Software - 0.2%
Mountain Digital, Inc. Series D (c)(d)	140,383	2,049,592
Skyryse, Inc. Series B (c)(d)	12,000	281,520
		2,331,112

TOTAL INFORMATION TECHNOLOGY		11,107,868

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $28,165,522)		27,316,817

Investment Companies - 1.8%
iShares Russell 2000 Growth Index ETF (b)
(Cost $21,220,786)	97,400	22,364,011

Money Market Funds - 11.0%
Fidelity Cash Central Fund 2.01% (g)	71,243,790	71,258,038
Fidelity Securities Lending Cash Central Fund 2.01% (g)(h)	67,959,373	67,966,169
TOTAL MONEY MARKET FUNDS
(Cost $139,224,207)		139,224,207
TOTAL INVESTMENT IN SECURITIES - 106.4%
(Cost $1,299,092,245)		1,346,527,760
NET OTHER ASSETS (LIABILITIES) - (6.4)%		(81,301,384)
NET ASSETS - 100%		$1,265,226,376

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,083,112 or 3.8% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $297,915 or 0.0% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Algolia SAS Series D	7/23/21	$289,526
Algolia, Inc.	10/27/21	$1,265,404
Ardagh Metal Packaging SA	2/22/21	$3,640,840
Astranis Space Technologies Corp. Series C	3/19/21	$2,760,108
BARK, Inc.	12/17/20	$2,673,000
Beta Technologies, Inc. Series A	4/9/21	$4,597,839
Beta Technologies, Inc. Series B, 6.00%	4/4/22	$1,219,573
Boundless Bio, Inc. Series B	4/23/21	$921,249
Bright Peak Therapeutics AG Series B	5/14/21	$778,587
Caris Life Sciences, Inc. Series D	5/11/21	$1,169,924
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$108,320
Convoy, Inc. Series D	10/30/19	$2,612,353
Fanatics, Inc. Class A	8/13/20 - 3/22/21	$2,891,600
LifeMine Therapeutics, Inc. Series C	2/15/22	$820,222
Mountain Digital, Inc. Series D	11/5/21	$3,223,938
Perella Weinberg Partners	12/29/20	$4,572,620
Reddit, Inc. Series F	8/11/21	$2,891,978
Skyryse, Inc. Series B	10/21/21	$296,160
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$865,645
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$692,516
Starling Bank Ltd. Series D	6/18/21 - 4/5/22	$824,189
T-Knife Therapeutics, Inc. Series B	6/30/21	$1,162,892
Treeline Biosciences Series A	7/30/21	$166,303
Veterinary Emergency Group LLC Class A	9/16/21 - 3/17/22	$1,901,246
Wugen, Inc. Series B	7/9/21	$465,154
Yanka Industries, Inc. Series E	5/15/20	$2,307,478
Yanka Industries, Inc. Series F	4/8/21	$924,077

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$4,152,847	$613,850,569	$546,745,378	$140,299	$--	$--	$71,258,038	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	107,112,980	420,402,592	459,549,403	940,841	--	--	67,966,169	0.2%
Total	$111,265,827	$1,034,253,161	$1,006,294,781	$1,081,140	$--	$--	$139,224,207

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$58,521,332	$56,680,220	$--	$1,841,112
Consumer Discretionary	138,353,404	126,840,527	--	11,512,877
Consumer Staples	43,780,247	43,780,247	--	--
Energy	65,957,427	65,957,427	--	--
Financials	67,683,615	66,443,957	--	1,239,658
Health Care	286,272,302	279,851,184	--	6,421,118
Industrials	234,224,670	224,439,547	--	9,785,123
Information Technology	219,508,517	205,983,573	2,417,076	11,107,868
Materials	51,296,142	45,611,891	5,684,251	--
Real Estate	6,484,326	6,484,326	--	--
Utilities	12,857,560	12,857,560	--	--
Investment Companies	22,364,011	22,364,011	--	--
Money Market Funds	139,224,207	139,224,207	--	--
Total Investments in Securities:	$1,346,527,760	$1,296,518,677	$8,101,327	$41,907,756

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$30,298,033
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	306,614
Cost of Purchases	11,743,109
Proceeds of Sales	(440,000)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$41,907,756
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$306,614

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $66,349,302) — See accompanying schedule: Unaffiliated issuers (cost $1,159,868,038)	$1,207,303,553
Fidelity Central Funds (cost $139,224,207)	139,224,207
Total Investment in Securities (cost $1,299,092,245)		$1,346,527,760
Receivable for investments sold		7,396,378
Receivable for fund shares sold		1,256,420
Dividends receivable		351,534
Distributions receivable from Fidelity Central Funds		241,858
Total assets		1,355,773,950
Liabilities
Payable for investments purchased	$20,765,755
Payable for fund shares redeemed	1,233,625
Accrued management fee	583,435
Collateral on securities loaned	67,964,759
Total liabilities		90,547,574
Net Assets		$1,265,226,376
Net Assets consist of:
Paid in capital		$1,275,613,978
Total accumulated earnings (loss)		(10,387,602)
Net Assets		$1,265,226,376
Net Asset Value, offering price and redemption price per share ($1,265,226,376 ÷ 95,730,804 shares)		$13.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$7,065,024
Interest		1,148
Income from Fidelity Central Funds (including $940,841 from security lending)		1,081,140
Total income		8,147,312
Expenses
Management fee	$7,103,748
Independent trustees' fees and expenses	3,900
Interest	1,146
Total expenses before reductions	7,108,794
Expense reductions	(80)
Total expenses after reductions		7,108,714
Net investment income (loss)		1,038,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,270,661)
Foreign currency transactions	(5,668)
Total net realized gain (loss)		(9,276,329)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(249,743,953)
Unfunded commitments	498,561
Assets and liabilities in foreign currencies	(1,259)
Total change in net unrealized appreciation (depreciation)		(249,246,651)
Net gain (loss)		(258,522,980)
Net increase (decrease) in net assets resulting from operations		$(257,484,382)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,038,598	$(1,648,598)
Net realized gain (loss)	(9,276,329)	291,358,606
Change in net unrealized appreciation (depreciation)	(249,246,651)	111,070,616
Net increase (decrease) in net assets resulting from operations	(257,484,382)	400,780,624
Distributions to shareholders	(287,761,100)	(32,449,496)
Share transactions
Proceeds from sales of shares	651,115,115	442,975,177
Reinvestment of distributions	287,761,100	32,449,496
Cost of shares redeemed	(282,783,905)	(589,302,011)
Net increase (decrease) in net assets resulting from share transactions	656,092,310	(113,877,338)
Total increase (decrease) in net assets	110,846,828	254,453,790
Net Assets
Beginning of period	1,154,379,548	899,925,758
End of period	$1,265,226,376	$1,154,379,548
Other Information
Shares
Sold	44,616,415	22,367,069
Issued in reinvestment of distributions	15,979,576	1,720,546
Redeemed	(18,439,508)	(29,251,232)
Net increase (decrease)	42,156,483	(5,163,617)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.55	$15.32	$13.96	$13.40	$10.42
Income from Investment Operations
Net investment income (loss)A,B	.01	(.03)C	–D	(.01)	(.01)
Net realized and unrealized gain (loss)	(3.11)	6.81	1.36	.84	3.00
Total from investment operations	(3.10)	6.78	1.36	.83	2.99
Distributions from net investment income	–	–	–	–	–D
Distributions from net realized gain	(5.23)	(.55)	–	(.27)	(.01)
Total distributions	(5.23)	(.55)	–	(.27)	(.01)
Net asset value, end of period	$13.22	$21.55	$15.32	$13.96	$13.40
Total ReturnE	(20.31)%	44.76%	9.74%	6.14%	28.72%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.59%	.59%	.59%	.59%
Net investment income (loss)	.09%	(.14)%C	(.02)%	(.09)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,265,226	$1,154,380	$899,926	$833,744	$562,817
Portfolio turnover rateH	81%I	119%	137%I	108%I	114%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 41,907,756	Market approach	Discount rate	16.0% - 44.9% / 36.2%	Decrease
			Transaction price	$1.35 - $103.17 / $60.06	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 10.0 / 4.8	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	19.6%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth rate	2.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$199,847,204
Gross unrealized depreciation	(160,529,736)
Net unrealized appreciation (depreciation)	$39,317,468
Tax Cost	$1,307,210,292

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$39,316,348

The Fund intends to elect to defer to its next fiscal year $49,703,950 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$134,762,480	$ 17,259,113
Long-term Capital Gains	152,998,620	15,190,383
Total	$287,761,100	$ 32,449,496

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Small Cap Growth K6 Fund	2,020,267.16

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth K6 Fund	1,230,632,373	947,451,522

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Growth K6 Fund	2,375,229	32,229,577

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth K6 Fund	$32,201

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth K6 Fund	Borrower	$5,005,885.32%		$1,146

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Growth K6 Fund	60,353,629	72,901,931	4,594,280

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Small Cap Growth K6 Fund	4,809

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Growth K6 Fund	$99,826	$8,778	$7,498

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $80.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth K6 Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Small Cap Growth K6 Fund	.60%
Actual		$1,000.00	$898.10	$2.82
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $40,743,101, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.99% and 99.50% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 2% and 63% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 3% and 71% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 2% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCPK6-ANN-0922
1.9884011.105

Fidelity® Small Cap Value Fund

Annual Report

July 31, 2022

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(7.16)%	7.76%	11.16%
Class M (incl. 3.50% sales charge)	(5.18)%	8.01%	11.15%
Class C (incl. contingent deferred sales charge)	(3.16)%	8.22%	11.13%
Fidelity® Small Cap Value Fund	(1.23)%	9.33%	12.11%
Class I	(1.22)%	9.34%	12.13%
Class Z	(1.11)%	9.45%	12.18%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$31,377	Fidelity® Small Cap Value Fund
$26,365	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Managers Derek Janssen and Gabriela Kelleher:  For the fiscal year ending July 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -2% to -1%, outperforming the -4.77% result of the benchmark Russell 2000® Value Index. Versus the benchmark, security selection was the primary contributor, led by the financials sector. An underweighting and stock picking in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result. Also helping was an underweighting and security selection in the communication services sector, primarily driven by the media & entertainment industry. The biggest individual relative contributor was an overweight position in Antero Resources (+188%). We reduced our stake in this company. Our second-largest relative contributor this period was avoiding AMC Entertainment, a benchmark component that returned roughly -66%. The fund's non-benchmark stake in Lamb Weston Holdings, a position we established this period, gained approximately 40% and helped. In contrast, the biggest detractor from performance versus the benchmark was an underweighting in energy. Stock selection in real estate and an underweighting in utilities also hampered relative performance. The biggest individual relative detractor was an overweight position in Rent-A-Center (-57%). We increased our position in this company the past 12 months. A second notable relative detractor was our outsized stake in Jeld-Wen Holding (-49%), a position that was sold the past 12 months. Avoiding Ovintiv, a benchmark component that gained about 80%, also hurt relative performance. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Eastern Bankshares, Inc.	2.4
Tempur Sealy International, Inc.	2.3
Beacon Roofing Supply, Inc.	2.1
Brookfield Infrastructure Corp. A Shares	2.0
Assurant, Inc.	1.9
FirstCash Holdings, Inc.	1.9
Encore Capital Group, Inc.	1.8
U.S. Foods Holding Corp.	1.8
Owens & Minor, Inc.	1.8
Builders FirstSource, Inc.	1.8
19.8

Market Sectors as of July 31, 2022

% of fund's net assets
Financials	28.9
Industrials	14.2
Consumer Discretionary	13.0
Real Estate	8.3
Information Technology	8.2
Health Care	7.6
Materials	5.0
Energy	4.3
Consumer Staples	4.0
Utilities	3.4
Communication Services	1.6

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 13.8%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	86.2%
Bermuda	4.3%
United Kingdom	3.8%
Canada	2.9%
Ireland	1.8%
Germany	0.7%
Netherlands	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 1.6%
Media - 1.6%
Nexstar Broadcasting Group, Inc. Class A	426,800	$80,396,316
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 1.4%
Adient PLC (a)	2,040,000	68,911,200
Hotels, Restaurants & Leisure - 4.4%
Brinker International, Inc. (a)(b)	1,860,036	51,615,999
Churchill Downs, Inc.	397,700	83,437,460
Hilton Grand Vacations, Inc. (a)	415,000	16,919,550
Light & Wonder, Inc. Class A (a)	1,300,000	66,222,000
		218,195,009
Household Durables - 4.3%
KB Home (b)	2,625,000	85,680,000
Tempur Sealy International, Inc.	4,095,000	112,530,600
Traeger, Inc. (a)(b)	5,255,000	16,132,850
		214,343,450
Specialty Retail - 2.9%
Rent-A-Center, Inc. (c)	3,355,000	78,943,150
Williams-Sonoma, Inc. (b)	430,100	62,115,042
		141,058,192

TOTAL CONSUMER DISCRETIONARY		642,507,851

CONSUMER STAPLES - 4.0%
Food & Staples Retailing - 2.8%
BJ's Wholesale Club Holdings, Inc. (a)	735,000	49,759,500
U.S. Foods Holding Corp. (a)	2,830,000	89,145,000
		138,904,500
Food Products - 1.2%
Lamb Weston Holdings, Inc.	710,584	56,605,121

TOTAL CONSUMER STAPLES		195,509,621

ENERGY - 4.3%
Energy Equipment & Services - 1.7%
TechnipFMC PLC (a)(b)	10,400,000	84,136,000
Oil, Gas & Consumable Fuels - 2.6%
Antero Resources Corp. (a)	1,152,000	45,665,280
Brigham Minerals, Inc. Class A (c)	3,130,100	83,104,155
		128,769,435

TOTAL ENERGY		212,905,435

FINANCIALS - 28.9%
Banks - 13.1%
BOK Financial Corp.	440,000	38,733,200
Comerica, Inc.	608,300	47,307,491
Cullen/Frost Bankers, Inc.	250,000	32,600,000
Eastern Bankshares, Inc.	5,870,100	119,750,040
First Foundation, Inc. (b)	2,192,275	45,643,166
First Interstate Bancsystem, Inc.	1,300,000	53,014,000
Independent Bank Group, Inc. (b)	1,041,196	73,633,381
Synovus Financial Corp.	976,700	39,439,146
The Bank of NT Butterfield & Son Ltd.	1,760,000	59,646,400
Trico Bancshares	1,309,400	62,589,320
Webster Financial Corp. (b)	998,829	46,395,607
Western Alliance Bancorp.	379,700	29,001,486
		647,753,237
Capital Markets - 1.9%
AllianceBernstein Holding LP	1,238,200	54,555,092
Lazard Ltd. Class A	1,029,300	38,773,731
		93,328,823
Consumer Finance - 3.7%
Encore Capital Group, Inc. (a)(b)(c)	1,250,200	90,551,986
FirstCash Holdings, Inc.	1,251,765	91,704,304
		182,256,290
Diversified Financial Services - 0.9%
ECN Capital Corp.	9,302,051	43,439,354
Insurance - 9.3%
Assurant, Inc.	541,800	95,237,604
Enstar Group Ltd. (a)	278,949	55,209,586
First American Financial Corp.	1,133,000	65,714,000
Old Republic International Corp.	3,758,700	87,464,949
Primerica, Inc.	505,624	65,068,753
Reinsurance Group of America, Inc.	348,200	40,314,596
Selective Insurance Group, Inc.	650,000	50,609,000
		459,618,488

TOTAL FINANCIALS		1,426,396,192

HEALTH CARE - 7.6%
Biotechnology - 1.9%
ALX Oncology Holdings, Inc. (a)	555,000	5,372,400
Blueprint Medicines Corp. (a)	200,000	10,212,000
Celldex Therapeutics, Inc. (a)	200,000	6,144,000
Cyteir Therapeutics, Inc. (a)	725,000	2,109,750
Cytokinetics, Inc. (a)	130,000	5,502,900
Day One Biopharmaceuticals, Inc. (a)	450,000	7,708,500
Erasca, Inc.	705,000	5,315,700
Exelixis, Inc. (a)	375,000	7,845,000
Imago BioSciences, Inc.	556,000	8,951,600
Instil Bio, Inc. (a)	1,170,411	6,601,118
Janux Therapeutics, Inc. (a)	375,000	4,657,500
Keros Therapeutics, Inc. (a)	265,000	8,501,200
Relay Therapeutics, Inc. (a)	495,000	9,414,900
Vaxcyte, Inc. (a)	220,000	5,077,600
		93,414,168
Health Care Equipment & Supplies - 1.5%
Envista Holdings Corp. (a)	1,820,000	73,983,000
Health Care Providers & Services - 2.6%
Owens & Minor, Inc.	2,507,700	88,797,657
Premier, Inc.	1,000,000	38,460,000
		127,257,657
Pharmaceuticals - 1.6%
Arvinas Holding Co. LLC (a)	179,000	9,506,690
Jazz Pharmaceuticals PLC (a)	133,600	20,849,616
NGM Biopharmaceuticals, Inc. (a)	490,000	7,095,200
Prestige Brands Holdings, Inc. (a)	710,000	42,820,100
		80,271,606

TOTAL HEALTH CARE		374,926,431

INDUSTRIALS - 14.2%
Aerospace & Defense - 1.3%
Curtiss-Wright Corp.	465,000	66,699,600
Building Products - 2.4%
Builders FirstSource, Inc. (a)	1,300,000	88,400,000
Hayward Holdings, Inc. (a)(b)	2,728,442	31,840,918
		120,240,918
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc. (a)(b)	1,700,600	29,080,260
Construction & Engineering - 0.0%
Arcosa, Inc.	46,774	2,411,667
Machinery - 2.2%
EnPro Industries, Inc.	497,000	46,459,560
ITT, Inc.	800,000	60,024,000
		106,483,560
Professional Services - 4.0%
ASGN, Inc. (a)	550,000	57,068,000
CACI International, Inc. Class A (a)	145,000	43,832,050
First Advantage Corp. (a)	2,430,000	34,092,900
KBR, Inc.	1,160,000	61,746,800
		196,739,750
Trading Companies & Distributors - 3.7%
Beacon Roofing Supply, Inc. (a)	1,742,700	104,596,854
Univar Solutions, Inc. (a)	2,820,000	76,252,800
		180,849,654

TOTAL INDUSTRIALS		702,505,409

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 0.3%
Lumentum Holdings, Inc. (a)(b)	180,000	16,282,800
Electronic Equipment & Components - 3.5%
Insight Enterprises, Inc. (a)	898,000	83,882,180
TD SYNNEX Corp.	865,000	86,863,300
		170,745,480
IT Services - 4.4%
Concentrix Corp.	654,900	87,599,424
Cyxtera Technologies, Inc. Class A (a)(b)	5,871,645	71,575,353
Genpact Ltd.	1,250,000	60,100,000
		219,274,777

TOTAL INFORMATION TECHNOLOGY		406,303,057

MATERIALS - 5.0%
Chemicals - 2.1%
Tronox Holdings PLC	2,125,000	33,171,250
Valvoline, Inc.	2,170,800	69,943,176
		103,114,426
Construction Materials - 1.7%
Eagle Materials, Inc.	125,200	15,831,540
RHI Magnesita NV	613,941	16,837,243
Summit Materials, Inc. (a)	1,900,000	52,269,000
		84,937,783
Containers & Packaging - 1.2%
O-I Glass, Inc. (a)	3,800,000	55,898,000

TOTAL MATERIALS		243,950,209

REAL ESTATE - 8.3%
Equity Real Estate Investment Trusts (REITs) - 3.8%
Corporate Office Properties Trust (SBI)	1,320,000	37,158,000
Douglas Emmett, Inc.	2,503,000	59,170,920
LXP Industrial Trust (REIT) (b)	5,850,000	64,174,500
National Storage Affiliates Trust	460,000	25,226,400
		185,729,820
Real Estate Management & Development - 4.5%
Anywhere Real Estate, Inc. (a)	4,133,900	41,049,627
Cushman & Wakefield PLC (a)	4,163,779	69,951,487
DIC Asset AG	3,000,000	34,034,265
Jones Lang LaSalle, Inc. (a)	415,400	79,204,318
		224,239,697

TOTAL REAL ESTATE		409,969,517

UTILITIES - 3.4%
Gas Utilities - 2.0%
Brookfield Infrastructure Corp. A Shares (b)	2,167,850	99,309,209
Independent Power and Renewable Electricity Producers - 1.4%
NextEra Energy Partners LP (b)	841,600	69,633,984

TOTAL UTILITIES		168,943,193

TOTAL COMMON STOCKS
(Cost $4,500,215,498)		4,864,313,231

Money Market Funds - 6.4%
Fidelity Cash Central Fund 2.01% (d)	55,612,525	55,623,648
Fidelity Securities Lending Cash Central Fund 2.01% (d)(e)	261,324,724	261,350,857
TOTAL MONEY MARKET FUNDS
(Cost $316,974,505)		316,974,505
TOTAL INVESTMENT IN SECURITIES - 104.9%
(Cost $4,817,190,003)		5,181,287,736
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(241,740,183)
NET ASSETS - 100%		$4,939,547,553

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$24,411,882	$2,164,318,383	$2,133,106,617	$182,943	$--	$--	$55,623,648	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	63,724,657	1,338,519,744	1,140,893,544	1,372,877	--	--	261,350,857	0.7%
Total	$88,136,539	$3,502,838,127	$3,274,000,161	$1,555,820	$--	$--	$316,974,505

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Brigham Minerals, Inc. Class A	$43,208,000	$22,753,335	$--	$4,936,605	$--	$17,142,820	$83,104,155
Encore Capital Group, Inc.	59,184,468	--	--	--	--	31,367,518	90,551,986
Rent-A-Center, Inc.	57,220,000	69,088,071	--	2,355,100	--	(47,364,921)	78,943,150
Total	$159,612,468	$91,841,406	$--	$7,291,705	$--	$1,145,417	$252,599,291

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$80,396,316	$80,396,316	$--	$--
Consumer Discretionary	642,507,851	642,507,851	--	--
Consumer Staples	195,509,621	195,509,621	--	--
Energy	212,905,435	212,905,435	--	--
Financials	1,426,396,192	1,426,396,192	--	--
Health Care	374,926,431	374,926,431	--	--
Industrials	702,505,409	702,505,409	--	--
Information Technology	406,303,057	406,303,057	--	--
Materials	243,950,209	243,950,209	--	--
Real Estate	409,969,517	409,969,517	--	--
Utilities	168,943,193	168,943,193	--	--
Money Market Funds	316,974,505	316,974,505	--	--
Total Investments in Securities:	$5,181,287,736	$5,181,287,736	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $262,035,471) — See accompanying schedule: Unaffiliated issuers (cost $4,296,808,731)	$4,611,713,940
Fidelity Central Funds (cost $316,974,505)	316,974,505
Other affiliated issuers (cost $203,406,767)	252,599,291
Total Investment in Securities (cost $4,817,190,003)		$5,181,287,736
Foreign currency held at value (cost $371,776)		360,836
Receivable for investments sold		25,713,233
Receivable for fund shares sold		6,607,292
Dividends receivable		1,124,107
Distributions receivable from Fidelity Central Funds		114,728
Total assets		5,215,207,932
Liabilities
Payable for investments purchased	$852,657
Payable for fund shares redeemed	9,427,083
Accrued management fee	3,152,260
Distribution and service plan fees payable	114,957
Other affiliated payables	708,840
Other payables and accrued expenses	59,307
Collateral on securities loaned	261,345,275
Total liabilities		275,660,379
Net Assets		$4,939,547,553
Net Assets consist of:
Paid in capital		$4,359,206,942
Total accumulated earnings (loss)		580,340,611
Net Assets		$4,939,547,553
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($267,853,944 ÷ 14,001,480 shares)(a)		$19.13
Maximum offering price per share (100/94.25 of $19.13)		$20.30
Class M:
Net Asset Value and redemption price per share ($81,789,966 ÷ 4,439,335 shares)(a)		$18.42
Maximum offering price per share (100/96.50 of $18.42)		$19.09
Class C:
Net Asset Value and offering price per share ($38,832,389 ÷ 2,370,330 shares)(a)		$16.38
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,691,063,293 ÷ 136,683,449 shares)		$19.69
Class I:
Net Asset Value, offering price and redemption price per share ($1,319,153,545 ÷ 67,005,711 shares)		$19.69
Class Z:
Net Asset Value, offering price and redemption price per share ($540,854,416 ÷ 27,467,041 shares)		$19.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends (including $7,291,705 earned from other affiliated issuers)		$65,372,881
Special dividends		36,917,428
Income from Fidelity Central Funds (including $1,372,877 from security lending)		1,555,820
Total income		103,846,129
Expenses
Management fee
Basic fee	$32,512,051
Performance adjustment	5,551,393
Transfer agent fees	7,375,194
Distribution and service plan fees	1,445,497
Accounting fees	1,053,045
Custodian fees and expenses	84,842
Independent trustees' fees and expenses	15,643
Registration fees	329,880
Audit	59,924
Legal	5,176
Interest	3,881
Miscellaneous	15,135
Total expenses before reductions	48,451,661
Expense reductions	(150,307)
Total expenses after reductions		48,301,354
Net investment income (loss)		55,544,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	374,508,672
Foreign currency transactions	(50,707)
Total net realized gain (loss)		374,457,965
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(541,189,958)
Affiliated issuers	1,145,417
Assets and liabilities in foreign currencies	(72,566)
Total change in net unrealized appreciation (depreciation)		(540,117,107)
Net gain (loss)		(165,659,142)
Net increase (decrease) in net assets resulting from operations		$(110,114,367)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$55,544,775	$21,998,088
Net realized gain (loss)	374,457,965	431,506,266
Change in net unrealized appreciation (depreciation)	(540,117,107)	808,798,720
Net increase (decrease) in net assets resulting from operations	(110,114,367)	1,262,303,074
Distributions to shareholders	(359,250,603)	(10,614,922)
Share transactions - net increase (decrease)	1,138,061,901	1,325,877,253
Total increase (decrease) in net assets	668,696,931	2,577,565,405
Net Assets
Beginning of period	4,270,850,622	1,693,285,217
End of period	$4,939,547,553	$4,270,850,622

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.03	$12.33	$14.68	$20.33	$19.05
Income from Investment Operations
Net investment income (loss)A,B	.18C	.09D	.11	.14E	.10F
Net realized and unrealized gain (loss)	(.41)	8.66	(1.96)	(.98)	1.87
Total from investment operations	(.23)	8.75	(1.85)	(.84)	1.97
Distributions from net investment income	(.39)	(.05)	(.09)	(.10)	(.17)
Distributions from net realized gain	(1.28)	–	(.41)	(4.71)	(.52)
Total distributions	(1.67)	(.05)	(.50)	(4.81)	(.69)
Redemption fees added to paid in capitalA	–	–	–	–	–G
Net asset value, end of period	$19.13	$21.03	$12.33	$14.68	$20.33
Total ReturnH,I	(1.50)%	71.07%	(13.09)%	(4.85)%	10.65%
Ratios to Average Net AssetsB,J,K
Expenses before reductions	1.26%	1.24%	1.22%	.92%	1.18%
Expenses net of fee waivers, if any	1.25%	1.24%	1.22%	.92%	1.17%
Expenses net of all reductions	1.25%	1.23%	1.20%	.91%	1.17%
Net investment income (loss)	.90%C	.50%D	.84%	.91%E	.49%F
Supplemental Data
Net assets, end of period (000 omitted)	$267,854	$232,920	$101,675	$129,115	$162,572
Portfolio turnover rateL	40%	54%	109%	79%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .14%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .13%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .71%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$20.31	$11.93	$14.22	$19.84	$18.61
Income from Investment Operations
Net investment income (loss)A,B	.13C	.05D	.08	.10E	.05F
Net realized and unrealized gain (loss)	(.40)	8.37	(1.91)	(.96)	1.82
Total from investment operations	(.27)	8.42	(1.83)	(.86)	1.87
Distributions from net investment income	(.35)	(.04)	(.05)	(.05)	(.13)
Distributions from net realized gain	(1.28)	–	(.41)	(4.71)	(.52)
Total distributions	(1.62)G	(.04)	(.46)	(4.76)	(.64)G
Redemption fees added to paid in capitalA	–	–	–	–	–H
Net asset value, end of period	$18.42	$20.31	$11.93	$14.22	$19.84
Total ReturnI,J	(1.74)%	70.63%	(13.29)%	(5.08)%	10.39%
Ratios to Average Net AssetsB,K,L
Expenses before reductions	1.50%	1.48%	1.46%	1.17%	1.42%
Expenses net of fee waivers, if any	1.49%	1.48%	1.46%	1.17%	1.42%
Expenses net of all reductions	1.49%	1.47%	1.44%	1.16%	1.41%
Net investment income (loss)	.66%C	.26%D	.59%	.66%E	.25%F
Supplemental Data
Net assets, end of period (000 omitted)	$81,790	$80,182	$38,049	$53,612	$69,380
Portfolio turnover rateM	40%	54%	109%	79%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.10) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11) %.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .04%.

 G Total distributions per share do not sum due to rounding.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$18.25	$10.76	$12.91	$18.50	$17.39
Income from Investment Operations
Net investment income (loss)A,B	.03C	(.04)D	.01	.02E	(.05)F
Net realized and unrealized gain (loss)	(.36)	7.55	(1.72)	(.89)	1.71
Total from investment operations	(.33)	7.51	(1.71)	(.87)	1.66
Distributions from net investment income	(.31)	(.02)	(.03)	(.02)	(.03)
Distributions from net realized gain	(1.24)	–	(.41)	(4.71)	(.52)
Total distributions	(1.54)G	(.02)	(.44)	(4.72)G	(.55)
Redemption fees added to paid in capitalA	–	–	–	–	–H
Net asset value, end of period	$16.38	$18.25	$10.76	$12.91	$18.50
Total ReturnI,J	(2.27)%	69.84%	(13.74)%	(5.63)%	9.84%
Ratios to Average Net AssetsB,K,L
Expenses before reductions	2.02%	2.01%	2.00%	1.68%	1.93%
Expenses net of fee waivers, if any	2.01%	2.01%	1.99%	1.68%	1.93%
Expenses net of all reductions	2.01%	2.00%	1.97%	1.67%	1.92%
Net investment income (loss)	.14%C	(.26)%D	.06%	.15%E	(.26)%F
Supplemental Data
Net assets, end of period (000 omitted)	$38,832	$32,469	$13,748	$22,187	$44,396
Portfolio turnover rateM	40%	54%	109%	79%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.64) %.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.47) %.

 G Total distributions per share do not sum due to rounding.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the contingent deferred sales charge.

 K Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.59	$12.64	$15.04	$20.71	$19.41
Income from Investment Operations
Net investment income (loss)A,B	.24C	.14D	.15	.18E	.15F
Net realized and unrealized gain (loss)	(.42)	8.89	(2.01)	(1.00)	1.89
Total from investment operations	(.18)	9.03	(1.86)	(.82)	2.04
Distributions from net investment income	(.44)	(.08)	(.12)	(.15)	(.22)
Distributions from net realized gain	(1.28)	–	(.41)	(4.71)	(.52)
Total distributions	(1.72)	(.08)	(.54)G	(4.85)G	(.74)
Redemption fees added to paid in capitalA	–	–	–	–	–H
Net asset value, end of period	$19.69	$21.59	$12.64	$15.04	$20.71
Total ReturnI	(1.23)%	71.64%	(12.88)%	(4.58)%	10.88%
Ratios to Average Net AssetsB,J,K
Expenses before reductions	.99%	.97%	.96%	.66%	.91%
Expenses net of fee waivers, if any	.98%	.97%	.96%	.66%	.91%
Expenses net of all reductions	.98%	.96%	.94%	.64%	.91%
Net investment income (loss)	1.17%C	.77%D	1.10%	1.17%E	.76%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,691,063	$2,715,703	$1,231,427	$1,611,032	$2,052,664
Portfolio turnover rateL	40%	54%	109%	79%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .41%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 G Total distributions per share do not sum due to rounding.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$21.59	$12.65	$15.04	$20.72	$19.41
Income from Investment Operations
Net investment income (loss)A,B	.24C	.15D	.15	.18E	.15F
Net realized and unrealized gain (loss)	(.42)	8.87	(2.01)	(1.01)	1.90
Total from investment operations	(.18)	9.02	(1.86)	(.83)	2.05
Distributions from net investment income	(.44)	(.08)	(.12)	(.15)	(.22)
Distributions from net realized gain	(1.28)	–	(.41)	(4.71)	(.52)
Total distributions	(1.72)	(.08)	(.53)	(4.85)G	(.74)
Redemption fees added to paid in capitalA	–	–	–	–	–H
Net asset value, end of period	$19.69	$21.59	$12.65	$15.04	$20.72
Total ReturnI	(1.22)%	71.55%	(12.82)%	(4.63)%	10.93%
Ratios to Average Net AssetsB,J,K
Expenses before reductions	.99%	.97%	.95%	.66%	.91%
Expenses net of fee waivers, if any	.99%	.97%	.95%	.66%	.91%
Expenses net of all reductions	.99%	.96%	.93%	.65%	.90%
Net investment income (loss)	1.17%C	.77%D	1.10%	1.17%E	.76%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,319,154	$845,012	$214,538	$243,571	$459,332
Portfolio turnover rateL	40%	54%	109%	79%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 G Total distributions per share do not sum due to rounding.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class Z

Years ended July 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$21.59	$12.65	$15.05	$16.90
Income from Investment Operations
Net investment income (loss)B,C	.27D	.17E	.17	(.08)F
Net realized and unrealized gain (loss)	(.43)	8.87	(2.01)	(.66)
Total from investment operations	(.16)	9.04	(1.84)	(.74)
Distributions from net investment income	(.47)	(.10)	(.15)	(.09)
Distributions from net realized gain	(1.28)	–	(.41)	(1.02)
Total distributions	(1.74)G	(.10)	(.56)	(1.11)
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$19.69	$21.59	$12.65	$15.05
Total ReturnH,I	(1.11)%	71.75%	(12.73)%	(3.75)%
Ratios to Average Net AssetsC,J,K
Expenses before reductions	.86%	.84%	.81%	.52%L
Expenses net of fee waivers, if any	.86%	.84%	.81%	.52%L
Expenses net of all reductions	.86%	.83%	.79%	.51%L
Net investment income (loss)	1.30%D	.90%E	1.25%	(.63)%F,L
Supplemental Data
Net assets, end of period (000 omitted)	$540,854	$364,564	$93,849	$26,006
Portfolio turnover rateM	40%	54%	109%	79%

 A For the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

 F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.82) %.

 G Total distributions per share do not sum due to rounding.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Annualized

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnership, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$697,040,748
Gross unrealized depreciation	(344,036,608)
Net unrealized appreciation (depreciation)	$353,004,140
Tax Cost	$4,828,283,596

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$259,502,564
Net unrealized appreciation (depreciation) on securities and other investments	$352,933,605

The Fund intends to elect to defer to its next fiscal year $11,047,968 of capital losses recognized during the period November 1, 2021 to July 31, 2022, and $21,047,590 of ordinary losses recognized during the period January 1, 2022 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$237,962,097	$ 10,614,922
Long-term Capital Gains	121,288,506	–
Total	$359,250,603	$ 10,614,922

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Value Fund	2,700,519,419	1,889,425,723

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value Fund as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$660,693	$45,212
Class M	.25%	.25%	410,904	360
Class C	.75%	.25%%	373,900	158,112
			$1,445,497	$203,684

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$140,397
Class M	7,427
Class C(a)	900
$148,724

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$481,265.18
Class M	142,903.17
Class C	71,549.19
Small Cap Value	4,542,043.16
Class I	1,948,840.17
Class Z	188,594.04
	$7,375,194

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Value Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Value Fund	$55,252

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Value Fund	Borrower	$17,498,800	1.60%	$3,881

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Small Cap Value Fund	244,040,399	142,483,203	48,513,881

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Small Cap Value Fund	$5,814

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Value Fund	$137,211	$20,676	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $95

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $150,212.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Small Cap Value Fund
Distributions to shareholders
Class A	$19,708,729	$407,443
Class M	6,431,794	113,565
Class C	2,894,329	26,709
Small Cap Value	219,284,330	7,606,520
Class I	78,004,957	1,593,887
Class Z	32,926,464	866,798
Total	$359,250,603	$10,614,922

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Fidelity Small Cap Value Fund
Class A
Shares sold	5,298,721	5,515,402	$108,496,696	$105,357,330
Reinvestment of distributions	931,850	24,428	19,175,840	399,404
Shares redeemed	(3,305,265)	(2,711,145)	(66,717,629)	(47,316,784)
Net increase (decrease)	2,925,306	2,828,685	$60,954,907	$58,439,950
Class M
Shares sold	1,378,126	1,737,851	$27,066,436	$33,058,379
Reinvestment of distributions	320,905	7,107	6,377,160	112,433
Shares redeemed	(1,207,147)	(987,198)	(23,647,044)	(17,372,101)
Net increase (decrease)	491,884	757,760	$9,796,552	$15,798,711
Class C
Shares sold	1,199,095	1,480,989	$21,139,005	$24,653,857
Reinvestment of distributions	159,909	1,866	2,839,061	26,596
Shares redeemed	(768,069)	(980,897)	(13,253,131)	(16,135,958)
Net increase (decrease)	590,935	501,958	$10,724,935	$8,544,495
Small Cap Value
Shares sold	47,561,130	70,129,869	$1,004,315,420	$1,400,537,590
Reinvestment of distributions	9,867,950	450,885	208,631,722	7,216,719
Shares redeemed	(46,550,420)	(42,160,543)	(975,621,735)	(796,634,527)
Net increase (decrease)	10,878,660	28,420,211	$237,325,407	$611,119,782
Class I
Shares sold	50,555,646	33,704,033	$1,058,311,814	$671,155,072
Reinvestment of distributions	3,478,382	94,656	73,471,142	1,516,743
Shares redeemed	(26,168,822)	(11,618,016)	(534,982,261)	(228,753,739)
Net increase (decrease)	27,865,206	22,180,673	$596,800,695	$443,918,076
Class Z
Shares sold	17,011,053	13,699,777	$355,253,994	$269,713,242
Reinvestment of distributions	1,279,957	47,848	27,023,961	752,829
Shares redeemed	(7,709,768)	(4,281,250)	(159,818,550)	(82,409,832)
Net increase (decrease)	10,581,242	9,466,375	$222,459,405	$188,056,239

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Small Cap Value Fund
Class A	1.26%
Actual		$1,000.00	$942.40	$6.07
Hypothetical-C		$1,000.00	$1,018.55	$6.31
Class M	1.50%
Actual		$1,000.00	$941.20	$7.22
Hypothetical-C		$1,000.00	$1,017.36	$7.50
Class C	2.02%
Actual		$1,000.00	$938.70	$9.71
Hypothetical-C		$1,000.00	$1,014.78	$10.09
Small Cap Value	.99%
Actual		$1,000.00	$943.90	$4.77
Hypothetical-C		$1,000.00	$1,019.89	$4.96
Class I	.99%
Actual		$1,000.00	$943.90	$4.77
Hypothetical-C		$1,000.00	$1,019.89	$4.96
Class Z	.86%
Actual		$1,000.00	$944.40	$4.15
Hypothetical-C		$1,000.00	$1,020.53	$4.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $367,864,242, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed on September 3, 2021, and December 17, 2021, as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 3, 2021	13%	14%	15%	13%	13%	12%
December 17, 2021	21%	23%	25%	20%	20%	20%
December 28, 2021	20%	20%	20%	20%	20%	20%

A percentage of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 3, 2021	28%	30%	32%	27%	27%	27%
December 17, 2021	31%	33%	35%	29%	29%	28%
December 28, 2021	29%	29%	29%	29%	29%	29%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 3, 2021	1%	1%	1%	1%	1%	1%
December 17, 2021	3%	3%	3%	3%	3%	3%
December 28, 2021	3%	3%	3%	3%	3%	3%

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in January 2021 and May 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCV-ANN-0922
1.803706.117

Fidelity® Series Blue Chip Growth Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Blue Chip Growth Fund	(22.51)%	17.51%	16.05%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

52,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$36,697	Fidelity® Series Blue Chip Growth Fund
$33,984	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2022, the fund returned -22.51%, underperforming the -11.93% result of the benchmark Russell 1000® Growth Index. Versus the benchmark, security selection was the primary detractor from relative performance. Weak picks in the industrials sector, especially within the transportation industry, hurt. Also detracting from performance was stock selection and an underweighting in information technology. The biggest individual relative detractor was an overweight position in Lyft (-75%). Lyft was among the fund's largest holdings this period. The fund's stake in Snap returned roughly -87%. We added to our non-benchmark stake in the company the past 12 months. Another notable relative detractor was an overweighting in RH (-58%). In contrast, the top contributor to performance versus the benchmark was an overweighting in energy. Stock picks and an overweighting in materials also bolstered the fund's relative result. An out-of-index position in Celsius Holdings, which gained approximately 29% the past year, was a notable relative contributor. We increased our position in the company the past 12 months. A non-benchmark stake in SpaceX (+67%) also contributed, as did an outsized stake in Dollar Tree (+73%), a position we established this period. Notable changes in positioning include a lower allocation to the industrials and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Apple, Inc.	10.8
Microsoft Corp.	8.3
Amazon.com, Inc.	7.4
NVIDIA Corp.	5.5
Tesla, Inc.	4.9
Alphabet, Inc. Class A	4.6
Marvell Technology, Inc.	3.6
lululemon athletica, Inc.	2.4
iShares Russell 1000 Growth Index ETF	2.3
Meta Platforms, Inc. Class A	2.2
52.0

Market Sectors as of July 31, 2022

% of fund's net assets
Information Technology	39.0
Consumer Discretionary	30.0
Communication Services	9.2
Health Care	7.8
Energy	4.4
Investment Companies	2.3
Industrials	2.3
Materials	1.3
Consumer Staples	1.2
Financials	0.9
Real Estate	0.1
Utilities	0.0

Asset Allocation (% of fund's net assets)

As of July 31, 2022
Stocks and Equity Futures	95.5%
Convertible Securities	1.4%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Foreign investments - 6.2%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value
COMMUNICATION SERVICES - 9.1%
Diversified Telecommunication Services - 0.0%
Starry, Inc.	346,148	$1,052,290
Entertainment - 1.6%
Bilibili, Inc. ADR (a)(b)	362,700	8,864,388
Endeavor Group Holdings, Inc. (a)	386,488	8,808,062
Netflix, Inc. (a)	345,924	77,798,308
Sea Ltd. ADR (a)	156,831	11,969,342
Universal Music Group NV	114,456	2,590,886
		110,030,986
Interactive Media & Services - 7.4%
Alphabet, Inc. Class A (a)	2,804,260	326,191,523
Meta Platforms, Inc. Class A (a)	1,017,310	161,854,021
Snap, Inc. Class A (a)	4,135,300	40,856,764
		528,902,308
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	34,700	4,964,182

TOTAL COMMUNICATION SERVICES		644,949,766

CONSUMER DISCRETIONARY - 29.8%
Automobiles - 5.3%
Neutron Holdings, Inc. (a)(c)(d)	691,699	19,022
Rad Power Bikes, Inc.(a)(c)(d)	110,210	574,194
Rivian Automotive, Inc. (b)	581,795	19,955,569
Tesla, Inc. (a)	389,035	346,805,251
XPeng, Inc. ADR (a)	464,000	11,335,520
		378,689,556
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc. Class A (a)	640,200	71,049,396
Booking Holdings, Inc. (a)	5,500	10,646,295
Caesars Entertainment, Inc. (a)	660,847	30,194,099
Chipotle Mexican Grill, Inc. (a)	26,342	41,204,683
Hilton Worldwide Holdings, Inc.	188,300	24,115,581
Marriott International, Inc. Class A	238,200	37,830,924
Penn National Gaming, Inc. (a)	1,287,643	44,488,066
Sweetgreen, Inc. Class A (b)	1,116,759	17,544,284
		277,073,328
Internet & Direct Marketing Retail - 9.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	151,900	13,575,303
Amazon.com, Inc. (a)	3,901,000	526,439,950
Deliveroo PLC Class A (a)(e)	400,600	442,188
FSN E-Commerce Ventures Private Ltd. (a)(c)	818,460	12,969,256
JD.com, Inc.:
Class A	5,328	158,948
sponsored ADR	193,500	11,513,250
Lyft, Inc. (a)(b)	2,883,607	39,966,793
Pinduoduo, Inc. ADR (a)	357,000	17,496,570
Uber Technologies, Inc. (a)	2,883,875	67,626,869
Wayfair LLC Class A (a)	211,114	11,381,156
		701,570,283
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	410,200	67,830,672
Ollie's Bargain Outlet Holdings, Inc. (a)	65,800	3,878,910
Target Corp.	33,100	5,407,878
		77,117,460
Specialty Retail - 4.6%
American Eagle Outfitters, Inc. (b)	1,437,986	17,313,351
Burlington Stores, Inc. (a)	79,003	11,149,693
Carvana Co. Class A (a)(b)	829,813	24,189,049
Fanatics, Inc. Class A (c)(d)	159,285	10,292,997
Five Below, Inc. (a)	231,384	29,401,965
Floor & Decor Holdings, Inc. Class A (a)	211,740	17,059,892
Lowe's Companies, Inc.	622,706	119,266,880
RH (a)	147,304	41,161,157
TJX Companies, Inc.	612,400	37,454,384
Victoria's Secret & Co. (a)	327,927	12,120,182
Warby Parker, Inc. (a)(b)	531,579	6,586,264
		325,995,814
Textiles, Apparel & Luxury Goods - 5.1%
Capri Holdings Ltd. (a)	754,900	36,748,532
Crocs, Inc. (a)	462,684	33,146,682
Deckers Outdoor Corp. (a)	90,516	28,350,516
Hermes International SCA	1,401	1,910,144
lululemon athletica, Inc. (a)	562,774	174,746,955
LVMH Moet Hennessy Louis Vuitton SE	22,161	15,387,597
NIKE, Inc. Class B	549,513	63,150,034
On Holding AG	319,500	6,955,515
Tory Burch LLC (a)(c)(d)(f)	106,817	5,171,011
		365,566,986

TOTAL CONSUMER DISCRETIONARY		2,126,013,427

CONSUMER STAPLES - 1.1%
Beverages - 0.9%
Boston Beer Co., Inc. Class A (a)	20,600	7,836,858
Celsius Holdings, Inc. (a)(b)	552,200	49,123,712
Constellation Brands, Inc. Class A (sub. vtg.)	17,800	4,384,318
		61,344,888
Food & Staples Retailing - 0.1%
Albertsons Companies, Inc.	92,900	2,494,365
BJ's Wholesale Club Holdings, Inc. (a)	59,500	4,028,150
Blink Health LLC Series A1 (a)(c)(d)	6,283	238,377
Sysco Corp.	46,000	3,905,400
Walmart, Inc.	4,800	633,840
		11,300,132
Food Products - 0.0%
The Real Good Food Co., Inc.	5,400	35,100
Household Products - 0.1%
Procter & Gamble Co.	36,800	5,111,888
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	2,450	18,865

TOTAL CONSUMER STAPLES		77,810,873

ENERGY - 4.4%
Energy Equipment & Services - 0.1%
Halliburton Co.	142,300	4,169,390
Schlumberger Ltd.	21,400	792,442
Tenaris SA sponsored ADR	37,500	1,052,250
U.S. Silica Holdings, Inc. (a)	68,600	948,738
		6,962,820
Oil, Gas & Consumable Fuels - 4.3%
Antero Resources Corp. (a)	285,100	11,301,364
Cenovus Energy, Inc. (Canada)	223,200	4,252,923
Cheniere Energy, Inc.	35,700	5,340,006
Denbury, Inc. (a)	78,600	5,652,126
Devon Energy Corp.	331,800	20,853,630
Diamondback Energy, Inc.	217,000	27,780,340
EOG Resources, Inc.	279,600	31,097,112
EQT Corp.	53,700	2,364,411
Equinor ASA	47,900	1,844,337
Exxon Mobil Corp.	212,800	20,626,704
Hess Corp.	336,400	37,834,908
Imperial Oil Ltd.	50,500	2,420,198
Marathon Oil Corp.	341,100	8,459,280
Northern Oil & Gas, Inc.	78,800	2,271,804
Occidental Petroleum Corp.	313,400	20,606,050
Ovintiv, Inc.	26,600	1,358,994
Phillips 66 Co.	201,900	17,969,100
Pioneer Natural Resources Co.	118,200	28,007,490
Range Resources Corp. (a)	35,500	1,173,985
Reliance Industries Ltd.	911,649	28,961,597
Reliance Industries Ltd. sponsored GDR (e)	36,100	2,277,910
Valero Energy Corp.	216,600	23,992,782
		306,447,051

TOTAL ENERGY		313,409,871

FINANCIALS - 0.9%
Banks - 0.3%
Kotak Mahindra Bank Ltd.	118,376	2,715,537
Wells Fargo & Co.	418,200	18,346,434
		21,061,971
Consumer Finance - 0.5%
American Express Co.	228,100	35,131,962
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(c)(d)	1,568,556	2,964,571
Berkshire Hathaway, Inc. Class B (a)	5,300	1,593,180
		4,557,751

TOTAL FINANCIALS		60,751,684

HEALTH CARE - 7.7%
Biotechnology - 1.3%
Alnylam Pharmaceuticals, Inc. (a)	98,081	13,931,425
Arcutis Biotherapeutics, Inc. (a)	88,800	2,154,288
Argenx SE ADR (a)	11,437	4,165,470
Ascendis Pharma A/S sponsored ADR (a)	145,496	12,444,273
Avidity Biosciences, Inc. (a)	36,700	597,843
Cibus Corp.:
Series C (a)(c)(d)(f)	726,554	1,794,588
Series D (a)(c)(d)(f)	398,640	984,641
Series E (a)(c)(d)(f)	251,468	621,126
CytomX Therapeutics, Inc. (a)(e)	137,854	197,131
Generation Bio Co. (a)	163,122	1,040,718
Horizon Therapeutics PLC (a)	284,699	23,621,476
Instil Bio, Inc. (a)	68,800	388,032
Karuna Therapeutics, Inc. (a)	40,000	5,210,000
Regeneron Pharmaceuticals, Inc. (a)	18,900	10,993,941
Vertex Pharmaceuticals, Inc. (a)	46,700	13,095,147
Verve Therapeutics, Inc. (a)	59,000	1,452,580
		92,692,679
Health Care Equipment & Supplies - 1.2%
Axonics Modulation Technologies, Inc. (a)	53,420	3,465,355
DexCom, Inc. (a)	390,560	32,057,165
Insulet Corp. (a)	89,898	22,276,724
Shockwave Medical, Inc. (a)	127,633	26,921,629
		84,720,873
Health Care Providers & Services - 2.3%
agilon health, Inc. (a)	47,000	1,176,410
Alignment Healthcare, Inc. (a)	145,747	2,139,566
Centene Corp. (a)	40,700	3,783,879
Cigna Corp.	4,700	1,294,192
Elevance Health, Inc.	3,500	1,669,850
Guardant Health, Inc. (a)	308,109	15,457,829
LifeStance Health Group, Inc. (a)	111,400	663,944
Surgery Partners, Inc. (a)	54,700	2,154,086
UnitedHealth Group, Inc.	246,300	133,578,342
		161,918,098
Health Care Technology - 0.0%
Certara, Inc. (a)	50,700	1,165,593
MultiPlan Corp. warrants (a)(c)	24,206	15,259
		1,180,852
Life Sciences Tools & Services - 0.7%
10X Genomics, Inc. (a)	20,300	815,045
Danaher Corp.	105,700	30,808,379
ICON PLC (a)	11,100	2,677,875
Olink Holding AB ADR (a)	77,300	1,039,685
Seer, Inc. (a)	39,619	356,571
Thermo Fisher Scientific, Inc.	28,900	17,294,049
		52,991,604
Pharmaceuticals - 2.2%
AstraZeneca PLC sponsored ADR	9,900	655,677
Chiasma, Inc. warrants 12/16/24 (a)(d)	23,784	0
Eli Lilly & Co.	274,179	90,394,075
Roche Holding AG (participation certificate)	5,830	1,935,586
Sanofi SA sponsored ADR	10,500	521,850
Zoetis, Inc. Class A	343,379	62,683,836
		156,191,024

TOTAL HEALTH CARE		549,695,130

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.8%
Airbus Group NV	24,100	2,598,503
General Dynamics Corp.	4,600	1,042,682
Howmet Aerospace, Inc.	91,800	3,408,534
L3Harris Technologies, Inc.	19,700	4,727,409
Lockheed Martin Corp.	7,600	3,144,956
Northrop Grumman Corp.	7,200	3,448,080
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	227,030	15,892,100
Class C (a)(c)(d)	6,860	480,200
The Boeing Co. (a)	116,400	18,543,684
		53,286,148
Air Freight & Logistics - 0.0%
Delhivery Private Ltd. (c)	294,700	2,122,482
Electrical Equipment - 0.4%
Acuity Brands, Inc.	96,300	17,565,120
Generac Holdings, Inc. (a)	40,291	10,810,075
		28,375,195
Industrial Conglomerates - 0.2%
General Electric Co.	141,750	10,476,743
Machinery - 0.1%
Deere & Co.	29,400	10,089,492
Road & Rail - 0.2%
Avis Budget Group, Inc. (a)	30,900	5,624,727
Bird Global, Inc.:
Class A (a)(b)	828,933	445,966
rights (a)(d)	13,740	275
rights (a)(d)	13,740	137
rights (a)(d)	13,740	0
Hertz Global Holdings, Inc. (b)	339,600	7,274,232
		13,345,337

TOTAL INDUSTRIALS		117,695,397

INFORMATION TECHNOLOGY - 38.7%
IT Services - 3.0%
MasterCard, Inc. Class A	357,700	126,550,683
MongoDB, Inc. Class A (a)	23,680	7,399,290
Okta, Inc. (a)	257,200	25,321,340
Shift4 Payments, Inc. (a)(b)	110,800	4,036,444
Snowflake, Inc. (a)	34,300	5,141,913
Toast, Inc. (b)	3,900	62,322
Twilio, Inc. Class A (a)	278,756	23,638,509
Visa, Inc. Class A	102,300	21,698,853
		213,849,354
Semiconductors & Semiconductor Equipment - 13.5%
Advanced Micro Devices, Inc. (a)	582,719	55,049,464
ASML Holding NV	10,100	5,801,844
Cirrus Logic, Inc. (a)	97,400	8,323,804
Enphase Energy, Inc. (a)	3,600	1,023,048
GlobalFoundries, Inc.	555,960	28,620,821
Lam Research Corp.	25,100	12,562,801
Marvell Technology, Inc.	4,591,479	255,653,551
Monolithic Power Systems, Inc.	20,400	9,480,288
NVIDIA Corp.	2,148,596	390,249,491
NXP Semiconductors NV	649,735	119,473,272
onsemi (a)	427,900	28,575,162
SolarEdge Technologies, Inc. (a)	5,200	1,872,676
Synaptics, Inc. (a)	33,400	4,841,330
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	140,400	12,422,592
Teradyne, Inc.	290,100	29,268,189
		963,218,333
Software - 11.4%
Atlassian Corp. PLC (a)	8,700	1,821,084
Atom Tickets LLC (a)(c)(d)(f)	344,068	3
Bill.Com Holdings, Inc. (a)(b)	50,600	6,835,048
Coupa Software, Inc. (a)	94,814	6,202,732
Crowdstrike Holdings, Inc. (a)	86,500	15,881,400
Datadog, Inc. Class A (a)	58,000	5,916,580
EngageSmart, Inc.	7,546	142,393
Epic Games, Inc. (a)(c)(d)	1,076	1,000,680
HubSpot, Inc. (a)	73,192	22,543,136
Intuit, Inc.	72,900	33,254,793
Microsoft Corp.	2,097,700	588,908,298
Paycom Software, Inc. (a)	15,600	5,155,644
Riskified Ltd. Class A (e)	17,300	75,947
Salesforce.com, Inc. (a)	437,870	80,576,837
ServiceNow, Inc. (a)	38,123	17,028,019
Stripe, Inc. Class B (a)(c)(d)	19,900	575,508
Tanium, Inc. Class B (a)(c)(d)	151,000	1,484,330
Zoom Video Communications, Inc. Class A (a)	186,800	19,401,048
		806,803,480
Technology Hardware, Storage & Peripherals - 10.8%
Apple, Inc.	4,740,636	770,400,753

TOTAL INFORMATION TECHNOLOGY		2,754,271,920

MATERIALS - 1.2%
Chemicals - 0.8%
Cabot Corp.	43,900	3,260,014
CF Industries Holdings, Inc.	135,700	12,957,993
Nutrien Ltd.	264,500	22,642,216
The Mosaic Co.	372,300	19,605,318
		58,465,541
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	961,000	30,319,550

TOTAL MATERIALS		88,785,091

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Welltower, Inc.	6,400	552,576
Real Estate Management & Development - 0.1%
WeWork, Inc. (a)(b)	1,936,485	9,237,033

TOTAL REAL ESTATE		9,789,609

UTILITIES - 0.0%
Electric Utilities - 0.0%
ORSTED A/S (e)	11,000	1,280,583
Multi-Utilities - 0.0%
Sempra Energy	12,000	1,989,600

TOTAL UTILITIES		3,270,183

TOTAL COMMON STOCKS
(Cost $4,549,783,973)		6,746,442,951

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.4%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc.:
Series B (a)(c)(d)	129,280	5,085,875
Series E (a)(c)(d)	5,005	196,897
		5,282,772
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (a)(c)(d)	14,368	74,857
Series C (a)(c)(d)	56,537	294,558
		369,415
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(f)	22,518	5,542,344
Series 4 (a)(c)(d)(f)	2,055	481,651
Series 5 (a)(c)(d)(f)	8,253	1,800,805
		7,824,800
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc. Series G (a)(c)(d)	19,600	4,471,348
Instacart, Inc.:
Series H (a)(c)(d)	31,105	1,633,946
Series I (a)(c)(d)	13,960	733,319
		6,838,613
TOTAL CONSUMER DISCRETIONARY		15,032,828
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Blink Health LLC Series C (a)(c)(d)	27,197	1,031,854
Food Products - 0.0%
AgBiome LLC Series C (a)(c)(d)	266,499	1,689,604
Tobacco - 0.1%
JUUL Labs, Inc.:
Series C (a)(c)(d)	660,029	5,082,223
Series D (a)(c)(d)	5,110	39,347
		5,121,570
TOTAL CONSUMER STAPLES		7,843,028
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences, Inc. Series D2 (c)(d)	642	130,801
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	1,069	236,805
TOTAL HEALTH CARE		367,606
INDUSTRIALS - 0.6%
Aerospace & Defense - 0.6%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	42,650	29,855,000
Series H (a)(c)(d)	6,348	4,443,600
Series N (a)(c)(d)	12,799	8,959,300
		43,257,900
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(d)	12,033	1,241,445
TOTAL INDUSTRIALS		44,499,345
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (a)(c)(d)	140,500	1,050,940
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (a)(c)(d)	1,441,706	1,598,396
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	307,049	9,617
ByteDance Ltd. Series E1 (a)(c)(d)	37,119	5,328,061
		5,337,678
Software - 0.2%
Bolt Technology OU Series E (c)(d)	18,160	2,868,143
Databricks, Inc. Series G (a)(c)(d)	17,300	2,737,206
Dataminr, Inc. Series D (a)(c)(d)	115,901	2,519,688
Delphix Corp. Series D (a)(c)(d)	242,876	1,770,566
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	922,232	9
Malwarebytes Corp. Series B (a)(c)(d)	329,349	6,316,914
Nuvia, Inc. Series B (a)(c)	181,697	148,486
Stripe, Inc. Series H (a)(c)(d)	8,700	251,604
		16,612,616
TOTAL INFORMATION TECHNOLOGY		24,599,630
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	125,000	3,892,500

TOTAL CONVERTIBLE PREFERRED STOCKS		101,517,709

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	12,405,800	341,160
Waymo LLC Series A2 (a)(c)(d)	15,200	944,376
		1,285,536
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	9,636	2,085,327

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,370,863

TOTAL PREFERRED STOCKS
(Cost $59,270,805)		104,888,572
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	$433,800	479,566
4% 6/12/27 (c)(d)	115,200	127,354
(Cost $549,000)		606,920

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.11% 9/1/22 (g)
(Cost $25,235,964)	25,260,000	25,213,669

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)
(Cost $613,815)	$613,815	$613,815
	Shares	Value

Money Market Funds - 6.3%
Fidelity Cash Central Fund 2.01% (h)	371,634,811	371,709,138
Fidelity Securities Lending Cash Central Fund 2.01% (h)(i)	80,546,486	80,554,541
TOTAL MONEY MARKET FUNDS
(Cost $452,263,679)		452,263,679

Equity Funds - 2.3%
Domestic Equity Funds - 2.3%
iShares Russell 1000 Growth Index ETF (b)
(Cost $160,672,072)	674,000	165,244,580
TOTAL INVESTMENT IN SECURITIES - 105.2%
(Cost $5,248,389,308)		7,495,274,186
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(370,338,641)
NET ASSETS - 100%		$7,124,935,545

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	255	Sept. 2022	$52,702,125	$4,839,166	$4,839,166

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $163,328,517 or 2.3% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,273,759 or 0.1% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,671,877.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AgBiome LLC Series C	6/29/18	$1,687,925
Ant International Co. Ltd. Class C	5/16/18	$5,978,358
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Atom Tickets LLC	8/15/17	$1,999,998
Beta Technologies, Inc. Series A	4/9/21	$881,658
Blink Health LLC Series A1	12/30/20	$170,206
Blink Health LLC Series C	11/7/19 - 1/21/21	$1,038,273
Bolt Technology OU Series E	1/3/22	$4,717,904
ByteDance Ltd. Series E1	11/18/20	$4,067,284
Castle Creek Biosciences, Inc. Series D2	6/28/21	$110,200
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$3,185,523
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$440,268
Cibus Corp. Series C	2/16/18	$1,525,763
Cibus Corp. Series D	5/10/19	$498,300
Cibus Corp. Series E	6/23/21	$442,584
Databricks, Inc. Series G	2/1/21	$3,068,465
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delhivery Private Ltd.	5/20/21	$1,438,501
Delphix Corp. Series D	7/10/15	$2,185,884
Diamond Foundry, Inc. Series C	3/15/21	$3,000,000
Enevate Corp. Series E	1/29/21	$1,598,398
Enevate Corp. 0% 1/29/23	1/29/21	$613,815
Epic Games, Inc.	7/30/20	$618,700
Fanatics, Inc. Class A	8/13/20	$2,754,038
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$2,246,418
GoBrands, Inc. Series G	3/2/21	$4,894,459
Instacart, Inc. Series H	11/13/20	$1,866,300
Instacart, Inc. Series I	2/26/21	$1,745,000
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$3,084,966
MOD Super Fast PizzaHoldings LLC Series 4	12/14/17	$287,556
MOD Super Fast PizzaHoldings LLC Series 5	5/15/19	$1,176,218
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$6,918
Neutron Holdings, Inc. Series 1C	7/3/18	$2,268,276
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$433,800
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$115,200
Nuvia, Inc. Series B	3/16/21	$148,486
Rad Power Bikes, Inc.	1/21/21	$531,635
Rad Power Bikes, Inc. Series A	1/21/21	$69,309
Rad Power Bikes, Inc. Series C	1/21/21	$272,725
Reddit, Inc. Series B	7/26/17	$1,835,324
Reddit, Inc. Series E	5/18/21	$212,583
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Space Exploration Technologies Corp. Series N	8/4/20	$3,455,730
Stripe, Inc. Class B	5/18/21	$798,555
Stripe, Inc. Series H	3/15/21	$349,088
Tanium, Inc. Class B	4/21/17	$749,609
Tory Burch LLC	5/14/15	$7,600,030
Waymo LLC Series A2	5/8/20	$1,305,181
Xsight Labs Ltd. Series D	2/16/21	$1,123,438

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$52,071,809	$3,634,012,571	$3,314,375,242	$1,044,986	$--	$--	$371,709,138	0.7%
Fidelity Securities Lending Cash Central Fund 2.01%	80,352,964	1,399,067,787	1,398,866,210	1,355,087	--	--	80,554,541	0.2%
Total	$132,424,773	$5,033,080,358	$4,713,241,452	$2,400,073	$--	$--	$452,263,679

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$650,232,538	$641,306,590	$3,643,176	$5,282,772
Consumer Discretionary	2,142,331,791	2,081,440,402	28,515,801	32,375,588
Consumer Staples	85,653,901	77,553,631	--	8,100,270
Energy	313,409,871	282,603,937	30,805,934	--
Financials	60,751,684	55,071,576	2,715,537	2,964,571
Health Care	552,148,063	544,343,930	1,950,845	5,853,288
Industrials	162,194,742	96,601,700	4,720,985	60,872,057
Information Technology	2,778,871,550	2,751,359,885	--	27,511,665
Materials	92,677,591	88,785,091	--	3,892,500
Real Estate	9,789,609	9,789,609	--	--
Utilities	3,270,183	1,989,600	1,280,583	--
Corporate Bonds	606,920	--	--	606,920
U.S. Government and Government Agency Obligations	25,213,669	--	25,213,669	--
Preferred Securities	613,815	--	--	613,815
Money Market Funds	452,263,679	452,263,679	--	--
Equity Funds	165,244,580	165,244,580	--	--
Total Investments in Securities:	$7,495,274,186	$7,248,354,210	$98,846,530	$148,073,446
Derivative Instruments:
Assets
Futures Contracts	$4,839,166	$4,839,166	$--	$--
Total Assets	$4,839,166	$4,839,166	$--	$--
Total Derivative Instruments:	$4,839,166	$4,839,166	$--	$--
Net unrealized depreciation on unfunded commitments	$(315,970)	$--	$--	$(315,970)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$201,417,798
Net Realized Gain (Loss) on Investment Securities	(3,772,682)
Net Unrealized Gain (Loss) on Investment Securities	(15,579,426)
Cost of Purchases	4,979,311
Proceeds of Sales	(10,523)
Amortization/Accretion	--
Transfers into Level 3	123,060
Transfers out of Level 3	(39,084,092)
Ending Balance	$148,073,446
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(19,356,390)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$4,839,166	$0
Total Equity Risk	4,839,166	0
Total Value of Derivatives	$4,839,166	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $80,710,116) — See accompanying schedule: Unaffiliated issuers (cost $4,796,125,629)	$7,043,010,507
Fidelity Central Funds (cost $452,263,679)	452,263,679
Total Investment in Securities (cost $5,248,389,308)		$7,495,274,186
Foreign currency held at value (cost $2,013)		2,039
Receivable for investments sold		10,829,769
Receivable for fund shares sold		2,452,013
Dividends receivable		1,454,777
Interest receivable		47,348
Distributions receivable from Fidelity Central Funds		691,430
Receivable for daily variation margin on futures contracts		4,016,915
Other receivables		485,071
Total assets		7,515,253,548
Liabilities
Payable to custodian bank	$221,365
Payable for investments purchased	1,200,904
Unrealized depreciation on unfunded commitments	315,970
Payable for fund shares redeemed	304,515,052
Other payables and accrued expenses	3,521,610
Collateral on securities loaned	80,543,102
Total liabilities		390,318,003
Net Assets		$7,124,935,545
Net Assets consist of:
Paid in capital		$4,896,950,805
Total accumulated earnings (loss)		2,227,984,740
Net Assets		$7,124,935,545
Net Asset Value, offering price and redemption price per share ($7,124,935,545 ÷ 594,558,338 shares)		$11.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$25,721,286
Interest		68,633
Income from Fidelity Central Funds (including $1,355,087 from security lending)		2,400,073
Total income		28,189,992
Expenses
Custodian fees and expenses	$170,548
Independent trustees' fees and expenses	20,332
Legal	14
Interest	14,776
Total expenses		205,670
Net investment income (loss)		27,984,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $439,687)	250,144,638
Foreign currency transactions	(301,617)
Futures contracts	(20,689,070)
Total net realized gain (loss)		229,153,951
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $872,519)	(1,578,764,166)
Unfunded commitments	1,432,367
Assets and liabilities in foreign currencies	316,623
Futures contracts	4,839,166
Total change in net unrealized appreciation (depreciation)		(1,572,176,010)
Net gain (loss)		(1,343,022,059)
Net increase (decrease) in net assets resulting from operations		$(1,315,037,737)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,984,322	$18,831,626
Net realized gain (loss)	229,153,951	1,843,296,270
Change in net unrealized appreciation (depreciation)	(1,572,176,010)	445,634,791
Net increase (decrease) in net assets resulting from operations	(1,315,037,737)	2,307,762,687
Distributions to shareholders	(1,312,935,433)	(1,909,413,522)
Share transactions
Proceeds from sales of shares	3,773,203,170	1,010,876,682
Reinvestment of distributions	1,312,935,433	1,909,413,522
Cost of shares redeemed	(1,613,105,018)	(2,828,198,616)
Net increase (decrease) in net assets resulting from share transactions	3,473,033,585	92,091,588
Total increase (decrease) in net assets	845,060,415	490,440,753
Net Assets
Beginning of period	6,279,875,130	5,789,434,377
End of period	$7,124,935,545	$6,279,875,130
Other Information
Shares
Sold	297,595,283	56,402,633
Issued in reinvestment of distributions	78,714,050	119,502,616
Redeemed	(106,486,525)	(151,964,287)
Net increase (decrease)	269,822,808	23,940,962

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$19.34	$19.25	$15.57	$15.90	$14.07
Income from Investment Operations
Net investment income (loss)A,B	.07	.06	.09	.10	.12C
Net realized and unrealized gain (loss)	(3.37)	6.76	5.30	1.58	3.28
Total from investment operations	(3.30)	6.82	5.39	1.68	3.40
Distributions from net investment income	(.05)	(.10)	(.11)	(.12)	(.07)
Distributions from net realized gain	(4.00)	(6.63)	(1.60)	(1.89)	(1.50)
Total distributions	(4.06)D	(6.73)	(1.71)	(2.01)	(1.57)
Net asset value, end of period	$11.98	$19.34	$19.25	$15.57	$15.90
Total ReturnE	(22.51)%	46.98%	39.00%	11.85%	26.54%
Ratios to Average Net AssetsB,F,G
Expenses before reductions	- %H	- %H	- %H	- %H	- %H
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H	- %H
Expenses net of all reductions	- %H	- %H	- %H	- %H	- %H
Net investment income (loss)	.45%	.31%	.59%	.71%	.81%C
Supplemental Data
Net assets, end of period (000 omitted)	$7,124,936	$6,279,875	$5,789,434	$5,846,965	$6,005,980
Portfolio turnover rateI	48%	53%	52%J	53%	41%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .71%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 146,852,711	Market approach	Discount rate	5.3% - 6.5% / 5.6%	Decrease
			Transaction price	$1.11 - $700.00 / $486.44	Increase
		Recovery value	Recovery value	$0.00 - $0.03 / $0.00	Increase
			Discount for lack of marketability	5.0%	Decrease
		Book value	Book value multiple	1.7	Increase
		Market comparable	Discount rate	30.0%	Decrease
			Enterprise value/Revenue multiple (EV/R)	2.0 - 26.0 / 6.7	Increase
			Enterprise value/Gross profit multiple (EV/GP)	8.8	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	9.3	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
			Liquidity preference	$218.20 - $246.13 / $232.90	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	33.5% - 42.0% / 39.2%	Decrease
			Exit multiple	2.3 - 5.0 / 4.1	Increase
		Black scholes	Term	5.0	Increase
			Volatility	75.0%	Increase
Corporate Bonds	$606,920	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.8	Increase
Preferred Securities	$613,815	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,726,979,692
Gross unrealized depreciation	(556,607,253)
Net unrealized appreciation (depreciation)	$2,170,372,439
Tax Cost	$5,324,585,696

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,468,935
Undistributed long-term capital gain	$202,490,591
Net unrealized appreciation (depreciation) on securities and other investments	$2,170,695,626

The Fund intends to elect to defer to its next fiscal year $159,620,947 of capital losses recognized during the period November 1,2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$226,283,391	$ 151,548,380
Long-term Capital Gains	1,086,652,042	1,757,865,142
Total	$1,312,935,433	$1,909,413,522

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Series Blue Chip Growth Fund	Stripe, Inc.	$315,970	$(315,970)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Blue Chip Growth Fund	16,396,169.23

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Blue Chip Growth Fund	5,041,323,428	2,961,298,745

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Blue Chip Growth Fund	$71,667

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Blue Chip Growth Fund	Borrower	$59,057,571.43%		$14,776

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Blue Chip Growth Fund	427,862,166	160,975,030	12,958,075

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Series Blue Chip Growth Fund	13,554

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Blue Chip Growth Fund	$145,152	$16,872	$251,515

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel,each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Series Blue Chip Growth Fund	- %-C
Actual		$1,000.00	$820.50	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $435,454,403, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% and 24% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 6% and 28% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

XS1-ANN-0922
1.967985.108

Fidelity® Series Real Estate Income Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Real Estate Income Fund	(3.78)%	5.17%	6.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

42,000
35,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$18,619	Fidelity® Series Real Estate Income Fund
$36,428	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2022, a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent broader equities into bear market territory. For the 12-month period, real estate investment trust (REIT) common stocks, as measured by the FTSE® NAREIT® All REITs Index, returned -2.63%. The REIT market, alongside most other asset types, fell sharply in the first half of 2022, after gaining 43% in 2021. In a challenging market environment, most segments of the index lost ground for the 12 months, even as REITs seen as stable growers, such as industrial and cell-tower property owners, fared better. Meanwhile, real estate preferred stocks returned -7.48%, according to the MSCI REIT Preferred Index. Real estate bonds, captured by the ICE BofA® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – returned -11.82%, hampered by rising interest rates. Bond issues with lower credit ratings modestly outperformed higher-quality credits, reflecting their higher coupons and reduced sensitivity to interest rates.

Comments from Portfolio Manager William Maclay:  For the fiscal year, the fund returned -3.78%, outperforming the -9.02% result of the Fidelity Series Real Estate Income Composite Index℠. The Composite index is a 40/50/10 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. Compared with the Composite index, security selection, especially in the fund's bond portfolio, was the main contributor. We pay close attention to limiting interest rate risk in this fund, so our general avoidance of the securities that were most highly sensitive to rising rates significantly helped our relative result. Focusing on the bonds of fundamentally well-positioned property types, such as industrial REITs, while limiting exposure to bonds of companies in less-well-positioned areas, such as office REITs, boosted relative performance. Security selection among preferred stocks also contributed, again largely due to our focus on limiting the fund's interest rate exposure, in part by owning floating-rate preferreds, whose higher coupons gave them a degree of protection from rising rates. Also contributing was the fund's overweighting in the outperforming real estate common stock area, as well as a cash allocation of 5%, on average, which boosted relative performance. In a strong investing environment for the fund, positive performance factors far outweighed the negative factors. The fund did, however, see a modest detrimental impact from our security selection among real estate common stocks, while a large underweighting in preferred securities detracted a bit, given that preferreds underperformed the Composite index by 1.54 percentage points.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Two Harbors Investment Corp. Series B, 7.625%	1.4
American Tower Corp.	1.4
Equity Lifestyle Properties, Inc.	1.3
Rithm Capital Corp. 7.125%	1.2
Rithm Capital Corp. Series A, 7.50%	1.2
Digitalbridge Group, Inc. Series J, 7.15%	1.2
Annaly Capital Management, Inc. Series F, 6.95%	1.2
Chimera Investment Corp. Series B, 8.00%	1.1
Great Ajax Corp. 7.25%	1.1
iStar Financial, Inc. Series I, 7.50%	1.1
12.2

Top Bonds as of July 31, 2022

% of fund's net assets
Redwood Trust, Inc. 5.625% 7/15/24	1.2
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 5.000% 6.9586% 1/9/24	1.1
Sabra Health Care LP 5.125% 8/15/26	1.0
iStar Financial, Inc. 4.75% 10/1/24	0.8
Senior Housing Properties Trust 4.75% 5/1/24	0.8
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 10.4992% 11/15/22	0.7
RWT Holdings, Inc. 5.75% 10/1/25	0.7
PennyMac Corp. 5.5% 11/1/24	0.7
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.450% 6.163% 1/21/27	0.7
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	0.6
8.3

Top Five REIT Sectors as of July 31, 2022

% of fund's net assets
REITs - Mortgage	20.5
REITs - Diversified	15.3
REITs - Health Care	5.4
REITs - Management/Investment	4.3
REITs - Hotels	3.5

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks	44.1%
Bonds	42.5%
Convertible Securities	5.3%
Other Investments	3.0%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 0.5%

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 11.8%
	Shares	Value
FINANCIALS - 0.6%
Mortgage Real Estate Investment Trusts - 0.6%
Great Ajax Corp.	281,246	$3,099,331
MFA Financial, Inc.	98,575	1,277,532
		4,376,863
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Cyxtera Technologies, Inc. Class A (a)	45,200	550,988
REAL ESTATE - 11.1%
Equity Real Estate Investment Trusts (REITs) - 11.0%
Acadia Realty Trust (SBI)	300	5,139
American Homes 4 Rent Class A	52,500	1,988,700
American Tower Corp.	34,500	9,343,635
AvalonBay Communities, Inc.	9,900	2,118,006
Crown Castle International Corp.	30,700	5,546,262
CubeSmart	22,500	1,032,075
Digital Realty Trust, Inc.	2,200	291,390
Douglas Emmett, Inc.	18,500	437,340
Duke Realty Corp.	3,200	200,192
Easterly Government Properties, Inc.	79,300	1,607,411
EastGroup Properties, Inc.	500	85,270
Equinix, Inc.	5,800	4,081,692
Equity Lifestyle Properties, Inc.	123,700	9,094,424
Essex Property Trust, Inc.	9,300	2,664,729
Extra Space Storage, Inc.	6,400	1,212,928
Farmland Partners, Inc.	32,015	475,103
Gaming & Leisure Properties	51,004	2,651,698
Healthcare Trust of America, Inc.	3,250	85,313
Invitation Homes, Inc.	28,800	1,124,064
iStar Financial, Inc.	6,787	113,411
Lamar Advertising Co. Class A	11,000	1,111,660
Life Storage, Inc.	3,200	402,848
LXP Industrial Trust (REIT)	463,022	5,079,351
Mid-America Apartment Communities, Inc.	14,314	2,658,539
National Retail Properties, Inc.	4,700	223,767
NexPoint Residential Trust, Inc.	1,000	66,540
Postal Realty Trust, Inc.	51,200	864,256
Prologis (REIT), Inc.	13,400	1,776,304
Public Storage	6,300	2,056,383
Retail Value, Inc.	24,066	3,357
RLJ Lodging Trust	14,700	183,603
Sabra Health Care REIT, Inc.	38,000	584,820
SITE Centers Corp.	118,800	1,735,668
Spirit Realty Capital, Inc.	42,000	1,862,280
Sunstone Hotel Investors, Inc.	17,100	193,743
Terreno Realty Corp.	28,480	1,784,272
UMH Properties, Inc.	29,000	617,990
Ventas, Inc.	62,555	3,364,208
VICI Properties, Inc.	42,000	1,435,980
Washington REIT (SBI)	48,600	1,077,462
Welltower, Inc.	40,900	3,531,306
Weyerhaeuser Co.	13,700	497,584
		75,270,703
Real Estate Management& Development - 0.1%
Cushman & Wakefield PLC (a)	11,300	189,840
Digitalbridge Group, Inc. (a)	34,699	190,151
		379,991

TOTAL REAL ESTATE		75,650,694

TOTAL COMMON STOCKS
(Cost $37,870,421)		80,578,545

Preferred Stocks - 34.2%
Convertible Preferred Stocks - 1.9%
FINANCIALS - 1.1%
Mortgage Real Estate Investment Trusts - 1.1%
Great Ajax Corp. 7.25%	310,550	7,689,218
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Braemar Hotels & Resorts, Inc. 5.50%	14,117	242,107
LXP Industrial Trust (REIT) Series C, 6.50%	71,519	3,944,828
RLJ Lodging Trust Series A, 1.95%	38,950	1,019,711
		5,206,646

TOTAL CONVERTIBLE PREFERRED STOCKS		12,895,864

Nonconvertible Preferred Stocks - 32.3%
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
DCP Midstream Partners LP:
7.95% (b)	36,975	929,552
Series B, 7.875% (b)	34,150	829,162
Enbridge, Inc.:
Series 1, 5 year U.S. Treasury Index + 3.140% 5.949% (b)(c)	97,425	2,248,569
Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (b)(c)	19,600	467,460
Energy Transfer LP 7.60% (b)	98,525	2,329,131
Global Partners LP:
9.75% (b)	1,825	47,852
Series B, 9.50%	12,200	311,039
		7,162,765
FINANCIALS - 17.7%
Mortgage Real Estate Investment Trusts - 17.7%
Acres Commercial Realty Corp. 8.625% (b)	2,363	47,331
AG Mortgage Investment Trust, Inc.:
8.00%	107,209	2,112,478
Series C, 8.00% (b)	86,993	1,731,169
AGNC Investment Corp.:
6.125% (b)	104,900	2,338,221
6.875% (b)	85,750	1,873,638
Series C, 7.00% (b)	201,199	4,871,028
Series E, 6.50% (b)	277,732	6,279,521
Annaly Capital Management, Inc.:
6.75% (b)	40,700	960,520
Series F, 6.95% (b)	329,100	7,947,765
Series G, 6.50% (b)	158,690	3,554,656
Arbor Realty Trust, Inc.:
Series D, 6.375%	12,400	264,740
Series F, 6.25% (b)	16,300	333,661
Arlington Asset Investment Corp. 8.25% (b)	12,857	263,569
Armour Residential REIT, Inc. Series C 7.00%	8,484	189,363
Cherry Hill Mortgage Investment Corp.:
8.25% (b)	43,766	973,356
Series A, 8.20%	43,594	983,045
Chimera Investment Corp.:
8.00% (b)	165,100	3,589,274
Series A, 8.00%	200	4,440
Series B, 8.00% (b)	350,558	7,712,276
Series C, 7.75% (b)	256,366	5,588,779
Dynex Capital, Inc. Series C 6.90% (b)	89,500	2,041,495
Ellington Financial LLC 6.75% (b)	79,744	1,704,129
Franklin BSP Realty Trust, Inc. 7.50%	100,816	2,120,160
MFA Financial, Inc.:
6.50% (b)	342,843	6,757,436
Series B, 7.50%	166,349	3,526,599
New York Mortgage Trust, Inc. Series D, 8.00% (b)	11,741	238,107
PennyMac Mortgage Investment Trust:
6.75%	28,700	610,736
8.125% (b)	86,075	2,135,521
Series B, 8.00% (b)	250,005	6,360,127
Ready Capital Corp.:
5.75%	52,255	1,243,669
Series C, 6.20%	79,050	1,920,915
Rithm Capital Corp.:
7.125% (b)	377,990	8,470,756
Series A, 7.50% (b)	370,096	8,445,591
Series C, 6.375% (b)	107,446	2,159,665
Series D, 7.00% (b)	17,100	380,475
Two Harbors Investment Corp.:
Series A, 8.125% (b)	244,491	5,862,894
Series B, 7.625% (b)	436,368	9,761,539
Series C, 7.25% (b)	242,924	5,201,003
		120,559,647
Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Series EE, 5.10% (b)	7,675	117,893
TOTAL FINANCIALS		120,677,540
REAL ESTATE - 13.5%
Equity Real Estate Investment Trusts (REITs) - 10.4%
Agree Realty Corp. 4.375%	38,700	760,842
American Homes 4 Rent:
6.25%	18,925	490,158
Series G, 5.875%	37,050	940,329
Armada Hoffler Properties, Inc. 6.75%	33,250	857,850
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	50,274	1,101,001
Series F, 7.375%	66,735	1,157,185
Series G, 7.375%	32,129	555,832
Series H, 7.50%	35,575	605,131
Series I, 7.50%	54,911	987,849
Bluerock Residential Growth (REIT), Inc.:
Series C, 7.625%	44,175	1,108,351
Series D, 7.125%	31,900	798,138
Braemar Hotels & Resorts, Inc. Series D, 8.25%	35,150	880,508
Cedar Realty Trust, Inc.:
7.25%	34,165	327,642
Series C, 6.50%	53,500	366,475
Centerspace Series C, 6.625%	57,700	1,520,395
City Office REIT, Inc. Series A, 6.625%	27,525	648,489
CTO Realty Growth, Inc. 6.375%	20,000	479,800
DiamondRock Hospitality Co. 8.25%	34,900	938,112
Gladstone Commercial Corp.:
6.625%	41,125	1,028,536
Series G, 6.00%	81,700	1,838,250
Gladstone Land Corp. Series D, 5.00%	60,000	1,482,000
Global Medical REIT, Inc. Series A, 7.50%	27,461	705,473
Global Net Lease, Inc.:
Series A, 7.25%	129,625	3,336,548
Series B 6.875%	47,200	1,176,696
Healthcare Trust, Inc.:
7.125%	48,000	1,080,000
Series A 7.375%	33,000	823,350
Hersha Hospitality Trust:
Series C, 6.875%	550	11,597
Series D, 6.50%	42,250	890,630
Hudson Pacific Properties, Inc. Series C, 4.75%	40,000	843,600
iStar Financial, Inc.:
Series D, 8.00%	75,056	1,934,193
Series G, 7.65%	141,700	3,499,990
Series I, 7.50%	303,323	7,616,441
National Storage Affiliates Trust Series A, 6.00%	12,325	309,851
Necessity Retail (REIT), Inc./The:
7.50%	193,698	4,726,231
Series C 7.375%	205,000	5,020,450
Pebblebrook Hotel Trust:
6.30%	53,702	1,219,035
6.375%	55,192	1,345,581
6.375%	20,200	468,034
Series H, 5.70%	104,200	2,169,444
Pennsylvania (REIT):
Series B, 7.375% (a)	56,533	197,300
Series C, 7.20% (a)	9,575	32,842
Series D, 6.875% (a)	27,400	89,324
Plymouth Industrial REIT, Inc. Series A, 7.50%	30,350	776,960
Prologis (REIT), Inc. Series Q, 8.54%	16,850	1,019,425
Rexford Industrial Realty, Inc.:
Series B, 5.875%	50,000	1,274,000
Series C, 5.625%	11,775	294,375
Saul Centers, Inc.:
Series D, 6.125%	15,958	385,545
Series E, 6.00%	13,475	335,258
SITE Centers Corp. 6.375%	15,100	391,921
Sotherly Hotels, Inc.:
Series B, 8.00% (a)	12,750	266,475
Series C, 7.875% (a)	19,300	401,440
Spirit Realty Capital, Inc. Series A, 6.00%	16,575	430,619
Summit Hotel Properties, Inc.:
Series E, 6.25%	60,784	1,255,816
Series F, 5.875%	61,000	1,239,520
Sunstone Hotel Investors, Inc.:
Series H, 6.125%	20,000	464,000
Series I, 5.70%	38,700	859,914
UMH Properties, Inc. Series D, 6.375%	63,875	1,627,535
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	51,175	1,245,318
Series K 5.875%	28,775	656,648
Vornado Realty Trust:
Series N, 5.25%	19,600	448,252
Series O, 4.45%	55,300	1,049,594
		70,792,098
Real Estate Management & Development - 3.1%
Brookfield Property Partners LP:
5.75%	7,000	139,020
6.50%	5,875	131,953
Digitalbridge Group, Inc.:
Series H, 7.125%	247,310	5,928,021
Series I, 7.15%	285,785	6,881,703
Series J, 7.15%	345,049	8,263,924
Seritage Growth Properties Series A, 7.00%	1,050	23,846
		21,368,467
TOTAL REAL ESTATE		92,160,565

TOTAL NONCONVERTIBLE PREFERRED STOCKS		220,000,870

TOTAL PREFERRED STOCKS
(Cost $238,901,799)		232,896,734
	Principal Amount	Value

Corporate Bonds - 19.5%
Convertible Bonds - 3.4%
FINANCIALS - 3.0%
Mortgage Real Estate Investment Trusts - 3.0%
MFA Financial, Inc. 6.25% 6/15/24	2,015,000	1,814,177
PennyMac Corp.:
5.5% 11/1/24	4,840,000	4,679,675
5.5% 3/15/26	250,000	223,750
Redwood Trust, Inc. 5.625% 7/15/24	8,898,000	7,918,709
RWT Holdings, Inc. 5.75% 10/1/25	5,596,000	4,792,455
Two Harbors Investment Corp. 6.25% 1/15/26	904,000	812,696
		20,241,462
REAL ESTATE - 0.4%
Real Estate Management & Development - 0.4%
Digitalbridge Group, Inc. 5% 4/15/23	3,062,000	2,992,473

TOTAL CONVERTIBLE BONDS		23,233,935

Nonconvertible Bonds - 16.1%
COMMUNICATION SERVICES - 0.6%
Media - 0.6%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (d)	1,140,000	917,700
7.75% 4/15/28 (d)	3,555,000	2,859,358
		3,777,058
CONSUMER DISCRETIONARY - 2.4%
Hotels, Restaurants & Leisure - 0.6%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (d)	925,000	777,000
Marriott Ownership Resorts, Inc. 4.5% 6/15/29 (d)	2,000,000	1,736,220
Times Square Hotel Trust 8.528% 8/1/26 (d)	1,232,411	1,263,945
		3,777,165
Household Durables - 1.8%
Adams Homes, Inc. 7.5% 2/15/25 (d)	1,550,000	1,356,250
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (d)	605,000	468,962
4.625% 4/1/30 (d)	930,000	706,118
Century Communities, Inc.:
3.875% 8/15/29 (d)	1,930,000	1,643,249
6.75% 6/1/27	1,330,000	1,351,626
LGI Homes, Inc. 4% 7/15/29 (d)	2,110,000	1,737,838
M/I Homes, Inc. 3.95% 2/15/30	1,430,000	1,186,701
New Home Co., Inc. 7.25% 10/15/25 (d)	1,495,000	1,211,127
Picasso Finance Sub, Inc. 6.125% 6/15/25 (d)	648,000	656,408
TRI Pointe Homes, Inc. 5.25% 6/1/27	2,042,000	1,960,683
		12,278,962
TOTAL CONSUMER DISCRETIONARY		16,056,127
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC:
6.75% 2/7/25 (d)	970,000	923,925
8.5% 10/30/25 (d)	305,000	298,674
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,045,000	1,869,968
		3,092,567
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,753,000	1,729,642
HEALTH CARE - 1.0%
Health Care Providers & Services - 1.0%
Sabra Health Care LP 5.125% 8/15/26	6,615,000	6,501,900
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Williams Scotsman International, Inc. 4.625% 8/15/28 (d)	750,000	703,241
REAL ESTATE - 11.4%
Equity Real Estate Investment Trusts (REITs) - 8.6%
American Finance Trust, Inc./American Finance Operating Partnership LP 4.5% 9/30/28 (d)	2,450,000	1,971,197
American Homes 4 Rent LP 4.25% 2/15/28	2,000,000	1,958,796
CBL & Associates LP:
4.6% 10/15/24 (e)(f)	3,930,000	0
5.25% 12/1/23 (e)(f)	3,629,000	0
5.95% 12/15/26 (e)(f)	2,551,000	0
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	2,135,000	1,886,401
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (d)	925,000	810,997
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	2,375,000	2,354,225
iStar Financial, Inc.:
4.25% 8/1/25	2,405,000	2,293,769
4.75% 10/1/24	5,615,000	5,537,794
5.5% 2/15/26	3,015,000	2,960,128
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	1,506,000	1,411,875
5% 10/15/27	4,237,000	4,076,418
Office Properties Income Trust:
4.25% 5/15/24	946,000	911,893
4.5% 2/1/25	3,695,000	3,475,110
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	483,000	465,780
4.75% 1/15/28	1,616,000	1,562,045
4.95% 4/1/24	659,000	661,212
5.25% 1/15/26	22,000	22,042
Realty Income Corp.:
3.1% 12/15/29	1,000,000	935,269
4.6% 2/6/24	1,757,000	1,782,130
4.875% 6/1/26	1,593,000	1,646,520
RLJ Lodging Trust LP 4% 9/15/29 (d)	2,245,000	1,989,631
Senior Housing Properties Trust:
4.75% 5/1/24	5,970,000	5,447,070
4.75% 2/15/28	5,067,000	3,809,868
Service Properties Trust:
4.65% 3/15/24	1,556,000	1,415,011
7.5% 9/15/25	1,480,000	1,434,949
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (d)	4,000,000	3,079,240
Uniti Group, Inc.:
6% 1/15/30 (d)	1,040,000	742,638
7.875% 2/15/25 (d)	1,000,000	1,006,250
VICI Properties LP / VICI Note Co. 4.625% 12/1/29 (d)	1,095,000	1,043,031
WP Carey, Inc.:
4% 2/1/25	422,000	421,695
4.25% 10/1/26	459,000	458,181
XHR LP 6.375% 8/15/25 (d)	750,000	755,333
		58,326,498
Real Estate Management & Development - 2.8%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)	875,000	865,909
Five Point Operation Co. LP 7.875% 11/15/25 (d)	3,399,000	2,889,150
Forestar Group, Inc. 3.85% 5/15/26 (d)	1,000,000	883,910
Greystar Real Estate Partners 5.75% 12/1/25 (d)	2,025,000	2,023,157
Howard Hughes Corp.:
4.125% 2/1/29 (d)	3,000,000	2,580,558
4.375% 2/1/31 (d)	1,090,000	923,028
5.375% 8/1/28 (d)	970,000	908,250
Kennedy-Wilson, Inc.:
4.75% 3/1/29	3,800,000	3,353,500
4.75% 2/1/30	3,170,000	2,724,361
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	2,500,000	2,031,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 6/15/27 (d)	202,000	206,293
		19,389,366
TOTAL REAL ESTATE		77,715,864

TOTAL NONCONVERTIBLE BONDS		109,576,399

TOTAL CORPORATE BONDS
(Cost $145,503,038)		132,810,334

Asset-Backed Securities - 3.3%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	1,841,000	1,886,829
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)	1,624,000	1,670,748
Class XS, 0% 10/17/52 (b)(d)(f)(g)	897,661	9
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,194,906
Series 2002-2 Class M2, 9.163% 3/1/33	1,541,123	1,403,201
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (d)	1,005,000	875,383
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (d)	1,000,000	912,954
FirstKey Homes Trust:
Series 2021-SFR1 Class F1, 3.238% 8/17/38 (d)	1,250,000	1,085,811
Series 2021-SFR2 Class F1, 2.908% 9/17/38 (d)	500,000	435,023
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 5.1116% 2/22/36 (b)(c)(d)	358,000	350,202
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (b)	3,083	3,060
Series 1997-3 Class M1, 7.53% 3/15/28	28,691	27,638
Home Partners of America Trust:
Series 2021-1 Class F, 3.325% 9/17/41 (d)	450,265	381,092
Series 2021-2 Class G, 4.505% 12/17/26 (d)	978,476	862,191
Series 2021-3 Class F, 4.242% 1/17/41 (d)	1,370,613	1,215,371
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	1,719,612	1,187,407
Progress Residential Trust:
Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)	1,000,000	978,498
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)	1,000,000	975,159
Series 2020-SFR1 Class H, 5.268% 4/17/37 (d)	588,000	566,144
Series 2021-SFR2 Class H, 4.998% 4/19/38 (d)	1,533,000	1,385,043
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (d)	1,449,000	1,273,171
Class G, 4.003% 7/17/38 (d)	749,000	659,113
Series 2021-SFR8:
Class F, 3.181% 10/17/38 (d)	934,000	810,034
Class G, 4.005% 10/17/38 (d)	2,351,000	2,056,882
Tricon American Homes Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	628,000	619,191
TOTAL ASSET-BACKED SECURITIES
(Cost $24,959,198)		22,815,060

Commercial Mortgage Securities - 23.1%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 6.999% 4/15/34 (b)(c)(d)	616,000	498,077
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	625,000	512,304
Series 2017-BNK8 Class E, 2.8% 11/15/50 (d)	1,848,000	1,133,007
Series 2018-BN12 Class D, 3% 5/15/61 (d)	318,000	228,940
BCP Trust floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 6.633% 6/15/38 (b)(c)(d)	1,000,000	886,728
Benchmark Mortgage Trust:
sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (b)(d)	573,000	490,038
Class 225E, 3.2943% 12/15/62 (b)(d)	859,000	727,904
Series 2020-B18 Class AGNG, 4.3885% 7/15/53 (b)(d)	2,058,000	1,695,032
Series 2022-B35 Class D, 2.5% 5/15/55 (d)(f)	1,000,000	635,889
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 4.937% 8/15/36 (b)(c)(d)	1,050,000	974,344
BSREP Commercial Mortgage Trust floater Series 2021-DC:
Class F, 1 month U.S. LIBOR + 2.850% 4.85% 8/15/38 (b)(c)(d)	107,000	96,359
Class G, 1 month U.S. LIBOR + 3.850% 5.85% 8/15/38 (b)(c)(d)	250,000	222,616
BX Commercial Mortgage Trust:
floater:
Series 2021-CIP Class G, 1 month U.S. LIBOR + 3.960% 5.968% 12/15/38 (b)(c)(d)	3,549,000	3,276,342
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 5.9513% 5/15/38 (b)(c)(d)	2,499,000	2,361,262
Series 2020-VIVA:
Class D, 3.5488% 3/11/44 (b)(d)	1,505,000	1,244,557
Class E, 3.5488% 3/11/44 (b)(d)	2,018,000	1,609,681
BX Trust:
floater:
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 5.599% 4/15/34 (b)(c)(d)	819,000	755,419
Series 2019-XL Class J, 1 month U.S. LIBOR + 2.650% 4.649% 10/15/36 (b)(c)(d)	1,592,900	1,513,898
Series 2021-21M Class H, 1 month U.S. LIBOR + 4.010% 6.009% 10/15/36 (b)(c)(d)	1,000,000	907,050
Series 2021-ACNT Class G, 1 month U.S. LIBOR + 3.290% 5.295% 11/15/38 (b)(c)(d)	250,000	235,377
Series 2021-ARIA Class G, 1 month U.S. LIBOR + 3.140% 5.1411% 10/15/36 (b)(c)(d)	1,392,000	1,280,415
Series 2021-SDMF Class F, 1 month U.S. LIBOR + 1.930% 3.936% 9/15/34 (b)(c)(d)	73,000	67,863
Series 2021-SOAR Class G, 4.8% 6/15/38 (b)(d)	992,482	912,764
Series 2021-VOLT Class G, 1 month U.S. LIBOR + 2.850% 4.8492% 9/15/36 (b)(c)(d)	2,793,000	2,582,995
Series 2021-XL2 Class J, 1 month U.S. LIBOR + 3.890% 5.889% 10/15/38 (b)(c)(d)	4,081,096	3,816,511
Series 2022-LBA6:
Class F, CME Term SOFR 1 Month Index + 3.350% 5.3086% 1/15/39 (b)(c)(d)	700,000	656,315
Class G, CME Term SOFR 1 Month Index + 4.200% 6.1586% 1/15/39 (b)(c)(d)	1,491,000	1,398,011
floater sequential payer Series 2021-LGCY Class J, 1 month U.S. LIBOR + 3.190% 5.192% 10/15/23 (b)(c)(d)	1,558,000	1,409,194
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(d)	4,666,000	3,997,263
BXSC Commercial Mortgage Trust floater Series 2022-WSS Class F, 7.288% 3/15/35 (b)(d)	2,384,000	2,270,536
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (b)(d)	651,000	522,504
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 5.249% 12/15/37 (b)(c)(d)	1,021,000	971,779
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	2,226,000	1,587,697
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 4.6072% 6/15/34 (b)(c)(d)	992,505	944,317
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.1734% 9/10/46 (b)(d)	2,496,000	2,380,168
Series 2016-C3 Class D, 3% 11/15/49 (d)	2,990,000	2,135,460
Cologix Data Centers U.S. Issuer, LLC / Cologix Data Centers U.S. Co.-Issuer, LLC Series 2021-1A Class C, 5.99% 12/26/51 (d)	1,500,000	1,362,989
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 5.049% 9/15/33 (b)(c)(d)	735,000	649,005
Class G, 1 month U.S. LIBOR + 5.050% 7.0553% 9/15/33 (b)(c)(d)	735,000	621,578
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)(f)	1,299,000	1,130,130
Series 2012-CR1:
Class C, 5.2815% 5/15/45 (b)	3,011,000	2,773,131
Class D, 5.2815% 5/15/45 (b)(d)	1,917,000	1,677,375
Class G, 2.462% 5/15/45 (d)	1,133,000	274,450
Series 2012-LC4 Class C, 5.2794% 12/10/44 (b)	802,000	724,234
Series 2013-CR10 Class D, 4.8693% 8/10/46 (b)(d)	1,756,000	1,685,104
Series 2013-LC6 Class D, 4.2897% 1/10/46 (b)(d)	1,732,000	1,671,107
Series 2014-UBS2 Class D, 4.9798% 3/10/47 (b)(d)	537,000	502,005
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	1,192,000	948,816
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	31,000	24,347
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.917% 8/15/45 (b)(d)	836,000	822,109
Class F, 4.25% 8/15/45 (d)	783,000	624,599
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 6.216% 6/15/34 (c)(d)	800,000	741,450
Credit Suisse Mortgage Trust:
floater Series 2021-4SZN Class A, CME Term SOFR 1 Month Index + 3.960% 5.9255% 11/15/23 (b)(c)(d)	2,000,000	1,936,475
Series 2020-NET:
Class E, 3.7042% 8/15/37 (b)(d)	500,000	450,372
Class F, 3.7042% 8/15/37 (b)(d)	1,057,000	944,798
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4407% 6/15/50 (b)(d)	1,766,000	1,360,220
Series 2017-CX9 Class D, 4.0704% 9/15/50 (b)(d)	461,000	354,679
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (b)(d)	2,168,000	2,007,080
DBGS Mortgage Trust Series 2018-C1 Class C, 4.6328% 10/15/51 (b)	1,000,000	914,508
DBUBS Mortgage Trust Series 2011-LC3A Class D, 5.3628% 8/10/44 (b)(d)	548,097	514,554
Extended Stay America Trust floater Series 2021-ESH Class F, 1 month U.S. LIBOR + 3.700% 5.7% 7/15/38 (b)(c)(d)	3,262,918	3,205,570
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 4.599% 7/15/35 (b)(c)(d)	669,000	523,328
Series 2011-GC5:
Class C, 5.1588% 8/10/44 (b)(d)	101,000	83,830
Class D, 5.1588% 8/10/44 (b)(d)	759,236	323,435
Class E, 5.1588% 8/10/44 (b)(d)(f)	848,000	74,624
Class F, 4.5% 8/10/44 (d)(f)	677,000	2,375
Series 2012-GCJ9:
Class D, 4.6624% 11/10/45 (b)(d)	1,569,000	1,517,110
Class E, 4.6624% 11/10/45 (b)(d)	355,000	291,678
Series 2013-GC16 Class F, 3.5% 11/10/46 (d)(f)	1,510,000	1,155,852
Series 2016-GS2 Class D, 2.753% 5/10/49 (d)	1,964,000	1,580,742
Hilton U.S.A. Trust Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(d)	2,515,000	2,161,688
IMT Trust Series 2017-APTS Class EFX, 3.4966% 6/15/34 (b)(d)	1,693,000	1,582,173
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)	504,000	462,582
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	1,624,000	1,258,173
Series 2014-C26 Class D, 3.8792% 1/15/48 (b)(d)	602,000	532,305
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.3866% 12/15/49 (b)(d)	1,924,000	1,502,665
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0692% 12/15/49 (b)(d)	1,308,000	992,377
Series 2018-C8 Class D, 3.2171% 6/15/51 (b)(d)	302,000	217,771
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2021-1MEM Class E, 2.6535% 10/9/42 (b)(d)	500,000	382,149
Series 2011-C3:
Class E, 5.5244% 2/15/46 (b)(d)	3,467,000	1,199,089
Class G, 4.409% 2/15/46 (b)(d)	1,680,000	116,437
Class H, 4.409% 2/15/46 (b)(d)(f)	1,320,000	60,887
Series 2011-C4 Class E, 5.5565% 7/15/46 (b)(d)	1,390,000	1,334,773
Series 2012-CBX:
Class E, 4.7843% 6/15/45 (b)(d)	1,078,000	970,200
Class G 4% 6/15/45 (d)(f)	805,000	78,123
Series 2013-LC11:
Class D, 4.1593% 4/15/46 (b)	1,316,000	1,006,686
Class F, 3.25% 4/15/46 (b)(d)	482,000	161,518
Series 2014-DSTY Class E, 3.8046% 6/10/27 (b)(d)(f)	924,000	46,227
Series 2018-AON Class F, 4.6132% 7/5/31 (b)(d)	961,000	780,635
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (d)	1,406,000	1,272,143
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 4.949% 3/15/38 (b)(c)(d)	1,816,529	1,673,684
MED Trust floater Series 2021-MDLN Class G, 1 month U.S. LIBOR + 5.250% 7.25% 11/15/38 (b)(c)(d)	3,870,000	3,618,579
Merit floater Series 2021-STOR Class G, 1 month U.S. LIBOR + 2.750% 4.749% 7/15/38 (b)(c)(d)	250,000	230,523
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, 1 month U.S. LIBOR + 2.600% 4.6% 4/15/38 (b)(c)(d)	694,000	655,001
Class G, 1 month U.S. LIBOR + 3.200% 5.2% 4/15/38 (b)(c)(d)	846,000	799,470
MHP Commercial Mortgage Trust floater Series 2022-MHIL Class G, CME Term SOFR 1 Month Index + 3.950% 5.9161% 1/15/27 (b)(c)(d)	2,562,000	2,364,849
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.5738% 11/15/45 (b)(d)	2,000,000	1,980,623
Series 2012-C6, Class F, 4.5738% 11/15/45 (b)(d)(f)	1,000,000	933,518
Series 2013-C12 Class D, 4.7622% 10/15/46 (b)(d)	1,500,000	1,361,585
Series 2013-C13:
Class D, 4.896% 11/15/46 (b)(d)	2,994,000	2,737,170
Class E, 4.896% 11/15/46 (b)(d)	659,000	559,523
Series 2013-C9 Class C, 4.018% 5/15/46 (b)	625,000	604,337
Series 2016-C30 Class D, 3% 9/15/49 (d)	522,000	357,569
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)(d)	27,226	26,967
Series 2011-C2:
Class D, 5.2113% 6/15/44 (b)(d)	1,629,766	1,540,125
Class F, 5.2113% 6/15/44 (b)(d)(f)	1,467,000	953,550
Class XB, 0.4386% 6/15/44 (b)(d)(g)	23,731,269	93,779
Series 2011-C3:
Class C, 5.0842% 7/15/49 (b)(d)	464,249	458,248
Class D, 5.0842% 7/15/49 (b)(d)	83,000	79,561
Class E, 5.0842% 7/15/49 (b)(d)(f)	652,000	573,412
Class F, 5.0842% 7/15/49 (b)(d)(f)	636,000	440,478
Class G, 5.0842% 7/15/49 (b)(d)(f)	979,600	515,245
Series 2012-C4 Class D, 5.1638% 3/15/45 (b)(d)	961,583	919,514
Series 2015-MS1 Class D, 4.024% 5/15/48 (b)(d)	2,045,000	1,726,134
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	642,000	473,483
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	2,346,000	1,824,512
Motel 6 Trust floater Series 2021-MTL6:
Class G, 1 month U.S. LIBOR + 4.700% 6.6991% 9/15/38 (b)(c)(d)	740,090	733,025
Class H, 1 month U.S. LIBOR + 6.000% 7.9991% 9/15/38 (b)(c)(d)	499,800	490,129
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (b)(d)	1,000,000	760,584
MTN Commercial Mortgage Trust floater Series 2022-LPFL Class F, CME Term SOFR 1 Month Index + 5.280% 7.2437% 3/15/39 (b)(c)(d)	1,000,000	944,108
Natixis Commercial Mortgage Securities Trust floater Series 2018-FL1 Class WAN2, 1 month U.S. LIBOR + 3.750% 5.7491% 6/15/35 (b)(c)(d)	113,725	88,024
OPG Trust floater Series 2021-PORT Class J, 1 month U.S. LIBOR + 3.340% 5.345% 10/15/36 (b)(c)(d)	500,000	462,500
PKHL Commercial Mortgage Trust floater Series 2021-MF Class G, 1 month U.S. LIBOR + 4.350% 6.35% 7/15/38 (b)(c)(d)	500,000	472,208
Prima Capital CRE Securitization Ltd. Series 2020-8A Class C, 3% 12/1/70 (d)	250,000	194,860
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	855,594	931,918
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 5.159% 3/25/34 (b)(c)(d)	599,000	576,163
SG Commercial Mortgage Securities Trust Series 2019-PREZ Class F, 3.4771% 9/15/39 (b)(d)	2,000,000	1,551,521
SMRT Commercial Mortgage Trust floater Series 2022-MINI Class F, CME Term SOFR 1 Month Index + 3.350% 5.309% 1/15/39 (b)(c)(d)	3,633,000	3,354,063
SREIT Trust floater:
Series 2021-IND Class G, 1 month U.S. LIBOR + 3.260% 5.2648% 10/15/38 (b)(c)(d)	2,573,000	2,320,104
Series 2021-MFP2 Class J, 1 month U.S. LIBOR + 3.910% 5.9145% 11/15/36 (b)(c)(d)	2,000,000	1,888,110
STWD Trust floater sequential payer Series 2021-LIH Class G, 1 month U.S. LIBOR + 4.200% 6.199% 11/15/36 (b)(c)(d)	1,280,000	1,177,562
TPGI Trust floater Series 2021-DGWD Class G, 1 month U.S. LIBOR + 3.850% 5.85% 6/15/26 (b)(c)(d)	1,176,000	1,076,021
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 6.4444% 5/10/45 (b)(d)	68,841	62,645
Class E, 5% 5/10/45 (b)(d)(f)	1,236,000	482,040
Class F, 5% 5/10/45 (b)(d)	399,000	20,393
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (b)(d)(f)	1,817,000	1,379,119
VMC Finance Ltd. floater Series 2021-HT1 Class B, 1 month U.S. LIBOR + 4.500% 6.656% 1/18/37 (b)(c)(d)	3,528,000	3,293,760
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class E, 4.7272% 10/15/45 (b)(d)	1,539,000	1,509,508
Class F, 4.7272% 10/15/45 (b)(d)	774,000	696,087
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	1,260,000	792,988
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	963,000	772,366
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)(f)	45,000	1,654
Series 2011-C3:
Class D, 22.8133% 3/15/44 (b)(d)	2,587,186	1,102,141
Class E, 5% 3/15/44 (d)(f)	34,000	170
Series 2011-C5:
Class E, 5.5193% 11/15/44 (b)(d)	382,733	381,717
Class F, 5.25% 11/15/44 (b)(d)	2,000,000	1,834,851
Class G, 5.25% 11/15/44 (b)(d)	1,000,000	887,164
Series 2012-C7 Class D, 4.6935% 6/15/45 (b)(d)(f)	620,000	288,300
Series 2012-C8 Class E, 4.8877% 8/15/45 (b)(d)	234,835	234,335
Series 2013-C11:
Class D, 4.2295% 3/15/45 (b)(d)	65,000	62,756
Class E, 4.2295% 3/15/45 (b)(d)(f)	53,000	49,885
Series 2013-C13 Class D, 4.1453% 5/15/45 (b)(d)	45,000	42,878
Series 2013-C16 Class D, 4.9824% 9/15/46 (b)(d)	715,000	669,753
Series 2013-UBS1 Class D, 5.0243% 3/15/46 (b)(d)	910,000	878,135
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (b)(d)	1,168,000	959,613
Class PR2, 3.516% 6/5/35 (b)(d)	459,000	350,564
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $175,816,448)		157,806,037

Bank Loan Obligations - 3.0%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.3%
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 7.346% 9/9/26 (b)(c)(h)	1,364,688	1,322,614
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.3723% 8/2/28 (b)(c)(h)	356,529	348,953
		1,671,567
FINANCIALS - 2.7%
Diversified Financial Services - 2.7%
Agellan Portfolio 9% 8/7/25 (b)(f)(h)	1,217,000	1,217,000
Mhp 2022-Mhil Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 5.000% 6.9586% 1/9/24 (b)(c)(f)(h)	7,800,000	7,566,000
Sunbelt Mezz U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.450% 6.163% 1/21/27 (b)(c)(f)(h)	4,575,631	4,575,631
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 10.4992% 11/15/22 (b)(c)(f)(h)	5,305,035	5,225,459
		18,584,090
TOTAL BANK LOAN OBLIGATIONS
(Cost $20,609,908)		20,255,657
	Shares	Value

Money Market Funds - 10.9%
Fidelity Cash Central Fund 2.01% (i)
(Cost $74,307,966)	74,293,107	74,307,966
TOTAL INVESTMENT IN SECURITIES - 105.8%
(Cost $717,968,778)		721,470,333
NET OTHER ASSETS (LIABILITIES) - (5.8)%		(39,828,567)
NET ASSETS - 100%		$681,641,766

Legend

 (a) Non-income producing

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $214,636,573 or 31.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Level 3 security

 (g) Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$44,412,278	$367,738,390	$337,842,701	$141,770	$2,702	$(2,703)	$74,307,966	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	--	9,754,807	9,754,807	15,406	--	--	--	0.0%
Total	$44,412,278	$377,493,197	$347,597,508	$157,176	$2,702	$(2,703)	$74,307,966

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$7,162,765	$7,162,765	$--	$--
Financials	132,743,621	125,054,403	7,689,218	--
Information Technology	550,988	550,988	--	--
Real Estate	173,017,905	167,811,259	5,206,646	--
Corporate Bonds	132,810,334	--	132,810,334	--
Asset-Backed Securities	22,815,060	--	22,815,051	9
Commercial Mortgage Securities	157,806,037	--	149,004,559	8,801,478
Bank Loan Obligations	20,255,657	--	1,671,567	18,584,090
Money Market Funds	74,307,966	74,307,966	--	--
Total Investments in Securities:	$721,470,333	$374,887,381	$319,197,375	$27,385,577

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$4,910,979
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	547,814
Cost of Purchases	666,568
Proceeds of Sales	--
Amortization/Accretion	(103,327)
Transfers into Level 3	3,676,018
Transfers out of Level 3	(896,574)
Ending Balance	$8,801,478
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(547,814)
Bank Loan Obligations
Beginning Balance	$7,615,181
Net Realized Gain (Loss) on Investment Securities	4,470
Net Unrealized Gain (Loss) on Investment Securities	(335,393)
Cost of Purchases	15,488,450
Proceeds of Sales	(4,189,401)
Amortization/Accretion	783
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$18,584,090
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$(332,867)
Other Investments in Securities
Beginning Balance	$9
Net Realized Gain (Loss) on Investment Securities	(2,528,303)
Net Unrealized Gain (Loss) on Investment Securities	3,988,649
Cost of Purchases	--
Proceeds of Sales	(6,868,841)
Amortization/Accretion	(306,844)
Transfers into Level 3	5,715,339
Transfers out of Level 3	--
Ending Balance	$9
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2022	$3,988,649

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.1%
BBB	3.8%
BB	10.3%
B	9.2%
CCC,CC,C	3.2%
Not Rated	21.3%
Equities	46.0%
Short-Term Investments and Net Other Assets	5.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $643,660,812)	$647,162,367
Fidelity Central Funds (cost $74,307,966)	74,307,966
Total Investment in Securities (cost $717,968,778)		$721,470,333
Receivable for investments sold		16,934,417
Receivable for fund shares sold		5,826,907
Dividends receivable		729,323
Interest receivable		3,311,664
Distributions receivable from Fidelity Central Funds		72,333
Total assets		748,344,977
Liabilities
Payable to custodian bank	$698,899
Payable for fund shares redeemed	65,999,490
Other payables and accrued expenses	4,822
Total liabilities		66,703,211
Net Assets		$681,641,766
Net Assets consist of:
Paid in capital		$652,880,353
Total accumulated earnings (loss)		28,761,413
Net Assets		$681,641,766
Net Asset Value, offering price and redemption price per share ($681,641,766 ÷ 63,461,736 shares)		$10.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$20,608,122
Interest		25,110,557
Income from Fidelity Central Funds (including $15,406 from security lending)		157,176
Total income		45,875,855
Expenses
Custodian fees and expenses	$14,287
Independent trustees' fees and expenses	3,222
Total expenses before reductions	17,509
Expense reductions	(380)
Total expenses after reductions		17,129
Net investment income (loss)		45,858,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,702,779
Fidelity Central Funds	2,702
Foreign currency transactions	11,373
Total net realized gain (loss)		23,716,854
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(106,109,223)
Fidelity Central Funds	(2,703)
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		(106,111,925)
Net gain (loss)		(82,395,071)
Net increase (decrease) in net assets resulting from operations		$(36,536,345)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,858,726	$42,370,443
Net realized gain (loss)	23,716,854	11,329,717
Change in net unrealized appreciation (depreciation)	(106,111,925)	166,451,074
Net increase (decrease) in net assets resulting from operations	(36,536,345)	220,151,234
Distributions to shareholders	(50,959,619)	(48,286,218)
Share transactions
Proceeds from sales of shares	53,121,264	98,771,090
Reinvestment of distributions	50,959,619	48,286,218
Cost of shares redeemed	(382,144,760)	(206,774,956)
Net increase (decrease) in net assets resulting from share transactions	(278,063,877)	(59,717,648)
Total increase (decrease) in net assets	(365,559,841)	112,147,368
Net Assets
Beginning of period	1,047,201,607	935,054,239
End of period	$681,641,766	$1,047,201,607
Other Information
Shares
Sold	4,694,984	9,213,332
Issued in reinvestment of distributions	4,460,414	4,712,141
Redeemed	(34,667,147)	(19,063,555)
Net increase (decrease)	(25,511,749)	(5,138,082)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$9.94	$11.21	$10.97	$11.34
Income from Investment Operations
Net investment income (loss)A,B	.55	.45	.56	.61	.59
Net realized and unrealized gain (loss)	(.97)	1.90	(1.16)	.42	(.20)
Total from investment operations	(.42)	2.35	(.60)	1.03	.39
Distributions from net investment income	(.52)	(.45)	(.55)	(.62)	(.60)
Distributions from net realized gain	(.09)	(.07)	(.12)	(.17)	(.16)
Total distributions	(.61)	(.52)	(.67)	(.79)	(.76)
Net asset value, end of period	$10.74	$11.77	$9.94	$11.21	$10.97
Total ReturnC	(3.78)%	24.48%	(5.68)%	9.91%	3.61%
Ratios to Average Net AssetsB,D,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	4.83%	4.21%	5.36%	5.67%	5.36%
Supplemental Data
Net assets, end of period (000 omitted)	$681,642	$1,047,202	$935,054	$971,641	$907,388
Portfolio turnover rateG	19%	23%	25%H	16%	27%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Corporate Bonds	$-	Recovery value	Recovery value	$0.00	Increase
Asset-Backed Securities	$9	Indicative market price	Evaluated bid	$0.00	Increase
Commercial Mortgage Securities	$8,801,478	Indicative market price	Evaluated bid	$0.00 - $90.51 / $66.04	Increase
Bank Loan Obligations	$18,584,090	Discounted cash flow	Yield	8.3% - 18.5% / 11.3%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, certain conversion ratio adjustments, foreign currency transactions, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,769,398
Gross unrealized depreciation	(45,800,989)
Net unrealized appreciation (depreciation)	$968,409
Tax Cost	$720,501,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,091,006
Undistributed long-term capital gain	$18,759,010
Net unrealized appreciation (depreciation) on securities and other investments	$968,409

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$47,615,155	$ 42,421,612
Long-term Capital Gains	3,344,464	5,864,606
Total	$50,959,619	$ 48,286,218

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Real Estate Income Fund	172,428,556	435,064,613

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Real Estate Income Fund	$1,887

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Real Estate Income Fund	812,583	5,085,883	1,144,560

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Real Estate Income Fund	$1,638	$7,477	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $380.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Series Real Estate Income Fund	- %-C
Actual		$1,000.00	$951.60	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $ 21,997,650, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $25,050,082 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1%, 4%, 5%, and 5% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1%, 5%, 6%, and 6% of the dividends distributed in September, December, March, and June during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 27%, 36%, 77%, and 77% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. The Board noted that there was a portfolio management change for the fund in March 2019 and July 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SRE-ANN-0922
1.924310.110

Fidelity® Series Small Cap Opportunities Fund

Annual Report

July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	(7.62)%	9.74%	10.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

34,000
30,000
25,000
20,000
15,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$27,730	Fidelity® Series Small Cap Opportunities Fund
$27,379	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.

Comments from Co-Lead Managers Morgen Peck and Shadman Riaz:  For the fiscal year ending July 31, 2022, the fund returned -7.62%, outperforming the -14.29% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary contributor, especially in information technology, industrials and health care. Strong picks in the consumer discretionary sector, especially within the retailing industry, also helped. The biggest individual relative contributor was an overweight position in Antero Resources (+187%), which was among our biggest holdings. Also helping performance was our overweighting in EXL Service, which gained approximately 48%. EXL Service was also among the fund's largest holdings. Another notable relative contributor was an outsized stake in Northern Oil and Gas (+70%). Conversely, the primary detractor from performance versus the benchmark was our security selection in the financials sector, especially within the banks industry. Stock picks and an underweighting in consumer staples and an underweighting in utilities also hindered the fund's relative performance. The biggest individual relative detractor was an overweight position in TG Therapeutics (-81%), which was a stake that was not held at the end of this period. A second notable relative detractor was our overweighting in Protagonist Therapeutics (-85%), a position that was sold the past 12 months. Another notable relative detractor was an overweighting in Crocs (-47%). Notable changes in positioning include increased exposure to the energy sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2022

% of fund's net assets
Antero Resources Corp.	1.9
ExlService Holdings, Inc.	1.6
Commercial Metals Co.	1.4
Denbury, Inc.	1.3
Murphy U.S.A., Inc.	1.3
Terreno Realty Corp.	1.3
Academy Sports & Outdoors, Inc.	1.2
Atkore, Inc.	1.2
HF Sinclair Corp.	1.2
Brookfield Infrastructure Corp. A Shares	1.2
13.6

Market Sectors as of July 31, 2022

% of fund's net assets
Industrials	16.7
Health Care	15.3
Financials	14.9
Information Technology	13.1
Consumer Discretionary	11.6
Energy	7.9
Real Estate	6.2
Materials	5.7
Consumer Staples	3.4
Utilities	2.4
Communication Services	2.2

Asset Allocation (% of fund's net assets)

As of July 31, 2022 *
Stocks and Equity Futures	101.4%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	(1.7)%

 * Foreign investments - 12.5%

Geographic Diversification (% of fund's net assets)

As of July 31, 2022
United States of America*	87.5%
Canada	3.6%
United Kingdom	1.7%
Bermuda	1.6%
Bailiwick of Jersey	1.1%
British Virgin Islands	1.0%
Ireland	0.9%
Cayman Islands	0.7%
Puerto Rico	0.6%
Other	1.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments July 31, 2022

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.2%
Frontier Communications Parent, Inc. (a)	336,600	$8,721,306
Interactive Media & Services - 0.4%
Ziff Davis, Inc. (a)	232,700	19,055,803
Media - 1.6%
Nexstar Broadcasting Group, Inc. Class A	217,600	40,989,312
TechTarget, Inc. (a)	403,129	26,279,980
Thryv Holdings, Inc. (a)(b)	697,500	16,977,150
		84,246,442

TOTAL COMMUNICATION SERVICES		112,023,551

CONSUMER DISCRETIONARY - 11.6%
Auto Components - 2.1%
Adient PLC (a)	880,500	29,743,290
Fox Factory Holding Corp. (a)	282,279	26,720,530
Gentherm, Inc. (a)	187,900	12,130,824
LCI Industries (b)	157,800	21,317,202
Patrick Industries, Inc.	306,000	18,580,320
		108,492,166
Diversified Consumer Services - 0.2%
Laureate Education, Inc. Class A	690,420	8,174,573
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	711,825	19,753,144
Churchill Downs, Inc.	206,500	43,323,700
Everi Holdings, Inc. (a)	745,300	14,317,213
Hilton Grand Vacations, Inc. (a)	449,600	18,330,192
Jack in the Box, Inc. (b)	130,200	9,002,028
Lindblad Expeditions Holdings (a)	377,950	2,985,805
Ruth's Hospitality Group, Inc.	66,559	1,168,110
		108,880,192
Household Durables - 1.4%
M.D.C. Holdings, Inc.	410,550	14,882,438
Skyline Champion Corp. (a)	615,998	38,992,673
Tempur Sealy International, Inc.	532,700	14,638,596
		68,513,707
Internet & Direct Marketing Retail - 0.2%
Vivid Seats, Inc. Class A (b)	1,495,616	12,503,350
Leisure Products - 0.6%
Acushnet Holdings Corp. (b)	331,500	16,153,995
Clarus Corp. (b)	728,914	15,030,207
		31,184,202
Specialty Retail - 3.1%
Academy Sports & Outdoors, Inc. (b)	1,485,372	63,915,557
Dick's Sporting Goods, Inc. (b)	199,250	18,647,808
Murphy U.S.A., Inc.	227,691	64,746,213
Rent-A-Center, Inc.	416,952	9,810,881
		157,120,459
Textiles, Apparel & Luxury Goods - 1.8%
Capri Holdings Ltd. (a)	371,300	18,074,884
Crocs, Inc. (a)	493,600	35,361,504
Deckers Outdoor Corp. (a)	44,100	13,812,561
Kontoor Brands, Inc.	689,500	25,166,750
		92,415,699

TOTAL CONSUMER DISCRETIONARY		587,284,348

CONSUMER STAPLES - 3.4%
Beverages - 0.4%
Primo Water Corp.	1,614,900	21,348,978
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings, Inc. (a)	652,517	44,175,401
Performance Food Group Co. (a)	559,000	27,787,890
		71,963,291
Food Products - 1.3%
Darling Ingredients, Inc. (a)	214,250	14,843,240
Nomad Foods Ltd. (a)	2,095,123	38,634,068
The Simply Good Foods Co. (a)	439,900	14,349,538
		67,826,846
Personal Products - 0.3%
BellRing Brands, Inc. (a)	538,733	13,005,015

TOTAL CONSUMER STAPLES		174,144,130

ENERGY - 7.9%
Energy Equipment & Services - 1.3%
Liberty Oilfield Services, Inc. Class A (a)	3,208,954	45,567,147
TechnipFMC PLC (a)	2,339,600	18,927,364
		64,494,511
Oil, Gas & Consumable Fuels - 6.6%
Antero Resources Corp. (a)	2,368,926	93,904,223
Denbury, Inc. (a)(b)	910,200	65,452,482
Enviva, Inc.	341,660	23,789,786
HF Sinclair Corp.	1,289,990	61,687,322
Magnolia Oil & Gas Corp. Class A	1,285,700	31,023,941
Northern Oil & Gas, Inc.	1,931,645	55,689,325
		331,547,079

TOTAL ENERGY		396,041,590

FINANCIALS - 14.9%
Banks - 8.5%
Ameris Bancorp	50	2,365
East West Bancorp, Inc.	301,300	21,627,314
First Bancorp, Puerto Rico (b)	2,025,038	30,557,823
Glacier Bancorp, Inc. (b)	486,350	24,361,272
Independent Bank Group, Inc.	348,800	24,667,136
Metropolitan Bank Holding Corp. (a)	209,000	14,500,420
PacWest Bancorp	1,352,200	37,902,166
Pathward Financial, Inc.	815,802	27,508,843
Pinnacle Financial Partners, Inc.	253,000	20,012,300
Preferred Bank, Los Angeles	326,450	23,732,915
ServisFirst Bancshares, Inc.	270,342	23,100,724
Synovus Financial Corp. (b)	1,204,695	48,645,584
Trico Bancshares	775,208	37,054,942
United Community Bank, Inc.	1,488,700	50,660,461
Webster Financial Corp.	505,971	23,502,353
Western Alliance Bancorp.	259,850	19,847,343
		427,683,961
Capital Markets - 2.5%
Focus Financial Partners, Inc. Class A (a)	516,452	20,880,154
Houlihan Lokey	191,750	16,214,380
Lazard Ltd. Class A	932,840	35,140,083
LPL Financial	88,550	18,588,416
TMX Group Ltd.	351,764	36,092,516
		126,915,549
Consumer Finance - 0.5%
FirstCash Holdings, Inc.	322,524	23,628,108
Insurance - 1.6%
Assurant, Inc.	128,880	22,654,526
Primerica, Inc.	277,700	35,737,213
Selective Insurance Group, Inc.	267,657	20,839,774
		79,231,513
Thrifts & Mortgage Finance - 1.8%
Essent Group Ltd.	1,122,800	46,888,128
Walker & Dunlop, Inc.	395,216	44,517,130
		91,405,258

TOTAL FINANCIALS		748,864,389

HEALTH CARE - 15.0%
Biotechnology - 6.7%
ADC Therapeutics SA (a)	341,410	2,529,848
ALX Oncology Holdings, Inc. (a)	337,600	3,267,968
Arcutis Biotherapeutics, Inc. (a)	483,300	11,724,858
Argenx SE ADR (a)	62,100	22,617,441
Ascendis Pharma A/S sponsored ADR (a)	105,248	9,001,861
Blueprint Medicines Corp. (a)	427,000	21,802,620
Celldex Therapeutics, Inc. (a)	337,200	10,358,784
Cerevel Therapeutics Holdings (a)	563,300	14,809,157
ChemoCentryx, Inc. (a)	260,300	6,148,286
Cyteir Therapeutics, Inc. (a)	68,809	200,234
Cytokinetics, Inc. (a)	634,300	26,849,919
Day One Biopharmaceuticals, Inc. (a)(b)	564,500	9,669,885
Erasca, Inc.	1,165,000	8,784,100
Exelixis, Inc. (a)	789,600	16,518,432
Global Blood Therapeutics, Inc. (a)	476,456	15,589,640
Imago BioSciences, Inc.	603,023	9,708,670
Instil Bio, Inc. (a)(b)	1,159,864	6,541,633
Janux Therapeutics, Inc. (a)	659,500	8,190,990
Keros Therapeutics, Inc. (a)	363,914	11,674,361
Mirati Therapeutics, Inc. (a)(b)	156,900	10,104,360
Morphic Holding, Inc. (a)	308,662	8,170,283
PTC Therapeutics, Inc. (a)	355,300	15,473,315
Relay Therapeutics, Inc. (a)	480,300	9,135,306
Scholar Rock Holding Corp. warrants 12/31/25 (a)(c)	18,825	47,184
Tango Therapeutics, Inc. (a)	1,398,900	5,721,501
Tenaya Therapeutics, Inc. (a)	350,680	1,672,744
Tyra Biosciences, Inc. (b)	1,030,200	10,971,630
Vaxcyte, Inc. (a)	581,872	13,429,606
Vera Therapeutics, Inc. (a)	551,700	9,516,825
Verve Therapeutics, Inc. (a)(b)	415,300	10,224,686
Xenon Pharmaceuticals, Inc. (a)	480,030	15,912,995
Zentalis Pharmaceuticals, Inc. (a)	442,982	12,935,074
		339,304,196
Health Care Equipment & Supplies - 1.9%
Envista Holdings Corp. (a)	673,400	27,373,710
Figs, Inc. Class A (a)	2,628,600	27,784,302
Globus Medical, Inc. (a)	123,400	7,242,346
Integer Holdings Corp. (a)	300,372	20,992,999
Omnicell, Inc. (a)	105,400	11,606,648
		95,000,005
Health Care Providers & Services - 3.8%
Acadia Healthcare Co., Inc. (a)	433,400	35,933,194
agilon health, Inc. (a)	849,500	21,262,985
Molina Healthcare, Inc. (a)	112,800	36,966,816
Owens & Minor, Inc.	907,440	32,132,450
R1 Rcm, Inc. (a)	940,800	23,520,000
Surgery Partners, Inc. (a)	496,700	19,560,046
Tenet Healthcare Corp. (a)	205,900	13,614,108
The Oncology Institute, Inc. (a)(c)	1,126,158	7,274,981
		190,264,580
Health Care Technology - 1.1%
Evolent Health, Inc. (a)	869,160	29,542,748
Inspire Medical Systems, Inc. (a)	124,343	25,986,444
		55,529,192
Life Sciences Tools & Services - 0.6%
Olink Holding AB ADR (a)	590,195	7,938,123
Syneos Health, Inc. (a)	268,300	21,233,262
		29,171,385
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	331,800	17,621,898
DICE Therapeutics, Inc. (b)	408,600	7,044,264
Edgewise Therapeutics, Inc. (a)	684,800	6,622,016
Fulcrum Therapeutics, Inc. (a)	737,000	4,333,560
Ikena Oncology, Inc. (a)	665,049	3,365,148
Theseus Pharmaceuticals, Inc.	566,600	4,085,186
Ventyx Biosciences, Inc. (b)	354,100	5,350,451
		48,422,523

TOTAL HEALTH CARE		757,691,881

INDUSTRIALS - 16.7%
Building Products - 1.8%
Builders FirstSource, Inc. (a)	481,249	32,724,932
Masonite International Corp. (a)	273,334	24,881,594
Simpson Manufacturing Co. Ltd.	323,999	33,462,617
		91,069,143
Commercial Services & Supplies - 0.7%
Casella Waste Systems, Inc. Class A (a)	279,832	22,652,400
The Brink's Co.	215,500	12,270,570
		34,922,970
Construction & Engineering - 3.5%
Comfort Systems U.S.A., Inc.	279,322	29,513,163
Construction Partners, Inc. Class A (a)	700,783	16,664,620
Dycom Industries, Inc. (a)	246,210	25,399,024
EMCOR Group, Inc.	324,360	37,745,773
Granite Construction, Inc.	553,600	16,552,640
IES Holdings, Inc. (a)	641,718	21,176,694
NV5 Global, Inc. (a)	202,282	27,429,439
		174,481,353
Electrical Equipment - 1.5%
Atkore, Inc. (a)	633,961	62,933,308
Regal Rexnord Corp.	72,400	9,723,320
Thermon Group Holdings, Inc. (a)	303,446	4,724,654
		77,381,282
Machinery - 2.9%
Federal Signal Corp.	937,628	38,930,315
ITT, Inc.	213,800	16,041,414
Kadant, Inc. (b)	111,356	22,699,921
Oshkosh Corp.	194,400	16,737,840
SPX Corp. (a)	820,286	48,503,511
		142,913,001
Professional Services - 3.5%
Alight, Inc. Class A (a)(b)	2,383,407	17,970,889
ASGN, Inc. (a)	505,792	52,480,978
CACI International, Inc. Class A (a)	75,700	22,883,353
CRA International, Inc.	167,174	16,551,898
KBR, Inc.	512,400	27,275,052
TriNet Group, Inc. (a)	491,316	40,533,570
		177,695,740
Trading Companies & Distributors - 2.8%
Beacon Roofing Supply, Inc. (a)	581,857	34,923,057
Finning International, Inc.	582,350	12,733,435
GMS, Inc. (a)	402,700	21,371,289
Rush Enterprises, Inc. Class A	992,414	47,824,431
Univar Solutions, Inc. (a)	948,954	25,659,716
		142,511,928

TOTAL INDUSTRIALS		840,975,417

INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 0.3%
Extreme Networks, Inc. (a)	1,244,400	16,276,752
Electronic Equipment & Components - 3.2%
Advanced Energy Industries, Inc.	539,899	48,315,562
Fabrinet (a)	350,956	33,712,833
FARO Technologies, Inc. (a)	66,424	2,160,108
Insight Enterprises, Inc. (a)	378,800	35,383,708
Napco Security Technologies, Inc.	642,632	16,489,937
TD SYNNEX Corp.	219,700	22,062,274
		158,124,422
IT Services - 4.6%
Cyxtera Technologies, Inc. Class A (a)	1,020,594	12,441,041
Endava PLC ADR (a)	237,003	24,174,306
ExlService Holdings, Inc. (a)	474,376	79,870,687
Perficient, Inc. (a)	543,252	57,323,951
WNS Holdings Ltd. sponsored ADR (a)	632,790	54,869,221
		228,679,206
Semiconductors & Semiconductor Equipment - 2.4%
FormFactor, Inc. (a)	425,700	15,137,892
MACOM Technology Solutions Holdings, Inc. (a)	238,500	13,818,690
Onto Innovation, Inc. (a)	311,592	25,940,034
Semtech Corp. (a)	241,600	15,058,928
SiTime Corp. (a)	169,375	31,500,363
Synaptics, Inc. (a)	147,500	21,380,125
		122,836,032
Software - 2.4%
Five9, Inc. (a)	104,000	11,244,480
Intapp, Inc.	523,953	7,948,367
Manhattan Associates, Inc. (a)	83,400	11,731,878
NCR Corp. (a)	352,000	11,422,400
Rapid7, Inc. (a)	471,910	30,188,083
SPS Commerce, Inc. (a)	135,858	16,270,354
Tenable Holdings, Inc. (a)	843,600	32,605,140
		121,410,702
Technology Hardware, Storage & Peripherals - 0.2%
Avid Technology, Inc. (a)	394,048	11,056,987

TOTAL INFORMATION TECHNOLOGY		658,384,101

MATERIALS - 5.7%
Chemicals - 2.0%
Element Solutions, Inc.	1,222,817	24,162,864
Huntsman Corp. (b)	1,159,756	33,586,534
Trinseo PLC	445,400	15,931,958
Tronox Holdings PLC	1,676,247	26,166,216
		99,847,572
Construction Materials - 0.7%
Eagle Materials, Inc.	302,100	38,200,545
Containers & Packaging - 0.3%
O-I Glass, Inc. (a)	1,039,000	15,283,690
Metals & Mining - 2.3%
Arconic Corp. (a)	541,900	16,370,799
Commercial Metals Co.	1,698,230	67,283,873
Constellium NV (a)	1,311,700	19,190,171
Yamana Gold, Inc.	2,297,900	10,983,962
		113,828,805
Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	318,400	20,259,792

TOTAL MATERIALS		287,420,404

REAL ESTATE - 6.2%
Equity Real Estate Investment Trusts (REITs) - 5.3%
EastGroup Properties, Inc.	190,600	32,504,924
Equity Commonwealth (a)	994,000	27,881,700
Essential Properties Realty Trust, Inc.	968,100	23,350,572
Lamar Advertising Co. Class A	192,200	19,423,732
LXP Industrial Trust (REIT)	3,606,899	39,567,682
Sunstone Hotel Investors, Inc.	2,166,900	24,550,977
Terreno Realty Corp.	1,026,300	64,297,695
Washington REIT (SBI)	1,595,500	35,372,235
		266,949,517
Real Estate Management & Development - 0.9%
Cushman & Wakefield PLC (a)	1,028,200	17,273,760
Jones Lang LaSalle, Inc. (a)	147,300	28,085,691
		45,359,451

TOTAL REAL ESTATE		312,308,968

UTILITIES - 2.4%
Electric Utilities - 0.4%
IDACORP, Inc.	173,500	19,383,420
Gas Utilities - 1.6%
Brookfield Infrastructure Corp. A Shares	1,277,700	58,531,437
ONE Gas, Inc.	253,000	21,489,820
		80,021,257
Independent Power and Renewable Electricity Producers - 0.4%
Clearway Energy, Inc. Class C	547,475	20,552,212

TOTAL UTILITIES		119,956,889

TOTAL COMMON STOCKS
(Cost $4,265,022,860)		4,995,095,668

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Biotechnology - 0.1%
Dianthus Therapeutics, Inc. Series A (c)(d)	1,102,127	4,114,130
ValenzaBio, Inc. Series A (a)(c)(d)	383,419	1,886,421
		6,000,551
Pharmaceuticals - 0.2%
Aristea Therapeutics, Inc. Series B (a)(c)(d)	733,075	6,898,236
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $12,244,945)		12,898,787
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.85% to 1.37% 8/4/22 to 9/8/22 (e)
(Cost $1,519,369)	$1,520,000	1,518,822
	Shares	Value

Money Market Funds - 2.8%
Fidelity Cash Central Fund 2.01% (f)	56,152,448	$56,163,679
Fidelity Securities Lending Cash Central Fund 2.01% (f)(g)	83,299,882	83,308,212
TOTAL MONEY MARKET FUNDS
(Cost $139,471,890)		139,471,891
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $4,418,259,064)		5,148,985,168
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(109,027,771)
NET ASSETS - 100%		$5,039,957,397

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	1,222	Sept. 2022	$115,191,830	$1,164,569	$1,164,569

The notional amount of futures purchased as a percentage of Net Assets is 2.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,220,952 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $773,940.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aristea Therapeutics, Inc. Series B	10/6/20 - 7/27/21	$4,041,955
Dianthus Therapeutics, Inc. Series A	4/6/22	$4,790,395
Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	$0
The Oncology Institute, Inc.	6/28/21	$11,261,580
ValenzaBio, Inc. Series A	3/25/21	$3,412,594

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.01%	$102,671,891	$1,868,028,313	$1,914,536,525	$271,735	$352	$(352)	$56,163,679	0.1%
Fidelity Securities Lending Cash Central Fund 2.01%	72,073,537	1,422,853,421	1,411,618,746	497,613	--	--	83,308,212	0.2%
Total	$174,745,428	$3,290,881,734	$3,326,155,271	$769,348	$352	$(352)	$139,471,891

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$112,023,551	$112,023,551	$--	$--
Consumer Discretionary	587,284,348	587,284,348	--	--
Consumer Staples	174,144,130	174,144,130	--	--
Energy	396,041,590	396,041,590	--	--
Financials	748,864,389	748,864,389	--	--
Health Care	770,590,668	757,644,697	47,184	12,898,787
Industrials	840,975,417	840,975,417	--	--
Information Technology	658,384,101	658,384,101	--	--
Materials	287,420,404	287,420,404	--	--
Real Estate	312,308,968	312,308,968	--	--
Utilities	119,956,889	119,956,889	--	--
U.S. Government and Government Agency Obligations	1,518,822	--	1,518,822	--
Money Market Funds	139,471,891	139,471,891	--	--
Total Investments in Securities:	$5,148,985,168	$5,134,520,375	$1,566,006	$12,898,787
Derivative Instruments:
Assets
Futures Contracts	$1,164,569	$1,164,569	$--	$--
Total Assets	$1,164,569	$1,164,569	$--	$--
Total Derivative Instruments:	$1,164,569	$1,164,569	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,164,569	$0
Total Equity Risk	1,164,569	0
Total Value of Derivatives	$1,164,569	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2022
Assets
Investment in securities, at value (including securities loaned of $80,902,779) — See accompanying schedule: Unaffiliated issuers (cost $4,278,787,174)	$5,009,513,277
Fidelity Central Funds (cost $139,471,890)	139,471,891
Total Investment in Securities (cost $4,418,259,064)		$5,148,985,168
Receivable for investments sold		83,779,620
Receivable for fund shares sold		1,492,904
Dividends receivable		152,120
Distributions receivable from Fidelity Central Funds		116,263
Receivable for daily variation margin on futures contracts		126,759
Other receivables		52,100
Total assets		5,234,704,934
Liabilities
Payable to custodian bank	$14
Payable for fund shares redeemed	111,409,483
Other payables and accrued expenses	40,265
Collateral on securities loaned	83,297,775
Total liabilities		194,747,537
Net Assets		$5,039,957,397
Net Assets consist of:
Paid in capital		$4,292,062,844
Total accumulated earnings (loss)		747,894,553
Net Assets		$5,039,957,397
Net Asset Value, offering price and redemption price per share ($5,039,957,397 ÷ 401,003,284 shares)		$12.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2022
Investment Income
Dividends		$47,847,566
Interest		5,011
Income from Fidelity Central Funds (including $497,613 from security lending)		769,348
Total income		48,621,925
Expenses
Custodian fees and expenses	$86,241
Independent trustees' fees and expenses	18,877
Interest	2,394
Total expenses before reductions	107,512
Expense reductions	(247)
Total expenses after reductions		107,265
Net investment income (loss)		48,514,660
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	127,857,362
Fidelity Central Funds	352
Foreign currency transactions	(34,357)
Futures contracts	(4,068,864)
Total net realized gain (loss)		123,754,493
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(572,775,252)
Fidelity Central Funds	(352)
Unfunded commitments	1,197,106
Assets and liabilities in foreign currencies	(29,292)
Futures contracts	655,058
Total change in net unrealized appreciation (depreciation)		(570,952,732)
Net gain (loss)		(447,198,239)
Net increase (decrease) in net assets resulting from operations		$(398,683,579)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,514,660	$43,799,726
Net realized gain (loss)	123,754,493	1,514,536,306
Change in net unrealized appreciation (depreciation)	(570,952,732)	546,729,663
Net increase (decrease) in net assets resulting from operations	(398,683,579)	2,105,065,695
Distributions to shareholders	(1,511,145,723)	(118,324,848)
Share transactions
Proceeds from sales of shares	772,983,933	636,699,749
Reinvestment of distributions	1,511,145,723	118,324,848
Cost of shares redeemed	(1,346,757,031)	(1,660,543,500)
Net increase (decrease) in net assets resulting from share transactions	937,372,625	(905,518,903)
Total increase (decrease) in net assets	(972,456,677)	1,081,221,944
Net Assets
Beginning of period	6,012,414,074	4,931,192,130
End of period	$5,039,957,397	$6,012,414,074
Other Information
Shares
Sold	57,044,933	37,014,662
Issued in reinvestment of distributions	106,014,574	8,102,705
Redeemed	(94,592,767)	(102,071,306)
Net increase (decrease)	68,466,740	(56,953,939)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$18.08	$12.66	$14.04	$15.46	$14.42
Income from Investment Operations
Net investment income (loss)A,B	.12	.12	.15	.15	.16
Net realized and unrealized gain (loss)	(1.03)	5.62	(.60)	.12	2.44
Total from investment operations	(.91)	5.74	(.45)	.27	2.60
Distributions from net investment income	(.12)	(.14)	(.16)	(.14)	(.12)
Distributions from net realized gain	(4.48)	(.19)	(.77)	(1.55)	(1.45)
Total distributions	(4.60)	(.32)C	(.93)	(1.69)	(1.56)C
Net asset value, end of period	$12.57	$18.08	$12.66	$14.04	$15.46
Total ReturnD	(7.62)%	45.98%	(3.44)%	1.98%	19.84%
Ratios to Average Net AssetsB,E,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	-%
Expenses net of all reductionsG	-%	-%	-%	-%	-%
Net investment income (loss)	.86%	.77%	1.17%	1.13%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$5,039,957	$6,012,414	$4,931,192	$5,667,458	$5,997,330
Portfolio turnover rateH	39%	96%	61%I	59%	68%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2022

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,163,599,380
Gross unrealized depreciation	(448,024,978)
Net unrealized appreciation (depreciation)	$715,574,402
Tax Cost	$4,433,410,766

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,390,150
Undistributed long-term capital gain	$178,052,621
Net unrealized appreciation (depreciation) on securities and other investments	$715,557,932

The Fund intends to elect to defer to its next fiscal year $168,106,150 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$605,253,396	$ 50,956,528
Long-term Capital Gains	905,892,327	67,368,320
Total	$1,511,145,723	$ 118,324,848

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Opportunities Fund	2,187,419,880	2,643,134,737

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Small Cap Opportunities Fund	$93,014

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Small Cap Opportunities Fund	Borrower	$32,615,857.38%		$2,394

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Small Cap Opportunities Fund	160,908,497	194,687,876	(2,066,780)

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Small Cap Opportunities Fund	$51,249	$9,048	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $247.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period-B February 1, 2022 to July 31, 2022
Fidelity Series Small Cap Opportunities Fund	- %-C
Actual		$1,000.00	$928.40	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%

 D Amount represents less than $.005

 E 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $276,833,780, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 3% and 52% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 3% and 57% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 9% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. The Board noted that there was a portfolio management change for the fund in November 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SMO-ANN-0922
1.839807.115

Item 2.

Code of Ethics

As of the end of the period, July 31, 2022, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$81,900	$-	$9,400	$1,500
Fidelity Blue Chip Growth K6 Fund	$55,900	$-	$5,900	$1,000
Fidelity OTC K6 Portfolio	$75,300	$-	$8,700	$1,400
Fidelity OTC Portfolio	$82,100	$-	$10,500	$1,500
Fidelity Real Estate Income Fund	$81,500	$-	$9,300	$1,800
Fidelity Series Blue Chip Growth Fund	$64,900	$-	$7,600	$1,400
Fidelity Series Real Estate Income Fund	$71,600	$-	$8,600	$1,600
Fidelity Series Small Cap Opportunities Fund	$39,100	$-	$7,600	$900

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$65,900	$-	$20,900	$1,500
Fidelity Blue Chip Growth K6 Fund	$44,000	$-	$14,600	$1,000
Fidelity OTC K6 Portfolio	$61,400	$-	$37,500	$1,500
Fidelity OTC Portfolio	$62,600	$-	$41,100	$1,500
Fidelity Real Estate Income Fund	$80,200	$-	$10,400	$1,900
Fidelity Series Blue Chip Growth Fund	$63,700	$-	$9,200	$1,500
Fidelity Series Real Estate Income Fund	$70,100	$-	$10,400	$1,700
Fidelity Series Small Cap Opportunities Fund	$38,800	$-	$9,000	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$42,400	$3,900	$8,300	$1,300
Fidelity Dividend Growth Fund	$50,700	$4,500	$9,100	$1,500
Fidelity Growth & Income Portfolio	$57,400	$5,200	$10,700	$1,700
Fidelity Leveraged Company Stock Fund	$42,400	$4,100	$10,600	$1,400
Fidelity Small Cap Growth Fund	$43,100	$3,900	$10,800	$1,300
Fidelity Small Cap Growth K6 Fund	$38,600	$3,600	$8,100	$1,200
Fidelity Small Cap Value Fund	$43,800	$4,000	$9,100	$1,300

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$41,300	$4,000	$8,100	$1,400
Fidelity Dividend Growth Fund	$49,300	$4,600	$8,100	$1,700
Fidelity Growth & Income Portfolio	$55,800	$5,300	$10,200	$1,900
Fidelity Leveraged Company Stock Fund	$41,200	$4,200	$10,300	$1,500
Fidelity Small Cap Growth Fund	$49,300	$4,000	$8,100	$1,400
Fidelity Small Cap Growth K6 Fund	$41,100	$3,700	$7,900	$1,300
Fidelity Small Cap Value Fund	$42,600	$4,100	$8,300	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$7,914,600	$8,959,700
Tax Fees	$353,200	$11,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2022A	July 31, 2021A
Deloitte Entities	$542,900	692,600
PwC	$13,340,800	$14,375,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2022